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                                        AARP Investment Program
                                              from SCUDDER




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                              Mid-Year Report to Shareholders





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               How to Contact the AARP Investment Program


               WebSite                                          aarp.scudder.com
               -----------------------------------------------------------------

                   Visit us at our Internet Web site for the latest updates and information from the AARP Investment Program from Scudder. Visitors have access to a broad range of investment information, including performance of AARP Mutual Funds, which is updated daily, and the complete prospectus.

               Easy-Access Line                                   1-800-631-4636
               -----------------------------------------------------------------

                   Shareholders with a touch-tone telephone may call this automated line to obtain AARP fund performance and account information, or to exchange or sell (redeem) AARP fund shares. This service is available 24 hours a day, 7 days a week.

               Shareholder Service Line                           1-800-253-2277
               -----------------------------------------------------------------

                   Our knowledgeable AARP Mutual Fund Representatives are available to answer your questions regarding the AARP Investment Program, or your account, Monday through Friday, between 8:00 a.m. and 8:00 p.m. Eastern time. Transactions can be made Monday through Friday, between 8:00 a.m. and 4:00 p.m. Eastern time.

               Transactions by Fax                                1-800-821-6234
               -----------------------------------------------------------------

                   You can fax your confidential transaction requests to us. Please note that any exchange or redemption request received after 4:00 p.m. Eastern time on business days or on weekends will be processed on the next business day.

               Telecommunications Device for the Deaf and Speech
               Impaired (TDD) Line                                1-800-634-9454
               -----------------------------------------------------------------

                   AARP members with hearing or speech impairments and access to TDD equipment can communicate with the AARP Investment Program Monday through Friday, between 8:00 a.m. and 5:00 p.m. Eastern time. Transactions can be made between 8:00 a.m. and 4:00 p.m. Eastern time on business days.

               Mailing Address
               -----------------------------------------------------------------

                          AARP Investment Program from Scudder
                          P.O. Box 2540
                          Boston, MA 02208-2540

               Certified, Registered, and Overnight Delivery Address
               -----------------------------------------------------------------

                          AARP Investment Program from Scudder
                          66 Brooks Drive
                          Braintree, MA 02184

               E-mail Address
               -----------------------------------------------------------------

                          AARP_Funds@scudder.com



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       Table of Contents

Mid-Year Review -- A Message from Linda C. Coughlin ........     2   /1/
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Investment Performance and Individual Portfolio Reviews ....     7   /2/
------------------------------------------------------------------------
      Investment Performance for the six-month period ......     8
MONEY MARKET FUNDS
      AARP High Quality Money Fund .........................    17
      AARP High Quality Tax Free Money Fund ................    18
      AARP Premium Money Fund ..............................    19
INC0ME FUNDS
      AARP High Quality Short Term Bond Fund ...............    20
      AARP GNMA and U.S. Treasury Fund .....................    22
      AARP Insured Tax Free General Bond Fund ..............    24
      AARP Bond Fund for Income ............................    26
GROWTH AND INCOME FUNDS
      AARP Balanced Stock and Bond Fund ....................    28
      AARP Growth and Income Fund ..........................    30
      AARP U.S. Stock Index Fund ...........................    34
GROWTH FUNDS
      AARP Capital Growth Fund .............................    36
      AARP Small Company Stock Fund ........................    38
GLOBAL FUNDS
      AARP Global Growth Fund ..............................    40
      AARP International Stock Fund
        (formerly AARP International Growth and Income Fund)    42
MANAGED INVESTMENT PORTFOLIOS
      AARP Diversified Income with Growth Portfolio ........    44
      AARP Diversified Growth Portfolio ....................    44
INVESTMENT PORTFOLIOS ......................................    47   /3/
------------------------------------------------------------------------
FINANCIAL STATEMENTS .......................................   127   /4/
------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS .......................................   145
NOTES TO FINANCIAL STATEMENTS ..............................   155
OFFICERS AND TRUSTEES ......................................   167   /5/
------------------------------------------------------------------------
INVESTOR SERVICES ..........................................   172   /6/
------------------------------------------------------------------------
GLOSSARY ...................................................   175   /7/
------------------------------------------------------------------------

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                                            [logo]
                                    AARP Investment Program
                                         from SCUDDER



Mid-Year Review
                                                       THE PRINTED DOCUMENT
A Message from Linda C. Coughlin, Chairperson          CONTAINS A PHOTOGRAPH
AARP Investment Program from Scudder                   OF LINDA C. COUGHLIN
                                                       HERE
Dear Fellow Shareholder,

     In this letter I would like to address  three
important  issues that affect the AARP  Investment
Program  from  Scudder:   fund   performance,   an       Linda C. Coughlin
expansion of the Investment Program,  and the high          Chairperson
volume of calls we've received this spring.

     The last six months rewarded some investments that focused on a few sectors with exceptional returns. Technology and biotechnology stocks were among these leaders. While many of these high-fliers have fallen sharply since the close of the fiscal period, many investors pursuing diversified, conservative, and lower-risk investment strategies -- such as the AARP Investment Program funds -- experienced disappointing returns.

     These conditions proved especially challenging for value-oriented funds. In the case of the AARP Growth and Income Fund, we are pleased to report that an enhanced investment strategy and a change in the market environment helped the fund significantly narrow the gap versus its benchmark index during the first three months of this year.

     The story was similar for the AARP Small Company Stock Fund: Small-cap stocks outperformed large-cap stocks for the six months, but the sector was driven by the exceptional gains of a few small growth stocks. The fund's discipline, which emphasizes small-cap stocks with solid fundamentals selling at attractive prices, was severely out of favor during this period.

     While the six months proved challenging for these funds, it rewarded others, especially AARP Capital Growth Fund, AARP U.S. Stock Index Fund, and AARP International Stock Fund. These funds turned in solid performances for the period ended March 31, 2000.

     We know that fund performance is important to you and that we must consistently meet or exceed your expectations. We believe that we can meet those expectations over the long-term, especially given recent enhancements to selected funds and the changed market environment since the end of the period.

WIDER SELECTION OF FUNDS

     This year we are taking another step with the AARP Investment Program by dramatically expanding the products and services available to shareholders. Part of expanding the Investment Program's fund choices requires a special shareholder meeting, which will take place in July 2000. As a shareholder in the AARP Investment Program funds you are being asked

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to vote on several proposals relating to this expansion.  By now you should have received shareholder meeting ("proxy") materials describing the proposals along with a proxy card to cast your vote. The Investment Program's Board of Trustees has approved these proposals and recommends that you vote in favor of them.

     Under the proposals, AARP members will be offered a wider range of funds to meet a broader range of investment goals (see summary on page 8). The current offering of 16 mutual funds will expand to include 43 funds, including six that will maintain a risk-managed focus. We will accomplish this by making funds from the Scudder family of funds available to AARP members. In addition and subject to shareholder approval, AARP and Scudder funds with similar objectives will be combined. The resulting funds will be called Scudder funds, with AARP Investment Program shareholders' shares designated "Class AARP" at the end of the fund name, e.g., "Scudder Growth and Income Fund -- Class AARP." The renaming denotes Scudder's distinct role in managing the funds and your special privileges as an investor in the AARP Investment Program. While you may receive more than one account statement during the transition period this summer, investment activity on all of your fund holdings will be reported on a single consolidated AARP Investment Program statement when the expansion is completed. In addition, we will continue to offer all funds available through the Investment Program on a no-load basis.

AARP'S CONTINUING COMMITMENT TO YOU

     The involvement and level of participation from AARP in the AARP Investment Program is not changing. AARP, through a subsidiary, will continue to oversee the Investment Program's service quality and communications. This subsidiary will provide insight and direction based on what it believes will best serve the interests and concerns of AARP members. Part of the ongoing involvement of AARP includes their continued representation on the funds' Board of Trustees.

MID-YEAR AND ANNUAL REPORTS

     After these changes are approved by shareholders, fund specific information -- such as performance, portfolio manager discussions, portfolio holdings, and financial statement information -- will be provided through individual Scudder fund reports. These existing reports focus on one or a few related funds and are mailed at different times throughout the year. The individual fund reports provide detailed information about your fund(s) and will replace the 200-page AARP Mid-Year and Annual Reports, such as this report.

     We will continue to keep you updated on products, services, and topics of interest through a number of publications, including newsletters and the AARP Investment Program Web site -- aarp.scudder.com. We will also publish periodic reviews that will update you on Investment Program developments. As before the expansion, we will continue to provide you with education on investment topics affecting your life -- an approach we believe is one of the cornerstones of the AARP Investment Program.

     We are excited about the expansion of the AARP Investment Program, a development that will provide you with more investment choices. In addition, we will be introducing other


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services  this year that should help you better manage your  financial  affairs.
Our commitment to shareholders is stronger than ever, and we hope that you will find the expanded choices useful.

     As with any change of this type, you may have questions. For answers, I encourage you to review the contact list on the inside front cover of this report, or visit our Internet Web site at aarp.scudder.com (click on "News"). There you'll find the most up-to-date information about the proposed changes. Of course, you can also call one of our representatives to discuss any of these issues.

CALLING US

     In closing, I would like to thank you for your patience and support if you have tried to contact us by telephone recently and have experienced an unusually long delay. We know that some of you have had an unacceptable experience, and we offer our sincerest apologies. The situation is the result of an unprecedented number of calls during concentrated periods and job market conditions that have challenged our ability to hire additional representatives swiftly. Let me assure you that we have taken significant steps to restore our responsiveness, including the hiring of more AARP Investment Program representatives. In addition, our existing AARP Investment Program representatives have agreed to take shorter lunch breaks, work overtime each business day, and work weekends. Our representatives from other Scudder phone groups also have offered their assistance in answering calls.

     Even with these best efforts, some of you have had to wait longer than you are accustomed. To assist you with reaching a representative, you may want to avoid calling during our busiest times. Our representatives are busiest on Mondays and Tuesdays between the hours of 10:00 a.m. and 4:00 p.m. Eastern time. In order to reach a representative sooner, we suggest that you call during the following periods:

     o Wednesday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time

     o Saturdays between 10:00 a.m. and 2:00 p.m. Eastern time

     o Monday and Tuesday between 4:00 p.m. and 8:00 p.m. Eastern time

     Thank you again for your understanding during this extraordinary period. Our hope is that you have begun to experience an improvement in our responsiveness by the time you receive this letter. For other ways to contact us, please turn to the inside front cover of this report. Please know that we value your relationship and that my colleagues and I are extremely committed to providing you with the highest quality service possible in keeping with your expectations and our standards.

                                    Sincerely,

                                    /s/Lin Coughlin

                                    Linda C. Coughlin
                                    Chairperson



                                       4
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--------------------------------------------------------------------------------

     PROPOSED CHANGES

     o    Expand the current offering from 16 to 43 no-load funds

     o Combine AARP Investment Program funds and Scudder funds that have similar investment objectives (except for AARP Capital Growth Fund, which will not be combined with another fund)

     o Rename funds to denote Scudder's distinct role in managing the funds and the special privileges for AARP shareholders (e.g., "Scudder Growth and Income Fund -- Class AARP")

     o Consolidate the multiple fund Boards of Trustees that exist across the AARP and Scudder funds into one consolidated Board with broad business experience, specific expertise in mutual fund matters, and representation from AARP

     AARP INVESTMENT PROGRAM BENEFITS

     o Continuing commitment to education through efforts such as our Financial Library, Legacy ServiceSM, and national seminar program

     o A dedicated Internet Web site -- aarp.scudder.com -- providing up-to-date news and information pertaining specifically to the AARP Investment Program

     o AARP, through its subsidiary, will continue to oversee service levels and communications for AARP Investment Program shareholders and AARP members

     o    Continued availability of a series of six risk-managed funds

     o Through our ongoing relationship with AARP, Scudder will introduce new products and services that help meet the needs of AARP members

     o Pay no sales charges or commissions on Scudder funds while enjoying low investment minimums and our No-Fee IRA

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                                                           I N V E S T M E N T
                                                         P E R F O R M A N C E


                            Cornelia Small, President and Investment Director of the AARP Investment Program from Scudder, begins this section with an overview of the financial markets and fund performance for the six-month period ended March 31, 2000.

                            Some of the investment terms used in various reviews require additional explanation. We have highlighted in bold italics certain words which appear in the Glossary which begins on page 175. We hope this helps you to better understand the commentary.

Investment Performance
For the six-month period ended March 31, 2000

Cornelia Small, President and Investment Director
AARP Investment Program from Scudder


Dear Fellow Shareholder:

     After  dominating the U.S. market returns for      THE PRINTED DOCUMENT
more than two years, a select group of high growth      CONTAINS A PHOTOGRAPH
stocks  began  to  lose  favor  in  March.   While      OF CORNELIA SMALL
investor   sentiment  shifted  to  companies  with      HERE
demonstrated   earnings  and  solid  fundamentals,
growth stocks still outdistanced most other asset classes by a wide margin for the six-month period.

     Over the last couple of years  growth  stocks
(stocks with accelerating  earnings,  revenues, or
sales) have provided  investors  with  outstanding         Cornelia Small
gains. During the six months, investors flocked to         President and
growth stocks of all sizes, causing prices to rise       Investment Director
to   unprecedented    heights.    Technology   and
biotechnology   companies   were  among  the  best
performing growth stocks, as these companies have been among the fastest growing. This helped technology-related indices to gain more than 60% for the six-month period. However, most professional money managers believed that these levels defied traditional methods of valuing a company and, ultimately, were unsupportable.

     In sharp contrast, the majority of stocks have actually fallen during this period. Among the weakest performing segments were value stocks (stocks that are selling at attractive levels). These have trailed growth stocks and the broad market averages such as the unmanaged S&P 500 Index. This situation has confounded investors with diversified portfolios as their returns have trailed the staggering gains of tech and biotech stocks. Yet, hidden in the temptation to invest in these sectors are the greater risks associated with high growth stocks. Shortly after the close of the period, some of those risks were realized as many of these high fliers experienced devastating losses.

     In our view, the realignment comes as a welcome relief for the overall market. While the level of the U.S. stock market remained above-average given our current earnings projections, the price declines since the end of the period have removed a substantial amount of risk from some of the most highly-valued stocks. With stock prices at more reasonable levels and the economy still healthy, our longer-term outlook for the stock markets has actually improved.

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THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                                THE STOCK MARKETS

CHART PERIOD:

                              As of March 31, 2000

CHART DATA:

          Index                                   Six-month total return
          -----                                   ----------------------

Technology Stocks (price only)                             85.15%
Nasdaq Composite (price only)                              66.52%
Small-cap growth stocks                                    45.77%
MSCI Latin America                                         37.10%
Large-cap growth stocks                                    34.06%
MSCI World (excl. U.S.)                                    18.06%
S&P 500                                                    17.52%
MSCI Europe                                                17.48%
MSCI Japan                                                 16.52%
MSCI Pacific Free (excl. Japan)                            15.11%
Large-cap value stocks                                      5.94%
Small-cap value stocks                                      5.41%

CAPTION TO PRECEDING CHART:

All indices are unmanaged, market-capitalization-weighted, and in U.S. dollars for the six-month period. Unlike mutual funds, index returns do not reflect management fees and expenses. The S&P 500 Index is a broad-based index of large U.S. stocks; large-cap growth stocks are represented by the Russell 1000 Growth Index; large-cap value stocks are represented by the Russell 1000 Value Index; small-cap growth stocks are represented by the Russell 2000 Growth Index; small-cap value stocks are represented by the Russell 2000 Value Index; and technology stocks are represented by the Pacific Stock Exchange Technology Index. The MSCI (Morgan Stanley Capital International) World (excluding U.S.) Index is a broad-based index of international stocks.

                                     -----

         However, the market environment is still likely to be filled with price volatility. The powerful growth of the U.S. economy has raised fears that tight labor markets and high levels of consumer confidence will cause the demand for goods and services to outstrip the available supply. This could result in accelerating inflation. To counteract the threat of inflation, the Federal Reserve has raised short-term interest rates five times since June of 1999. To date, the increases have had little effect on slowing the economy, raising expectations that several more increases will be necessary to dampen potential inflation pressures.

         Higher interest rates simply have reduced the attractiveness of stocks. As a result, investors have focused on stocks that were believed least affected by rate increases, mainly stocks with the highest growth rates. Until recently, these fast growing companies have been among the best performers, but all investments have their limits. After the close of the fiscal period on March 31, high growth stocks -- which had the furthest to fall -- continued to decline sharply as investors seemed to prefer companies with solid financial statements and relatively lower prices for their stocks.

         While the booming U.S. economy has provided an excellent backdrop for growth stocks, it has been a distinct negative for bonds. In an environment where confidence is high, energy prices are rising, and gross domestic product is strong, it is natural that bond prices --

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THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                                THE BOND MARKETS
CHART PERIOD:

                              As of March 31, 2000

CHART DATA:

          Index                                    Six-month total return
          -----                                    ----------------------
Merrill Lynch
3-Month Treasury Bill                                      2.66%

Lehman Bros.
Municipal Bond                                             2.12%

Lehman Bros. Aggregate                                     2.08%

Merrill Lynch Mortgage                                     1.74%

Lehman Bros. Government
Bond (Intermediate)                                        1.59%

Lehman Bros. Corporate
Bond (Intermediate)                                        1.51%

Lehman Bros.
High Yield Bond                                           -0.74%

CAPTION TO PRECEDING CHART:

Unlike mutual funds, indices are unmanaged and returns do not reflect management fees and expenses. The Lehman Brothers High Yield Bond Index is a broad-based index of below investment grade bonds. The Lehman Brothers GNMA Index is a broad-based index of GNMA securities. The Lehman Brothers Corporate Bond Index is a broad-based index of intermediate-term corporate bonds. The Lehman Brothers Aggregate Index is a broad-based index of U.S. investment grade bonds. The Lehman Brothers Municipal Bond Index is a broad-based index of municipal bonds. The Lehman Brothers Government Bond Index is a broad-based index of intermediate-term U.S. government debt obligations.

                                     -----

which tend to thrive when the economy is slowing -- would experience weakness. These factors were reflected in the performance of the 30-year Treasury bond yield, which rose from 6.05% at the beginning of the six-month period to a high of 6.75% by January 18, 2000.(Bond yields typically move in the opposite direction of bond prices.)

         The upward climb in bond yields was interrupted in early February when the U.S. Treasury announced plans to buy back existing bonds and curtail its issuance of new bonds in order to reduce the national debt. Believing that the Treasury would focus its efforts on longer-term bonds, investors rushed into that sector of the market to capitalize on the shrinking supply. This drove up bond prices and caused the yield on the 30-year bond to plunge to 5.83% by the end of the period. Other sectors of the bond market -- such as corporates and mortgage-backed securities -- were disrupted by the volatility in government bonds, but still managed to outperform over the full six months.

         The overseas markets have tracked the U.S. fairly closely in the sense that technology, media, and telecommunications shares ("TMT stocks") have produced the best returns while other industry sectors have lagged. This trend has held true in both the major markets as well as the developing countries, and underscores the fact that the explosive growth of technology is a global phenomenon. The major European markets staged a powerful rally beginning in mid-October that extended into the new year, driving the German equity market to a gain of 33% and the market in France to an advance of 25%. In Japan, stocks continued to grind higher behind strength in the country's tech sector, but the ongoing questions surrounding the state of the country's economy limited gains to 17% for the six months. Most of the emerging markets performed very well on the strength of a sharp run-up in the final two months of 1999. Despite the strong gains in the international markets, we are continuing to find plentiful opportunities there that take advantage of important long-term trends, such as restructuring on the corporate level and industry consolidations. We expect that the wealth of positive changes emerging on the corporate level will continue to provide excellent stockpicking opportunities.

OVERVIEW OF AARP FUND PERFORMANCE

         AARP Capital Growth Fund and AARP U.S. Stock Index Fund continued to provide strong performance in the domestic equity area, due in part to their significant exposure to the best performing areas, specifically growth and technology stocks. AARP Capital Growth Fund's 28.25% six-month return reflects our "growth at a reasonable price" investment discipline and the fund's investment in many dominant, well-run companies. This approach contributed to the fund's ranking among the top 6% of 424 large-cap core funds for the one-year period according to Lipper.^1 AARP U.S. Stock Index Fund, which seeks to mirror the performance of the S&P 500 with less risk than other index funds by emphasizing dividend-paying stocks, essentially matched the performance of its benchmark with a 17.45% six-month return. In addition, both funds earned overall 4-star Morningstar Ratings(TM) among 3,571 domestic equity funds as of March 31, 2000.^2

         Reflecting a resurgence of value stocks toward the end of the period and the implementation of a broadened investment strategy last year, AARP Growth and Income Fund significantly narrowed the gap on its benchmark, especially during the final three months of the period. AARP Balanced Stock and Bond Fund, which pursues the same investment strategy as AARP Growth and Income Fund in the equity portion of its portfolio, also benefited. While these two funds do not invest in many of the high-priced and high-risk stocks that dominated market performance during the first five months of the period, we are encouraged by the funds' improving performance.

         Among small-cap stocks, the gulf between the performance of growth and value stocks continued to widen. Small growth stocks returned 45.77%, while small value stocks returned

----------
^1 Source:   Lipper  Analytical  Services,   Inc.,  an  independent  analyst  of
   investment performance. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results. As of 3/31/00, AARP Capital Growth Fund ranked in the top 6% of 424 funds for the one-year period, in the top 9% of 231 funds for the five-year period, and in the top 40% of 54 funds for the ten-year period.

^2 Morningstar proprietary ratings reflect historical risk-adjusted  performance through 3/31/00. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. AARP Capital Growth Fund received four stars for the three- and five-year periods. AARP U.S. Stock Index Fund received four stars for the three-year period. In their broad asset class these funds were ranked among 3571, 2283, and 786 domestic equity funds, for the three-, five-, and ten-year periods, respectively. The top 10% of funds in this broad asset class receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.

just 5.41%. AARP Small Company Stock Fund's emphasis on attractively valued stocks with smaller market capitalizations than its benchmark was a significant limitation to its short-term performance. Recently the fund has broadened its exposure to include more growth stocks in addition to its traditional value stock holdings, which has helped performance. However, substantial gains were concentrated among a few of the largest growth stocks in the fund's investment universe -- a significant disadvantage to the fund's diversified approach. Despite this recent performance, we continue to believe that this fund can offer shareholders competitive returns and important exposure to one of the more attractively valued asset classes over the long term.

         The Investment Program's global and international funds provided some of the best returns, as many overseas markets outperformed the U.S. market for the six-month period. Reflecting this strong performance, AARP Global Growth Fund returned 19.58% and AARP International Stock Fund (formerly AARP International Growth and Income Fund) returned 27.24%, putting the latter ahead of the average international fund according to Lipper.^3

         Overall, interest rates continued to climb during the period causing price declines for most fixed income investors. However, fixed income securities with the shortest durations -- such as money market funds and short-term bond funds -- weathered this period better than other sectors. While all of our money market funds adhere to strict quality guidelines, AARP Premium Money Market Fund earned high honors by ranking among the top 9% of 368 taxable money market funds for the one-year period according to Lipper.^4 Despite the headwind of rising rates for funds with longer durations, AARP High Quality Short Term Bond Fund and AARP GNMA and U.S. Treasury Fund continued to add to their long-term performance records with overall 4-star Morningstar Ratings(TM) for their risk-adjusted returns (among 1,680 taxable bond funds as of March 31, 2000).^5 Reflecting an improving performance trend for AARP GNMA and U.S. Treasury Fund, which is generally more exposed to the rising rate environment than AARP High Quality Short Term Bond Fund, the fund ranked among the top 23% of 56 GNMA funds according to Lipper.^6

IN PERSPECTIVE

         With the U.S. stock market pulling back sharply in the first few weeks of the second quarter, it appears that the signs of a shift in investor sentiment are continuing to work their way through the market. Given these conditions and the Federal Reserve's continuing bias

----------
^3 As of 3/31/00, AARP International Stock Fund ranked in the top 37% of 643 funds for the one-year period and in the top 44% of 423 funds for the three-year period. See footnote 1 for additional information.

^4 As of 3/31/00, AARP Premium Money Market Fund ranked in the top 9% of 368 funds for the one-year period. See footnote 1 for additional information.

^5 AARP High Quality Short Term Bond Fund and AARP GNMA & U.S. Treasury Fund both received four stars for the three- and five-year periods and three stars for the ten-year period among 1680, 1279, and 389 taxable bond funds in its broad asset class, respectively. See footnote 2 for additional information.

^6 As of 3/31/00, AARP GNMA and U.S. Treasury Fund ranked in the top 23% of 56 funds for the one-year period, in the top 75% of funds for the five-year period, and in the top 76% of 24 funds for the ten-year period. See footnote 1 for additional information.

toward raising interest rates to slow growth and head off inflation, we believe shareholders should expect increased market volatility in the near term. On the plus side, we think lower stock prices help to reduce the market's overall risk, and may contribute to improved market stability over the long term.

         While the daily ups and downs of the stock and bond markets may continue to make headlines in the next few months, we continue to believe that there are many attractive opportunities for investors, especially in selected overseas markets. Our portfolio managers strive to capitalize on the best opportunities, whether they are found at home or abroad, or in stocks or in bonds. In the months ahead they will continue to seek out the most promising securities that meet the goals and risk requirements of their respective funds.

         Thank you for your continued support of the AARP Investment Program from Scudder.

                                    Sincerely,

                                    /s/Cornelia Small

                                    Cornelia Small
                                    President and Investment Director










--------------------------------------------------------------------------------
The mention of individual securities in this report should not be deemed a recommendation.

                                    This page
                                  intentionally
                                   left blank.

                                                             I N D I V I D U A L
                                               P O R T F O L I O   R E V I E W S

Individual Portfolio Reviews for each AARP fund detail the individual fund objective, performance, portfolio composition, asset allocation, and sector diversification. In addition, each portfolio management team comments on how its fund performed during the period in relation to the market.

Some investment terms require additional explanation. These terms are highlighted in bold italics throughout the report and appear in the Glossary beginning on page 175. We hope this helps you to better understand the Individual Portfolio Reviews.

                                    This page
                                  intentionally
                                   left blank.

AARP HIGH QUALITY MONEY FUND
----------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide current income and liquidity, consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing principally in short-term debt securities issued by U.S. corporations and financial institutions, and the U.S. government and its agencies.

FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager


* It is the policy of the fund not to invest in taxable issues. However, the fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

     The performance of the AARP High Quality Money Fund reflected the movement of short-term interest rates over the six-month period ended March 31, 2000. After permitting short-term interest rates to subside at the close of 1999 to ensure adequate liquidity during the Y2K date changeover, the Federal Reserve resumed raising the federal funds rate in February and March 2000 (to 6.00%) to try to temper the U.S. economic boom and restrain inflation. Excepting a brief period at year-end 1999 when we extended maturity to capture attractive yields for maturities beyond January 2000, we have maintained a conservative stance (a relatively short portfolio maturity) in order to be able to take advantage of the higher yields we expect later this year.

     All securities purchased during the period were rated within the two highest quality ranges of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also complied with the guidelines to maintain a AAAm rating from S&P, the highest rating available (approximately 5% of money funds are rated, which provides an added degree of assurance for discriminating investors).^1 Within the universe of securities that meet S&P criteria, Scudder Kemper credit analysts adhere to even stricter guidelines, approving only a small percentage. Thus, the universe of securities from which we construct the fund's portfolio is smaller and generally of better quality than most other money market funds.

OUTLOOK

     Until we feel that the Fed has completed its most recent round of interest rate increases, we expect to maintain an average maturity of between 20 and 30 days. In the current economic environment, the fund is expected to meet its goal of current income and liquidity with a high degree of safety.


        PORTFOLIO STATISTICS

  Number of Issues .............23
  7-Day Current Yield .......5.01%
  Average Maturity ........18 Days
  Average Quality ............AAAm


          PORTFOLIO RETURNS

  One-Year Cumulative
  Total Return ..............4.69%
  Five-Year Average
  Annual Total Return .......4.73%
  Ten-Year Average
  Annual Total Return .......4.51%
  Five-Year Cumulative
  Total Return .............26.02%
  Ten-Year Cumulative
  Total Return .............55.40%

--------------------------------------------------------------------------------
^1 The rating for the fund is historical and is based on an analysis of the Portfolio's credit quality, market price exposure, and management.

   The adviser has agreed to maintain expenses until 1/31/01.

   Past performance is no guarantee of future results. The fund's yield will fluctuate with market conditions. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP HIGH QUALITY TAX FREE MONEY FUND
-------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide liquidity and current income that is free from federal income tax,* consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing at least 80% of assets in tax-exempt, short-term municipal securities.


FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors seeking tax-free income or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking tax-free money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

     The performance of the AARP High Quality Tax Free Money Fund reflected the movement of short-term interest rates over the six-month period ended March 31, 2000. After permitting short-term interest rates to subside at the end of 1999 to ensure adequate liquidity during the Y2K date changeover, the Federal Reserve raised the federal funds rate two times through the close of the period (to 6.00%) to try to temper the U.S. economic boom and restrain inflation. Excepting a brief period at year-end 1999 when we extended maturity to capture attractive yields for maturities beyond January 2000, we have maintained a conservative stance (a relatively short portfolio maturity) in order to be able to take advantage of the higher yields we expect will be available later this year.

     All securities purchased during the period were rated within the two highest quality ranges of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also complied with the guidelines to maintain a AAAm rating from S&P, the highest rating available (approximately 5% of money funds are rated AAAm, which provides an added degree of assurance for discriminating investors).^1 Within the universe of securities that meet S&P criteria, Scudder Kemper credit analysts adhere to even stricter guidelines, approving only a small percentage. Thus, the universe of securities from which we construct the fund's portfolio is smaller and generally of better quality than most other tax-free money market funds.

OUTLOOK

     Until we feel that the Fed has completed its most recent round of interest rate increases, we expect to maintain an average maturity of between 20 and 30 days. In the current economic environment, the fund is expected to meet its goal of liquidity and current income with a high degree of safety.


      PORTFOLIO STATISTICS

Number of Issues .......... 53
7-Day Current Yield .....2.96%
Average Maturity ......20 Days
Average Quality ..........AAAm


        PORTFOLIO RETURNS

One-Year Cumulative
Total Return ............2.68%
Five-Year Average
Annual Total Return .....2.76%
Ten-Year Average
Annual Total Return .....3.01%
Five-Year Cumulative
Total Return ...........14.59%
Ten-Year Cumulative
Total Return ...........34.58%

--------------------------------------------------------------------------------

^1 The rating for the fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

   Past performance is no guarantee of future results. The fund's yield will fluctuate with market conditions. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP PREMIUM MONEY FUND
-----------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide high current income and liquidity, consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing in short-term debt securities issued by U.S. corporations and financial institutions, and the U.S. government and its agencies.

FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

--------------------------------------------------------------------------------

     The AARP Premium Money Fund seeks higher yields than the AARP High Quality Money Fund primarily through a lower expense structure, made possible by a higher investment minimum.

FUND PERFORMANCE

     The performance of the AARP Premium Money Fund reflected the movement of short-term interest rates over the six-month period ended March 31, 2000. After permitting short-term interest rates to subside at the close of 1999 to ensure adequate liquidity during the Y2K date changeover, the Federal Reserve resumed raising the federal funds rate in February and March 2000 (to 6.00%) to try to temper the U.S. economic boom and restrain inflation. Excepting a brief period at year-end 1999 when we extended maturity to capture attractive yields for maturities beyond January 2000, we have maintained a conservative stance (a relatively short portfolio maturity) in order to be able to take advantage of the higher yields we expect will be available later this year.

     While the fund has slightly more flexibility to invest in a broader range of money market securities than the AARP High Quality Money Fund, we purchased only securities rated within the highest rating categories of at least one of the three leading national statistical rating organizations: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). Within the universe of securities that meet the fund's eligibility requirements for purchase, we adhered to even stricter guidelines, approving only a small percentage. Thus, the universe of securities from which the fund's portfolio is constructed is limited to highly creditworthy issues with a proven ability to repay their debt.

OUTLOOK

     Until we feel that the Fed has completed its most recent round of interest rate increases, we expect to maintain an average maturity of between 20 and 30 days. In the current economic environment, the fund is expected to meet its goal of high current income and liquidity with a high degree of safety.


      PORTFOLIO STATISTICS

Number of Issues ...........34
7-Day Current Yield .....5.65%^1
Average Maturity ......30 Days


--------------------------------------------------------------------------------

^1 Fund expenses are being maintained until 1/31/01. Without such maintenance, the yield for the AARP Premium Money Fund would have been 5.47%.

   Past performance is no guarantee of future results. The fund's yield will fluctuate with market conditions. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP HIGH QUALITY SHORT TERM BOND FUND
--------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of current income while actively seeking to reduce downside risk as compared with other short-term bond mutual funds. The fund pursues its goal by investing principally in short-term debt securities and by maintaining a weighted average portfolio duration of less than three years. The fund modified its investment objective on February 1, 1998 and changed its name from the AARP High Quality Bond Fund. The previous objective was to invest in high quality securities regardless of maturity length.


PORTFOLIO
MANAGEMENT TEAM

Robert S. Cessine
John E. Dugenske
  Co-Lead Portfolio Managers

    --------------------------

           TOTAL RETURN
        As of March 31, 2000

            CUMULATIVE

              FUND     INDEX++
    --------------------------
    1 yr.     2.79%     3.28%

    5 yr.    35.89%    33.98%

    10 yr.  100.23%    90.28%


            AVERAGE ANNUAL

              FUND     INDEX++
    --------------------------
    1 yr.     2.79%     3.28%

    5 yr.     6.33%     6.02%

    10 yr.    7.19%     6.64%

    --------------------------

--------------------------------------------------------------------------------

     The past six months has been a difficult period for the bond market, as strong growth, tight labor markets, and higher energy prices have forced the Federal Reserve to raise short-term interest rates five times since June of 1999. In the Treasury market, short-term issues were battered by these trends, while long-term bonds were boosted by the government's announcement of a plan to cut the supply of outstanding debt. Outside of the Treasury sector, this relationship was reversed -- short-term bonds provided more stable performance than longer-term issues. Since we invest the vast majority of the portfolio outside of the Treasury sector, the fund was relatively well-positioned for the unfavorable environment.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE LINE

CHART TITLE:       Growth of a $10,000 Investment

CHART PERIOD:    Yearly Periods ended March 31, 2000

CHART DATA:
                                                         SALOMON BROTHERS INC.
            AARP HIGH QUALITY      LEHMAN BROTHERS       TREASURY/GOVERNMENT
             SHORT TERM BOND       AGGREGATE BOND        SPONSORED CORPORATE
                  FUND                 INDEX+            INDEX (1-3 YEARS)++
------------------------------------------------------------------------------
1990            $10000                $10000                  $10000
1991             11124                 11288                   11113
1992             12297                 12577                   12179
1993             13896                 14249                   13226
1994             14286                 14585                   13600
1995             14734                 15313                   14202
1996             16241                 16963                   15310
1997             16918                 17796                   16142
1998             18503                 19930                   17352
1999             19480                 21221                   18424
2000             20023                 21617                   19028



FUND PERFORMANCE

     For the six months ended March 31, 2000, the fund returned 2.16%, which consisted of 2.80% in income distributions and -0.64% in capital change. During the same time frame, the fund's unmanaged benchmark, the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 Years), returned 1.67%. Reflecting the higher interest rate environment, the fund's 30-day SEC yield rose from 5.78% six months ago to 5.91% as of the end of the period.

THE FUND'S INVESTMENT STRATEGY

     The fund remains well-diversified among corporate bonds, mortgage-backed securities (also known as agency pass-throughs), and asset-backed securities. The shifts we make in the portfolio are designed to take advantage of values that exist among these different sectors. In the last six months, we have reduced the fund's position in corporates and raised its weighting in both mortgage and asset-backed securities, which we believe offer better relative value. Specifically, we have taken positions in securities

--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities.

++ Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

that offer greater yields than corporates with the same quality rating. We intend to maintain our positions in these areas as long as we are able to pick up more yield without having to take on a greater level of risk.

     In terms of duration (which measures interest rate sensitivity), we have maintained a range of 1.6 to 1.9 years, which is slightly shorter than the fund's benchmark. We felt that this conservative positioning was warranted given that the economy is showing no signs of slowing down. The fund's average credit quality stands at AA, which helped performance in a period when higher quality securities tended to perform well.

OUTLOOK

     We continue to believe that the bond market will have difficulty mounting a strong, sustainable rally until it becomes clear that growth has slowed enough to allow the Federal Reserve to take a less aggressive stance with regard to raising interest rates. In the meantime, we will continue to take advantage of volatility to build positions in bonds that have fallen to attractive valuation levels. While slumps in the bond market are always uncomfortable for investors, we view them as an opportunity to buy securities that we feel are mispriced by the market. From a long-term standpoint, we continue to believe that investing in high-quality, short-term bonds will continue to be an effective way for conservative investors to gain a monthly income with a relatively high level of principal stability.

                            PORTFOLIO DIVERSIFICATION
                              As of March 31, 2000

                         Corporate Bonds           37%
                         U.S. Government-Backed
                            Mortgages              23%
                         Asset-Backed Securities   21%
                         Cash Equivalents           9%
                         Government National
                            Mortgage Association    5%
                         U.S. Treasury Obligations  3%
                         U.S. Government Agency
                            Pass-Throughs           2%
                                                  ----
                                                  100%
                                                  ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want a source of regular monthly income

o  Desire an income component for diversification

o  Can invest for at least three years

o  Can handle some ups and downs in investment performance


------------------------------

      MATURITY STRUCTURE
     As of March 31, 2000

Under 2 Years ...........47.2%
2 to 3 Years ............25.9%
3 to 4 Years ............ 6.0%
4 to 5 Years ............ 9.1%
5 to 8 Years ............ 4.6%
Over 8 Years ............ 7.2%
                          ----
                          100%
                          ====

------------------------------

      PORTFOLIO STATISTICS

Number of Issues ...........70
30-Day SEC Yield ........5.91%
Average Coupon ..........6.50%
Average Maturity ....3.0 Years
Average Duration ....1.7 Years
Average Quality ............AA

------------------------------

AARP GNMA AND U.S. TREASURY FUND
--------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of income while actively seeking to reduce downside risk as compared with other GNMA mutual funds. The fund pursues its goal by investing primarily in high quality GNMA and U.S. Treasury securities. While GNMAs and Treasuries are guaranteed as to timely payment of principal and interest, the guarantee does not apply to the fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Richard L. Vandenberg
  Lead Portfolio Manager

Scott E. Dolan
John E. Dugenske
  Portfolio Managers


    -------------------------

           TOTAL RETURN
        As of March 31, 2000

            CUMULATIVE

              FUND    INDEX+
    ------------------------
    1 yr.     2.04%    2.89%

    5 yr.    34.54%   42.79%

    10 yr.   93.61%  117.54%


             AVERAGE ANNUAL

              FUND    INDEX+
    ------------------------

    1 yr.     2.04%    2.89%

    5 yr.     6.11%    7.38%

    10 yr.    6.83%    8.08%

   ------------------------

--------------------------------------------------------------------------------

     A strong economy and the Federal Reserve's bias toward raising short-term interest rates over the six months contributed to an overall rising interest rate environment for mortgage-backed securities. Despite this adverse environment for fixed income securities, GNMAs performed better than other mortgage-backed securities and intermediate-term Treasuries. In this environment, investors preferred government backing and high quality over lower quality fixed income securities.

 THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

 LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

 CHART PERIOD:  Yearly Periods ended March 31, 2000

 CHART DATA:

                    AARP GNMA AND        LEHMAN BROTHERS
                 U.S. TREASURY FUND        GNMA INDEX+
      --------------------------------------------------

       1990           $10000                $10000
       1991            11227                 11393
       1992            12412                 12734
       1993            13743                 14178
       1994            13794                 14337
       1995            14390                 15235
       1996            15631                 16888
       1997            16406                 17901
       1998            17951                 19897
       1999            18975                 21144
       2000            19361                 21754



FUND PERFORMANCE

     The fund's 2.00% six-month return compares to the 2.39% return of its benchmark, the Lehman Brothers GNMA Index, for the same period. The fund's total return consisted of 3.23% in income distributions and -1.23% in capital change. Reflecting the higher interest rate environment, the fund's 30-day standardized SEC yield rose from 6.10% six months ago to 6.28% as of the end of the period.

THE FUND'S INVESTMENT STRATEGY

     In pursuing the fund's objectives we employ a "top-down" approach that focuses on four key factors: the portfolio's sensitivity to changes in interest rates (duration), the allocation between GNMA and Treasury

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

LINE CHART TITLE:    AARP GNMA and U.S. Treasury Fund
                    Three-Year Risk/Return Performance

CHART DATA:     (AARP Fund noted by XXXX)


               -----------------------------------
                          Lipper GNMA
                Return     Peer Group    Risk
               -----------------------------------
       Highest                                    Lowest    Over the three years, this
        Return              Best 25%      XXXX    Risk      fund is in the bottom 25% of
               ------------            -----------          similar funds for total return
                                                            and among the best 25% of
                            Next 25%                        similar funds for monthly
               ------------            -----------          downside risk.

                            Next 25%                        The monthly averages for risk
               ------------            -----------          and return are for 19 similar
        Lowest                                    Highest   funds for the period April 1,
        Return     XXXX     Worst 25%             Risk      1997 through March 31, 2000.
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

securities, the vintage and "seasoning" of issues, and the fund's positioning with respect to the yield curve.

     In the fourth quarter the overall fixed income market was awash with liquidity as the Federal Reserve pumped money into the economy by dramatically expanding reserves in advance of Y2K concerns. As the new year came and went without any major crisis, the economy continued to display some of the strongest numbers in years, including buoyant consumer confidence, strong housing starts, and a healthy rate of new mortgage applications. Meanwhile, interest rates have continued to climb as rising commodity prices and record low unemployment accelerated inflation fears.

     Over the six months, we attempted to maintain a lower sensitivity to changes in interest rates by keeping the fund's duration shorter than our peers. We began the period with a duration of 4.2 years and closed the period at 4.0 years. By comparison, the Lehman Brothers GNMA Index's duration was 4.1 years on March 31, 2000.

     During the last six months of the period we reduced the fund's holdings of GNMAs to 76% of assets (down from 88% six months ago) in an effort to take advantage of the rally in Treasuries.

     In the portfolio, we increased our exposure to seasoned GNMA issues with 6.5% and 7% coupons. We believe that these bonds are attractively priced given their predictable prepayment characteristics. Positions in seasoned GNMAs with 8% coupons were sold in favor of new GNMAs with 8% and 7.5% coupons. Additionally, new GNMAs with 8.5% coupons were added given their attractive valuation.

OUTLOOK

     Looking forward, we remain concerned that interest rates may continue to move higher (and prices may decline) unless economic activity slows. GNMAs continue to look attractive as prepayment risk remains low and supply remains minimal.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want a source of regular monthly income

o  Desire an income component for diversification

o  Can invest for at least three years

o  Can handle some ups and downs in investment performance


------------------------------

   PORTFOLIO DIVERSIFICATION
      As of March 31, 2000

 Government National
    Mortgage Association   76%
 Cash Equivalents          18%
 U.S. Treasury Obligations  6%
                          ----
                          100%
                          ====

------------------------------

      PORTFOLIO STATISTICS

Number of Issues ........2,222
30-Day Yield ............6.28%
Average Coupon ..........8.79%
Average Maturity...11.50 Years
Average Duration ...4.04 Years
Average Quality ...........AAA

------------------------------

AARP INSURED TAX FREE GENERAL BOND FUND

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of income that is free from federal income taxes^1 while actively seeking to reduce downside risk as compared with other insured tax-free bond mutual funds. The fund pursues its goal by investing at least 80% of its assets in high quality, tax-exempt municipal securities, most of which carry insurance that would pay the principal and interest in the event of default. This insurance does not apply to the fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Philip G. Condon
Ashton P. Goodfield
  Co-Lead Portfolio Managers

    ------------------------

          TOTAL RETURN
      As of March 31, 2000

           CUMULATIVE

             FUND    INDEX+
    ------------------------
    1 yr.    -.41%    -.10%

    5 yr.   29.32%   34.27%

    10 yr.  90.51%   99.54%


          AVERAGE ANNUAL

             FUND    INDEX+
    ------------------------
    1 yr.    -.41%    -.10%

    5 yr.    5.28%    6.06%

    10 yr.   6.66%    7.15%

    ------------------------


^1 It is the policy of the fund not to invest in taxable issues. However, the fund's income may be subject to state and local taxes. Gains on sales of fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

--------------------------------------------------------------------------------

FUND PERFORMANCE

     During the six-month period, yields of intermediate- and long-term municipal bonds rose, and their prices generally declined. In this challenging environment, AARP Insured Tax Free General Bond Fund managed to post a positive total return of 1.82% for the semiannual period ended March 31, 2000. The fund's 30-day SEC yield as of March 31 was 4.58%, equivalent to a 7.58% taxable yield for investors in the 39.6% tax bracket.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  Growth of a $10,000 Investment

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:


                 AARP INSURED TAX FREE        LEHMAN BROTHERS
                     GENERAL BOND FUND     MUNICIPAL BOND INDEX+
       ---------------------------------------------------------
        1990            $10000                    $10000
        1991             10885                     10922
        1992             11896                     12015
        1993             13561                     13520
        1994             13805                     13833
        1995             14732                     14861
        1996             15797                     16107
        1997             16551                     16985
        1998             18194                     18808
        1999             19130                     19974
        2000             19051                     19954


     The fund outperformed the 1.73% average total return of its peers during the period, and ranked in the top 9% among 48 insured municipal debt funds for the one-year period ended March 31 according to Lipper Analytical Services, Inc. Longer term, the fund continues to display strong competitive performance: It ranked in the top 18% of 40 funds for the five-year period, and in the top 22% of 18 funds for the ten-year period. In light of its conservative strategy aimed at limiting losses during market declines, the fund may at times lag its benchmark, the unmanaged Lehman Brothers Municipal Bond Index.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

LINE CHART TITLE:     AARP Insured Tax Free General Bond Fund
                         Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                            Lipper
                Return   Insured Muni      Risk
                           Debt Peer
                             Group
               -----------------------------------
       Highest                                    Lowest    Over the three years, this
        Return    XXXX      Best 25%      XXXX    Risk      fund is among the best 25% of
               ------------            -----------          similar funds for total return
                                                            and among the best 25% of
                            Next 25%                        similar funds for monthly
               ------------            -----------          downside risk.

                            Next 25%                        The monthly averages for risk
               ------------            -----------          and return are for 16 similar
        Lowest                                    Highest   funds for the period April 1,
        Return              Worst 25%             Risk      1997 through March 31, 2000.
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

     During the fund's most recent semiannual period, the Federal Reserve continued to raise interest rates to head off inflationary pressures as commodity prices rebounded, the nation's unemployment index reached 30-year lows, and consumer spending proceeded at a brisk pace. The Fed's action in March raised its short-term interest rate target to 6%. As a consequence, yields on 10-year Treasury bonds rose by 0.18 percentage point and their prices declined 1.24% over the six-month period. While municipal bond yields rose by 0.13 percentage point during this period, their prices declined only 0.86%. In light of these market conditions, our strategy has been to maintain a slightly shorter portfolio duration compared with other insured municipal bond funds. Over the period, the fund's duration rose from 6.7 years to 7.0 years.

     Within the fund's portfolio we maintained exposure to a broad range of geographically diversified high quality insured municipal securities. We continued to focus on intermediate-maturity AAA-rated municipal bonds (7-13 year maturities), but also increased our allocations toward the end of the period in 20-25 year bonds selling at a discount. We believe this strategy may help the fund capture additional income and total return potential over the coming months.

     During the six-month period, we maintained a two-part strategy: First, (in addition to our purchases of long-term discount bonds) we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value. The premium dollar price provided protection from the market discount tax and provided reduced price volatility.

     At the same time, we continued the fund's strong emphasis on call protection. (Generally a bond is "called" or redeemed by its issuer so that it can be refinanced at a lower prevailing interest rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called before their stated maturities.

OUTLOOK

     In terms of the fund's day-to-day strategy, we will continue to seek competitive returns by purchasing bonds with the most attractive combination of maturity, coupon, and call protection. Rather than attempting to make investment decisions based on short-term market movements, we will search for attractively valued bonds.

--------------------------------------------------------------------------------

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want a source of regular monthly income

o Desire tax-free income^1

o Can invest for at least three years

o Can handle some ups and downs in investment performance

   ----------------------------

            MUNICIPAL BOND
         EFFECTIVE MATURITIES
              ALLOCATION
         As of March 31, 2000

   Less than 1 year .......... 3%
   1 to less than 5 years ....13%
   5 to less than 10 years ...43%
   10 to less than 15 years ..28%
   Greater than 15 years .....13%
                             ----
                             100%
                             ====

   ------------------------------

          PORTFOLIO STATISTICS

   Number of Issues ...........330
   30-Day SEC Yield .........4.58%
   Average Coupon ...........4.43%
   Average Maturity .....9.6 Years
   Effective Duration ..6.97 Years
   Average Quality ........... AAA

   -------------------------------

AARP BOND FUND FOR INCOME
-------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of current income while actively seeking to reduce downside risk as compared with other long-term bond mutual funds. The fund pursues its goal by investing at least 65% of its assets in high quality bonds of any maturity with credit ratings of investment grade. The fund may also invest up to 35% in high yield, low quality bonds.


PORTFOLIO
MANAGER

Robert S. Cessine
  Lead Portfolio Manager


    -------------------------

           TOTAL RETURN
       As of March 31, 2000

           CUMULATIVE

             FUND    INDEX+
    -------------------------

    1 yr.     .34%    1.87%
    Life of
    Fund*   16.23%   20.42%


           AVERAGE ANNUAL

             FUND    INDEX+
    -------------------------

    1 yr.     .34%    1.87%
    Life of
    Fund*    4.87%    6.05%

    -------------------------

--------------------------------------------------------------------------------

     During the six-month period, the bond market suffered as continued strength in the U.S. economy prompted the Federal Reserve to raise short-term interest rates on five separate occasions. Government issues were the best performing segment of the bond market, due largely to the Treasury's announcement that it would be reducing the supply of government debt by curtailing new issuance and buying back existing bonds. Since the Treasury is focusing its efforts on reducing the supply of longer-term bonds, that sector of the market performed extremely well even as shorter-term bonds were pressured by rising rates. As a result, longer-term Treasuries actually offered lower yields than their short-term counterparts for the final two months of the period. This anomaly, which is particularly unusual during a time of prosperity, roiled other sectors of the bond market and caused longer-term corporates and mortgage-backed securities to slump even as Treasuries rallied.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  Growth of a $10,000 Investment

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                           to March 31, 2000

CHART DATA:

                       AARP BOND FUND             LEHMAN BROTHERS
                         FOR INCOME            AGGREGATE BOND INDEX+
          ----------------------------------------------------------

          2/1/97*         $10000                    $10000
          3/97              9882                      9914
          9/97             10565                     10621
          3/98             10992                     11102
          9/98             11460                     11842
          3/99             11584                     11821
          9/99             11408                     11796
          3/00             11578                     12042



FUND PERFORMANCE

     This environment was a distinct negative for the fund, which holds a large position in corporate bonds and a relatively small weighting in Treasuries. For the six months ended March 31, 2000, the fund returned 1.49% compared to a return of 2.08% for its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. The fund's return consisted of 3.54% in income distributions and -2.05 % in capital change, and its SEC yield was 7.45% as of the close of the period versus 7.22% on September 30, 1999.^1

THE FUND'S INVESTMENT STRATEGY

     Although the fund is widely diversified among a variety of sectors within the bond market, the aspect of our strategy that had the greatest impact on fund performance was our focus on corporate bonds, particularly those in the below investment grade (or high yield) sector. During the latter

--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

^1 Fund expenses are being maintained until 1/31/01. Without such maintenance, the total return would have been lower and the yield on the AARP Bond Fund for Income would have been 7.25%.

*  The fund commenced operations on February 1, 1997.

part of 1999, we increased the fund's position in high yield bonds based on what we believed were their attractive valuations. However, the sector has been hurt by the volatility in Treasuries, and our high yield position has detracted from fund performance. Our holdings in high grade corporates also produced weak performance, although these securities generally outperformed high yield issues. Looking ahead, we believe that the worst is now behind us with respect to the performance of corporates. We intend to maintain a substantial position in the sector, which we believe is an essential component of a fund that is focused on producing a high monthly income. In addition, the sector has fallen to levels that, in our view, are very compelling.

     We kept the fund's duration, or interest rate sensitivity, in a range of
4.9 to 5.2 years, which is roughly in line with the benchmark. We intend to maintain this neutral approach until the interest rate outlook stabilizes. The average credit rating of the portfolio's holdings is A.

OUTLOOK

     We believe that the bond market will remain unsettled until it becomes clear that the Fed is approaching the end of its series of rate hikes. In the interim, we intend to position the portfolio to withstand the effects of further bond market volatility. We have increased the level of liquidity and diversification in the portfolio, and are confident that our mix of corporate bonds, government issues, and mortgage-backed securities will enable the fund to offer high monthly income and strong risk-adjusted returns over the long term.

                              PORTFOLIO ALLOCATION
                              As of March 31, 2000

                    Corporate Bonds                 55%
                    U.S. Treasury Obligations       21%
                    U.S. Government-Backed
                       Mortgages                     9%
                    Government National
                       Mortgage Association          3%
                    Asset-Backed Securities          3%
                    Foreign Bonds -- U.S. $
                       Denominated                   2%
                    Cash Equivalents                 5%
                    Collateralized Mortgage
                       Obligations                   2%
                                                   ----
                                                   100%
                                                   ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want a source of regular monthly income

o Desire an income component for diversification

o Can invest for at least three years

o Can handle some ups and downs in investment performance


   ------------------------------

        MATURITY STRUCTURE
       As of March 31, 2000

   Under One Year ............ 5%
   1 to 5 Years ..............25%
   5 to 8 Years ..............30%
   Over 8 Years ..............40%
                             ----
                             100%
                             ====

   ------------------------------

        PORTFOLIO STATISTICS

    Number of Issues ..........85
    30-Day SEC Yield .......7.45%
    Average Coupon .........7.28%
    Average Maturity ...8.9 Years
    Average Duration ...5.1 Years
    Average Quality ............A

   ------------------------------

AARP BALANCED STOCK AND BOND FUND
---------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other balanced mutual funds. The fund pursues its goal by investing primarily in a diversified mix of stocks with above-average dividend yields, high quality bonds, and cash reserves.


PORTFOLIO
MANAGEMENT TEAM

Kathleen T. Millard
  Lead Portfolio Manager

Robert S. Cessine
Gregory S. Adams
  Portfolio Managers

   -------------------------

          TOTAL RETURN
      As of March 31, 2000

           CUMULATIVE

               FUND     INDEX+
   ---------------------------

    1 yr.      4.25%    10.29%
    5 yr.     81.82%   116.04%
    Life of
    Fund*     87.90%   126.01%


          AVERAGE ANNUAL

               FUND     INDEX+
   ---------------------------

    1 yr.      4.25%    10.29%
    5 yr.     12.70%    16.64%
    Life of
    Fund*     10.77%    14.14%

   ---------------------------


--------------------------------------------------------------------------------

     During the first five months of the period, the U.S. stock market was led by a small group of technology stocks. However, the stocks of companies in other industries began to move upward again in March. Rising interest rates, strong economic growth, and relatively high prices for some stocks drove this change in the market.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  Growth of a $10,000 Investment

CHART PERIOD:  Annual Periods from February 1, 1994* to March 31, 2000

CHART DATA:

       AARP BALANCED                           LEHMAN BROTHERS
      STOCK AND BOND      STANDARD & POOR'S     AGGREGATE BOND       BLENDED
           FUND             500 INDEX               INDEX             INDEX+
----------------------------------------------------------------------------

2/94*    $10000              $10000                 $10000           $10000
3/94       9642                9305                   9583             9490
3/95      10467               10752                  10062            10461
3/96      12669               14203                  11146            12602
3/97      14250               17019                  11694            14157
3/98      18575               25191                  13095            18168
3/99      18256               29841                  13944            20493
3/00      19031               35199                  14204            22601


FUND PERFORMANCE

     The dominance of growth stocks and the rising interest rate environment have been a distinct disadvantage to the fund's diversified approach to investing in value-oriented equities and fixed income securities. However, we continued to narrow the performance gap between the fund and its benchmark -- a blended index of the S&P 500, Lehman Brothers Aggregate Bond, and Merrill Lynch 3-Month Treasury Bill indices. Reflecting this environment, the fund trailed the blended index with a return of 5.06% versus 9.83% for the index over the six months.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

LINE CHART TITLE:     AARP Balanced Stock and Bond Fund
                      Three-Year Risk/Return Performance


CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                             Lipper
               Return       Balanced      Risk
                           Peer Group
               -----------------------------------
       Highest                                    Lowest    Over the three years, this
        Return              Best 25%              Risk      fund is in the bottom 25% of
               ------------            -----------          similar funds for total return
                                                            and among the best 50% of
                            Next 25%      XXXX              similar funds for monthly
               ------------            -----------          downside risk.

                            Next 25%                        The monthly averages for risk
               ------------            -----------          and return are for 171 similar
        Lowest                                    Highest   funds for the period April 1,
        Return     XXXX     Worst 25%             Risk      1997 through March 31, 2000.
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------

+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Index (S&P), 40% Lehman Brothers Aggregate Bond Index
   (LBAB), and 10% the Merrill Lynch 3-Month Treasury Bill Index. The 50/40/10 measure is meant to reflect the anticipated long-range asset mix of the fund, which may change over time. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*  The fund commenced operations on February 1, 1994.

THE FUND'S INVESTMENT STRATEGY

     The equity portion of the portfolio follows the same investment approach as AARP Growth and Income Fund (see pages 30-33). In this part of the portfolio, we continued to focus on three important criteria: valuation, fundamentals, and risk management. The fund's recently broadened investment universe allowed us to significantly increase technology stocks to 12.5% of total assets from 2.0% last fall. In this area, our holdings of Oracle, Corning, and Intel made important contributions to performance.

     In the financial sector, we have a favorable outlook for multinational financial conglomerates like American International Group and Citigroup, which should prosper despite rising interest rates. We believe that global economic growth should benefit low cost commodity producers like the major oil companies and chemical producer Dow Chemical. Stocks in the consumer and health care areas are very compelling values, in our opinion, because many have been beaten down by concerns about slowing economic growth. The fund has exposure in these areas through its holdings in PepsiCo and Merck.

     In the fixed income portion of the portfolio, we kept the fund's overall duration roughly in line with that of the Lehman Brothers Aggregate Bond Index. The fund's average duration ranged from 4.9 to 5.2 years, reflecting our neutral approach. Although the fund's fixed income holdings are diversified among a variety of sectors, our focus on corporate bonds held back performance. Looking ahead, we intend to maintain a substantial position in corporates, believing that the worst is now behind us and that corporates remain an essential component of the fund's balanced approach.

OUTLOOK

     We strongly believe that our philosophy, enhanced investment disciplines, and current holdings in the equity portion of the portfolio will position the fund well in striving to achieve its long-term investment goals. While the daily gyrations of the markets will likely continue for the near term, the overall U.S. economy remains healthy. In this environment, we believe that the fund's diversified approach can provide investors with exposure to the stock market's opportunities with less risk than comparable investments.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o Can invest for at least three to five years

o Can handle some ups and downs in investment performance

o Are building a diversified portfolio with a few core investments


   ----------------------------

       ASSET ALLOCATION
       As of March 31, 2000

    Stock Holdings         65%
    Bond Holdings          33%
    Cash Equivalents        2%
                          ----
                          100%
                          ====

  ----------------------------

         STOCK ALLOCATION
       As of March 31, 2000

    Technology             19%
    Financial              18%
    Manufacturing          12%
    Communications         11%
    Energy                 10%
    Health                  9%
    Consumer Staples        5%
    Service Industries      5%
    Media                   4%
    Other                   7%
                          ----
                          100%
                          ====

   ----------------------------

AARP GROWTH AND INCOME FUND
---------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other growth and income mutual funds. The fund pursues its goal by investing primarily in common stocks and securities convertible into common stocks.


PORTFOLIO
MANAGEMENT TEAM

Kathleen T. Millard
  Lead Portfolio Manager

Gregory S. Adams
  Portfolio Manager

     -------------------------

            TOTAL RETURN
        As of March 30, 2000

             CUMULATIVE

               FUND     INDEX+
     -------------------------

      1 yr.    8.48%    17.96%

      5 yr.  128.67%   227.36%

      10 yr. 314.30%   462.08%


           AVERAGE ANNUAL

               FUND    INDEX+
      -------------------------

      1 yr.    8.48%   17.96%

      5 yr.   17.99%   26.73%

      10 yr.  15.27%   18.83%

      -------------------------

--------------------------------------------------------------------------------

     Over the six-month period AARP Growth and Income Fund was affected by three factors: overall market conditions, our long-term investment strategy, and the stocks currently held in the portfolio. The U.S. stock market, as defined by the unmanaged S&P 500 Index, was led by a small group of technology stocks for most of the period. However, the stocks of companies in other industries began to move upward again in March. Rising interest rates, strong economic growth, and relatively high prices for some stocks drove this change in the market.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  Growth of a $10,000 Investment

CHART PERIOD:  Yearly Periods ended March 31

CHART DATA:

                    AARP GROWTH AND          STANDARD & POOR'S
                      INCOME FUND               500 INDEX+
       -------------------------------------------------------
       1990             $10000                    $10000
       1991              11435                     11441
       1992              13120                     12706
       1993              15176                     14644
       1994              16006                     14858
       1995              18118                     17710
       1996              23900                     22681
       1997              28159                     27176
       1998              40928                     40226
       1999              38192                     47652
       2000              41430                     56208


FUND PERFORMANCE

     The fund significantly narrowed the performance gap versus the S&P 500 Index during the six-month period (see table on page 3). We believe the fund's improving performance reflects the recent enhancements to our stock selection disciplines, which include a broadening of the fund's investment universe. This helped the fund perform well versus the S&P 500 Index during market declines in January and March. However, the strategy also caused the fund to lag the index during the rally in February. As a result, the fund's 8.20% six-month return reflects its weaker performance during the first half

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

LINE CHART TITLE:     AARP Growth and Income Fund
                  Three-Year Risk/Return Performance


CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Large Blend
                Return     and Value     Risk
                          Peer Group
               -----------------------------------
       Highest                                    Lowest    Over the three years, this
        Return              Best 25%      XXXX    Risk      fund is in the bottom 25% of
               ------------            -----------          similar funds for total return
                                                            and among the best 25% of
                            Next 25%                        similar funds for monthly
               ------------            -----------          downside risk.

                            Next 25%                        The monthy averages for risk
               ------------            -----------          and return are for 200 similar
        Lowest                                    Highest   funds for the period April 1,
        Return     XXXX     Worst 25%             Risk      1997 through March 31, 2000.
               ------------            -----------

        Morningstar is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

 THE PRINTED DOCUMENT CONTAINS A TABLE HERE:

    IMPROVING TREND
    AN ENHANCED INVESTMENT STRATEGY HELPED NARROW THE GAP BETWEEN THE FUND AND ITS BENCHMARK IN THE FIRST CALENDAR QUARTER OF 2000.


    TOTAL RETURNS             FUND       S&P 500 INDEX        DIFFERENCE
  ---------------------------------------------------------------------------

    Fourth quarter 1999       6.60%           14.88%            -8.28%

    First quarter 2000        1.50%            2.30%            -0.80%
  ---------------------------------------------------------------------------


of the period. The S&P 500 Index returned 17.52% for the same six-month period. Over the long term (a 3-5 year market cycle), we seek to outperform the market averages with less risk than similar growth and income funds while maintaining a disciplined, value-oriented investment philosophy.

     We began to implement our enhanced investment disciplines in the second half of 1999, which we believe is one of the key reasons why the fund has begun to narrow the performance gap versus the S&P 500 during the first calendar quarter of 2000. We believe this is an indication that we are making progress toward our longer-term investment goals. Given that the market environment did not favor value investing during most of the six-month period, we are pleased with the fund's progress. However, we believe that longer-term time frames will be a more accurate measure of our strategy's success. Over the short-term, we expect the fund to outperform the S&P 500 when value-oriented investments are in favor and lag when growth-oriented investments are in favor. Shareholders should be mindful that the difference between the returns of growth and value stocks can be very wide at times.

THE FUND'S INVESTMENT STRATEGY

     The fund's current portfolio holdings reflect our long-term investment strategy of building a diversified portfolio with a value orientation. Within this framework our stock selection is based on three important criteria: valuation, fundamentals, and risk management. First, we analyze stock valuations. We seek to identify the most attractive stocks given their potential upside and their possible risks versus other investments. Because there are several ways of determining a stock's valuation, we use a number of traditional yardsticks, including yield, price, and earnings ratios to determine a stock's intrinsic worth.

     Second, we assess the company's prospects. Does the company have a viable earnings growth path? Does management possess credible tools that can be used to achieve this growth? Our research analysts help us find

                                                        (Continued on next page)

--------------------------------------------------------------------------------
SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o Can invest for at least five years

o Can handle some ups and downs in investment performance

o Are building a diversified portfolio with a few core investments answers to these questions. Finally, we manage risk by analyzing how each individual stock we buy or sell interacts with the other stocks in the portfolio. We consider how these transactions affect the fund's diversification and its exposure to certain industries. We also look at the fund's exposure to economic events, such as changes in interest rates or economic growth indicators.

THREE FACTORS

     There were three factors contributing to the fund's performance over the six months: strong performance by top fund holdings, an increased technology weighting, and good stock selection. Among the fund's top performing holdings were Intel, Corning, Oracle, and American Home Products. These stocks, along with several other large portfolio holdings, reflect our investment disciplines and have had a positive impact on the portfolio.

     During October and November 1999 we took advantage of market weakness to add key technology stocks that met our investment criteria. The fund's increased weighting in technology had an important and positive impact on returns, especially considering that technology was the only sector that surpassed the S&P 500. Investors should be aware that the index now contains a significant weighting in technology stocks, with the sector comprising about 30% of the S&P 500 benchmark. In this sector, there are some very speculative stocks, some of which at March 31 valuations were not appropriate for the fund's portfolio. We intend to maintain our emphasis on high quality technology companies, which will likely cause the fund to remain underweighted in this sector. However, a significant decline in technology stock prices might bring a number of stocks into our "buy" range. In that case, we would carefully weigh each individual stock's potential against the risks. Some of our technology holdings include Corning, a major supplier of fiberoptic cable -- a key building block for the growth of the Internet, and Intel -- the computer chip maker.^1

     The fund also benefited from good stock selection over the six months. A good example of our investment disciplines at work is Disney, which outperformed the market. The stock was temporarily depressed by poor earnings in 1999, making it a very attractive value at the time of purchase. Our assessment of the company's earnings and cash flow outlook suggested that management's plans to improve returns on invested capital would begin to show results in 2000. The stock also provided good diversification for the fund because, at the time it was added to the portfolio, we had no investments in the media area.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

   -----------------------------

    SECTOR DIVERSIFICATION --
    EXCLUDES CASH EQUIVALENTS
      As of March 31, 2000

   Technology                19%
   Financial                 18%
   Manufacturing             11%
   Communications            11%
   Energy                    10%
   Health                     9%
   Consumer Staples           5%
   Service Industries         5%
   Media                      4%
   Other                      8%
                            ----
                            100%
                            ====

   -----------------------------

        ASSET ALLOCATION
      As of March 31, 2000

   Stock Holdings            98%
   Cash Equivalents           2%
                            ----
                            100%
                            ====

   -----------------------------

--------------------------------------------------------------------------------

^1 Management considers Corning a technology company, although its standard industry classification remains under the Manufacturing category in the Investment Portfolios section on page 86.

     The fund is diversified across many sectors and industries, with holdings in companies that have reasonable stock valuations and strong earnings outlooks. In the financial sector, we have a favorable outlook for multinational financial conglomerates such as American International Group and Citigroup, which should prosper despite rising interest rates. We believe that global economic growth should benefit low cost commodity producers such as the major oil companies and chemical producer Dow Chemical. Stocks in the consumer and health care areas are very compelling values, in our opinion, because many have been beaten down by concerns about slowing economic growth. The fund has exposure in these two areas through its holdings in PepsiCo and Merck.

OUTLOOK

     We strongly believe that our philosophy, enhanced investment disciplines, and current holdings position the fund well in striving to achieve its long-term investment goals. While the daily gyrations of the markets will likely continue for the near term, the overall U.S. economy remains healthy. In this environment, we believe that the fund's approach can provide investors with exposure to the stock market's opportunities with less risk than comparable investments.


    ------------------------------------------------------------------------
      10 LARGEST EQUITY HOLDINGS
      (31% OF PORTFOLIO AS OF MARCH 31, 2000)
    ------------------------------------------------------------------------

    1.  Intel Corp.                    6.  General Electric Co.

    2.  Corning, Inc.                  7.  Marsh & McLennan Companies, Inc.

    3.  Oracle Corp.                   8.  Microsoft Corp.

    4.  Exxon Mobil Corp.              9.  Citigroup, Inc.

    5.  American Home Products Corp.   10. American International Group, Inc.

AARP U.S. STOCK INDEX FUND
--------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other S&P 500 Index mutual funds. The fund pursues its goal by investing at least 95% of its assets in stocks of companies in the S&P 500 Index, as well as futures contracts and options based on the index.

PORTFOLIO MANAGEMENT TEAM

Bankers Trust Company
  Subadviser

James M. Eysenbach
  Scudder Liaison


     -------------------------

            TOTAL RETURN
        As of March 31, 2000

             CUMULATIVE

               FUND     INDEX+
     -------------------------

     1 yr.    18.74%    17.96%

     Life of
     Fund*    99.37%    99.87%



          AVERAGE ANNUAL

              FUND    INDEX+
     -------------------------

     1 yr.    18.74%    17.96%

     Life of
     Fund*    24.39%    24.46%

     -------------------------

--------------------------------------------------------------------------------

     The strong performance of growth and technology stocks continued to drive the S&P 500 Index over most of the six-month period. However, market sentiment shifted in March, as investors retreated from many of these high-priced stocks to those of solid, blue chip companies.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  Growth of a $10,000 Investment

CHART PERIOD:  Semiannual Periods from February 1, 1997* to March 31, 2000

CHART DATA:

                    AARP U.S. STOCK     STANDARD & POOR'S
                       INDEX FUND          500 INDEX+
        -------------------------------------------------
        2/1/97*         $10000               $10000
        3/97              9658                 9664
        9/97             12122                12202
        3/98             14223                14304
        9/98             13260                13306
        3/99             16790                16945
        9/99             16975                17008
        3/00             19937                19987


FUND PERFORMANCE

     The fund performed well, despite an environment of significantly increased market volatility and a continued concentration of performance almost exclusively in a small group of high growth stocks. For the six-month period ended March 31, 2000, the fund returned 17.45%, essentially matching the 17.52% return of the unmanaged S&P 500 Index for the same period. In addition, the fund earned its first Morningstar Rating(TM) -- 4 stars -- among 3,571 domestic equity funds for its risk-adjusted performance as of March 31, 2000.^1

     After solid performance for the S&P 500 in the fourth quarter of 1999, the first quarter of 2000 was disappointing for almost every industry sector except technology. However, tech stocks eased in March on fears of accelerating inflation and an apparent acknowledgement that the relatively high prices of some technology stocks were not sustainable. Overall, market volatility increased significantly, but the fund continued to benefit as performance broadened into other sectors in March.

     The dominance of growth and technology stocks over most of the six months continued to benefit the fund. While consumer cyclicals, capital goods, basic materials, and communications sectors performed strongly in the fourth quarter of 1999, all reported negative returns for the first quarter of this year. Financial stocks, which are the second largest weighting in the S&P 500 after technology, were buffeted by rising interest rates during the first five months of the period. However, the sector rose more than 18% in

--------------------------------------------------------------------------------
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/01. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/00. Ratings are subject to change every month and are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the domestic equity category, the fund received a 4-star rating for the three-year period among 3571 funds in its broad asset class. Past performance is no guarantee of future results.

     March, besting all other sectors of the S&P 500, including technology. This activity highlights the shifting nature of the industry sectors over the six-month period.

THE FUND'S INVESTMENT STRATEGY

     The fund's benchmark -- the S&P 500 Index -- is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries and is used by the majority of U.S. money managers and pension plan sponsors to evaluate large-cap portfolios.

     The fund is designed to track the performance of the S&P 500 Index (typically within 1% per year), while offering slightly less downside risk. The fund seeks to reduce downside risk by adhering to a "yield tilt strategy." This strategy entails investing in a large majority of the S&P 500 stocks, but gives more weight to stocks paying higher dividends. Dividend-paying stocks historically have been more stable, especially in periods of market decline.

     The fund's other investment characteristics, such as sector weightings and average market capitalization, are kept roughly in line with the index. Similar to the S&P 500 Index, the fund gives greater weight to the largest companies. The fund benefited directly from its significant weighting in technology stocks, as this sector provided the best performance for the six months.

OUTLOOK

     The fund's passive approach is well suited to periods when specific industry sectors are shifting in and out of favor. Because the fund basically seeks to reflect the industry weights and characteristics of the index, it does not run the risk of underperforming the index due to subjective weightings in specific stocks or industry sectors. While a rising interest rate environment generally works against stocks, the U.S. economy is healthy and many companies that comprise the S&P 500 Index are among the largest and most financially sound in the world. In the months ahead we expect the environment of increased market volatility to continue. Nevertheless, we believe the fund's approach will remain an attractive core portfolio component for long-term investors.


 10 LARGEST EQUITY HOLDINGS
 (25% OF PORTFOLIO AS OF MARCH 31, 2000)
 ------------------------------------------------------------------------

 1.  Microsoft Corp.            6.  Wal-Mart Stores, Inc.

 2.  Cisco Systems, Inc.        7.  Exxon Mobil Corp.

 3.  General Electric Co.       8.  Nortel Networks Corp.

 4.  Intel Corp.                9.  International Business Machines Corp.

 5.  Oracle Corp.               10. Lucent Technologies, Inc.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o Can invest for at least five years

o Can handle some ups and downs in investment performance

o Are building a diversified portfolio with a few core investments

  --------------------------

    SECTOR DIVERSIFICATION
     As of March 31, 2000

  Technology             27%
  Financial              12%
  Manufacturing           9%
  Communications          9%
  Health                  9%
  Consumer Discretionary  7%
  Energy                  6%
  Consumer Staples        6%
  Durables                4%
  Other                  11%
                        ----
                        100%
                        ====

  --------------------------

      ASSET ALLOCATION
    As of March 31, 2000

  Stock Holdings        100%
                        ----
                        100%
                        ====

  --------------------------

AARP CAPITAL GROWTH FUND
------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund pursues its goal by utilizing individual stock selection to invest primarily in the common stocks and securities convertible into common stocks of established medium- to large-sized companies.


PORTFOLIO
MANAGEMENT TEAM

Bruce F. Beaty
William F. Gadsden
  Co-Lead Portfolio Managers


    -------------------------

           TOTAL RETURN
      As of March 31, 2000

            CUMULATIVE

              FUND     INDEX+
    -------------------------

    1 yr.    33.74%    17.96%

    5 yr.   245.16%   227.36%

    10 yr.  414.67%   462.08%



         AVERAGE ANNUAL

             FUND    INDEX+
    -------------------------

    1 yr.    33.74%    17.96%
    5 yr.    28.12%    26.73%
    10 yr.   17.80%    18.83%

    ------------------------

--------------------------------------------------------------------------------

     After falling in the first two months of the year, the S&P 500 surged to new highs in March on a strong rebound in depressed financial and cyclical stocks. A combination of strong economic growth, moderate core inflation, and an improving outlook for corporate profits helped alleviate investors' concerns earlier in the year about the impact of rising energy and labor prices. While the Federal Reserve Board raised short-term interest rates three times during the six months, stock investors were not deterred by the rising rate environment.

 THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

 LINE CHART TITLE:  Growth of a $10,000 Investment

 CHART PERIOD:  Yearly Periods ended March 31

 CHART DATA:

                    AARP CAPITAL   STANDARD & POOR'S
                     GROWTH FUND     500 INDEX+
      ----------------------------------------------
      1990             10000             10000
      1991             10888             11441
      1992             12545             12706
      1993             14077             14644
      1994             14327             14858
      1995             14911             17170
      1996             19496             22681
      1997             22642             27176
      1998             33838             40226
      1999             38483             47652
      2000             51467             56208


FUND PERFORMANCE

     AARP Capital Growth Fund returned 28.25% for the period, beating the 17.52% return of its unmanaged benchmark, the S&P 500 Index. The fund also performed well against its peers: according to Lipper Analytical Services, it finished in the top 6% of its peer group for the one-year period ended March 31, 2000.1 We believe that the fund's strong performance is a result of our disciplined stock selection methodology, as well as the fact that the market climate was favorable for the stocks in our investment universe.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:       AARP Capital Growth Fund
                  Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Morningstar                       Over the three years, this
                Return    Large Growth     Risk             fund is among the top 75% of
                          Peer Group                        similar funds for total return
               -----------------------------------          and in the top 50% of similar
       Highest                                    Lowest    funds for monthly downside
        Return              Best 25%              Risk      risk.
               ------------            -----------
                                                            The monthly averages for risk
                            Next 25%      XXXX              and return are for 217 similar
               ------------            -----------          funds for the period April 1,
                                                            1997 through March 31, 2000.
                   XXXX     Next 25%
               ------------            -----------          Morningstar is the source for
        Lowest                                    Highest   the peer group information of
        Return              Worst 25%             Risk      similar funds.
               ------------            -----------

--------------------------------------------------------------------------------
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries.

   Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. The fund's returns placed it in the top 6% of 424 Large Cap Core Funds for the one-year period, in the top 9% of 213 funds for the three-year period, in the top 5% of 141 funds for the five-year period, and in the top 40% of 54 funds for the ten-year period. Performance includes reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

THE FUND'S INVESTMENT STRATEGY

     In managing the fund, we use a method known as GARP, which stands for "Growth at a Reasonable Price." We use this technique to identify what we believe are relatively attractive growth companies, and to gauge when a stock has reached a price that appears to be excessive in light of its long-term growth prospects. We believe that good companies that offer superior long-term growth characteristics are worth more than less reliable companies that are often "cheap" for a reason. This disciplined methodology has allowed us to participate in some of the market's biggest winners, and avoid an inordinate amount of negative surprises.

     The fund's strategy within the technology sector continued to be a key driver of strong performance. While the fund has not aggressively overweighted this sector (in order to maintain balance and diversification), our holdings have added significant value. We continued to focus on high-quality, proven companies which are capitalizing on the enormous growth in demand for Internet and telecommunications capacity, as well as companies creating the tools to facilitate the explosive growth in business- to-business electronic commerce. Outside of technology, we continued to favor the media sector, where the strong economy continues to drive healthy growth in advertising revenues. We trimmed our pharmaceutical holdings further as growth rates are moderating, and several of our technology holdings where valuations had exceeded our targets.

OUTLOOK

     Over the past few years, many investors have underestimated the resilience of the U.S. economy and the ability of the monetary authorities to keep the economy on an even keel. Instead, it has proven worthwhile to keep a long-term view and to avoid the temptation to sell when market conditions deteriorate. While we feel that caution is warranted as long as the threat of higher interest rates is an issue, we remain optimistic about the companies we hold in the portfolio, and believe that our disciplined investment style will continue to position the fund for outperformance over time.

    10 LARGEST EQUITY HOLDINGS
    (31% OF PORTFOLIO AS OF MARCH 31, 2000)
    ------------------------------------------------------------------

     1.  Intel Corp.             6.  AT&T Corp.-Liberty Media Group

     2.  Microsoft Corp.         7.  American International Group, Inc.

     3.  General Electric Co.    8.  Home Depot, Inc.

     4.  Cisco Systems, Inc.     9.  American Express Co.

     5.  Warner-Lambert Co.      10. EMC Corp.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want long-term growth of principal

o  Are not looking for a source of regular income

o  Can invest for at least five years

o  Can handle potentially large ups and downs in investment performance

o  Are looking for a fund to invest for the growth portion of their portfolio

  --------------------------

  SECTOR DIVERSIFICATION --
  EXCLUDES CASH EQUIVALENTS
     As of March 31, 2000

  Technology             29%
  Health                 12%
  Financial               9%
  Manufacturing           9%
  Consumer Discretionary  8%
  Communications          8%
  Media                   7%
  Consumer Staples        6%
  Energy                  6%
  Other                   6%
                        ----
                        100%
                        ====

  --------------------------

       ASSET ALLOCATION
     As of March 31, 2000

  Stock Holdings         98%
  Cash Equivalents        2%
                        ----
                        100%
                        ====

  --------------------------

AARP SMALL COMPANY STOCK FUND
-----------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. The fund pursues its goal by investing primarily in stocks of small U.S. companies with potential for above-average long-term capital growth.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
  Lead Portfolio Manager

Calvin S. Young
  Portfolio Manager


    -------------------------

          TOTAL RETURN
      As of March 31, 2000

           CUMULATIVE

             FUND     INDEX+
   -------------------------

   1 yr.     9.04%    37.28%

   Life of
   Fund*    19.83%    51.77%



        AVERAGE ANNUAL

             FUND    INDEX+
   -------------------------

   1 yr.     9.04%    37.28%
   Life of
   Fund*     5.89%    14.09%

   -------------------------

--------------------------------------------------------------------------------

     The fund's emphasis on small-cap stocks with attractive valuations and solid earnings continued to be out of favor over the six months as stocks rose to record highs. On the surface small-cap stocks appeared to perform well, with a 26.82% total return as measured by the unmanaged Russell 2000 Index. This performance surpassed the return of large-cap stocks for the same six-month period. However, the period is best described as a tale of two divergent markets: A select group of the largest growth stocks in the Russell 2000 Index provided exceptional returns, while the median stock in the index was actually down 0.80%.

 THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

 LINE CHART TITLE:  Growth of a $10,000 Investment

 CHART PERIOD:  Semiannual Periods from February 1, 1997*
                           to March 31, 2000

 CHART DATA:

                     AARP SMALL COMPANY          RUSSELL 2000
                        STOCK FUND                  INDEX+
        --------------------------------------------------------
         2/1/97*          10000                     10000
         3/97              9940                      9297
         9/97             13353                     12413
         3/98             14387                     13202
         9/98             11362                     10050
         3/99             10989                     11055
         9/99             12009                     11967
         3/00             11983                     15177

FUND PERFORMANCE

     The fund's -0.22% six-month return as of March 31, 2000 trailed the performance of its benchmark, the Russell 2000 Index. The fund's performance reflects our ongoing emphasis on companies with strong fundamentals and attractive valuations. By contrast, the index leaders were trading at astonishingly high prices relative to sales and earnings ratios. These stocks continued to climb dramatically in the first quarter of 2000, doubling in value from the end of 1999. Towards the end of the period, we witnessed a dramatic reversal. From their peaks, these market leaders shed half of their market value on average -- some in only a few days. While the fund benefited from the shift in investor sentiment that occurred late in the period, it was insufficient to offset the earlier shortfall.

     Even after pulling back from their highs, technology and biotechnology stocks still posted the strongest results for the six-month period. Due to high prices for many of these stocks, the fund was underweighted relative to the Russell 2000 Index, limiting the fund's gains. On the other hand, the fund's underweighting in financial stocks was beneficial as this sector lagged all others. Within the energy sector, our stock selection worked well. However, the positive impact was muted by its small

--------------------------------------------------------------------------------

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/01. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

size at about 3% of the index. In contrast, the technology and health care sectors represent 29% and 10% of the index, respectively.

THE FUND'S INVESTMENT STRATEGY

     In the small-cap stock universe, we seek to add value through comprehensive stock research, disciplined portfolio construction, and efficient trading. Our intent is to capture the long-term opportunities of small-cap stocks through a systematic evaluation of risk and return. Ultimately, we expect this will result in competitive returns with less risk.

     Our strategy does not focus on picking a few big winners or sectors, but on building a portfolio with attractive overall characteristics. As a result, we have diversified the fund's portfolio among more than 200 stocks, with individual positions representing less than 2% of assets. Furthermore, the fund's holdings have strong fundamentals, such as above-average profitability and earnings growth. With a price/earnings ratio of less than 18x, the fund's overall portfolio is cheaper than the index.

OUTLOOK

     The market's reversal at the end of the period can be attributed, in part, to the extremely high valuations of technology, biotech, and Internet stocks and a growing recognition of the risks of these stocks. Such a shift in the market is welcome news, given the fund's diversified approach to small-cap investing. While this change may be accompanied by increased volatility in the short run, management believes that it is likely to lead to more favorable performance over time.

 LARGEST EQUITY HOLDINGS BY SECTOR
 (EXCLUDES CASH EQUIVALENTS)
 ---------------------------------------------------------------------------

 1.  Technology (24%)                 6.  Health (8%)
       Titan Corp.                          ChiRex Inc.

 2.  Manufacturing (13%)              7.  Financial (7%)
       Insight Enterprise, Inc.             Hilb, Rogal & Hamilton Co.

 3.  Consumer Discretionary (11%)     8.  Utilities (4%)
       Thor Industries, Inc.                NUI Corp.

 4.  Durables (9%)                    9.  Construction (4%)
       Aeroflex, Inc.                       Florida Rock Industries, Inc.

 5.  Service Industries (8%)          10. Consumer Staples (3%)
       ABM Industries, Inc.                 Michael Foods, Inc.


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth of principal

o Are not looking for a source of regular income

o Can invest for at least five years

o Can handle potentially large ups and downs in investment performance

o Are looking for a fund to invest in for the growth portion of one's portfolio


 ---------------------------

       ASSET ALLOCATION
     As of March 31, 2000

  Stock Holdings         99%
  Cash Equivalents        1%
                        ----
                        100%
                        ====

 ---------------------------

AARP GLOBAL GROWTH FUND
-----------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other global growth funds. The fund pursues its goal by investing primarily in stocks issued by established companies in countries around the world including the United States.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Nicholas Bratt
Diego Espinosa
  Portfolio Managers


      -------------------------

            TOTAL RETURN
       As of March 31, 2000

             CUMULATIVE

               FUND     INDEX+
     -------------------------

     1 yr.    28.12%    21.87%

     Life of
     Fund*    78.23%   102.53%



         AVERAGE ANNUAL

              FUND      INDEX+
     -------------------------

     1 yr.    28.12%    21.87%

     Life of
     Fund*    14.89%    18.45%

     -------------------------

--------------------------------------------------------------------------------

     Major stock indices performed well during the six-month period, but their performance obscured a bear market in many sectors of the global equity universe. Across the globe, many stocks in the rapidly growing technology, telecommunications, and media sectors provided triple-digit returns, while "old economy" stocks, such as those in the manufacturing, food, energy, and banking industries, generally produced poor returns over the full period.

 THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

 LINE CHART TITLE:  Growth of a $10,000 Investment

 CHART PERIOD:  Semiannual Periods from February 1, 1996*
                          to March 31, 2000

CHART DATA:


                         AARP GLOBAL              MSCI WORLD
                         GROWTH FUND               INDEX+
         ---------------------------------------------------
           2/1/96*           $10000               $10000
             3/96             10180                10224
             9/96             10327                10661
             3/97             11141                11181
             9/97             12874                13231
             3/98             14010                14754
             9/98             12592                13248
             3/99             13910                16619
             9/99             14905                17155
             3/00             17823                20253


FUND PERFORMANCE

     For the six-month period ended March 31, 2000, AARP Global Growth Fund returned 19.58%, which beat the 18.06% total return of its unmanaged benchmark, the MSCI World Index. Performance was helped by our holdings in new economy stocks, while holdings in defensive issues and commodities producers dampened returns.

THE FUND'S INVESTMENT STRATEGY

     In managing the portfolio, we employ a theme-based approach that identifies long-term developments in the global economy, and seeks to invest in the companies best-positioned to capitalize on these trends. The fund is


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

LINE CHART TITLE:        AARP Global Growth Fund
                    Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

         -----------------------------------
                    Morningstar
          Return      Global        Risk
                    Peer Group
         -----------------------------------          Over the three years, this
 Highest                                    Lowest    fund is in the top 75% of
  Return              Best 25%     XXXX     Risk      similar funds for total return
         ------------            -----------          and among the top 25% of
                                                      similar funds for monthly
                      Next 25%                        downside risk.
         ------------            -----------
                                                      The monthly averages for risk
            XXXX      Next 25%                        and return are for 77 similar
         ------------            -----------          funds for the period April 1,
  Lowest                                    Highest   1997 through March 31, 2000.
  Return              Worst 25%             Risk
         ------------            -----------          Morningstar is the source for
                                                      the peer group information of
                                                      similar funds.


--------------------------------------------------------------------------------
+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the life of fund period would have been lower.

*  The fund commenced operations on February 1, 1996.

diversified along two major poles. On one pole are companies that are enabling consumers and businesses to take advantage of the Internet. Included in this category are makers of consumer devices, providers of Internet access, and content producers. In these areas we focus on companies whose business strategies are moving to Internet-based models, as well as existing companies that are successfully restructuring to adopt and combine Internet-driven business models for their suppliers and customers. These segments of the portfolio, which include companies such as Oracle, AT&T-Liberty Media Group, and Sony, produced strong performance over the period.

     On the other pole are holdings in old economy stocks, such as cyclicals, commodity producers, and defensive issues. In this part of the global economy, many companies are acting in a disciplined manner in consolidating, reducing capacity, and planning capital expenditures for a much more competitive world. In addition, there are signs that companies in these areas are gaining improved pricing power. Although the poor recent performance of these stocks has hampered fund returns, we find their value to be extremely compelling and believe that they remain crucial to portfolio diversification amid an increasingly volatile market environment. We are avoiding companies in between these two poles; namely, those with traditional business models that are being squeezed in the pincers of technology-driven price deflation on one hand and higher prices for commodities on the other.

OUTLOOK

     While we are encouraged by the changes that are unfolding in the global economy -- such as reform, restructuring, and consolidation -- we are concerned about the euphoria that has lifted the technology sector worldwide. Although the fundamentals are strong for many of the top companies in this area, there are just as many companies whose stock prices are not supported by tangible earnings. For that reason, we will seek to participate in the tremendous growth of the industry by investing only in the tech stocks that we believe are positioned for strong earnings over the long-term. In addition, we will continue to diversify the portfolio by capitalizing on the value opportunities in areas of the market that are out of favor.

 10 LARGEST EQUITY HOLDINGS
 (16% OF PORTFOLIO AS OF MARCH 31, 2000)
 ---------------------------------------------------------------------------

 1.  Oracle Corp. (U.S.)                    6.  Sony Corp. (Japan)

 2.  Daiwa Securities Group Inc. (Japan)    7.  Canal Plus S.A. (France)

 3.  Reuters Group PLC (U.K.)               8.  Enron Corp. (U.S.)

 4.  AT&T Corp.-Liberty Media Group (U.S.)  9.  Carlton Communications PLC (U.K.)

 5.  Sharp Corp. (Japan)                    10. Yamanouchi Pharmaceutical Co., Ltd. (Japan)

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Have a well-balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o Do not need a source of regular income

o Can invest for at least five years

o Can handle potentially large ups and downs in investment performance

 -----------------------------

   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTs
     As of March 31, 2000

 Financial                 14%
 Manufacturing             13%
 Technology                12%
 Metals & Minerals          9%
 Communications             9%
 Energy                     8%
 Utilities                  6%
 Health                     6%
 Media                      5%
 Other                     18%
                          ----
                          100%
                          ====

 -----------------------------

           GEOGRAPHICAL
        DIVERSIFICATION --
           EXCLUDES 3%
         CASH EQUIVALENTS
      As of March 31, 2000

 U.S. & Canada            43%
 Europe                   31%
 Japan                    21%
 Pacific Basin             3%
 Africa                    1%
 Latin America             1%
                         ----
                         100%
                         ====

 -----------------------------

AARP INTERNATIONAL STOCK FUND
-----------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other international mutual funds. The fund pursues its goal by investing primarily in common stocks of companies from developed countries outside the United States. The fund changed its name from the AARP International Growth and Income Fund on June 30, 1999.


PORTFOLIO
MANAGEMENT TEAM

Irene T. Cheng
  Lead Portfolio Manager

Nicholas Bratt
Carol L. Franklin
Marc J. Slendebroek
  Portfolio Managers

 -------------------------

        TOTAL RETURN
     As of March 31, 2000

         CUMULATIVE

           FUND     INDEX+
 -------------------------

 1 yr.    39.45%    25.11%

 Life of
 Fund*    66.16%    60.48%



       AVERAGE ANNUAL

            FUND    INDEX+
  -------------------------

  1 yr.    39.45%   25.11%

  Life of
  Fund*    17.42%   16.12%

  -------------------------

--------------------------------------------------------------------------------

     Boosted by a powerful rally in high-growth sectors such as technology, media, and telecommunications (known as "TMT" stocks), the international stock markets produced strong gains during the period. The sharp jump in the major global indices overshadowed dramatic declines in other sectors such as retailers, food producers, and heavy industries. Despite the negative impact of this trend on the portfolio's investments in metal, chemical, and steel companies, the downdraft was more than offset by significant weightings and solid stockpicking in the TMT area.

 THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

 LINE CHART TITLE:  Growth of a $10,000 Investment

 CHART PERIOD:  Semiannual Periods from February 1, 1997*
                         to March 31, 2000

 CHART DATA:

                     AARP INTERNATIONAL            MSCI EAFE
                          STOCK FUND                 INDEX+
          --------------------------------------------------
          2/1/97*          $10000                    $10000
           3/97             10086                     10201
           9/97             11512                     11443
           3/98             12872                     12097
           9/98             11148                     10487
           3/99             11852                     12827
           9/99             12990                     13731
           3/00             16528                     16048


 FUND PERFORMANCE

     For the six months ended March 31, 2000, the fund returned 27.24%, beating the 16.87% return of its unmanaged benchmark, the MSCI EAFE Index. Our position in TMT stocks was the most important factor in the fund's strong performance. The fund's successful investments in this segment include Seat Pagine Gialle, the Italian business publisher and Internet portal operator; Vivendi, the French media and communications conglomerate; and LM Ericsson Telephone, the global leader in infrastructure for cellular telephony based in Sweden.

THE FUND'S INVESTMENT STRATEGY

     Although we have benefited significantly from strong gains in TMT stocks during the past 18 months, we believe that expectations for the prospects of many companies in the group have moved to unsustainable levels. We have therefore reduced the fund's exposure to those areas where valuations have become less fundamentally grounded. As part of this process, we reduced or eliminated our exposure to stocks where a substantial part of the value could be attributed to businesses at a very early stage of development, and where valuations required more conceptual than tangible

--------------------------------------------------------------------------------
+ All indices are unmanaged, capitalization-weighted, and in U.S. dollar terms. The MSCI (Morgan Stanley Capital International) EAFE Index is a measure of global stock markets, including Europe, Australia, and the Far East. The MSCI Europe Index represents the European market return; the MSCI Japan Index represents the Japanese market return. Index returns assume dividends are reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/01. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

evidence. As part of the same process, we boosted positions in blue chip companies with strong market positions, sustainable long-term cashflows, and solid management teams. These additions were made in TMT companies as well as in other areas.

         We also hold a large position in companies that are undergoing significant change. The fund holds a number of companies that are in the process of restructuring, in order to take advantage of the potential gains in their earnings growth. The most important benefit of investing in these companies is their positive fundamentals. As a result, their relative performance tends to be strong in both up and down markets. Siemens, the largest German industrial company, provides an excellent illustration of this trend. During the last 24 months, the company has successfully restructured its business portfolio, reduced its operating costs, and drastically cut its product portfolio. Helped by an improving economic environment, this process has led to a sharp improvement in the company's earnings per share and stock price performance.

OUTLOOK

         Despite the turbulence that has characterized the investment environment in recent months, we believe that the overseas markets continue to offer a wealth of opportunities. Tremendous changes are taking place on both the overall economic and the corporate levels. With a combination of strong fundamental research capabilities and a broad vision of the global economy, we believe that we will be able to position the fund in companies that are best able to take advantage of these changes. We have little doubt that the markets will continue to experience significant volatility in the months ahead, but we don't think it's productive to focus on the daily movements of the markets. Instead, we will continue to look for companies whose fundamentals are steadily improving, since over time their stock prices are likely to follow suit.

 10 LARGEST EQUITY HOLDINGS
 (22% OF PORTFOLIO AS OF MARCH 31, 2000)
 ----------------------------------------------------------------------------

 1.  Vodafone AirTouch PLC (U.K.)       6.  Vivendi (France)

 2.  Seat Pagine Gialle SpA (Italy)     7.  Nokia Oyj (Finland)

 3.  Reuters Group PLC (U.K.)           8.  Nomura Securities Co., Ltd. (Japan)

 4.  Total Fina ELF (France)            9.  Epcos AG (Germany)

 5.  NTT Mobile Communications         10.  Daiwa Securities Group Inc. (Japan)
     Network, Inc. (Japan)

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Have a well-balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o Are not looking for a source of regular income

o Can invest for at least five years

o Can handle potentially large ups and downs in investment performance


  ----------------------------

   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS
      As of March 31, 2000

  Technology               18%
  Financial                15%
  Manufacturing            15%
  Communications           14%
  Service Industries        9%
  Energy                    5%
  Consumer Staples          4%
  Metals & Minerals         4%
  Durables                  3%
  Other                    13%
                          ----
                          100%
                          ====

  ----------------------------

         ASSET ALLOCATION
       As of March 31, 2000

  Stock Holdings           97%
  Cash Equivalents          3%
                          ----
                          100%
                          ====

  ----------------------------

AARP MANAGED INVESTMENT PORTFOLIOS:
-----------------------------------
   AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
   AARP DIVERSIFIED GROWTH PORTFOLIO


SIDEBAR TEXT:

GOAL

The AARP Diversified Income with Growth Portfolio seeks current income with modest long-term appreciation. The portfolio pursues its goal by investing in at least five underlying AARP mutual funds, with an emphasis on income funds.

The AARP Diversified Growth Portfolio seeks to provide long-term growth of capital. The portfolio pursues its goal by investing in at least five underlying AARP mutual funds, with an emphasis on the growth funds.

In managing allocations among the underlying funds, each portfolio will generally make incremental adjustments.

PORTFOLIO
MANAGEMENT TEAM

Shahram Tajbakhsh
  Lead Portfolio Manager

Salvatore J. Bruno
Josephine W.K. Chu
  Portfolio Managers

    -------------------------
          TOTAL RETURN

    DIVERSIFIED INCOME WITH
        GROWTH PORTFOLIO

      As of March 31, 2000

           CUMULATIVE

             FUND     INDEX+
   -------------------------

   1 yr.     6.30%     6.72%

   Life of
   Fund*    27.59%    41.61%

  ---------------------------
          TOTAL RETURN

      DIVERSIFIED GROWTH
           PORTFOLIO

     As of March 31, 2000

           CUMULATIVE

             FUND     INDEX+
   -------------------------

   1 yr.    14.85%    13.17%

   Life of
   Fund*    46.68%    73.44%

--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE


     For the six months ended March 31, 2000, AARP Diversified Income with Growth Portfolio returned 6.26%, representing 2.74% in distributions of income and 3.52% in capital change. The portfolio's blended benchmark index, which is comprised of the unmanaged Lehman Brothers Aggregate Bond Index (70%) and the S&P 500 Index (30%), returned 4.43% for this period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:
                   GROWTH OF A $10,000 INVESTMENT
          AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                         to March 31, 2000

CHART DATA:

       AARP DIVERSIFIED                         LEHMAN BROTHERS
         INCOME WITH       STANDARD & POOR'S     AGGREGATE BOND     BLENDED
       GROWTH PORTFOLIO      500 INDEX               INDEX          INDEX+
---------------------------------------------------------------------------
2/97*     $10000              $10000                $10000          $10000
3/97       9987                 9664                  9914            9839
9/97       10935               12202                 10621           11087
3/98       11574               14304                 11102           12009
9/98       11522               13306                 11842           12336
3/99       12003               16945                 11821           13269
9/99       12007               17008                 11796           13274
3/00       12759               19987                 12042           14161


     For the six months ended March 31, 2000, AARP Diversified Growth Portfolio returned 12.46%, representing 3.24% in distributions of income and 9.22% in capital change. The portfolio's blended benchmark index, which is comprised of the unmanaged S&P 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%), returned 7.96% for this period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

                    GROWTH OF A $10,000 INVESTMENT
                  AARP DIVERSIFIED GROWTH PORTFOLIO

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                          to March 31, 2000

CHART DATA:

          AARP
      DIVERSIFIED                         LEHMAN BROTHERS
         GROWTH      STANDARD & POOR'S     AGGREGATE BOND     BLENDED
       PORTFOLIO        500 INDEX               INDEX          INDEX+
---------------------------------------------------------------------------

2/97*   $10000          $10000                 $10000          $10000
3/97      9973            9664                   9914            9739
9/97     11600           12202                  10621           11720
3/98     12691           14304                  11102           13290
9/98     11742           13306                  11842           12926
3/99     12772           16945                  11821           15326
9/99     13043           17008                  11796           15367
3/00     14668           19987                  12042           17344


INVESTMENT STRATEGIES

     The concentration of performance among a small group of high growth stocks proved challenging for the portfolios' conservatively managed asset allocation strategies, which focus on broad diversification across several asset classes.

--------------------------------------------------------------------------------

+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Index (S&P), and the Lehman Brothers Aggregate Bond Index. The 30/70 measure of the Diversified Income with Growth Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of each portfolio, which may change over time. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the domestic stocks through changes in the aggregate market value of 500 stocks representing all major industries. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. For certain underlying funds the adviser has agreed to maintain expenses until 1/31/01. If the adviser had not maintained expenses, total returns would have been lower.

*  These portfolios commenced operations on February 1, 1997.

     AARP Diversified Income with Growth Portfolio's exposure to equity funds made a significant contribution to performance during a period when fixed income funds struggled against the negative effects of rising interest rates. In the portfolio, we maintained our exposure to fixed income and equity funds at 68% and 31%, respectively. In the fixed income area, we continued to emphasize Bond Fund for Income and GNMA & U.S. Treasury Fund, with a smaller weighting in High Quality Short Term Bond Fund. In the equity portion of the portfolio, we made a minor shift out of Growth and Income Fund and into U.S. Stock Index Fund.

     AARP Diversified Growth Portfolio's exposure to a number of equity funds emphasizing growth stocks was an important contributor to performance. In the portfolio, we slightly increased our exposure to stock funds from 71% to 73% of assets over the period by reducing our fixed income fund holdings. Within the stock fund area, we increased exposure to U.S. Stock Index Fund and Capital Growth Fund. These two funds, which together constitute 48% of assets, benefited significantly from the strong performance of growth stocks over the six months. In particular, Capital Growth exceeded the performance of the S&P 500 by a wide margin with a 28.25% return, versus 17.52% for the index.



        DIVERSIFIED INCOME WITH GROWTH
             PORTFOLIO ALLOCATION
             As of March 31, 2000
 ----------------------------------------
 AARP GNMA and U.S. Treasury Fund     32%
 AARP Bond Fund for Income            30%
 AARP U.S. Stock Index Fund           24%
 AARP High Quality Short Term
     Bond Fund                         7%
 AARP Growth and Income Fund           4%
 AARP Capital Growth Fund              2%
 AARP High Quality Money Fund          1%
 AARP Small Company Stock Fund         0%
                                    -----
                                     100%
                                    =====

              DIVERSIFIED GROWTH
             PORTFOLIO ALLOCATION
             As of March 31, 2000
 ----------------------------------------
 AARP U.S. Stock Index Fund           37%
 AARP Bond Fund for Income            18%
 AARP Capital Growth Fund             11%
 AARP Growth and Income Fund          11%
 AARP GNMA and U.S. Treasury Fund      8%
 AARP Global Growth Fund               5%
 AARP Small Company Stock Fund         4%
 AARP International Stock Fund         4%
 AARP High Quality Money Fund          2%
                                    -----
                                     100%
                                    =====


OUTLOOK

     Market volatility increased significantly over the period, with the major market indices rising and falling by record amounts. In such an environment, the portfolios' diversified approaches and professional management can help to smooth out short-term swings over the long term. This approach can relieve investors of the need to manage asset allocations in changing market conditions. While the concentration of performance among a few growth stocks recently has not favored this approach, we are beginning to see signs of a shift in market sentiment that should bode well for the portfolios.

SIDEBAR TEXT:

--------------------------------------------------------------------------------
FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The Managed Investment Portfolios are designed for investors who:

o  Would like to build an overall portfolio with only one or a few investments

o Can invest for at least three years in the AARP Diversified Income with Growth Portfolio, or for at least five years in the AARP Diversified Growth Portfolio

o  Can handle some ups and downs in investment performance


  ----------------------------

         ASSET ALLOCATION
        AARP  DIVERSIFIED
        INCOME WITH GROWTH
            PORTFOLIO
       As of March 31, 2000

   Stock Fund Holdings    30%
   Bond Fund Holdings     69%
   Money Fund              1%
                         ----
                         100%
                         ====

  ----------------------------

        ASSET ALLOCATION
        AARP DIVERSIFIED
        GROWTH PORTFOLIO
      As of March 31, 2000

   Stock Fund Holdings    73%
   Bond Fund Holdings     26%
   Money Fund              1%
                         ----
                         100%
                         ====

  ----------------------------

                                   This page
                                 intentionally
                                  left blank.

I N V E S T M E N T  P O R T F O L I O S


List of investments as of March 31: A detailed breakdown of the investments in each fund portfolio at the close of the reporting period.

Principal amount/shares: The face value of a bond or the shares held by the fund.

Cost: The amount the fund actually paid for the listed securities.

This section also shows the coupon rates and maturity dates of the funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

Market value: The current value of the securities held in a fund's portfolio.

                                   This page
                                 intentionally
                                  left blank.

AARP HIGH QUALITY MONEY FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                             Principal
                                                                             Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.2%
-----------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be repurchased at $962,486
   on 4/3/2000** (Cost $962,000) ........................................       962,000      962,000
                                                                                         -----------

COMMERCIAL PAPER 65.6%
-----------------------------------------------------------------------------------------------------

Asset Portfolio Funding, 5.91%, 4/3/2000 ................................    20,000,000   19,993,489
Barton Capital Corp., 5.92%, 4/14/2000 ..................................    20,000,000   19,957,678
Bavaria Universal Funding, 6%, 4/12/2000 ................................    16,000,000   15,970,764
CXC Inc., 5.92%, 4/3/2000 ...............................................    20,000,000   19,993,478
Delaware Funding Corp., 5.91%, 4/20/2000 ................................    20,000,000   19,938,250
Enterprise Funding Corp., 6.16%, 5/31/2000 ..............................    10,000,000    9,898,333
GIRO Funding Corp., 5.95%, 4/20/2000 ....................................    20,000,000   19,937,828
GMAC Mortgage Corp., 5.99%, 4/3/2000 ....................................    10,000,000    9,996,689
Moat Funding LLC, 5.92%, 4/10/2000 ......................................    20,000,000   19,970,600
Monte Rosa Capital Corp., 5.9%, 4/11/2000 ...............................    20,000,000   19,967,500
Receivables Capital Corp., 5.93%, 4/12/2000 .............................    20,000,000   19,964,158
Salomon Smith Barney Holdings, 5.92%, 4/18/2000 .........................    15,000,000   14,958,492
Sigma Finance Inc., 5.91%, 4/13/2000 ....................................    20,000,000   19,960,933
Thunder Bay Funding Corp., 6.01%, 5/12/2000 .............................    19,425,000   19,294,032
WCP Funding Inc., 5.96% 4/20/2000 .......................................    10,000,000    9,968,914
                                                                                         -----------
Total Commercial Paper (Cost $259,771,138) ..............................                259,771,138
                                                                                         -----------

CERTIFICATES OF DEPOSIT 19.0%
-----------------------------------------------------------------------------------------------------

Allfirst Bank, 6.18%, 9/7/2000* .........................................    20,000,000   19,996,600
First Union National Bank, 6.14%, 7/26/2000* ............................    20,000,000   20,000,000
Fleet National Bank, 6.28%, 8/14/2000* ..................................    15,000,000   14,995,622
Harris Trust & Savings Bank, 6.35%, 8/10/2000* ..........................    20,000,000   20,000,000
                                                                                         -----------
Total Certificates of Deposit (Cost $74,992,222) ........................                 74,992,222
                                                                                         -----------

SHORT-TERM AND MEDIUM-TERM NOTES 15.2%
-----------------------------------------------------------------------------------------------------

Ford Motor Credit Corp., 6.104%, 11/24/2000* ............................    20,000,000   20,002,473
Goldman Sachs Group, 5.99%, 4/17/2000* ..................................    20,000,000   20,000,000
Royal Bank of Scotland, 5.916%, 3/6/2001* ...............................    20,000,000   20,000,000
                                                                                         -----------
Total Short-Term and Medium-Term Notes (Cost $60,002,473) ...............                 60,002,473
                                                                                         -----------
-----------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $395,727,833) (a) ...............               395,727,833
                                                                                         ===========
-----------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY MONEY FUND


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  * Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of March 31, 2000.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a)      At March 31, 2000, the cost for federal income tax purposes was
         $395,727,833.
--------------------------------------------------------------------------------
         At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $120,500, which may be applied against any net taxable capital gains of each succeeding year until fully utilized or until September 30, 2004 ($63,000) and September 30, 2005 ($57,500), the respective expiration dates.



     The accompanying notes are an integral part of the financial statements

               AARP HIGH QUALITY TAX FREE MONEY FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------

                                                                                      Principal
                                                                                      Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------------

MUNICIPAL INVESTMENTS 100.0%
------------------------------------------------------------------------------------------------------------

Alabama
Alabama Special Care Facilities Financing Authority, Ascension Health Credit,
   Weekly Demand Note, Series B, 3.85%, 11/15/2039* ...............................   1,000,000   1,000,000

Arizona
Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
   Series 1982, Weekly Demand Note, 3.9%, 10/1/2022* ..............................   3,900,000   3,900,000
Salt River, AZ, Agricultural Improvement and Power District, Tax Exempt
   Commercial Paper:
      3.65%, 4/12/2000 ............................................................   1,100,000   1,100,000
      3.9%, 5/12/2000 .............................................................   1,500,000   1,500,000

California
Los Angeles, CA,, Regional Airport Improvement Lease, Series 1985,
   Daily Demand Note, 4.1%, 12/1/2025* ............................................   1,800,000   1,800,000

Colorado
Colorado Health Facilities Authority Revenue, Frasier Meadows Manor Project,
   Weekly Demand Note, 3.97%, 6/1/2021* ...........................................     990,000     990,000

District Of Columbia
District of Columbia, General Obligation, Series B1, Daily Demand Note,
   4.1%, 6/1/2003* ................................................................     800,000     800,000

Florida
Florida Housing Finance Agency, Multi-Family Housing,
   Weekly Demand Note, 4%, 7/1/2008* ..............................................   1,200,000   1,200,000
Indian River County, FL, District Hospital Revenue, Weekly Demand Note,
   4%, 10/1/2015* .................................................................   1,000,000   1,000,000
Orange City, FL, Health Facilities Authority Revenue, Tax Exempt Commercial
   Paper, 4.1%, 5/11/2000 (b) .....................................................   2,000,000   2,000,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement,
   Weekly Demand Note, 4.05%, 11/1/2028* ..........................................     900,000     900,000
Pinellas City, FL, Educational Facilities, Tax Exempt Commercial Paper:
   4.1%, 5/9/2000 (b) .............................................................   1,000,000   1,000,000
   4.05%, 5/15/2000 (b) ...........................................................   1,000,000   1,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
   Finance Corp., 1984 Series H-1, Weekly Demand Note, 3.95%, 3/15/2014* ..........   3,850,000   3,850,000
Sarasota, FL, County Hospital, Tax Exempt Commercial Paper, 3.95%, 5/12/2000 ......   1,500,000   1,500,000
University of Northern Florida, Capital Improvement Revenue,
   Weekly Demand Note, 3.95%, 11/1/2024* ..........................................   1,000,000   1,000,000

Georgia
Fayette County, GA, Educational Facilities Revenue, Catholic School Properties Inc.
   Project, Weekly Demand Note, 3.95%, 4/1/2024* ..................................   2,000,000   2,000,000
Fulton County, GA, Development Authority Revenue, United Way of Metro Atlanta,
   Weekly Demand Note, 3.9%, 6/1/2024* ............................................   3,000,000   3,000,000




     The accompanying notes are an integral part of the financial statements

               AARP HIGH QUALITY TAX FREE MONEY FUND

---------------------------------------------------------------------------------------------------------

                                                                                   Principal
                                                                                   Amount ($)   Value ($)
---------------------------------------------------------------------------------------------------------
Gainsville, GA, Redevelopment Authority, Riverside Military Project,
   Weekly Demand Note, 3.95%, 7/1/2024* ........................................   1,000,000   1,000,000

Illinois
Alsip, IL, Industrial Development Revenue, Keeble Co. Project,
   Weekly Demand Note, 4%, 10/1/2004* ..........................................   3,750,000   3,750,000
Illinois Health Facilities Authority Revenue, Tax Exempt Commercial Paper,
   3.75%, 4/11/2000 ............................................................   2,000,000   2,000,000

Indiana
Fort Wayne, IN, Pollution Control Revenue, Weekly Demand Note, 4%, 11/1/2005* ..   1,000,000   1,000,000
Indiana Health Financing Authority Revenue, Ascension Health Credit,
   Series B, 3.85%, 11/15/2039 .................................................   1,500,000   1,500,000
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Services,
   Series C, Daily Demand Note, 4%, 4/1/2019* ..................................     600,000     600,000

Kentucky
Danville County, KY, Tax Exempt Commercial Paper, 3.75%, 4/12/2000 .............   1,000,000   1,000,000
Mayfield, KY, Multi-City Lease Revenue, Kentucky League of Cities Funding Trust,
   Weekly Demand Note, Series 1996, 3.95%, 7/1/2026* ...........................     755,000     755,000
Pendleton, KY, City Lease Revenue, Tax Exempt Commercial Paper:
   3.65%, 4/7/2000 .............................................................   1,000,000   1,000,000
   3.65%, 4/10/2000 ............................................................   1,000,000   1,000,000

Louisiana
Louisiana Public Finance Authority, Tax Exempt Commercial Paper,
   3.85%, 4/12/2000 (b) ........................................................   1,535,000   1,535,000

Michigan
Michigan State Strategic Fund Pollution, Control Revenue, General Motors Corp.,
   Weekly Demand Note, 4%, 4/1/2008* ...........................................   1,300,000   1,300,000
University of Michigan, University Revenue, Series 1995A, Daily Demand Note,
   4%, 12/1/2027* ..............................................................   1,100,000   1,100,000

Minnesota
Cottage Grove, MN, Environmental Control Revenue, Minnesota Mining
   and Manufacturing, Series 1982, Weekly Demand Note, 4.017%, 8/1/2012* .......     300,000     300,000

Missouri
Missouri Environmental Improvement & Energy Authority, Tax Exempt
   Commercial Paper, 3.95%, 4/24/2000 ..........................................   1,100,000   1,100,000

Nevada
Las Vegas, NV, Valley Water Authority District, Tax Exempt Commercial Paper,
   3.6%, 4/10/2000 .............................................................   2,000,000   2,000,000

New Hampshire
New Hampshire General Obligation, Tax Exempt Commercial Paper,
   3.95%, 5/9/2000 .............................................................   2,000,000   2,000,000

New York
Nassau County, NY, Tax Anticipation Note, Series B, 4.75%, 8/31/2000 ...........   1,000,000   1,003,027



     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                    Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------

North Carolina
North Carolina Medical Care Community, Retirement Community Revenue,
   Weekly Demand Note, 3.95%, 11/15/2009* ......................................    4,000,000   4,000,000

Ohio
Medina County, OH, Health Care Facilities Revenue, Weekly Demand Note,
   3.97%, 12/1/2023* ...........................................................    3,000,000   3,000,000

Oklahoma
Oklahoma City, OK, General Obligation, Tax Exempt Commercial Paper,
   3.95%, 5/8/2000 (b) .........................................................    1,500,000   1,500,000

Pennsylvania
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania
   Health Services, Series B, Weekly Demand Note, 3.9%, 1/1/2026* (b) ..........    1,000,000   1,000,000
Philadelphia, PA, Tax and Revenue Anticipation Note, Series A, 4.25%, 6/30/2000       700,000     701,250

Texas
Harris City, TX, General Obligation, Tax Exempt Commercial Paper:
   3.8%, 4/14/2000 .............................................................    1,500,000   1,500,000
   3.9%, 5/11/2000 .............................................................    1,500,000   1,500,000
Harris County, TX, Health Facilities Authority Revenue, Saint Lukes
   Episcopal Hospital, Series A, Daily Demand Note, 4.1%, 2/15/2027* ...........    1,000,000   1,000,000
Houston, TX, Water and Sewer Authority, Tax Exempt Commercial Paper,
   3.85%, 4/7/2000 .............................................................    1,000,000   1,000,000
San Antonio, TX, Electric and Gas, Tax Exempt Commercial Paper,
   3.65%, 4/11/2000 ............................................................    2,100,000   2,100,000
State of Texas, Tax and Revenue Anticipation Note, 4.5%, 8/31/2000 .............    2,800,000   2,808,833
Tarrant County, TX, Health Facility Authority Revenue, Adventist Health Systems,
   Weekly Demand Note, 3.95%, 11/15/2027* ......................................    2,000,000   2,000,000
Texas Small Business Industrial Development Corp., Industrial Development
   Revenue, Weekly Demand Note, 3.95%, 7/1/2026* ...............................    3,400,000   3,400,000
University of Texas, TX, Higher Education Authority, Series A,
   Tax Exempt Commercial Paper, 3.95%, 5/11/2000 ...............................    1,500,000   1,500,000

Virginia
Albemarle County, VA, Industrial Development Authority, University of Virginia
   Health Services, 3.9%, 10/1/2022 ............................................    1,000,000   1,000,000

Tennessee
Clarksville, TN, Public Building Authority, Pooled Financings, Series 1994,
   Weekly Demand Note, 4%, 6/1/2024* ...........................................    1,900,000   1,900,000

Vermont
Vermont Educational & Health Buildings Finance Agency Revenue,
   Weekly Demand Note, 3.95%, 12/1/2030* .......................................    1,000,000   1,000,000
                                                                                              -----------
Total Municipal Investments (Cost $84,393,110) .................................               84,393,110
                                                                                              -----------
-----------------------------------------------------------------------------------------------------------

Total Investment Portfolio-- 100% (Cost $84,393,110) (a) .......................               84,393,110
                                                                                              ===========
-----------------------------------------------------------------------------------------------------------




     The accompanying notes are an integral part of the financial statements

          AARP HIGH QUALITY TAX FREE MONEY FUND


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  * Floating rate and monthly, weekly, or daily demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of March 31, 2000.

(a) At March 31, 2000, the cost for federal income tax purposes was $84,393,110.

(b)      Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or
         MBIA.
--------------------------------------------------------------------------------
       At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $739,600, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2000 ($324,000), September 30, 2001 ($400), September 30, 2003 ($89,000), September 30, 2004 ($5,000),
       September 30, 2005 ($218,000), September 30, 2006 ($103,000), and
       September 30, 2007 ($200), the respective expiration dates.







     The accompanying notes are an integral part of the financial statements

AARP PREMIUM MONEY FUND


LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------------

                                                                                Principal
                                                                                Amount ($)    Value ($)
-------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 1.8%
-------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be repurchased at $4,397,217
   on 4/3/2000** (Cost $4,395,000) ........................................     4,395,000    4,395,000
                                                                                          ------------
COMMERCIAL PAPER 65.1%
-------------------------------------------------------------------------------------------------------

Alpine Securitization Corp., 6.15%, 6/15/2000 .............................     9,049,000    8,933,061
American Home Products Corp., 5.9%, 4/28/2000 .............................     9,000,000    8,960,175
Barton Capital Corp., 5.85%, 4/6/2000 .....................................    10,000,000    9,991,875
Bavaria Finance Funding, 6.03%, 4/4/2000 ..................................    10,000,000    9,994,975
Bavaria Universal Funding, 5.91%, 4/11/2000 ...............................    10,000,000    9,983,583
CXC Inc., 5.87%, 4/3/2000 .................................................     7,450,000    7,447,570
GIRO Funding Corp., 5.87%, 4/3/2000 .......................................    11,000,000   10,996,413
GMAC Mortgage Corp., 5.96%, 4/3/2000 ......................................     1,000,000      999,669
Knight-Ridder Inc., 5.87%, 4/12/2000 ......................................    10,000,000    9,982,064
MCI Worldcom Inc., 5.98%, 5/5/2000 ........................................    11,000,000   10,937,874
Moat Funding LLC, 6.05%, 4/5/2000 .........................................     5,000,000    4,996,639
Monte Rosa Capital Corp., 5.85%, 4/6/2000 .................................    10,000,000    9,991,875
Pemex Capital Inc., 6.07%, 4/7/2000 .......................................     9,000,000    8,990,895
Pemex Capital Inc., 6.29%, 9/21/2000 ......................................    12,000,000   11,637,277
Quincy Capital Corp., 6.19%, 7/12/2000 ....................................    11,230,000   11,032,885
Stellar Funding Group, 5.87%, 4/7/2000 ....................................     8,000,000    7,992,173
Superior Funding Capital, 5.87%, 4/6/2000 .................................     9,289,000    9,281,427
Thunder Bay Funding Corp., 5.86%, 4/14/2000 ...............................    10,000,000    9,978,839
                                                                                          ------------
Total Commercial Paper (Cost $162,129,269) ................................                162,129,269
                                                                                          ------------

CERTIFICATES OF DEPOSIT 14.8%
-------------------------------------------------------------------------------------------------------

American Express Centurian Bank, 6.23%, 6/19/2000* ........................     6,500,000    6,497,541
Credit Suisse First Boston Corp., 6.22%, 6/9/2000* ........................     5,000,000    5,000,000
Deutsche Bank AG, 6.14%, 4/17/2000* .......................................     2,000,000    1,999,949
Finova Capital Corp., 6.19%, 6/12/2000* ...................................     5,000,000    5,000,000
First National Bank of Maryland, 6.09%, 8/7/2000* .........................     5,000,000    4,999,040
First Union National Bank, 6.14%, 7/26/2000* ..............................     5,000,000    5,000,000
Old Kent Bank, 6.19%, 6/16/2000* ..........................................     4,000,000    3,999,673
Royal Bank of Scotland, 5.89%, 12/11/2000* ................................     4,500,000    4,497,548
                                                                                          ------------
Total Certificates Of Deposit (Cost $36,993,751) ..........................                 36,993,751
                                                                                          ------------



     The accompanying notes are an integral part of the financial statements

AARP PREMIUM MONEY FUND


--------------------------------------------------------------------------------------
                                                              Principal
                                                              Amount ($)    Value ($)
--------------------------------------------------------------------------------------

SHORT-TERM AND MEDIUM-TERM NOTES 18.3%
--------------------------------------------------------------------------------------

Beneficial Corp., 6.22%, 9/5/2000* ......................     1,000,000    1,000,090
Comerica Bank, 5.94%, 1/12/2001* ........................     7,500,000    7,497,692
Goldman Sachs Group, 5.99%, 4/17/2000* ..................    11,000,000   11,000,000
GTE Corp., 6.16%, 6/12/2000* ............................     6,000,000    5,999,088
Heller Financial Inc., 6.32%, 6/1/2000* .................     3,000,000    3,000,648
Heller Financial Inc., 6.42%, 9/25/2000* ................     1,000,000    1,000,341
PNC Bank Corp., 5.84%, 7/12/2000* .......................    10,000,000    9,997,765
U.S. Bank NA, 6.05%, 7/19/2000* .........................     6,000,000    5,998,715
                                                                        ------------
Total Short-Term and Medium-Term Notes (Cost $45,494,339)                 45,494,339
                                                                        ------------
--------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $249,012,359) (a)               249,012,359
--------------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. The securities are shown at their rate as of March 31, 2000.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At March 31, 2000, the cost for federal income tax purposes was $249,012,359.




     The accompanying notes are an integral part of the financial statements



AARP HIGH QUALITY SHORT TERM BOND FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
---------------------------------------------------------------------------------------------------------

                                                                                  Principal
                                                                                  Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 5.7%
---------------------------------------------------------------------------------------------------------
State Street Bank and Trust Company, 6.05%, to be repurchased at $20,966,565 on
   4/3/2000** (Cost $20,956,000) ..............................................   20,956,000   20,956,000
                                                                                              -----------
SHORT-TERM INVESTMENT 3.3%
---------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 6.05%, 4/3/2000 (Cost $11,993,950) ..........   12,000,000   11,993,950
                                                                                              -----------
U.S. TREASURY OBLIGATIONS 3.2%
---------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 7%, 7/15/2006 (Cost $11,790,091) ..........................   11,500,000   11,884,560
                                                                                              -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 4.6%
---------------------------------------------------------------------------------------------------------

Government National Mortgage Association REMIC, 6.37%, 9/20/2024 ..............    5,119,033    5,130,193
Government National Mortgage Association, 7%, 4/1/2015 (b) ....................    5,000,000    4,931,250
Government National Mortgage Association, 7.5% with various maturities
   to 11/1/2014 ...............................................................    2,289,263    2,292,125
Government National Mortgage Association, 8% with various maturities
   to 8/15/2012 ...............................................................    3,416,194    3,464,226
Government National Mortgage Association, 8.5%, 11/15/2009 ....................    3,473,797    3,536,568
                                                                                              -----------
Total Government National Mortgage Association (Cost $19,477,663) .............                19,354,362
                                                                                              -----------
U.S. GOVERNMENT AGENCY PASS-THRUS* 2.1%
---------------------------------------------------------------------------------------------------------

Student Loan Marketing Association, 6.24%, 1/25/2013 (Cost $7,600,000) ........    7,600,000    7,600,000
                                                                                              -----------
U.S. GOVERNMENT BACKED MORTGAGES* 23.4%
---------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Association, 6%, 2/15/2017 .........................    9,000,000    8,738,370
Federal Home Loan Mortgage Corp. 5.75%, 3/15/2009 .............................    3,150,000    2,853,711
Federal Home Loan Mortgage Corp., 6%, 11/15/2017 ..............................    7,000,000    6,818,420
Federal Home Loan Mortgage Corp., 7.06%, 6/25/2016 ............................    4,100,000    4,048,750
Federal Home Loan Mortgage Corp., 6.75%, 8/15/2016 ............................    4,500,000    4,457,109
Federal Home Loan Mortgage Corp., 6.15%, 3/15/2021 ............................    3,000,000    2,936,250
Federal Home Loan Mortgage Corp., 6.275%, 11/25/2029 ..........................   19,063,611   19,081,484
Federal Home Loan Mortgage Corp., 5.96% to 5/25/2030 ..........................    8,990,805    8,997,829
Federal National Mortgage Association, 6%, 1/18/2014 ..........................    3,100,000    3,038,961
Federal National Mortgage Association, 6.5%, 3/25/2014 ........................    5,300,000    5,218,844
Federal National Mortgage Association, 6.5%, 4/25/2014 ........................    6,000,000    5,906,250
Federal National Mortgage Association, 6%, 7/25/2017 ..........................    7,700,000    7,517,125
Federal National Mortgage Association, 7.5% with various maturities
   to 10/1/2015 ...............................................................    4,451,588    4,457,150
Federal National Mortgage Association 8% with various maturities
   to 12/1/2009 ...............................................................    4,956,803    5,012,567
Residential Funding Mortgage Security, 7.82%, 4/28/2022 .......................      813,452      811,923
                                                                                              -----------
Total U.S. Government Backed Mortgages (Cost $90,686,688) .....................                89,894,743
                                                                                              -----------

     The accompanying notes are an integral part of the financial statements

                                       57

AARP HIGH QUALITY SHORT TERM BOND FUND

---------------------------------------------------------------------------------------------------------
                                                                                 Principal
                                                                                 Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------
ASSET BACKED* 20.9%
---------------------------------------------------------------------------------------------------------

Miscellaneous Receivables 1.2%
Coast-Plymouth Tax Lien Capital, LLC, Series 1999-A A, 6.76%, 11/15/2004 ....    4,303,348    4,276,452
                                                                                             -----------
Automobile Receivables 3.9%
Capital Automobile Receivable Asset Trust, Series 1999-1 A2, 5.58%, 6/15/2002    4,758,000    4,708,933
Ford Credit Auto Owner Trust, Series 1998-C A5, 5.86%, 10/15/2002 ...........    4,500,000    4,431,094
Premier Auto Trust, Series 1999-2 A4, 5.59%, 2/9/2004 .......................    5,400,000    5,197,500
                                                                                             -----------
                                                                                             14,337,527
                                                                                             -----------
Credit Card Receivables 6.2%
CNL Funding, Series 1999-1 A1, 7.295%, 3/18/2010 ............................    2,546,015    2,484,752
Discover Card Master Trust I, Series 2000-2 A, 6.18%, 9/18/2007 .............    7,500,000    7,495,313
Discover Card Master Trust I, Series 1996-4 A, 6.38%, 10/16/2013 ............    4,000,000    4,036,250
MBNA Master Credit Card Trust, Series 1996-C B, 6.28%, 8/15/2003 ............    5,000,000    5,000,000
Sears Credit Account Master Trust, Series 1999-3, 6.45%, 11/15/2005 .........    4,000,000    3,863,750
                                                                                             -----------
                                                                                             22,880,065
                                                                                             -----------
Home Equity Loans 5.4%
EQCC Home Equity Loan Trust, Series 1996-4 A6, 6.88%, 7/15/2004 .............    3,000,000    2,981,250
Greenpoint Home Equity Loan Trust, Series 1999-2 A2, 6.38%, 12/15/2025 ......    4,892,542    4,897,129
HFC Home Equity Loan, Asset Backed Certificate, Series 1999-1 A2, 6.95%,
   10/20/2023 ...............................................................    2,700,000    2,678,063
Residential Asset Securities Corp., Series 1999-K53 AF3, 7.18%, 1/25/2025 ...    4,500,000    4,391,719
Residential Funding Mortgage Securities, Inc. Series 2000-HI1 A12, 7.58%,
   9/25/2010 ................................................................    5,000,000    4,999,219
                                                                                             -----------
                                                                                             19,947,380
                                                                                             -----------
Manufactured Housing Receivables 4.2%
GE Capital Mortgage Services, Inc., Series 1999-HE3 A2, 7%, 8/25/2013 .......    4,500,000    4,452,891
Green Tree Financial Corp. Series 1993-4 B1, 7.2%, 1/15/2019 ................    3,113,361    2,962,071
Green Tree Financial Corp. Series 1997-1 B1, 7.23%, 3/15/2028 ...............    4,000,000    3,380,000
Green Tree Financial Corp. Series 1997-2 B2, 8.05%, 6/15/2028 ...............    1,478,760    1,150,198
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D 9.85%, 7/15/2011 ..    3,389,649    3,447,883
                                                                                             -----------
                                                                                             15,393,043
                                                                                             -----------
Total Asset Backed (Cost $78,332,808) .......................................                76,834,467
                                                                                             -----------

CORPORATE BONDS 36.8%
---------------------------------------------------------------------------------------------------------

Consumer Discretionary 2.2%
Wal-Mart Stores Inc., 5.85%, 6/1/2000 (c) ...................................    8,000,000    7,989,280
                                                                                             -----------
Consumer Staples 2.7%
Gillette Company, 5.75%, 8/3/2001 ...........................................    5,000,000    4,906,000
Safeway Inc., 7%, 9/15/2002 .................................................    5,000,000    4,936,050
                                                                                             -----------
                                                                                              9,842,050
                                                                                             -----------
Communications 3.9%
Sprint Capital Corp., 5.875%, 5/1/2004 ......................................    5,000,000    4,740,750
US West Communications, 6.375%, 10/15/2002 ..................................    5,000,000    4,880,700

     The accompanying notes are an integral part of the financial statements

                                       58

--------------------------------------------------------------------------------------
                                                              Principal
                                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------------
WorldCom, Inc., 6.125%, 8/15/2001 .......................     5,000,000     4,923,850
                                                                          ------------
                                                                           14,545,300
                                                                          ------------
Financial 17.9%
Associates Corp of North America, 6.21%, 2/22/2002 ......     5,000,000     4,998,431
Bank One Milwaukee N.A., 6.625%, 4/15/2003 ..............     5,000,000     4,913,650
Bank of America Corp., 6.625%, 6/15/2004 ................     5,000,000     4,858,350
CIT Group, Inc., 7.375%, 3/15/2003 ......................     3,500,000     3,502,065
Capital One Bank, 6.57%, 1/27/2003 ......................     4,000,000     3,890,000
Chase Manhattan Corp., 5.75%, 4/15/2004 .................     5,000,000     4,715,800
EOP Operating L.P., 6.375%, 2/15/2003 ...................     6,000,000     5,773,560
FleetBoston Financial Group, 6.458%, 3/27/2003 ..........     5,000,000     5,000,550
General Electric Capital Corp., 6.02%, 5/4/2001 .........     5,000,000     4,965,625
Heller Financial Inc., 5.48%, 2/5/2001 ..................       500,000       492,480
NBD Bank NA Michigan, 6.25%, 8/15/2003 ..................     3,000,000     2,901,480
Prudential Funding Corp, 6.19%, 2/15/2002 ...............    10,000,000     9,977,100
Transamerica Finance Corp., 7.25%, 8/15/2002 ............     5,000,000     4,963,600
Wells Fargo Co., 6.5%, 9/3/2002 .........................     5,000,000     4,917,950
                                                                          ------------
                                                                           65,870,641
                                                                          ------------
Media 1.3%
Cox Communications, Inc., 7.5%, 8/15/2004 ...............     5,000,000     4,992,900
                                                                          ------------
Service Industries 1.3%
USA Waste Services, Inc., 6.125%, 7/15/2001 .............     5,000,000     4,775,000
                                                                          ------------
Durables 2.7%
DaimlerChrysler NA Holdings, 6.84%, 10/15/2002 ..........     5,000,000     4,954,250
General Motors Acceptance Corp., 6.75%, 12/10/2002 ......     5,000,000     4,937,000
                                                                          ------------
                                                                            9,891,250
                                                                          ------------
Technology 2.4%
International Business Machines Corp., 7.25%, 11/1/2002 .     4,000,000     4,019,800
Raytheon Co., 6.45%, 8/15/2002 ..........................     5,000,000     4,855,050
                                                                          ------------
                                                                            8,874,850
                                                                          ------------
Energy 1.3%
Atlantic Richfield Co., 5.55%, 4/15/2003 ................     5,000,000     4,761,250
                                                                          ------------
Utilities 1.1%
Detroit Edison Co., 5.93%, 2/1/2001 .....................     4,000,000     3,963,360
                                                                          ------------
Total Corporate Bonds (Cost $137,432,986) ...............                 135,505,881
                                                                          ------------
--------------------------------------------------------------------------------------
Total Investment Portfolio -- 100%
   (Cost $378,270,186) (a) ..............................                 374,023,963
                                                                          ============
--------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY SHORT TERM BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   *  Effective maturities may be shorter due to prepayments.

   ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

  (a) At March 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $378,270,500 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ............................................  $     327,863

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value ...............................................     (4,574,400)
                                                                  --------------

      Net unrealized depreciation .............................. $   (4,246,537)
                                                                  ==============

  (b) When issued or forward delivery pools included.

  (c) At March 31, 2000, this security, in part or in whole, has been segregated to cover when issued or forward delivery securities.

--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 2000 aggregated $427,423,441 and $487,497,024, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $217,227,415 and $214,444,648, respectively.
--------------------------------------------------------------------------------
      At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,293,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully realized, or until September 30, 2005 ($1,182,000) and September 30, 2007 ($111,000), the respective expiration dates. In addition, from November 1, 1998 through September 30, 1999, the Fund incurred approximately
      $2,650,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000.

     The accompanying notes are an integral part of the financial statements


AARP GNMA AND U.S. TREASURY FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                                Principal
                                                                                Amount ($)      Value ($)
----------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS** 17.5%
----------------------------------------------------------------------------------------------------------

Goldman Sachs, 6%, to be repurchased at $180,090,000 on 4/3/2000** .......     180,000,000     180,000,000
Merrill Lynch, 6%, to be repurchased at $170,141,667 on 4/5/2000** .......     170,000,000     170,000,000
Morgan Stanley, 6.01%, to be repurchased at $198,165,275 on 4/5/2000 .....     198,000,000     198,000,000
Donaldson, Lufkin, & Jenrette, 6.06%, to be repurchased at $100,050,500
   on 4/3/2000 ...........................................................     100,000,000     100,000,000
Salomon Smith Barney, 6.11%, to be repurchased at $100,067,889 on 4/4/2000     100,000,000     100,000,000
State Street Bank and Trust Company, 6.05%, to be repurchased at
   $118,185,555 on 4/3/2000 ..............................................     118,126,000     118,126,000
                                                                                             -------------
Total Repurchase Agreements (Cost $866,126,000) ..........................                     866,126,000
                                                                                             -------------
U.S. GOVERNMENT & AGENCIES 6.0%
----------------------------------------------------------------------------------------------------------

U.S. Treasury Bond, 10.625%, 8/15/2015 ...................................     149,100,000     212,980,404
U.S. Treasury Bond, 6.625%, 2/15/2027 ....................................      60,500,000      64,905,005
U.S. Treasury Note, 7%, 7/15/2006 ........................................      15,300,000      15,811,632
                                                                                             -------------
Total U.S. Government & Agencies (Cost $287,900,782) .....................                     293,697,041
                                                                                             -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 76.5%
----------------------------------------------------------------------------------------------------------

6% with various maturities to 2/15/2029 (c) ..............................      34,593,387      31,620,517
6.5% with various maturities to 5/15/2029 (c) ............................   1,146,319,822   1,085,632,911
7% with various maturities to 3/15/2030 (b)(c) ...........................   1,209,099,949   1,172,016,823
7.5% with various maturities to 4/1/2030 (b)(c) ..........................     758,788,705     753,081,559
8% with various maturities to 5/1/2030 (b)(c) ............................     357,258,559     361,263,388
8.5% with various maturities to 4/1/2030 (b)(c) ..........................     242,118,611     248,268,705
9% with various maturities to 3/15/2030 (c) ..............................     113,526,182     117,664,467
9.5% with various maturities to 1/15/2021 (c) ............................          39,817          41,756
10.5% with various maturities to 1/20/2021 (c) ...........................       5,382,075       5,843,584
11.5% with various maturities to 2/15/2016 (c) ...........................       1,398,800       1,554,731
12% with various maturities to 7/15/2015 (c) .............................       2,727,677       3,058,510
12.5% with various maturities to 8/15/2015 (c) ...........................       2,205,828       2,500,005
13% with various maturities to 7/15/2015 (c) .............................         245,175         280,751
13.5% with various maturities to 10/15/2014 (c) ..........................         355,739         412,512
14% with various maturities to 12/15/2014 (c) ............................         212,263         245,942
14.5% with various maturities to 10/15/2014 (c) ..........................          64,218          75,677

     The accompanying notes are an integral part of the financial statements

                                       61

AARP GNMA AND U.S. TREASURY FUND

-------------------------------------------------------------------------------------------------------
                                                                            Principal
                                                                            Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------
15% with various maturities to 10/15/2012 (c) ......................         168,725         199,632
16% with various maturities to 2/15/2012 (c) .......................          50,095          59,385
                                                                                      -----------------
Total Government National Mortgage Association (Cost $3,841,900,840)                   3,783,820,855
                                                                                      -----------------
-------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100% (Cost $4,995,927,622) (a) ........                   4,943,643,896
                                                                                      =================
-------------------------------------------------------------------------------------------------------

   *  Effective maturities may be shorter due to prepayments.

   ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

  (a) At March 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $4,995,927,622 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ..........................................    $   7,439,739

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost
      over value .............................................      (59,723,465)
                                                                 ---------------

      Net unrealized depreciation ............................   $  (52,283,726)
                                                                 ===============

  (b) When issued or forward delivery pools included.

  (c) At March 31, 2000, these securities, in part or in whole, has been segregated to cover when issued or forward delivery pools.

      At March 31, 2000, open futures contracts sold short were as follows:

                                                                                                                  Unrealized
                                                           Number of          Aggregate                          Appreciation/
              Futures                  Expiration Date     Contracts        Face Value ($)      Value ($)       (Depreciation)
              -------                  ---------------     ---------        --------------      ---------       --------------
       U.S. Treasury Note                 June, 2000           936           91,378,874         91,801,125      $  (422,251)

       U.S. Treasury Note                 June, 2000          1,729         167,841,368        170,306,500       (2,465,132)

       U.S. Treasury Bond                 June, 2000           696           67,625,854         67,990,500         (364,646)
                                                                                                                  -----------

       Total net unrealized depreciation on open futures contracts ..........................................   $(3,252,029)
                                                                                                                ============

--------------------------------------------------------------------------------
   Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 2000 aggregated $5,342,476,518 and $5,646,765,213, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $1,302,873,076 and $1,280,867,719, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $1,173,317,644 and $1,174,899,928, respectively.
--------------------------------------------------------------------------------
   At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $243,324,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003, the expiration date. In addition, from November 1, 1998 through September 30, 1999, the Fund incurred approximately $88,000,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000.

     The accompanying notes are an integral part of the financial statements


AARP INSURED TAX FREE GENERAL BOND FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal
                                                                                      Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS 0.7%
--------------------------------------------------------------------------------------------------------------

Indiana
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Services,
   Series C, Daily Demand Note, 4%, 4/1/2019* ....................................    7,400,000    7,400,000

Texas
Harris County, TX, Health Facilities Authority Revenue, Saint Lukes Episcopal
   Hospital, Series A, Daily Demand Note, 4.1%, 2/15/2027* .......................    2,255,000    2,255,000
                                                                                                --------------
Total Short-Term Municipal Investments (Cost $9,655,000) .........................                 9,655,000
                                                                                                --------------
LONG-TERM MUNICIPAL INVESTMENTS 99.3%
--------------------------------------------------------------------------------------------------------------

Alaska
North Slope Borough, AK, General Obligation, Series 1997A, Zero Coupon,
   6/30/2008 (b) .................................................................    7,000,000    4,506,460
North Slope Borough, AK, General Obligation, Capital Appreciation:
   Series A, Zero Coupon, 6/30/2006 (b) ..........................................    4,000,000    2,879,240
   Series A, Zero Coupon, 6/30/2007 (b) ..........................................    5,000,000    3,405,000
   Series B, Zero Coupon, 6/30/2004 (b) ..........................................   15,500,000   12,456,575
   Series B, Zero Coupon, 6/30/2005 (b) ..........................................   25,600,000   19,472,128

Arizona
Arizona Municipal Finance Program, Certificate of Participation, Series 25,
   7.875%, 8/1/2014 (b) ..........................................................    3,500,000    4,333,174
Maricopa County, AZ:
   School District #6, Washington Elementary, Series B, 4.1%, 7/1/2013 (b) .......    2,950,000    2,554,730
   School District #28, Kyrene Elementary, Series B, Zero Coupon, 1/1/2004 (b) ...    4,000,000    3,314,040
   Unified School District #41, Gilbert School, Zero Coupon, 1/1/2005 (b) ........    5,280,000    4,150,872

California
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/1/2009 (b) ..........................................................    5,000,000    5,199,551
Banning, CA, Wastewater, Certificate of Participation:
   8%, 1/1/2019 (b) ..............................................................      960,000    1,204,079
   8%, 1/1/2019 (b) ..............................................................    1,080,000    1,331,509
Big Bear Lake, CA, Series 1996, 6%, 4/1/2011 (b) .................................    3,800,000    4,142,075
California Housing Finance Agency, 5.3%, 8/1/2014 (b) ............................    1,660,000    1,661,526
California State Public Works Board, Lease Revenue, Series A, 6.3%,
   12/1/2006 (b) .................................................................    8,095,000    8,870,986
Los Angeles County, CA, Capital Asset Leasing, 6%, 12/1/2006 (b) .................    9,000,000    9,667,620
Los Angeles County, CA, Public Works Finance Authority, Lease Revenue,
   Multiple Projects IV, 4.75%, 12/1/2010 (b) ....................................   11,140,000   10,983,594
Madera County, CA, Certificate of Participation, Valley Childrens Hospital,
   6.5%, 3/15/2010 (b) ...........................................................    2,840,000    3,199,317
Oakland, CA, Redevelopment Agency, Tax Allocations, 6%, 2/1/2007 (b) .............    2,000,000    2,152,740
San Diego County, CA, Water Authority Revenue, Certificate of Participation:
   5.63%, 4/25/2007 (b) ..........................................................    6,300,000    6,556,473
   5.68%, 4/22/2009 (b) ..........................................................    4,500,000    4,700,925


     The accompanying notes are an integral part of the financial statements

                                       63

AARP INSURED TAX FREE GENERAL BOND FUND

------------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                    Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue Refunding,
   6.75%, 7/1/2010 (b) .........................................................    2,000,000    2,295,160
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue,
   Capital Appreciation, Revenue Refunding, Series 1997A, Zero Coupon,
   1/15/2012 (b) ...............................................................    3,000,000    1,615,500

Colorado
Mesa County, CO, Residual Revenue, Single Family Housing, Series 1992,
   Zero Coupon, ETM, 12/1/2011 (b)** ...........................................    6,435,000    3,436,419

Connecticut
Connecticut Resource Recovery Authority, Series 1996, 6.25%,
   11/15/2005 (b) ..............................................................    2,000,000    2,129,140
Connecticut State Health Facility Authority, Series 1992B, 6.15%, 11/15/2004 ...    5,000,000    5,138,250

District Of Columbia
District of Columbia, General Obligation:
   6.5%, 6/1/2010 (b) ..........................................................      110,000      121,447
   Prerefunded 6/1/02 at 102, Series B, 6.125%, 6/1/2003 (b)*** ................       95,000       99,362
   Series A, 5.875%, ETM, 6/1/2005 (b)** .......................................    2,335,000    2,431,155
   Series B, 5.4%, 6/1/2006 (b) ................................................   18,905,000   19,190,466
   Series B, 5.5%, 6/1/2007 (b) ................................................   25,000,000   25,517,000
   Series B, 5.5%, 6/1/2008 (b) ................................................   21,300,000   21,747,513
   Series B, 5.5%, 6/1/2009 (b) ................................................   16,150,000   16,463,149
   Series B, 5.5%, 6/1/2009 (b) ................................................    2,840,000    2,895,068
   Series B, 5.5%, 6/1/2012 (b) ................................................    1,050,000    1,062,926
   Series B, Zero Coupon, 6/1/2000 (b) .........................................    3,500,000    3,475,395
   Series B3, 5.4%, 6/1/2006 (b) ...............................................   10,000,000   10,151,000

District of Columbia, General Obligation, Unrefunded Balance:
   6.5%, 6/1/2010 (b) ..........................................................    2,160,000    2,359,735
   Series A, 5.875%, 6/1/2005 (b) ..............................................    2,415,000    2,503,317
   Series B, 6.125%, 6/1/2003 (b) ..............................................    3,905,000    4,039,957

Washington D.C. Convention Center Authority, Dedicated Tax Revenue, 5.25%,
   10/1/2012 ...................................................................    4,000,000    3,985,520

Georgia
Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%,
   4/1/2011 (b) ................................................................    2,305,000    2,373,620
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central Georgia,
   Series C, 5.25%, 8/1/2011 (b) ...............................................    3,000,000    2,992,170
Municipal Electric Authority Power Revenue, Series Y, 6.4%, 1/1/2013 (b) .......    3,500,000    3,872,400
State of Georgia, General Obligation, Series C, 5.5%, 9/1/2014 (b) .............    2,000,000    2,058,200

Hawaii
State of Hawaii, General Obligation, Series CT, 5.7%, 9/1/2013 (b) .............   18,095,000   18,629,888

Illinois
Central Lake County, IL, Joint Action Water Agency, Refunding Revenue,
   Zero Coupon, 5/1/2002 (b) ...................................................    2,245,000    2,025,910
Chicago, IL, General Obligation:
   6.25%, 1/1/2011 (b) .........................................................    3,000,000    3,261,780
   Series A, 5.375%, 1/1/2013 (b) ..............................................   15,410,000   15,373,478
   Series B, 5%, 1/1/2010 (b) ..................................................    5,200,000    5,097,456
   Series B, 5%, 1/1/2011 (b) ..................................................    1,620,000    1,575,256

     The accompanying notes are an integral part of the financial statements

------------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                 Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------

   Series B, 5.125%, 1/1/2015 (b) ............................................    9,550,000    9,144,030
Chicago, IL, General Obligation Lease, Board of Education:
   Certificates of Participation, Series A, 6%, 1/1/2020 (b) .................   36,625,000   38,090,733
   Series 1996, 6.25%, 12/1/2011 (b) .........................................    1,600,000    1,748,368
   Series A, 6.25%, 1/1/2010 (b) .............................................   11,550,000   12,522,395
   Series A, 6.25%, 1/1/2015 (b) .............................................   26,000,000   28,169,700
   Series A, 6%, 1/1/2016 (b) ................................................   11,025,000   11,647,472
Chicago, IL, O'Hare International Airport, Revenue Refunding, Series C,
   5%, 1/1/2011 (b) ..........................................................    6,500,000    6,320,470
Chicago, IL, Public Building Commission, Building Revenue:
   Board of Education, Series A, Zero Coupon, ETM, 1/1/2006 (b)** ............    2,430,000    1,807,871
   Series A, 5.25%, 12/1/2007 (b) ............................................    3,500,000    3,537,135
   Series A, 5.25%, 12/1/2009 (b) ............................................   10,420,000   10,489,918
   Series A, 5.25%, 12/1/2011 (b) ............................................    9,705,000    9,654,049
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/2009 (b) ........................................................   11,990,000   12,281,597
   5.5%, 1/1/2010 (b) ........................................................    7,220,000    7,383,389
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/1/2007 (b) ................................................    2,550,000    1,703,706
   Zero Coupon, 12/1/2008 (b) ................................................    2,625,000    1,658,344
   Zero Coupon, 12/1/2009 (b) ................................................    2,860,000    1,705,504
Cook County, IL, Community High School District #233, Capital Appreciation
   Series 1993B, Zero Coupon, 12/1/2008 (b) ..................................    1,700,000    1,057,791
Cook County, IL, General Obligation:
   Series C, 6%, 11/15/2007 (b) ..............................................    5,000,000    5,300,350
   Zero Coupon, ETM, 11/1/2004 (b)** .........................................    3,205,000    2,543,264
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/1/2003 (b) ...................................    1,455,000    1,220,279
   Series 1991, Zero Coupon, 10/1/2004 (b) ...................................    1,415,000    1,124,118
Decatur, IL, Public Building Commission, General Obligation, Certificate of
   Participation:
      6.5%, 1/1/2003 (b) .....................................................    1,725,000    1,796,846
      6.5%, 1/1/2006 (b) .....................................................    1,500,000    1,608,765
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation, Junior Lien,
   Series 1991, Zero Coupon, 5/15/2007 .......................................   17,460,000   11,863,721
Illinois, Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/2011 (b) .....................................................    3,000,000    3,254,130
   6.25%, 12/15/2020 (b) .....................................................    6,975,000    7,406,055
   Series A, 6.5%, 12/15/2007 (b) ............................................    4,765,000    5,207,430
   Series A, 6.5%, 12/15/2008 (b) ............................................    5,255,000    5,778,135
Illinois Educational Facilities Authority, Loyola University:
   Series A, Zero Coupon, ETM, 7/1/2004 (b)** ................................    2,860,000    2,307,991
   Zero Coupon, ETM, 7/1/2005** ..............................................    4,000,000    3,061,280
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
      6%, 8/15/2006 (b) ......................................................    1,380,000    1,442,169
      6%, 8/15/2007 (b) ......................................................    1,460,000    1,530,664
      6%, 8/15/2008 (b) ......................................................    1,550,000    1,628,895
      6%, 8/15/2009 (b) ......................................................    1,640,000    1,726,297



     The accompanying notes are an integral part of the financial statements

AARP INSURED TAX FREE GENERAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                   Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------

   Children's Memorial Hospital, 6.25%, 8/15/2013 (b) ...........................    3,400,000    3,665,710
   Felician Healthcare Inc., Series A, 6.25%, 12/1/2015 (b) .....................   17,000,000   18,292,850
   Memorial Medical Center, Prerefunded 10/1/2000 at 102, 6.75%,
      10/1/2011 (b)*** ..........................................................    2,135,000    2,204,131
   SSM Healthcare System, 6.4%, 6/1/2008 (b) ....................................    1,350,000    1,451,912
   Sherman Hospital, Prerefunded at 8/1/2001 at 102, 6.75%, 8/1/2011 (b)*** .....    2,700,000    2,828,655
Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bond,
   Series A, 5.5%, 1/1/2013 (b) .................................................    3,665,000    3,728,588
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus
   Extension Center, 6.7%, 9/1/2012 (b) .........................................    2,500,000    2,767,925
Kane County, IL,Series 1996A, 6.5%, 2/1/2010 (b) ................................    1,775,000    1,937,874
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/1/2011 (b) ......................................    1,040,000      581,610
   Series 1996B, Zero Coupon, 1/1/2012 (b) ......................................    1,300,000      684,047
   Series 1996B, Zero Coupon, 1/1/2013 (b) ......................................    2,095,000    1,035,998
Kendall, Kane and Will Counties, IL, Community Unit School District #308, Oswego:
      Zero Coupon, 3/1/2002 (b) .................................................    1,055,000      959,902
      Zero Coupon, 3/1/2005 (b) .................................................    1,540,000    1,194,763
      Zero Coupon, 3/1/2006 (b) .................................................    1,595,000    1,171,783
Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project:
   Series 1994, Zero Coupon, 6/15/2013 (b) ......................................    5,625,000    2,712,488
   Zero Coupon, 12/15/2003 (b) ..................................................    3,200,000    2,656,192
   Zero Coupon, 6/15/2004 (b) ...................................................   10,300,000    8,306,744
Northwest Suburban Municipal Joint Action Water Agency, IL, Supply System
   Revenue, 6.45%, 5/1/2007 (b) .................................................    2,575,000    2,786,047
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/1/2005 (b) .........................................    4,455,000    3,324,989
   Series C, Zero Coupon, 12/1/2007 (b) .........................................    2,655,000    1,773,859
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/1/2011 (b) .............    3,000,000    1,596,600
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/1/2003 (b) ................................................................    2,750,000    2,306,370
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/1/2003 (b) .......................................    3,890,000    3,348,434
   Series 1991, Zero Coupon, 4/1/2005 (b) .......................................    3,830,000    2,962,965
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/2000 (b) ...............................................    1,325,000    1,285,687
      Zero Coupon, 12/15/2001 (b) ...............................................    1,730,000    1,595,181
Indiana
Indiana Health Facilities Finance Authority:
   Charity Obligation Group, Series D, 5.75%, 11/15/2012 (b) ....................    4,660,000    4,698,958
   Community Hospitals Project, 6.4%, 5/1/2012 (b) ..............................    5,000,000    5,199,550
   Series 1990A, 6%, 7/1/2003 (b) ...............................................    1,570,000    1,620,209
   Series 1990A, 6%, 7/1/2004 (b) ...............................................    1,665,000    1,727,254
   Series 1990A, 6%, 7/1/2005 (b) ...............................................    1,765,000    1,840,489
   Series 1990A, 6%, 7/1/2006 (b) ...............................................    1,875,000    1,963,144
   Series 1990A, 6%, 7/1/2007 (b) ...............................................    1,985,000    2,085,818
   Series 1990A, 6%, 7/1/2008 (b) ...............................................    1,085,000    1,143,275

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                                    Amount ($)  Value ($)
-------------------------------------------------------------------------------------------------------------

   Series 1990A, 6%, 7/1/2009 (b) .............................................    1,125,000    1,187,786
   Series 1990A, 6%, 7/1/2010 (b) .............................................    1,185,000    1,246,004
   Series 1990A, 6%, 7/1/2011 (b) .............................................    1,260,000    1,328,431
   Series 1990A, 6%, 7/1/2012 (b) .............................................    1,345,000    1,418,975
   Series 1990A, 6%, 7/1/2013 (b) .............................................    1,420,000    1,492,874
   Series 1990A, 6%, 7/1/2014 (b) .............................................    1,505,000    1,576,999
   Series 1990A, 6%, 7/1/2015 (b) .............................................    1,600,000    1,671,584
   Series 1990A, 6%, 7/1/2016 (b) .............................................    1,700,000    1,775,463
   Series 1990A, 6%, 7/1/2017 (b) .............................................    1,800,000    1,880,838
   Series 1990A, 6%, 7/1/2018 (b) .............................................    1,910,000    1,991,977
   Tax Exempt Custodian Receipts Refund, Series 1997A, 6%, 7/1/2002 (b) .......    1,480,000    1,517,962
Indiana University, Revenue Refunding:
   Series H, Zero Coupon, 8/1/2006 (b) ........................................    8,500,000    6,110,480
   Student Fee Revenue, Series H, Zero Coupon, 8/1/2008 (b) ...................   10,000,000    6,430,100
Merrillville, IN, Multiple School Building Corp., First Mortgage, Zero Coupon,
   1/15/2011 (b) ..............................................................    4,000,000    2,232,280
Iowa
Polk County, IA, Mercy Hospital, Prerefunded 11/1/2001 at 101, 6.75%,
   11/1/2005 (b)*** ...........................................................    5,000,000    5,213,550
Kansas
Kansas City, KS, Utility System Revenue:
   Zero Coupon, 9/1/2004 (b) ..................................................    2,640,000    2,113,505
   Zero Coupon, 9/1/2005 (b) ..................................................    3,950,000    2,999,038
   Zero Coupon, 9/1/2006 (b) ..................................................    1,375,000      989,106
   Zero Coupon, ETM, 9/1/2004 (b)** ...........................................    3,575,000    2,865,756
   Zero Coupon, ETM, 9/1/2005 (b)** ...........................................    5,300,000    4,030,385
   Zero Coupon, ETM, 9/1/2006 (b)** ...........................................    1,875,000    1,351,313
Louisiana
Louisiana Public Facilities Authority, Prerefunded 2/15/2008 at 100, 4.75%,
   5/1/2016*** ................................................................    5,765,000    5,657,137
New Orleans, LA, General Obligation:
   Zero Coupon, 9/1/2007 (b) ..................................................   10,000,000    6,804,000
   Zero Coupon, ETM, 7/15/2006** ..............................................    4,850,000    3,297,855
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986, 5.95%,
   11/1/2014 (b) ..............................................................    1,765,000    1,829,599
Maryland
Baltimore, MD, Revenue Exchanged, Auto Parking Revenue, Series 1996A,
   5.9%, 7/1/2012 (b) .........................................................    3,100,000    3,310,768
Massachusetts
Massachusetts Health & Educational Facilities Authority, Boston Medical Center,
   Series A, 5.25%, 7/1/2012 (b) ..............................................    2,920,000    2,857,833
Michigan
Detroit, MI, General Obligation:
   6%, 4/1/2016 (b) ...........................................................    2,865,000    2,981,978
   City School District, Series 1998C, 5.25%, 5/1/2014 ........................    1,000,000      987,230
Southgate, MI, Community School District, General Obligation, 5%, 5/1/2025 (b).    5,500,000    4,868,985

    The accompanying notes are an integral part of the financial statements.

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
----------------------------------------------------------------------------------------------------------
                                                                              Principal
                                                                              Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------

Missouri
Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/1/2008 (b) ...................................    8,125,000    8,767,606
   1992 Series AA, 6.4%, 6/1/2009 (b) ....................................    8,640,000    9,395,482
Nevada
Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/1/2005 (b) ...............    8,070,000    6,266,839
   Series 1991B, Zero Coupon, 3/1/2009 (b) ...............................    4,350,000    2,704,874
New Jersey
New Jersey Highway Authority, 6.5%, ETM, 1/1/2011 (b)** ..................    4,111,000    4,391,411
New Jersey Turnpike Authority, Series 1991A, 6.3%, 1/1/2001 (b) ..........    1,250,000    1,269,600
New York
New York City, NY, General Obligation:
   Prerefunded 8/1/2002 at 101.50, Series C, 6.4%, 8/1/2004 (b)*** .......      275,000      289,097
   Prerefunded 8/1/2002 at 101.50, Series C, 6.4%, 8/1/2005 (b)*** .......   10,235,000   10,759,646
   Series A, 8%, ETM, 11/1/2001 (b)** ....................................      740,000      742,353
   Series A, 3%, 8/15/2002 (b) ...........................................    9,000,000    8,549,640
   Series C, 6.4%, 8/1/2004 (b) ..........................................      225,000      235,301
   Series C, 6.4%, 8/1/2005 (b) ..........................................      195,000      203,621
   Series D, 8%, 8/1/2005 (b) ............................................        5,000        5,085
   Series E, 7%, ETM, 12/1/2007 (b)** ....................................    1,385,000    1,391,537
   Unrefunded Balance, Series D, 1997, 6%, 8/1/2006 (b) ..................       20,000       20,110
   Unrefunded Balance, Series D, 1998, 6%, 8/1/2008 (b) ..................       55,000       55,304
New York State Dormitory Authority Revenue:
   City University, Series C, 7.5%, 7/1/2010 (b) .........................    5,750,000    6,623,253
   City University, Series D, 7%, 7/1/2009 (b) ...........................    4,000,000    4,397,480
   City University System, Series I, 5.125%, 7/1/2027 (b) ................   19,100,000   17,020,965
   College and University Pooled Capital Program, 7.8%, 12/1/2005 (b) ....    1,605,000    1,637,341
   Mental Health Services, Series C, 5.25%, 8/15/2024 (b) ................   10,250,000    9,430,923
New York State Energy Research and Development Authority, Pollution
   Control Revenue, Electric and Gas, 5.9%, 12/1/2006 (b) ................    5,300,000    5,570,247
New York State Urban Development Authority, Correctional Facilities,
   6.5%, 1/1/2011 (b) ....................................................    4,500,000    5,004,135
New York, NY, Series C, 5.375%, 11/15/2017 (b) ...........................    5,000,000    4,896,600
Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
   6%, 2/1/2007 (b) ......................................................    8,000,000    8,434,000
Triborough Bridge & Tunnel Authority, NY, General Purpose Revenue:
   Series A, 5.125%, 1/1/2018 (b) ........................................    6,500,000    6,078,605
   Series Y, 5.5%, 1/1/2017 (b) ..........................................    5,050,000    5,064,746
North Carolina
North Carolina Eastern Municipal Power Agency:
   5.5%, 1/1/2007 (b) ....................................................    2,000,000    2,041,600
   Power System Revenue, Series B, 6%, 1/1/2018 (b) ......................    8,775,000    9,216,295
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue:
   5.25%, 1/1/2008 (b) ...................................................    2,500,000    2,515,600
   6%, 1/1/2011 (b) ......................................................    8,235,000    8,708,924
   Series 1992, 7.25%, 1/1/2007 (b) ......................................    5,000,000    5,575,150
   Series 1997, 6%, 1/1/2008 (b) .........................................    2,585,000    2,723,711

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------
                                                                            Principal
                                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------

North Dakota
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
   Zero Coupon, ETM, 5/1/2002 (b)** .....................................    2,850,000    2,572,409
Ohio
Cleveland, OH, Water Works Revenue, Series 1993G, 5.5%,
   1/1/2013 (b) .........................................................   10,000,000   10,248,100
Oklahoma
Tulsa, OK, Industrial Development Authority, Hospital Revenue,
   St. John's Medical Center:
      Zero Coupon, 12/1/2002 (b) ........................................    3,930,000    3,450,461
      Zero Coupon, 12/1/2004 (b) ........................................    5,430,000    4,288,831
      Zero Coupon, 12/1/2006 (b) ........................................    6,430,000    4,560,542
Pennsylvania
Commonwealth of Pennsylvania, Industrial Development Authority,
   Economic Development Revenue:
      5.8%, 1/1/2008 (b) ................................................    4,250,000    4,446,435
      5.8%, 7/1/2008 (b) ................................................    4,875,000    5,112,071
Commonwealth of Philadelphia, PA, Water & Wastewater Refunding Revenue,
   5.5%, 6/15/2007 (b) ..................................................    5,000,000    5,131,050
Philadelphia, PA, Water and Wastewater Revenue, 5.25%, 12/15/2012 (b) ...    5,500,000    5,509,680
Westmoreland County, PA, Industrial Development Revenue, Westmoreland
   Health System, 5.375%, 7/1/2011 (b) ..................................    7,300,000    7,345,333
Rhode Island
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/2015 (b) ........................    2,000,000    1,977,260
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/2010 (b) .....................................    5,000,000    4,929,500
   Series 1993 B, 5.25%, 5/15/2015 (b) ..................................   22,000,000   21,505,000
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, ETM, 8/1/2010 (b)** ..................................    6,200,000    6,539,636
   Series B, 5.8%, ETM, 8/1/2011 (b)** ..................................    4,525,000    4,770,798
   Series B, 5.8%, ETM, 8/1/2012 (b)** ..................................    2,500,000    2,632,775
   Series B, 5.8%, ETM, 8/1/2013 (b)** ..................................    7,340,000    7,715,808
South Carolina
Piedmont, SC, Municipal Power Agency, Electric Revenue:
   Series 1993, 5.5%, ETM, 1/1/2008 (b)** ...............................      840,000      866,099
   Series 1993, 5.5%, ETM, 1/1/2012 (b)** ...............................    2,190,000    2,247,028
   Series 1993, 5.5%, 1/1/2012 (b) ......................................    2,810,000    2,853,527
   Series 1991A, 6.5%, ETM, 1/1/2016 (b)** ..............................      430,000      477,760
Tennessee
Knox County, TN, Health & Educational Hospital Facilities Board, Hospital
Facilities
   Revenue, Fort Sanders Alliance:
      7.25%, 1/1/2009 (b) ...............................................    3,750,000    4,272,638
      5.75%, 1/1/2011 (b) ...............................................   15,405,000   15,902,427
      5.75%, 1/1/2012 (b) ...............................................   17,880,000   18,448,942
      6.25%, 1/1/2013 (b) ...............................................    4,000,000    4,302,360
      5.75%, 1/1/2014 (b) ...............................................    2,000,000    2,034,060

    The accompanying notes are an integral part of the financial statements.

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
-----------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                   Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------------------

Texas
Austin, TX, Combined Utility System Revenue, Zero Coupon, 11/15/2009 (b) ......    5,020,000    3,009,138
Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/2008 (b) .............................................................    3,460,000    2,196,545
Bexar County, TX, Health Facilities Development Corp., Baptist Health System:
   Series 1997, 6%, 11/15/2012 (b) ............................................    3,000,000    3,171,419
   Series 1997A, 6%, 11/15/2011 (b) ...........................................    2,000,000    2,113,059
Brownsville, TX, Utility System Revenue, 6.25%, 9/1/2010 (b) ..................    4,085,000    4,426,423
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/2009 .....................................................    1,500,000      900,434
   Series 1996, 8/15/2010 .....................................................    3,130,000    1,772,174
Dallas, TX, Civic Center, 5%, 8/15/2028 (b) ...................................   10,000,000    8,719,900
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue,
   Zero Coupon, 10/1/2016 (b) .................................................    5,990,000    1,109,648
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/2003 (b) .......................................................    1,000,000    1,091,710
   7.8%, 11/1/2005 (b) ........................................................    2,000,000    2,236,780
   7.8%, 11/1/2006 (b) ........................................................    2,025,000    2,262,674
   7.375%, 11/1/2008 (b) ......................................................    4,500,000    4,967,145
   7.375%, 11/1/2010 (b) ......................................................    3,500,000    3,849,685
Fort Worth, TX, Higher Education Finance Corp., Texas Christian University
   Project, 5%, 3/15/2020 .....................................................    3,500,000    3,156,090
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/1/2006 (b) ......................    9,035,000    6,438,883
   Flood Control District, Zero Coupon, 10/1/2000 (b) .........................    1,000,000      978,900
   Toll Road Authority, Subordinate Lien:
      Series A, Zero Coupon, 8/15/2005 (b) ....................................    4,025,000    3,054,895
      Toll Road Revenue, Series A, Zero Coupon, 8/15/2006 (b) .................    4,010,000    2,882,228
      Unlimited Tax, Series A, Zero Coupon, 8/15/2004 (b) .....................    2,050,000    1,641,353
Harris County, TX, Health Facilities Development, Texas Medical Center Project:
   6.25%, 5/15/2008 (b) .......................................................    2,785,000    2,972,737
   6.25%, 5/15/2009 (b) .......................................................    2,965,000    3,175,307
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/2006 (b) .......................................   14,575,000   10,317,351
   Series C, Zero Coupon, 12/1/2008 (b) .......................................   19,000,000   12,033,650
   Series C, Zero Coupon, 12/1/2009 (b) .......................................   14,750,000    8,820,795
   Series 1991C, Zero Coupon, 12/1/2012 (b) ...................................    3,350,000    1,676,608
   Zero Coupon, 12/1/2010 (b) .................................................    5,000,000    2,823,450
Hurst Euless Bedford, TX, Independent School District, Capital Appreciation
   Refunding, Series 1994, Zero Coupon, 8/15/2009 .............................    4,925,000    2,991,741
Laredo TX, Independent School District, 6%, 8/1/2011 ..........................    2,465,000    2,612,900
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, ETM, 12/1/2006 (b)** .......................................    3,945,000    4,059,878
   Series B, 5.6%, ETM, 12/1/2007 (b)** .......................................    2,415,000    2,503,051
   Series B, 5.625%, ETM, 12/1/2008 (b)** .....................................    4,400,000    4,569,224
   Series B, 5.625%, ETM, 12/1/2009 (b)** .....................................    4,640,000    4,820,125
Mesquite, TX, Independent School District, General Obligation, 5.125%,
   8/15/2019 (b) ..............................................................    2,640,000    2,443,320

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                     Amount ($)  Value ($)
----------------------------------------------------------------------------------------------------------

Montgomery County, TX, Capital Appreciation:
      Zero Coupon, ETM, 9/1/2003 (b)** ........................................      800,000      675,112
      Zero Coupon, ETM, 9/1/2004** ............................................      795,000      636,453
      Zero Coupon, ETM, 9/1/2005** ............................................      685,000      520,086
   Unrefunded Balance:
      Zero Coupon, 9/1/2003 (b) ...............................................    2,675,000    2,255,159
      Zero Coupon, 9/1/2004 (b) ...............................................    2,680,000    2,140,918
      Zero Coupon, 9/1/2005 (b) ...............................................    2,790,000    2,112,728
Northeast, TX, Hospital Authority, Revenue Refunding, Northeast Medical Center,
   Series 1997, 6%, 5/15/2010 (b) .............................................    2,180,000    2,292,968
Northwest Texas Independent School District, Capital Appreciation Bonds,
   Series 1991, Zero Coupon, 8/15/2010 (b) ....................................    3,690,000    2,116,842
San Antonio, TX, Electric & Gas, Revenue Refunding:
   Series A, Zero Coupon, 2/1/2005 (b) ........................................    2,500,000    1,950,675
   Series A, Zero Coupon, 2/1/2006 (b) ........................................   17,900,000   13,267,838
   Series B, Zero Coupon, ETM, 2/1/2005 (b)** .................................    8,000,000    6,242,160
   Series B, Zero Coupon, ETM, 2/1/2009 (b)** .................................    4,400,000    2,757,612
San Antonio, TX, Electric & Gas, Revenue, Series A, 5.25%, 2/1/2012 ...........    3,000,000    2,986,710
San Antonio, TX, Hotel Revenue, Series 1996, 6%, 8/15/2006 (b) ................    2,000,000    2,107,860
State of Texas, General Obligation, Capital Appreciation Bond:
   Series C, Zero Coupon, ETM, 4/1/2005 (b)** .................................    7,540,000    5,847,345
   Series C, Zero Coupon, 4/1/2005 (b) ........................................      850,000      659,184
   Super Collider, Series C, Zero Coupon, 4/1/2006 (b) ........................    7,385,000    5,430,486
Tarrant County, TX, Health Facilities Development Corp., Hospital Refunding
   Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/2011 (b) .......................................................    4,615,000    4,846,350
      6%, 5/15/2021 (b) .......................................................    6,235,000    6,400,602
Texas Municipal Power Agency:
   6.1%, 9/1/2007 (b) .........................................................    9,250,000    9,844,128
   6.1%, ETM, 9/1/2009 (b)** ..................................................    4,435,000    4,773,479
Texas Public Finance Authority, Building Authority:
   Series B, 6.25%, 2/1/2008 (b) ..............................................    5,190,000    5,584,907
   Zero Coupon, 2/1/2006 (b) ..................................................   13,915,000   10,284,855
Trinity River, TX, Wastewater Systems Revenue, Series B, 5.25%, 8/1/2012 ......    5,540,000    5,524,654
Utah
Associated Municipal Power System, UT, Hunter Project, Refunding Revenue:
   Zero Coupon, 7/1/2000 (b) ..................................................    2,755,000    2,725,825
   Zero Coupon, 7/1/2002 (b) ..................................................    5,200,000    4,657,224
   Zero Coupon, 7/1/2004 (b) ..................................................    5,895,000    4,749,307
   Zero Coupon, 7/1/2005 (b) ..................................................    5,900,000    4,506,125
   Zero Coupon, 7/1/2006 (b) ..................................................    5,895,000    4,264,030
   Zero Coupon, 7/1/2007 (b) ..................................................    3,750,000    2,566,425
Intermountain Power Agency, UT, Power Supply Revenue:
   5%, 7/1/2012 (b) ...........................................................    1,000,000      965,280
   Series 1993, 5.46%, 7/1/2011 (b) ...........................................    7,000,000    7,027,790
   Series A, Zero Coupon, 7/1/2003 (b) ........................................    1,000,000      849,290
   Series A, Zero Coupon, 7/1/2004 (b) ........................................    1,730,000    1,392,045
   Series A, 6.5%, 7/1/2008 (b) ...............................................    4,000,000    4,364,440

    The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE GENERAL BOND FUND

----------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                   Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------

   Series A, Zero Coupon, 7/1/2002 (b) ........................................    1,655,000    1,481,275
   Series B, Zero Coupon, 7/1/2002 (b) ........................................    8,230,000    7,366,097
Provo, UT, Electric System Revenue, 10.375%, ETM, 9/15/2015 (b)** .............    1,800,000    2,459,790
Virginia
Roanoke, VA, Industrial Development Authority, Roanoke Memorial Hospital,
   Series B, 6.125%, 7/1/2017 (b) .............................................    5,500,000    5,872,955
Southeastern Public Service Authority, VA, Refunding Revenue,
   Series A, 5.25%, 7/1/2010 (b) ..............................................    7,380,000    7,425,904
Winchester County, VA, Industrial Development Authority, Hospital Revenue,
   6%, 1/1/2015 (b) ...........................................................    5,700,000    5,705,187
Washington
Clark County, WA, Public Utility District, Series 1995, 6%, 1/1/2008 (b) ......    2,200,000    2,326,698
King & Snohomish Counties, WA, General Obligation, School District #417,
   5.6%, 12/1/2010 (b) ........................................................    1,650,000    1,712,964
King County, WA, Public Hospital District #1, Valley Medical Center,
   Series 1992, 5.5%, 9/1/2017 (b) ............................................    3,500,000    3,415,615
Snohomish County, WA:
   School District #6, 6.5%, 12/1/2007 (b) ....................................    3,325,000    3,619,229
   School District #015, General Obligation, Series 1998, 5.75%, 12/1/2011 (b)     3,485,000    3,647,680
State of Washington, General Obligation, Series AT-5, Zero Coupon, 8/1/2010 (b)    2,625,000    1,509,034
Washington Health Care Facilities Authority, Empire Health Services-- Spokane:
   5.65%, 11/1/2005 (b) .......................................................    2,155,000    2,213,961
   5.7%, 11/1/2006 (b) ........................................................    3,440,000    3,548,222
   5.75%, 11/1/2007 (b) .......................................................    7,350,000    7,609,602
   5.8%, 11/1/2009 (b) ........................................................    4,595,000    4,779,673
   5.8%, 11/1/2010 (b) ........................................................    2,100,000    2,185,848
Washington Public Power Supply System, Revenue Refunding
   Nuclear Project #1:
      Series A, Prerefunded 7/1/2000 at 102, 7%, 7/1/2011 (b)*** ..............    3,830,000    3,932,529
      Series B, 7.25%, 7/1/2012 (b) ...........................................   10,895,000   11,193,305
   Nuclear Project #2:
      Series 1992A, Zero Coupon, 7/1/2011 (b) .................................    4,200,000    2,293,704
      Series A, 5.7%, 7/1/2008 (b) ............................................    5,000,000    5,168,900
      Series A, Prerefunded 7/1/2000 at 102, 7.25%, 7/1/2003 (b)*** ...........    2,000,000    2,054,760
      Series C, 7%, 7/1/2001 (b) ..............................................   10,000,000   10,277,500
      Series C, Prerefunded 7/1/2000 at 102, 7.375%, 7/1/2011 (b)*** ..........    1,370,000    1,428,061
   Nuclear Project #3:
      Series 1989A, Zero Coupon, 7/1/2010 (b) .................................    5,860,000    3,373,661
      Series A, Zero Coupon, 7/1/2004 (b) .....................................    3,625,000    2,916,856
      Series A, Zero Coupon, 7/1/2005 (b) .....................................    4,125,000    3,145,643
      Series C, 7.5%, 7/1/2008 (b) ............................................    2,000,000    2,293,620
Wisconsin
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/2004 (b) ..........    3,475,000    2,811,518
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/2009 (b) ........................................................    2,000,000    2,117,140
   Aurora Medical:
      5.75%, 11/15/2006 (b) ...................................................    2,000,000    2,064,220
      5.75%, 11/15/2007 (b) ...................................................    1,500,000    1,550,220

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                   Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------------

      6%, 11/15/2008 (b) ................................................       4,085,000       4,295,010
      6%, 11/15/2009 (b) ................................................       4,330,000       4,559,187
   Felician Healthcare Inc., Series B, 6.25%, 1/1/2022 (b) ..............       5,285,000       5,616,845
   Hospital Sisters Services Inc.-- Obligated Group, 5.375%, 6/1/2018 (b)       4,800,000       4,546,560
   SSM Healthcare:
      Series 1992 AA, 6.4%, 6/1/2008 (b) ................................       2,335,000       2,509,681
      Series 1992 AA, 6.45%, 6/1/2009 (b) ...............................       2,485,000       2,691,280
      Series 1992 AA, 6.45%, 6/1/2010 (b) ...............................       2,650,000       2,880,391
      Series 1992 AA, 6.5%, 6/1/2011 (b) ................................       2,820,000       3,109,727
      Series 1992 AA, 6.5%, 6/1/2012 (b) ................................       3,000,000       3,319,530
   St. Luke's Medical Center, Prerefunded 8/15/2001 at 102, 7.1%,
      8/15/2011 (b)*** ..................................................       2,000,000       2,106,100
   Villa St. Francis Inc., Series C, 6.25%, 1/1/2022 (b) ................       9,230,000       9,809,553
   Wheaton Franciscan Services, 6.1%, 8/15/2008 (b) .....................       4,580,000       4,838,129
                                                                                            --------------
----------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $1,382,211,098) .............                   1,456,879,991
                                                                                            --------------
----------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100% (Cost $1,391,866,098) (a) .............                   1,466,534,991
                                                                                            --------------
                                                                                            --------------
----------------------------------------------------------------------------------------------------------

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of March 31, 2000.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(a)      At March 31, 2000, the net unrealized appreciation on investments based
         on  cost  for   federal   income  tax   purposes  of  was  as  follows:
         $1,392,162,757

         Aggregate gross  unrealized  appreciation  for all investments in which
         there is an excess of value over tax cost                  $ 75,740,096

         Aggregate gross  unrealized  depreciation  for all investments in which
         there is an excess of tax cost over value                   (1,367,862)
                                                                    ------------

         Net unrealized appreciation                                $ 74,372,234
                                                                    ============

(b) (Unaudited) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

--------------------------------------------------------------------------------
Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2000 aggregated $67,444,767 and $175,516,044, respectively.
--------------------------------------------------------------------------------
From November 1, 1998 through September 30, 1999, the Fund incurred approximately $700,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000.

    The accompanying notes are an integral part of the financial statements.

AARP BOND FUND FOR INCOME

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                              Principal
                                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 4.8%
-------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be repurchased at $8,799,434
   on 4/3/2000** (Cost $8,795,000) ........................................    8,795,000    8,795,000
                                                                                           ----------

U.S. GOVERNMENT & AGENCIES 21.5%
-------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.875%, 11/15/2004 ....................................    4,750,000    4,663,883
U.S. Treasury Note, Inflationary Index, 3.927%, 1/15/2009 .................    4,000,000    4,069,962
U.S. Treasury Bond, 10.75%, 8/15/2005 .....................................    9,000,000   10,735,290
U.S. Treasury Bond Inflationary Index, 3.684%, 4/15/2028 ..................    3,500,000    3,466,668
U.S. Treasury Bond, 5.25%, 2/15/2029 ......................................    1,650,000    1,479,588
U.S. Treasury Bond, 6.125%, 8/15/2029 .....................................    8,800,000    8,969,136
U.S. Treasury Bond, 6.25%, 5/15/2030 ......................................    5,950,000    6,290,281
                                                                                          -----------
Total U.S. Government & Agencies (Cost $40,841,956) .......................                39,674,808
                                                                                          -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 3.4%
-------------------------------------------------------------------------------------------------------

Government National Mortgage Association 7.5% with
   various maturities to 4/15/2027 ........................................      779,217      772,399
Government National Mortgage Association 7% with
   various maturities to 4/15/2029 ........................................    5,706,293    5,530,647
                                                                                           ----------
Total Government National Mortgage Association (Cost $6,559,045) ..........                 6,303,046
                                                                                           ----------

U.S. GOVERNMENT BACKED MORTGAGES* 9.1%
-------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ........................    3,000,000    2,890,320
Federal National Mortgage Association 6.5% with various maturities
   to 3/1/2028 ............................................................    9,047,415    8,498,912
Federal National Mortgage Association 7.25% with various maturities
   to 1/15/2010 ...........................................................    2,800,000    2,818,816
Federal National Mortgage Association 8% with various maturities
   to 12/1/2012 ...........................................................    2,505,257    2,534,036
                                                                                           ----------
Total U.S. Government Backed Mortgages (Cost $17,563,663) .................                16,742,084
                                                                                           ----------

COLLATERALIZED MORTGAGE OBLIGATIONS* 1.5%
-------------------------------------------------------------------------------------------------------

Residential Accredit Loans, Inc., Series 1997Q512-A7, 7.25%, 11/25/2027
   (Cost $2,966,919) ......................................................    2,917,683    2,837,447
                                                                                           ----------

FOREIGN BONDS -- U.S. $ DENOMINATED 2.0%
-------------------------------------------------------------------------------------------------------

PacifiCorp Australia LLC, 6.15%, 1/15/2008 ................................    2,000,000    1,868,780
                                                                                           ----------
Petroleum Geo-Services, 6.625%, 3/30/2008 .................................    2,000,000    1,836,740
                                                                                           ----------
Total Foreign Bonds-- U.S.$ Denominated (Cost $3,936,200) .................                 3,705,520
                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------
                                                                     Principal
                                                                      Amount ($)   Value ($)
-----------------------------------------------------------------------------------------------

ASSET BACKED 3.4%
-----------------------------------------------------------------------------------------------

Automobile Receivables 1.1%
First Security Auto Owner Trust, Series 1999-2 A3, 6%, 10/15/2003    2,000,000    1,979,688
                                                                                 ----------
Credit Card Receivables 1.8%
Citibank Credit Card Master Trust I, 6%, 4/10/2003 ..............    1,500,000    1,481,250
                                                                                 ----------
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .................    2,000,000    1,928,120
                                                                                 ----------
                                                                                  3,409,370
                                                                                 ----------
Home Equity Loans 0.3%
First Plus Residential Trust Series 1998A, 8.5%, 5/15/2023 ......    1,368,056      547,222
                                                                                 ----------
Manufactured Housing Receivables 0.2%
Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 6/15/2028 ..      492,920      383,399
                                                                                 ----------
Total Asset Backed (Cost $7,347,861) ............................                 6,319,679
                                                                                 ----------

CORPORATE BONDS 54.3%
-----------------------------------------------------------------------------------------------

Consumer Discretionary 3.0%
Federated Department Stores, Inc., 8.5%, 6/15/2003 ..............    1,000,000    1,024,440
Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ................    2,000,000    1,845,000
Park Place Entertainment, Inc., 9.375%, 2/15/2007 ...............    1,350,000    1,319,625
Tricon Global Restaurants Inc., 7.65%, 5/15/2008 ................    1,500,000    1,416,000
                                                                                 ----------
                                                                                  5,605,065
                                                                                 ----------
Consumer Staples 3.6%
Aurora Foods, Inc., 8.75%, 7/1/2008 .............................    1,000,000      380,000
Bass America Inc., 6.625%, 3/1/2003 .............................    1,500,000    1,468,770
Safeway Inc., 7.25%, 9/15/2004 ..................................    1,900,000    1,888,334
The Great Atlantic & Pacific Tea Co., Inc., 7.7%, 1/15/2004 .....    3,000,000    2,888,400
                                                                                 ----------
                                                                                  6,625,504
                                                                                 ----------
Communications 11.0%
Call-Net Enterprises Inc., 8%, 8/15/2008 ........................    1,800,000    1,260,000
Intermedia Communications, Inc., 8.875%, 11/1/2007 ..............    2,000,000    1,870,000
Level 3 Communications, Inc., 9.125%, 5/1/2008 ..................    2,000,000    1,725,000
McLeodUSA, Inc., 8.125%, 2/15/2009 ..............................    1,500,000    1,323,750
McLeodUSA, Inc., Exchange Shares, 8.375%, 3/15/2008 .............      500,000      445,000
Metromedia Fiber Network, Inc., 10%, 12/15/2009 .................      925,000      888,000
Nextel Communications, Inc., 9.375%, 11/15/2009 .................    1,200,000    1,107,000
Qwest Communications International, 7.5%, 11/1/2008 .............    3,000,000    2,917,500
Sprint Capital Corp., 6.375%, 5/1/2009 ..........................    4,150,000    3,807,625
Vodafone Airtouch PLC, 6.25%, 2/15/2010 .........................    2,050,000    2,064,145
WorldCom, Inc., 6.4%, 8/15/2005 .................................    3,000,000    2,879,850
                                                                                 ----------
                                                                                 20,287,870
                                                                                 ----------
Financial 13.1%
Bell Atlantic Financial Services, 7.6%, 3/15/2007 ...............    1,400,000    1,409,660
Boeing Capital Corp., 6.75%, 12/23/2003 .........................    1,500,000    1,482,525

    The accompanying notes are an integral part of the financial statements.

AARP BOND FUND FOR INCOME

--------------------------------------------------------------------------------
                                                           Principal
                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------
Capital One Bank, 6.57%, 1/27/2003 ...................    2,500,000    2,431,250
Chase Manhattan Corp., 5.75%, 4/15/2004 ..............    2,000,000    1,886,320
Firststar Bank, 7.125%, 12/1/2009 ....................    1,100,000    1,045,000
Fleet Boston Corp, 6.375%, 4/15/2008 .................    1,050,000      963,218
Ford Motor Credit Co., 7.375%, 10/28/2009 ............    1,300,000    1,274,910
GS Escrow Corp., 7%, 8/1/2003 ........................    2,000,000    1,841,900
General Electric Capital Corp., 7%, 2/3/2003 .........    2,100,000    2,100,714
General Motors Acceptance Corp., 7.75%, 1/19/2010 ....    1,150,000    1,160,615
Goldman Sachs Group, Inc., 7.8%, 1/28/2010 ...........    1,350,000    1,339,875
Merrill Lynch & Co., Inc., 6%, 2/17/2009 .............      500,000      446,235
National Westminster Bank PLC, 7.375%, 10/1/2009 .....    1,850,000    1,804,213
PNC Funding Corp., 7%, 9/1/2004 ......................    1,200,000    1,181,544
Prudential Insurance Co., 6.375%, 7/23/2006 ..........    2,000,000    1,882,260
Salomon Inc., 7.3%, 5/15/2002 ........................    2,000,000    1,996,200
                                                                     -----------
                                                                      24,246,439
                                                                     -----------
Media 9.9%
AMFM, Inc., 10.5%, 1/15/2007 .........................    1,000,000    1,062,500
AMFM, Inc., 8%, 11/1/2008 ............................    2,500,000    2,468,750
British Sky Broadcasting Group PLC, 6.875%, 2/23/2009     2,150,000    1,925,282
Cablevision Systems Corp., 7.875%, 2/15/2018 .........    1,500,000    1,443,600
Charter Communication Holdings LLC, 8.25%, 4/1/2007 ..    2,500,000    2,237,500
Liberty Media Group, 7.875%, 7/15/2009 ...............    1,650,000    1,633,385
News America Holdings Inc., 9.25%, 2/1/2013 ..........    2,500,000    2,738,075
Outdoor Systems, Inc., 8.875%, 6/15/2007 .............    1,000,000    1,013,750
TCI-Communications, Inc., 8%, 8/1/2005 ...............    2,500,000    2,566,825
Time Warner Inc., 9.125%, 1/15/2013 ..................    1,000,000    1,111,320
                                                                     -----------
                                                                      18,200,987
                                                                     -----------
Service Industries 1.3%
Allied Waste North America, 7.375%, 1/1/2004 .........    1,250,000    1,087,500
Primedia, Inc., 7.625%, 4/1/2008 .....................    1,500,000    1,342,500
                                                                     -----------
                                                                       2,430,000
                                                                     -----------
Durables 2.1%
Daimler-Benz NA Holdings, 7.375%, 9/15/2006 ..........    1,500,000    1,466,160
Lear Corp, 7.96%, 5/15/2005 ..........................    2,500,000    2,398,000
                                                                     -----------
                                                                       3,864,160
                                                                     -----------
Energy 4.5%
Barrett Resources Corp., 7.55%, 2/1/2007 .............    1,500,000    1,413,750
Duke Energy Corp., 10%, 8/15/2001 ....................    2,000,000    2,059,960
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ...    2,500,000    2,324,325
Pioneer Natural Resources Co., 6.5%, 1/15/2008 .......    1,950,000    1,693,166
Williams Gas Pipeline Center, 7.375%, 11/15/2006 .....      900,000      884,952
                                                                     -----------
                                                                       8,376,153
                                                                     -----------
Construction 0.8%
American Standard Companies Inc., 7.625%, 2/15/2010 ..    1,500,000    1,335,000
Nortek, Inc., 9.125%, 9/1/2007 .......................      250,000      228,750
                                                                     -----------
                                                                       1,563,750
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
                                                               Principal
                                                              Amount ($)    Value ($)
-------------------------------------------------------------------------------------
Transportation 1.8%
Delta Airlines, Inc., 7.9%, 12/15/2009 ..................       550,000       522,830
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ........     1,500,000     1,466,250
Northwest Airlines Corp., 7.875%, 3/15/2008 .............     1,500,000     1,300,680
                                                                          -----------
                                                                            3,289,760
                                                                          -----------
Utilities 3.2%
Cleveland Electric Illumination Co., 7.67%, 7/1/2004 ....     2,000,000     1,981,960
Detroit Edison Co., 7.5%, 2/1/2005 ......................     2,000,000     1,989,280
Niagara Mohawk Power Corp., 6.625%, 7/1/2005 ............     2,000,000     1,878,440
                                                                          -----------
                                                                            5,849,680
                                                                          -----------
Total Corporate Bonds (Cost $105,436,419) ...............                 100,339,368
                                                                          -----------
-------------------------------------------------------------------------------------

Total Investment Portfolio-- 100% (Cost $193,447,063) (a)                 184,716,952
                                                                          -----------
                                                                          -----------
-------------------------------------------------------------------------------------

*        Effective maturities may be shorter due to prepayments.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At March 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $193,447,063 was as follows:

         Aggregate gross  unrealized  appreciation  for all investments in which there is an excess of value over tax cost ................ $ 1,022,144

         Aggregate gross  unrealized  depreciation  for all investments in which there is an excess of tax cost over value ................  (9,752,255)
                                                                    ------------
         Net unrealized depreciation                                $(8,730,111)
                                                                    ------------
                                                                    ------------
--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 2000 aggregated $75,662,380 and $100,169,190, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $76,764,945, and $74,416,920, respectively.
--------------------------------------------------------------------------------
         At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $39,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007, the expiration date. In addition, from November 1, 1998 through September 30, 1999, the Fund incurred approximately $2,634,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000.

    The accompanying notes are an integral part of the financial statements.

AARP BALANCED STOCK AND BOND FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------

                                                                                   Principal
                                                                                  Amount ($)  Value ($)
------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 1.7%
------------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be repurchased at $10,108,094 on
   4/3/2000** (Cost $10,103,000) ..............................................   10,103,000   10,103,000
                                                                                              --------------
U.S. GOVERNMENT & AGENCIES 9.0%
------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.5%, 8/31/2001 ...........................................      800,000      789,376
U.S. Treasury Note, 6%, 8/15/2004 .............................................    1,950,000    1,923,500
U.S. Treasury Note, 6.5%, 10/15/2006 ..........................................    4,000,000    4,033,760
U.S. Treasury Note, 6%, 8/15/2009 .............................................    4,500,000    4,443,030
U.S. Treasury Note Inflationary Index, 3.875%, 1/15/2009 ......................    4,000,000    4,069,962
U.S. Treasury Bond, 6.5%, 2/15/2010 ...........................................    3,000,000    3,105,000
U.S. Treasury Bond, 7.25%, 5/15/2016 ..........................................   20,000,000   22,100,000
U.S. Treasury Bond, 5.25%, 2/15/2029 ..........................................    6,050,000    5,425,156
U.S. Treasury Bond, 6.125%, 8/15/2029 .........................................    1,500,000    1,528,830
U.S. Treasury Bond Inflationary Index, 3.625%, 4/15/2028 ......................    5,750,000    5,695,240
                                                                                              --------------
Total U.S. Government & Agencies (Cost $53,959,611) ...........................                53,113,854
                                                                                              --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION*** 1.2%
------------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 7%
   with various maturities to 5/1/2029 (Cost $7,330,717) ......................    7,234,632    7,011,867
                                                                                              --------------

U.S. GOVERNMENT BACKED MORTGAGES*** 4.1%
------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 8%, 2/1/2013 ...........................    3,451,437    3,491,335
Federal National Mortgage Association 6.50% with various maturities to 3/1/2028   21,669,493   20,386,189
                                                                                              --------------
Total U.S. Government Backed Mortgages (Cost $24,926,551) .....................                23,877,524
                                                                                              --------------

COLLATERALIZED MORTGAGE OBLIGATIONS*** 1.3%
------------------------------------------------------------------------------------------------------------

Residential Accredit Loans, Inc., Series 1997-A7, 7.25%, 11/25/2027 ...........    3,886,955    3,780,064
Residential Funding Mortgage Securities, Series 1993-A2, 6.83%, 9/25/2023 .....    2,174,515    2,137,140
Ryland Mortgage Securities Corp., 8%, 8/25/2025 ...............................    1,989,549    1,967,687
                                                                                              --------------
Total Collateralized Mortgage Obligations (Cost $8,163,067) ...................                 7,884,891
                                                                                              --------------

FOREIGN BONDS -- U.S. $ DENOMINATED 1.6%
------------------------------------------------------------------------------------------------------------

PacifiCorp Australia LLC, 6.15%, 1/15/2008 ....................................    6,000,000    5,606,340
Petroleum Geo-Services, 6.625%, 3/30/2008 .....................................    4,000,000    3,673,480
                                                                                              --------------
Total Foreign Bonds-- U.S. $ Denominated (Cost $10,037,380) ...................                 9,279,820
                                                                                              --------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------
                                                                    Principal
                                                                   Amount ($)    Value ($)
------------------------------------------------------------------------------------------

Asset Backed*** 1.9%
------------------------------------------------------------------------------------------

Automobile Receivables 0.5%

First Security Auto Owner Trust, Series 1999-2 A3, 6%, 1/15/2003    3,000,000    2,969,531
                                                                               -----------
Credit Card Receivables 1.4%

Citibank Credit Card Master Trust I, 6%, 4/10/2003 .............    3,500,000    3,456,250
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ................    5,000,000    4,820,300
                                                                               -----------
                                                                                 8,276,550
                                                                               -----------
Total Asset Backed (Cost $11,488,015) ..........................                11,246,081
                                                                               -----------


Corporate Bonds 14.4%
------------------------------------------------------------------------------------------

Consumer Staples 1.3%

Bass America Inc., 6.625%, 3/1/2003 ............................    5,000,000    4,895,900
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ...............    3,500,000    3,118,290
                                                                               -----------
                                                                                 8,014,190
                                                                               -----------
Communications 1.7%

Sprint Capital Corp., 6.125%, 11/15/2008 .......................    3,000,000    2,731,170
Vodafone Airtouch PLC, 7.75%, 2/15/2010 ........................    2,300,000    2,315,870
WorldCom, Inc., 6.4%, 8/15/2005 ................................    5,000,000    4,799,750
                                                                               -----------
                                                                                 9,846,790
                                                                               -----------
Financial 6.9%

Boeing Capital Corp., Medium Term Note, 6.75%, 12/23/2003 ......    3,000,000    2,965,050
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ...........    4,000,000    3,936,640
First Union National Bank, 6.18%, 2/15/2036 ....................    2,500,000    2,336,975
Ford Motor Credit Corp., 5.75%, 2/23/2004 ......................   10,000,000    9,427,300
Ford Motor Credit Corp., 7.375%, 10/28/2009 ....................    2,450,000    2,402,715
General Electric Capital Corp., 7%, 2/3/2003 ...................    2,350,000    2,350,799
General Motors Acceptance Corporation, 7.75%, 1/19/2010 ........      550,000      555,077
Goldman Sachs Group, Inc., 7.8%, 1/28/2010 .....................    1,450,000    1,439,125
Merrill Lynch & Co., Inc., 6%, 2/17/2009 .......................      550,000      490,859
PNC Funding Corp., 7%, 9/1/2004 ................................    1,400,000    1,378,468
PNC Funding Corp., 7.5%, 11/1/2009 .............................    2,200,000    2,159,102
Prudential Insurance Co., 6.375%, 7/23/2006 ....................    3,000,000    2,823,390
Salomon Inc., 7.3%, 5/15/2002 ..................................    2,300,000    2,295,630
Southern National Corp., 7.05%, 5/23/2003 ......................    4,000,000    3,921,040
Wells Fargo & Co., 6.875%, 4/1/2006 ............................    2,000,000    1,938,120
                                                                               -----------
                                                                                40,420,290
                                                                               -----------
Media 2.1%

News America Holdings, Inc., 9.25%, 2/1/2013 ...................    3,000,000    3,285,690
TCI-Communications, Inc., 8%, 8/1/2005 .........................    4,000,000    4,106,920
Time Warner, Inc., 9.125%, 1/15/2013 ...........................    4,500,000    5,000,940
                                                                               -----------
                                                                                12,393,550
                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

AARP Balanced Stock and Bond Fund

--------------------------------------------------------------------------------
                                                       Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

Manufacturing 0.5%

Fort James Corp., 6.625%, 9/15/2004 ..............      3,000,000      2,878,950
                                                                    ------------

Energy 0.8%

Anadarko Petroleum Corp., 5.875%, 10/15/2003 .....      5,000,000      4,735,200
                                                                    ------------

Transportation 0.1%

Delta Airlines, Inc., 7.9%, 12/15/2009 ...........        600,000        570,360
                                                                    ------------

Utilities 1.0%

Alabama Power Co., 7.125%, 8/15/2004 .............      2,700,000      2,681,397
Detroit Edison Co., 7.5%, 2/1/2005 ...............      3,500,000      3,481,240
                                                                    ------------
                                                                       6,162,637
                                                                    ------------

Total Corporate Bonds (Cost $ 87,313,785) ........                    85,021,967


Common Stocks 64.8%
--------------------------------------------------------------------------------

                                                          Shares
--------------------------------------------------------------------------------

Consumer Discretionary 1.0%
Department & Chain Stores

Wal-Mart Stores, Inc. ............................        108,300      6,010,650
                                                                    ------------

Consumer Staples 3.1%
Alcohol & Tobacco 1.0%

Anheuser-Busch Companies, Inc. ...................         94,500      5,882,625
                                                                    ------------

Food & Beverage 1.2%
PepsiCo, Inc. ....................................        212,500      7,344,531
                                                                    ------------

Package Goods/Cosmetics 0.9%
Avon Products, Inc. ..............................        177,700      5,164,406
                                                                    ------------

Health 5.7%
Biotechnology 0.3%

Amgen Inc.* ......................................         33,500      2,056,063
                                                                    ------------

Medical Supply & Specialty 1.4%
Becton, Dickinson & Co. ..........................         69,400      1,826,088
Medtronic, Inc. ..................................        120,500      6,198,219
                                                                    ------------
                                                                       8,024,307
                                                                    ------------
Pharmaceuticals 4.0%

American Home Products Corp. .....................        201,300     10,794,713
Bristol-Myers Squibb Co. .........................         85,000      4,908,750
Johnson & Johnson, Inc. ..........................         46,800      3,278,925
Merck & Co., Inc. ................................         71,500      4,441,938
                                                                    ------------
                                                                      23,424,326
                                                                    ------------
Communications 7.0%

Cellular Telephone 0.6%
Vodafone AirTouch PLC (ADR) ......................         67,000      3,722,688
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Shares        Value ($)
--------------------------------------------------------------------------------

Telephone/Communications 6.4%

AT&T Corp. .....................................          75,400       4,241,250
Bell Atlantic Corp. ............................         103,864       6,348,687
BellSouth Corp. ................................         156,100       7,336,700
GTE Corp. ......................................          97,100       6,894,100
Global Crossing Ltd.* ..........................          99,230       4,062,228
SBC Communications, Inc. .......................          82,325       3,457,650
Sprint Corp. ...................................          85,400       5,380,200
                                                                    ------------
                                                                      37,720,815
                                                                    ------------
Financial 11.8%
Banks 3.8%

Chase Manhattan Corp. ..........................          92,800       8,091,000
First Union Corp. ..............................         120,166       4,476,184
FleetBoston Financial Corp. ....................         121,700       4,442,050
J.P. Morgan & Co., Inc. ........................          14,900       1,963,075
US Bancorp .....................................         140,300       3,069,063
                                                                    ------------
                                                                      22,041,372
                                                                    ------------
Insurance 1.5%

American International Group, Inc. .............          79,500       8,705,250
                                                                    ------------

Consumer Finance 2.0%

American Express Co. ...........................          17,600       2,621,300
Citigroup, Inc. ................................         154,000       9,134,125
                                                                    ------------
                                                                      11,755,425
                                                                    ------------
Other Financial Companies 4.3%

Federal National Mortgage Association ..........         150,300       8,482,556
Marsh & McLennan Companies, Inc. ...............          87,400       9,641,313
Morgan Stanley Dean Witter & Co. ...............          89,200       7,275,375
                                                                    ------------
                                                                      25,399,244
                                                                    ------------
Real Estate 0.2%

General Growth Properties, Inc. (REIT) .........          44,800       1,363,600
                                                                    ------------

Media 2.4%
Advertising 0.5%

Interpublic Group of Companies, Inc. ...........          61,000       2,882,250
                                                                    ------------

Broadcasting & Entertainment 1.5%

Walt Disney Co. ................................         208,100       8,610,138
                                                                    ------------

Cable Television 0.4%

Comcast Corp.  "A" .............................          57,800       2,507,075
                                                                    ------------

Service Industries 3.0%

EDP Services 1.7%

Electronic Data Systems Corp. ..................          95,700       6,142,744
First Data Corp. ...............................          85,600       3,787,800
                                                                    ------------
                                                                       9,930,544
                                                                    ------------
Miscellaneous Commercial Services 0.3%

Sabre Group Holdings, Inc. "A" .................          54,606       2,017,009
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

AARP Balanced Stock and Bond Fund

--------------------------------------------------------------------------------

                                                          Shares       Value ($)
--------------------------------------------------------------------------------

Printing/Publishing 1.0%

McGraw-Hill, Inc. ................................        124,000      5,642,000
                                                                    ------------

Durables 2.2%
Aerospace 0.9%

Rockwell International Corp. .....................        125,500      5,247,469
                                                                    ------------

Automobiles 0.9%

Ford Motor Co. ...................................        107,900      4,956,656
                                                                    ------------

Construction/Agricultural Equipment 0.4%

Deere & Co. ......................................         67,800      2,576,400
                                                                    ------------

Manufacturing 7.5%
Chemicals 1.6%

Dow Chemical Co. .................................         65,600      7,478,400
E.I. du Pont de Nemours & Co. ....................         41,100      2,173,163
                                                                    ------------
                                                                       9,651,563
                                                                    ------------

Diversified Manufacturing 1.7%

General Electric Co. .............................         66,800     10,366,525
                                                                    ------------

Industrial Specialty 3.2%

Corning, Inc. ....................................         96,200     18,662,800
                                                                    ------------

Machinery/Components/Controls 1.0%

Parker-Hannifin Corp. ............................        138,400      5,717,650
                                                                    ------------

Technology 12.5%
Computer Software 5.2%

America Online, Inc.* ............................         60,500      4,068,625
Computer Associates International, Inc. ..........         76,100      4,504,169
Microsoft Corp.* .................................         81,800      8,691,250
Oracle Corp.* ....................................        174,700     13,637,519
                                                                    ------------
                                                                      30,901,563
                                                                    ------------
Electronic Components/Distributors 1.1%

Cisco Systems, Inc.* .............................         86,100      6,656,606
                                                                    ------------

Electronic Data Processing 2.5%

Compaq Computer Corp. ............................        169,000      4,499,625
Hewlett-Packard Co. ..............................         31,700      4,202,231
International Business Machines Corp. ............         48,000      5,664,000
                                                                    ------------
                                                                      14,365,856
                                                                    ------------

Semiconductors 3.7%

Conexant Systems, Inc.* ..........................         36,400      2,584,400
Intel Corp. ......................................        146,800     19,368,425
                                                                    ------------
                                                                      21,952,825
                                                                    ------------

Energy 6.5%
Oil & Gas Production 5.2%

Exxon Mobil Corp. ................................        145,323     11,307,946
Royal Dutch Petroleum Co. (New York shares) ......        115,800      6,665,738
Texaco, Inc. .....................................        108,400      5,812,950


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------------

                                                                 Shares      Value ($)
--------------------------------------------------------------------------------------

Total Fina SA (ADR) .....................................        94,574     6,963,011
                                                                         ------------
                                                                           30,749,645
                                                                         ------------
Oil Companies 0.5%

Chevron Corp. ...........................................        30,100     2,782,369
                                                                         ------------

Oilfield Services/Equipment 0.8%

Schlumberger Ltd. .......................................        61,800     4,727,700
                                                                         ------------
Metals & Minerals 0.5%
Steel & Metals

Alcoa, Inc. .............................................        39,500     2,774,875
                                                                         ------------

Transportation 0.2%
Airlines

AMR Corp.* ..............................................        41,800     1,332,375
                                                                         ------------

Utilities 1.4%
Electric Utilities

FPL Group, Inc. .........................................        66,800     3,076,970
Unicom Corp. ............................................       145,000     5,292,500
                                                                         ------------
                                                                            8,369,470
                                                                         ------------
Total Common Stocks (Cost $292,862,847) .................                 381,996,665
                                                                         ------------
--------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $506,184,973) (a)                589,535,669
                                                                         ============
--------------------------------------------------------------------------------------

*    Non income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***  Effective maturities may be shorter due to prepayments.

(a) At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $507,165,330 was as follows:

     Aggregate gross unrealized appreciation
     for all investments in which there is
     an excess of value over tax cost............................. $ 99,816,981

     Aggregate gross unrealized depreciation
     for all investments in which there is an
     excess of tax cost over value................................  (17,446,642)
                                                                   -------------

     Net unrealized appreciation                                   $  82,370,339
                                                                   =============

--------------------------------------------------------------------------------

       Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 2000 aggregated $262,262,037 and $379,288,921, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $48,936,266 and $45,332,547, respectively.
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------
                                                                                    Principal
                                                                                   Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 1.1%
--------------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be repurchased at $59,963,216
   on 4/3/2000** (Cost $59,933,000) ............................................    59,933,000     59,933,000
                                                                                                -------------

Commercial Paper 1.1%
--------------------------------------------------------------------------------------------------------------

Bell Atlantic Network Funding Corp., 5.9%***, 4/20/2000 ........................    20,000,000     19,937,722
Bell Atlantic Network Funding Corp., 5.9%***, 4/24/2000 ........................    15,000,000     14,943,458
Finova Capital Corp., 5.93%***, 5/18/2000 ......................................    30,000,000     29,767,742
                                                                                                -------------
Total Commercial Paper (Cost $64,648,922) ......................................                   64,648,922
                                                                                                -------------


Common Stocks 97.8%
--------------------------------------------------------------------------------------------------------------

                                                                                      Shares
--------------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.6%
Department & Chain Stores

Wal-Mart Stores, Inc. ..........................................................     1,613,200     89,532,600
                                                                                                -------------
Consumer Staples 4.9%
Alcohol & Tobacco 1.5%

Anheuser-Busch Companies, Inc. .................................................     1,402,200     87,286,950
                                                                                                -------------
Food & Beverage 1.9%

PepsiCo, Inc. ..................................................................     3,154,300    109,020,494
                                                                                                -------------
Package Goods/Cosmetics 1.5%

Avon Products, Inc. ............................................................     2,888,400     83,944,125
                                                                                                -------------
Health 8.6%
Biotechnology 0.5%

Amgen Inc.* ....................................................................       496,200     30,454,275

Medical Supply & Specialty 2.1%

Becton, Dickinson & Co. ........................................................     1,027,800     27,043,988
Medtronic, Inc. ................................................................     1,787,700     91,954,819
                                                                                                -------------
                                                                                                  118,998,807
                                                                                                -------------
Pharmaceuticals 6.0%

American Home Products Corp. ...................................................     2,989,000    160,285,125
Bristol-Myers Squibb Co. .......................................................     1,239,900     71,604,225
Johnson & Johnson, Inc. ........................................................       704,400     49,352,025
Merck & Co., Inc. ..............................................................     1,059,000     65,790,375
                                                                                                -------------
                                                                                                  347,031,750
                                                                                                -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                               Shares        Value ($)
--------------------------------------------------------------------------------

Communications 10.6%
Cellular Telephone 1.0%

Vodafone AirTouch PLC (ADR)* .............       993,100    55,179,119
                                                          ------------
Telephone/Communications 9.6%

AT&T Corp. ...............................     1,086,200    61,098,753
Bell Atlantic Corp. ......................     1,533,380    93,727,852
BellSouth Corp. ..........................     2,304,400   108,306,800
GTE Corp. ................................     1,440,200   102,254,200
Global Crossing Ltd.* ....................     1,495,150    61,207,703
SBC Communications, Inc. .................     1,199,767    50,390,214
Sprint Corp. .............................     1,220,800    76,910,400
                                                          ------------
                                                           553,895,922
                                                          ------------
Financial 17.6%
Banks 5.6%

Chase Manhattan Corp. ....................     1,359,700   118,548,844
First Union Corp. ........................     1,737,174    64,709,732
FleetBoston Financial Corp. ..............     1,716,300    62,644,950
J.P. Morgan & Co., Inc. ..................       250,300    32,977,025
US Bancorp ...............................     2,107,900    46,110,313
                                                          ------------
                                                           324,990,864
                                                          ------------
Insurance 2.2%

American International Group, Inc. .......     1,173,300   128,476,350
                                                          ------------

Consumer Finance 2.9%

American Express Co. .....................       246,900    36,772,662
Citigroup, Inc. ..........................     2,171,600   128,803,025
                                                          ------------
                                                           165,575,687
                                                          ------------
Other Financial Companies 6.5%

Federal National Mortgage Association ....     2,230,600   125,889,488
Marsh & McLennan Companies, Inc. .........     1,298,700   143,262,844
Morgan Stanley Dean Witter & Co. .........     1,255,000   102,360,937
                                                          ------------
                                                           371,513,269
                                                          ------------
Real Estate 0.4%

General Growth Properties, Inc. (REIT) (b)       772,600    23,516,013
                                                          ------------

Media 3.4%
Advertising 0.7%

Interpublic Group of Companies, Inc. .....       901,900    42,614,775
                                                          ------------

Broadcasting & Entertainment 2.1%

Walt Disney Co. ..........................     2,964,700   122,664,463
                                                          ------------
Cable Television 0.6%

Comcast Corp. "A" ........................       827,100    35,875,463
                                                          ------------
Service Industries 4.5%
EDP Services 2.5%

Electronic Data Systems Corp. ............     1,426,700    91,576,306
First Data Corp. .........................     1,270,800    56,232,900
                                                          ------------
                                                           147,809,206
                                                          ------------

    The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND

----------------------------------------------------------------------

                                               Shares        Value ($)
----------------------------------------------------------------------
Miscellaneous Commercial Services 0.5%
Sabre Group Holdings, Inc. "A" ............     785,234    29,004,581
                                                        -------------
Printing/Publishing 1.5%
McGraw-Hill, Inc. .........................   1,845,400    83,965,700
                                                        -------------
Durables 3.3%
Aerospace 1.4%
Rockwell International Corp. ..............   1,871,000    78,231,187
                                                        -------------
Automobiles 1.3%
Ford Motor Co. ............................   1,597,900    73,403,531
                                                        -------------
Construction/Agricultural Equipment 0.6%
Deere & Co. ...............................   1,003,500    38,133,000
                                                        -------------
Manufacturing 11.0%
Chemicals 2.5%
Dow Chemical Co. ..........................     974,200   111,058,800
E.I. du Pont de Nemours & Co. .............     577,700    30,545,888
                                                        -------------
                                                          141,604,688
                                                        -------------
Diversified Manufacturing 2.6%
General Electric Co. ......................     979,600   152,021,675
                                                        -------------
Industrial Specialty 4.8%
Corning, Inc. .............................   1,428,800   277,187,200
                                                        -------------
Machinery/Components/Controls 1.1%
Parker-Hannifin Corp. .....................   1,578,300    65,203,519
                                                        -------------
Technology 19.0%
Computer Software 7.9%
America Online, Inc.* .....................     898,000    60,390,500
Computer Associates International, Inc. ...   1,067,300    63,170,819
Microsoft Corp.* ..........................   1,213,900   128,976,875
Oracle Corp.* .............................   2,589,200   202,119,425
                                                        -------------
                                                          454,657,619
                                                        -------------
Electronic Components/Distributors 1.7%
Cisco Systems, Inc.* ......................   1,275,600    98,619,825
                                                        -------------
Electronic Data Processing 3.7%
Compaq Computer Corp. .....................   2,506,700    66,740,888
Hewlett-Packard Co. .......................     490,100    64,968,881
International Business Machines Corp. .....     679,300    80,157,400
                                                        -------------
                                                          211,867,169
                                                        -------------
Semiconductors 5.7%
Conexant Systems, Inc.* ...................     540,200    38,354,200
Intel Corp. ...............................   2,182,300   287,927,206
                                                        -------------
                                                          326,281,406
                                                        -------------
Energy 10.1%
Oil & Gas Production 6.3%
Exxon Mobil Corp. .........................   2,167,867   168,687,151
Royal Dutch Petroleum Co. (New York shares)   1,658,400    95,461,650
Texaco, Inc. ..............................   1,875,400   100,568,325
                                                        -------------
                                                          364,717,126
                                                        -------------

     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------

                                                                    Shares      Value ($)
-----------------------------------------------------------------------------------------
Oil Companies 2.6%
Chevron Corp. .............................................         440,400    40,709,475
Total Fina S.A. "B" .......................................         710,543   106,279,352
                                                                            -------------
                                                                              146,988,827
                                                                            -------------
Oilfield Services/Equipment 1.2%
Schlumberger Ltd. .........................................         880,900    67,388,850
                                                                            -------------
Metals & Minerals 0.7%
Steel & Metals
Alcoa, Inc. ...............................................         585,700    41,145,425
                                                                            -------------
Transportation 0.3%
Airlines
AMR Corp.* ................................................         584,700    18,637,313
                                                                            -------------
Utilities 2.2%
Electric Utilities
FPL Group, Inc. ...........................................         992,100    45,698,606
Unicom Corp. ..............................................       2,153,800    78,613,700
                                                                            -------------
                                                                              124,312,306
                                                                            -------------
Total Common Stocks (Cost $4,167,448,960) .................                 5,631,751,079
                                                                            -------------

-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $4,292,030,882) (a)                5,756,333,001
                                                                            =============
-----------------------------------------------------------------------------------------


  *      Non income producing.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,290,931,712 was as follows:

         Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ............................. $ 1,588,453,690

         Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value .............................    (123,052,401)
                                                                                 ---------------
         Net unrealized appreciation ........................................... $ 1,465,401,289
                                                                                 ===============

(b)      Affiliated Issuer (See Notes to Financial Statements)

--------------------------------------------------------------------------------
         Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2000, aggregated $3,025,754,166 and $3,772,985,321, respectively.


     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND


LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------------
                                                                                Principal
                                                                  Amount ($)    Value ($)
-----------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.1%
-----------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be
   repurchased at $807,407, on 4/3/2000** (Cost $807,000) .....     807,000      807,000
                                                                             -----------

U.S. TREASURY OBLIGATIONS 0.1%
-----------------------------------------------------------------------------------------

U.S. Treasury Bill, 5.1%, 4/6/2000 (b) (Cost $1,169,158) ......   1,170,000    1,169,497
                                                                             -----------

COMMON STOCKS 99.8%
-----------------------------------------------------------------------------------------

                                                                    Shares
-----------------------------------------------------------------------------------------
Consumer Discretionary 6.5%
Apparel & Shoes 0.1%
Liz Claiborne, Inc. ...........................................         400       18,325
Nike, Inc. "B" ................................................      14,600      578,525
Russell Corp. .................................................      33,000      472,313
                                                                             -----------
                                                                               1,069,163
                                                                             -----------
Department & Chain Stores 5.2%
Bed Bath & Beyond, Inc. .......................................       7,500      295,313
Best Buy Co., Inc. ............................................      13,800    1,186,800
CVS Corp. .....................................................      22,800      856,425
Consolidated Stores Corp. .....................................       2,000       22,750
Costco Wholesale Corp. ........................................      30,100    1,582,131
Dillard's Inc. ................................................         100        1,644
Dollar General Corp. ..........................................      14,568      391,515
Federated Department Stores, Inc. .............................      10,500      438,375
Gap, Inc. .....................................................      62,125    3,094,602
Home Depot, Inc. ..............................................     156,100   10,068,450
J.C. Penney Co., Inc. .........................................     101,700    1,512,788
Kmart Corp.* ..................................................       8,500       82,344
Kohl's Corp. ..................................................      10,500    1,076,250
Longs Drug Stores, Inc. .......................................         600       13,650
Lowe's Companies, Inc. ........................................      24,200    1,412,675
May Department Stores .........................................      24,650      702,525
Nordstrom, Inc. ...............................................       4,800      141,600
Rite Aid Corp. ................................................     108,300      595,650
Sears, Roebuck & Co. ..........................................      23,300      719,388
TJX Companies, Inc. (New) .....................................      19,200      426,000
Target Corp. ..................................................      29,000    2,167,750
The Limited, Inc. .............................................      10,414      438,690
Wal-Mart Stores, Inc. .........................................     288,600   16,017,300
Walgreen Co. ..................................................      66,200    1,704,650
                                                                             -----------
                                                                              44,949,265
                                                                             -----------
Home Furnishings 0.1%
Newell Rubbermaid, Inc. .......................................      16,300      404,444

     The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------

                                          Shares    Value ($)
-------------------------------------------------------------
Tupperware Corp. ......................   52,600     831,738
                                                 -----------
                                                   1,236,182
                                                 -----------
Hotels & Casinos 0.2%
Carnival Corp. "A" ....................   42,600   1,057,013
Hilton Hotels Corp. ...................    3,200      24,800
Marriott International, Inc. "A" ......    5,700     179,550
                                                 -----------
                                                   1,261,363
                                                 -----------
Recreational Products 0.1%
Brunswick Corp. .......................    5,700     107,944
Harley-Davidson, Inc. .................    9,900     785,813
Hasbro, Inc. ..........................    1,875      30,938
Mattel, Inc. ..........................   31,000     323,563
                                                 -----------
                                                   1,248,258
                                                 -----------
Restaurants 0.4%
Darden Restaurants Inc. ...............      100       1,781
McDonald's Corp. ......................   88,400   3,320,525
Tricon Global Restaurants .............    7,920     246,015
Wendy's International, Inc. ...........      100       2,019
                                                 -----------
                                                   3,570,340
                                                 -----------
Specialty Retail 0.4%
AutoZone, Inc. ........................    5,200     144,300
Circuit City Stores, Inc. .............   17,700   1,077,488
Office Depot, Inc. ....................   14,100     163,031
Staples, Inc. .........................   29,600     592,000
Tandy Corp. ...........................   18,000     913,500
Toys "R" Us, Inc. .....................    4,800      71,100
                                                 -----------
                                                   2,961,419
                                                 -----------
Consumer Staples 5.6%
Alcohol & Tobacco 0.5%
Anheuser-Busch Companies, Inc. ........   48,200   3,000,450
Seagram Co., Ltd. .....................   22,600   1,344,700
                                                 -----------
                                                   4,345,150
                                                 -----------
Consumer Electronic & Photographic 0.2%
Eastman Kodak Co. .....................   21,400   1,162,288
Maytag Corp. ..........................    1,400      46,375
Polaroid Corp. ........................      100       2,375
Whirlpool Corp. .......................    9,300     545,213
                                                 -----------
                                                   1,756,251
                                                 -----------
Consumer Specialties 0.2%
American Greeting Corp., "A" ..........    4,100      74,825
Jostens, Inc. .........................   55,100   1,343,063
                                                 -----------
                                                   1,417,888
                                                 -----------
Farming 0.0%
Archer-Daniels-Midland Co. ............      115       1,193
                                                 -----------

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND



----------------------------------------------------------------

                                         Shares        Value ($)
----------------------------------------------------------------
Food & Beverage 2.6%
Albertson's, Inc. ......................    21,364      662,284
Bestfoods ..............................     8,400      393,225
Campbell Soup Co. ......................    17,200      528,900
Coca-Cola Co. ..........................   145,700    6,838,794
Coca-Cola Enterprises ..................    24,300      523,969
ConAgra, Inc. ..........................   100,200    1,816,125
General Mills, Inc. ....................    11,000      398,063
H.J. Heinz Co. .........................    70,600    2,462,175
Hershey Foods Corp. ....................       100        4,875
Kellogg Co. ............................    82,100    2,103,813
Kroger Co.* ............................    45,500      799,094
Nabisco Group Holdings .................    20,400      244,800
PepsiCo, Inc. ..........................    96,800    3,345,650
Quaker Oats Co. ........................     6,200      375,875
Ralston Purina Group ...................    13,600      372,300
SUPERVALU, Inc. ........................     2,000       37,875
Safeway, Inc. ..........................    30,100    1,362,025
William Wrigley Jr. Co. ................     1,900      145,944
Winn-Dixie Stores, Inc. ................    10,000      194,375
                                                   ------------
                                                     22,610,161
                                                   ------------
Package Goods/Cosmetics 2.0%
Avon Products, Inc. ....................    38,700    1,124,717
Clorox Co. .............................    14,400      468,000
Colgate-Palmolive Co. ..................    40,100    2,260,638
Gillette Co. ...........................    72,400    2,728,575
International Flavors & Fragrances, Inc.    43,800    1,535,738
Kimberly-Clark Corp. ...................    32,900    1,842,400
Procter & Gamble Co. ...................    83,000    4,668,750
Unilever NV (New York Shares) ..........    43,103    2,074,332
                                                   ------------
                                                     16,703,150
                                                   ------------
Textiles 0.1%
Springs Industries, Inc. "A" ...........    27,700    1,052,600
VF Corp. ...............................     3,400       81,813
                                                   ------------
                                                      1,134,413
                                                   ------------
Health 9.0%
Biotechnology 0.7%
Amgen Inc.* ............................    70,400    4,320,800
Biogen, Inc. ...........................    10,600      740,675
PE Corp-PE Biosystems Group ............    13,900    1,341,350
                                                   ------------
                                                      6,402,825
                                                   ------------
Health Industry Services 0.3%
Cardinal Health, Inc. ..................    17,450      800,519
HEALTHSOUTH Corp. ......................     6,100       33,931
Humana Inc.* ...........................       800        5,850
IMS Health, Inc. .......................    17,600      298,100
McKesson HBOC, Inc. ....................    10,200      214,200


     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------

                                   Shares      Value ($)
--------------------------------------------------------
PerkinElmer, Inc. ..............     2,900      192,850
Quintiles Transnational Corp. ..     6,900      117,731
Shared Medical Systems Corp. ...     1,400       72,625
United Healthcare Corp. ........    11,200      667,800
Wellpoint Health Networks, Inc.*     4,400      307,450
                                            -----------
                                              2,711,056
                                            -----------
Hospital Management 0.2%
Columbia/HCA Healthcare Corp. ..    40,500    1,025,156
Tenet Healthcare Corp. .........    20,300      466,900
                                            -----------
                                              1,492,056
                                            -----------
Medical Supply & Specialty 1.0%
Bausch & Lomb, Inc. ............     3,700      193,094
Baxter International, Inc. .....    18,100    1,134,644
Becton, Dickinson & Co. ........     9,500      249,969
Biomet, Inc. ...................     5,700      207,338
Boston Scientific Corp. ........    23,500      500,844
C.R. Bard, Inc. ................     3,200      123,800
Guidant Corp.* .................    20,700    1,217,419
Mallinckrodt, Inc. .............     4,400      126,500
Medtronic, Inc. ................    86,800    4,464,775
St. Jude Medical, Inc.* ........     2,100       54,206
                                            -----------
                                              8,272,589
                                            -----------
Pharmaceuticals 6.8%
Abbott Laboratories ............   128,500    4,521,591
Allergan, Inc. .................     8,300      415,000
Alza Corp. .....................     3,700      138,981
American Home Products Corp. ...    93,800    5,030,023
Bristol-Myers Squibb Co. .......   139,900    8,079,225
Eli Lilly & Co. ................    79,200    4,989,600
Johnson & Johnson, Inc. ........    94,100    6,592,881
Merck & Co., Inc. ..............   144,700    8,989,488
Pfizer, Inc. ...................   231,300    8,456,906
Pharmacia & Upjohn, Inc. .......    31,000    1,836,750
Schering-Plough Corp. ..........   106,300    3,906,525
Warner-Lambert Co. .............    59,600    5,811,000
Watson Pharmaceuticals, Inc. ...     4,900      194,469
                                            -----------
                                             58,962,439
                                            -----------
Communications 9.1%
Cellular Telephone 0.9%
Nextel Communications, Inc. "A"     25,100    3,721,075
Sprint Corp. (PCS Group) .......    65,900    4,304,094
                                            -----------
                                              8,025,169
                                            -----------
Telephone/Communications 8.2%
ADC Telecommunications, Inc. ...    19,300    1,039,788
AT&T Corp. .....................   178,656   10,049,400
Alltel Corp. ...................    16,000    1,009,000
Bell Atlantic Corp. ............   103,406    6,320,692

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

---------------------------------------------------------

                                    Shares      Value ($)
---------------------------------------------------------
BellSouth Corp. ..................   117,500    5,522,500
CenturyTel, Inc. .................     2,300       85,388
GTE Corp. ........................    58,100    4,125,100
Global Crossing Ltd. .............    50,475    2,066,320
MCI WorldCom, Inc. ...............   170,728    7,736,113
Nortel Networks Corp. ............   109,480   13,794,480
SBC Communications, Inc. .........   257,812   10,828,104
Sprint Corp. .....................    56,700    3,572,100
US West, Inc. ....................    58,354    4,237,959
                                             ------------
                                               70,386,944
                                             ------------
Financial 11.7%
Banks 5.4%
BB&T Corp. .......................     3,900      109,442
Bank One Corp. ...................   134,580    4,626,188
Bank of America Corp. ............     1,542    8,090,737
Bank of New York Co., Inc. .......    37,800    1,571,060
Chase Manhattan Corp. ............    51,500    4,490,156
Comerica, Inc. ...................     1,350       56,531
Fifth Third Bancorp ..............    11,625      732,375
First Union Corp. ................   125,412    4,671,597
Firstar Corp. ....................    45,791    1,050,331
FleetBoston Financial Corp. ......    54,614    1,993,411
Huntington Bancshares, Inc. ......     5,226      116,932
J.P. Morgan & Co., Inc. ..........    10,800    1,422,900
KeyCorp ..........................   103,800    1,972,200
MBNA Corp. .......................    68,075    1,735,913
National City Corp. ..............    86,500    1,784,063
Northern Trust Corp. .............     8,500      574,281
Old Kent Financial Corp. .........     7,300      235,881
PNC Bank Corp. ...................    18,300      824,644
Regions Financial Corp. ..........       100        2,281
State Street Corp. ...............     5,900      571,563
Summit Bancorp ...................    38,300    1,005,375
SunTrust Banks, Inc. .............     6,900      398,475
US Bancorp .......................    27,606      603,881
Union Planters Corp. .............    50,300    1,549,869
Wachovia Corp. ...................     4,900      331,056
Washington Mutual, Inc. ..........    51,616    1,367,824
Wells Fargo Co. ..................   120,400    4,928,875
                                             ------------
                                               46,817,841
                                             ------------
Insurance 2.2%
AFLAC, Inc. ......................    13,800      628,761
Aetna, Inc. ......................     2,700      150,354
Allstate Corp. ...................    29,700      707,231
American General Corp. ...........    10,800      606,150
American International Group, Inc.    83,041    9,092,988
Aon Corp. ........................     6,075      195,917
Chubb Corp. ......................       300       20,269

     The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------

                                          Shares      Value ($)
---------------------------------------------------------------
Cigna Corp. ...........................     8,900      674,175
Cincinnati Financial Corp. ............       900       33,863
Conseco, Inc. .........................    81,483      931,962
Hartford Financial Services Group, Inc.     1,800       94,950
Jefferson Pilot Corp. .................     2,900      193,031
Lincoln National Corp. ................    12,200      408,700
MGIC Investment Corp. .................     3,600      157,050
Progressive Corp. .....................     3,300      251,006
Providian Financial Corp. .............     8,750      757,969
Safeco Corp. ..........................    71,700    1,904,531
St. Paul Companies, Inc. ..............    52,656    1,796,886
Torchmark Corp. .......................       400        9,250
UnumProvident Corp. ...................     8,500      144,500
                                                  ------------
                                                    18,759,543
                                                  ------------
Consumer Finance 2.2%
American Express Co. ..................    31,200    4,646,850
Associates First Capital Corp. ........    45,446      974,249
Capital One Finance Corp. .............    12,300      589,631
Citigroup, Inc. .......................   181,803   10,783,190
Household International, Inc. .........    29,359    1,095,458
Mellon Financial Corp. ................    18,800      554,600
SLM Holding Corp. .....................     9,800      326,463
                                                  ------------
                                                    18,970,441
                                                  ------------
Other Financial Companies 1.9%
Federal Home Loan Mortgage Corp. ......    40,700    1,798,431
Federal National Mortgage Association .    63,900    3,606,356
Lehman Brothers Holdings, Inc. ........     7,300      708,100
Marsh & McLennan Companies, Inc. ......    28,250    3,116,328
Morgan Stanley Dean Witter & Co. ......    85,490    6,972,778
                                                  ------------
                                                    16,201,993
                                                  ------------
Media 3.5%
Advertising 0.3%
Interpublic Group of Companies, Inc. ..    17,900      845,775
Omnicom Group, Inc. ...................    12,700    1,186,656
Young & Rubicam, Inc. .................     4,600      216,200
                                                  ------------
                                                     2,248,631
                                                  ------------
Broadcasting & Entertainment 2.4%
CBS Corp.* ............................    50,300    2,848,238
Clear Channel Communications, Inc.* ...    18,100    1,250,031
Time Warner, Inc. .....................    84,700    8,470,000
Viacom, Inc. "B" ......................    44,900    2,368,475
Walt Disney Co. .......................   144,300    5,970,413
                                                  ------------
                                                    20,907,157
                                                  ------------
Cable Television 0.7%
Comcast Corp. "A"* ....................    56,100    2,433,338
Media One Group, Inc. .................    40,200    3,256,200
                                                  ------------
                                                     5,689,538
                                                  ------------


     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

------------------------------------------------------------

                                        Shares     Value ($)
------------------------------------------------------------
Print Media 0.1%
Gannett Co., Inc. ....................   10,300     724,863
Harcourt General, Inc. ...............      100       3,725
Knight-Ridder, Inc. ..................      200      10,188
New York Times Co. "A" ...............    3,900     167,456
Times Mirror Co. "A" .................      100       9,294
Tribune Co. ..........................   10,400     380,250
                                                -----------
                                                  1,295,776
                                                -----------
Service Industries 3.2%
EDP Services 0.6%
Automatic Data Processing, Inc. ......   42,600   2,055,450
Electronic Data Systems Corp. ........   31,600   2,028,325
First Data Corp. .....................   26,200   1,159,350
                                                -----------
                                                  5,243,125
                                                -----------
Environmental Services 0.1%
Transocean Sedo Forex, Inc. ..........   13,899     713,172
Waste Management, Inc. ...............   28,400     388,725
                                                -----------
                                                  1,101,897
                                                -----------
Investment 1.0%
Bear Stearns Companies, Inc. .........    2,194     100,101
Charles Schwab Corp. .................   80,850   4,593,291
Franklin Resources, Inc. .............   12,700     424,656
Merrill Lynch & Co., Inc. ............   28,700   3,013,500
Paine Webber Group, Inc. .............    5,600     246,400
T. Rowe Price & Associates, Inc. .....    4,500     177,750
                                                -----------
                                                  8,555,698
                                                -----------
Miscellaneous Commercial Services 0.3%
Ecolab, Inc. .........................    3,700     135,744
NCR Corp. ............................    5,900     236,738
Paychex, Inc. ........................   16,650     872,044
Sabre Group Holdings, Inc. "A" .......    5,708     210,839
Sysco Corp. ..........................   14,000     499,625
Tektronix Inc. .......................    3,100     173,600
                                                -----------
                                                  2,128,590
                                                -----------
Miscellaneous Consumer Services 0.9%
Cendant Corp.* .......................   42,671     789,414
H & R Block, Inc. ....................    7,500     335,625
Yahoo!, Inc. .........................   40,000   6,855,000
                                                -----------
                                                  7,980,039
                                                -----------
Printing/Publishing 0.3%
Deluxe Corp. .........................   74,400   1,971,600
Dow Jones & Co., Inc. ................    1,200      86,175
Dun & Bradstreet Corp. (New) .........    9,900     283,388
Equifax, Inc. ........................      700      17,675
McGraw-Hill, Inc. ....................   10,200     464,100

     The accompanying notes are an integral part of the financial statements

----------------------------------------------------------------

                                           Shares      Value ($)
----------------------------------------------------------------
R.R. Donnelley & Sons Co. ..............     5,300      110,969
                                                    -----------
                                                      2,933,907
                                                    -----------
Durables 3.8%
Aerospace 0.9%
B.F. Goodrich Co. ......................    47,400    1,359,788
Boeing Co. .............................    49,750    1,887,391
Lockheed Martin Corp. ..................    82,200    1,679,963
Northrop Grumman Corp. .................     4,300      227,631
Rockwell International Corp. ...........    11,900      497,569
United Technologies Corp. ..............    26,900    1,699,744
                                                    -----------
                                                      7,352,086
                                                    -----------
Automobiles 1.1%
Cummins Engine Co., Inc. ...............     1,500       56,344
Dana Corp. .............................    15,092      425,406
Delphi Automotive Systems Corp. ........    22,765      364,240
Eaton Corp. ............................     4,400      343,200
Ford Motor Co. .........................    93,900    4,313,531
General Motors Corp. ...................    40,000    3,312,500
Genuine Parts Co. ......................    44,400    1,060,050
                                                    -----------
                                                      9,875,271
                                                    -----------
Construction/Agricultural Equipment 0.1%
Caterpillar, Inc. ......................    17,900      705,931
Deere & Co. ............................    14,900      566,200
                                                    -----------
                                                      1,272,131
                                                    -----------
Leasing Companies 0.0%
IKON Office Solutions, Inc. ............     3,000       18,563
Ryder System, Inc. .....................     1,800       40,838
                                                    -----------
                                                         59,401
                                                    -----------
Telecommunications Equipment 1.7%
Andrew Corp. ...........................     1,650       37,742
Lucent Technologies, Inc. ..............   193,750   11,770,313
Scientific-Atlanta, Inc. ...............    10,100      640,719
Tellabs, Inc. ..........................    28,900    1,820,248
                                                    -----------
                                                     14,269,022
                                                    -----------
Tires 0.0%
Cooper Tire & Rubber Co. ...............       100        1,256
Goodyear Tire & Rubber Co. .............     5,400      125,888
                                                    -----------
                                                        127,144
                                                    -----------
Manufacturing 9.3%
Chemicals 1.3%
Dow Chemical Co. .......................    26,600    3,032,400
E.I. du Pont de Nemours & Co. ..........    68,896    3,642,876
Eastman Chemical Co. ...................    11,900      541,450
Engelhard Corp. ........................       100        1,513
Great Lakes Chemicals Corp. ............       100        3,400
Hercules, Inc. .........................    40,700      656,288

     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

-----------------------------------------------------------

                                       Shares     Value ($)
-----------------------------------------------------------
Monsanto Co. .......................    38,400    1,977,600
Praxair, Inc. ......................     5,300      220,613
Rohm & Haas Co. ....................     7,547      336,785
Sigma-Aldrich Corp. ................     1,500       40,313
Union Carbide Corp. ................     5,500      320,719
W.R. Grace & Co.* ..................     4,500       57,094
                                               ------------
                                                 10,831,051
                                               ------------
Containers & Paper 0.2%
Boise Cascade Corp. ................       800       27,800
Champion International Corp. .......     1,800       95,850
Crown Cork & Seal Co. ..............    45,000      720,000
Fort James Corp. ...................     4,100       90,200
International Paper Co. ............    17,508      748,467
Pactiv Corp. .......................    10,700       93,625
Sealed Air Corp.* ..................     3,753      203,835
Temple-Inland, Inc. ................       500       24,906
                                               ------------
                                                  2,004,683
                                               ------------
Diversified Manufacturing 5.4%
Briggs & Stratton Corp. ............     1,600       65,800
Cooper Industries, Inc. ............     5,900      206,500
Dover Corp. ........................     7,900      378,213
Fortune Brands, Inc. ...............     1,700       42,500
General Electric Co. ...............   215,800   33,489,463
Honeywell International, Inc. ......    46,950    2,473,678
ITT Industries, Inc. ...............       700       21,744
Minnesota Mining & Manufacturing Co.    30,000    2,656,875
National Service Industries, Inc. ..    30,700      646,619
TRW, Inc. ..........................     9,900      579,150
Textron, Inc. ......................     4,200      255,675
Tyco International Ltd. ............   112,574    5,614,628
                                               ------------
                                                 46,430,845
                                               ------------
Electrical Products 0.2%
Emerson Electric Co. ...............    24,800    1,311,300
Thomas & Betts Corp. ...............     8,300      234,475
                                               ------------
                                                  1,545,775
                                               ------------
Hand Tools 0.1%
Black & Decker Corp. ...............       100        3,756
Danaher Corp. ......................     5,700      290,700
Snap-On, Inc. ......................     2,600       68,088
Stanley Works ......................    16,100      424,638
                                               ------------
                                                    787,182
                                               ------------
Industrial Specialty 1.5%
Avery Dennison Corp. ...............     3,600      219,825
Corning, Inc. ......................    18,169    3,524,786
Milacron Inc. ......................     1,200       17,325
PPG Industries, Inc. ...............     8,800      460,350
Pall Corp. .........................    33,100      742,681


     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------

                                          Shares     Value ($)
--------------------------------------------------------------
QUALCOMM Inc.* ........................    54,500    8,137,531
Sherwin-Williams Co. ..................       200        4,388
                                                   -----------
                                                    13,106,886
                                                   -----------
Machinery/Components/Controls 0.3%
Illinois Tool Works, Inc. .............    14,900      823,225
Ingersoll-Rand Co. ....................     4,150      183,638
Millipore Corp. .......................       400       22,575
Parker-Hannifin Corp. .................     1,100       45,444
Pitney Bowes, Inc. ....................    12,900      576,469
Timken Co. ............................    54,300      882,375
                                                   -----------
                                                     2,533,726
                                                   -----------
Office Equipment/Supplies 0.3%
Lexmark International Group, Inc. "A" .     8,900      941,175
Xerox Corp. ...........................    80,200    2,085,200
                                                   -----------
                                                     3,026,375
                                                   -----------
Specialty Chemicals 0.0%
Air Products & Chemicals, Inc. ........     1,500       42,654
                                                   -----------
Wholesale Distributors 0.0%
W.W. Grainger, Inc. ...................     1,600       86,800
                                                   -----------
Technology 27.1%
Computer Software 8.0%
Adobe Systems, Inc. ...................     8,500      946,154
America Online, Inc.* .................   161,400   10,854,150
Autodesk, Inc. ........................     2,500      113,750
BMC Software, Inc. ....................    16,400      809,750
Citrix Systems, Inc. ..................    13,700      907,625
Computer Associates International, Inc.    37,500    2,219,531
Compuware Corp. .......................    23,600      497,075
Comverse Technologies, Inc. ...........     4,900      926,100
Microsoft Corp. .......................   330,800   35,147,500
Oracle Corp. ..........................   207,300   16,182,356
Parametric Technology Corp. ...........    19,200      404,400
PeopleSoft, Inc. ......................    19,100      382,000
                                                   -----------
                                                    69,390,391
                                                   -----------
Diverse Electronic Products 2.9%
Applied Materials, Inc. ...............    61,600    5,805,800
Dell Computer Corp. ...................   170,900    9,217,919
Molex Incorporated ....................    11,025      647,719
Motorola Inc. .........................    47,292    6,733,199
Solectron Corp. .......................    41,800    1,674,613
Teradyne, Inc. ........................    15,400    1,266,650
                                                   -----------
                                                    25,345,900
                                                   -----------
EDP Peripherals 1.6%
EMC Corp. .............................    71,862    8,982,750
Network Appliance, Inc. ...............    20,500    1,696,375
VERITAS Software Corp. ................    26,800    3,510,800
                                                   -----------
                                                    14,189,925
                                                   -----------



     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND


---------------------------------------------------------------

                                         Shares       Value ($)
---------------------------------------------------------------
Electronic Components/Distributors 4.4%
Adaptec, Inc. .........................     6,800      262,650
Analog Devices, Inc.* .................    28,400    2,287,975
Cisco Systems, Inc. ...................   436,900   33,777,831
Gateway, Inc. .........................    21,700    1,150,100
                                                   -----------
                                                    37,478,556
                                                   -----------
Electronic Data Processing 4.3%
Apple Computer, Inc.* .................    11,000    1,493,936
Ceridian Corp.* .......................     3,100       59,481
Compaq Computer Corp. .................   110,958    2,954,257
Hewlett-Packard Co. ...................    63,900    8,470,744
International Business Machines Corp. .   106,000   12,508,000
Seagate Technology, Inc. ..............    12,700      765,175
Silicon Graphics, Inc. ................       700        7,394
Sun Microsystems, Inc. ................   110,800   10,382,306
Unisys Corp.* .........................    21,000      535,500
                                                   -----------
                                                    37,176,793
                                                   -----------
Military Electronics 0.2%
Computer Sciences Corp.* ..............    12,000      949,500
General Dynamics Corp. ................     4,900      243,775
Raytheon Co. "B" ......................     8,500      150,875
                                                   -----------
                                                     1,344,150
                                                   -----------
Office/Plant Automation 0.3%
3Com Corp. ............................    22,800    1,268,250
Cabletron Systems, Inc. ...............    11,200      328,300
Novell, Inc. ..........................    22,800      652,650
                                                   -----------
                                                     2,249,200
                                                   -----------
Semiconductors 5.4%
Advanced Micro Devices, Inc.* .........     7,300      416,554
Conexant Systems, Inc. ................    13,600      965,600
Intel Corp. ...........................   213,100   28,115,881
KLA Tencor Corp. ......................    13,200    1,112,100
LSI Logic Corp. .......................    18,500    1,343,563
Linear Technology Corp. ...............    21,900    1,204,500
Micron Technology, Inc.* ..............    16,300    2,053,800
National Semiconductor Corp. ..........    10,800      654,750
Texas Instruments, Inc. ...............    57,900    9,264,000
Xilinx, Inc. ..........................    20,400    1,689,375
                                                   -----------
                                                    46,820,123
                                                   -----------
Energy 6.2%
Engineering 0.0%
Fluor Corp. ...........................     5,300      164,300
McDermott International, Inc. .........       400        3,675
                                                   -----------
                                                       167,975
                                                   -----------
Oil & Gas Production 3.8%
Burlington Resources, Inc. ............       100        3,700
Coastal Corp. .........................     2,800      128,800



     The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------

                                             Shares       Value ($)
-------------------------------------------------------------------
Conoco, Inc. "B" ..........................    32,542      833,889
Exxon Mobil Corp. .........................   202,089   15,725,050
Kerr-McGee Corp. ..........................     7,500      433,125
Occidental Petroleum Corp. ................   103,100    2,139,325
Royal Dutch Petroleum Co. (New York shares)   169,800    9,774,113
Texaco, Inc. ..............................    65,400    3,507,075
                                                      ------------
                                                        32,545,077
                                                      ------------
Oil Companies 0.9%
Amerada Hess Corp. ........................       100        6,463
Ashland Inc. ..............................       100        3,344
Atlantic Richfield Co. ....................    37,600    3,196,000
Chevron Corp. .............................    32,200    2,976,488
Phillips Petroleum Co. ....................     8,000      370,000
USX Marathon Group ........................    28,500      742,781
Unocal Corp. ..............................       100        2,975
                                                      ------------
                                                         7,298,051
                                                      ------------
Oil/Gas Transmission 0.8%
El Paso Energy Corporation ................     5,600      226,100
Enron Corp. ...............................    44,000    3,294,500
Sempra Energy .............................   109,964    1,841,897
Sunoco, Inc. ..............................    40,400    1,105,950
Williams Companies, Inc. ..................    20,200      887,538
                                                      ------------
                                                         7,355,985
                                                      ------------
Oilfield Services/Equipment 0.7%
Baker Hughes, Inc. ........................    44,900    1,358,223
Halliburton Co. ...........................    33,600    1,377,600
Rowan Companies, Inc.* ....................     6,200      182,513
Schlumberger Ltd. .........................    37,900    2,899,350
                                                      ------------
                                                         5,817,686
                                                      ------------
Metals & Minerals 0.5%
Coal Mining 0.0%
Arch Coal Inc. ............................        25          172
                                                      ------------
Precious Metals 0.0%
Barrick Gold Corp. ........................     5,200       81,575
Freeport McMoRan Copper & Gold, Inc. "B"* .     5,700       68,756
Homestake Mining Co. ......................       100          600
Newmont Mining Corp. ......................     2,043       45,840
Placer Dome Inc. ..........................       100          797
                                                      ------------
                                                           197,568
                                                      ------------
Steel & Metals 0.5%
Alcan Aluminium Ltd. ......................     4,700      157,445
Alcoa, Inc. ...............................    22,400    1,573,600
Allegheny Technologies, Inc. ..............     5,850      117,366
Bethlehem Steel Corp.* ....................       100          600
Inco Ltd.* ................................     3,300       60,431
Nucor Corp. ...............................       100        5,000



     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND


------------------------------------------------------------

                                        Shares     Value ($)
------------------------------------------------------------
Phelps Dodge Corp. ..................    19,331     918,223
Reynolds Metals Co. .................     3,100     207,313
USX-US Steel Group, Inc. ............     5,500     137,500
Worthington Industries, Inc. ........    54,100     669,488
                                                -----------
                                                  3,846,966
                                                -----------
Construction 0.6%
Building Products 0.1%
Armstrong World Industries, Inc. ....    50,500     902,688
Georgia-Pacific Group ...............     3,100     122,644
Masco Corp. .........................    10,200     209,100
Owens Corning .......................     2,900      56,188
                                                -----------
                                                  1,290,620
                                                -----------
Forest Products 0.5%
Louisiana-Pacific Corp. .............     5,000      69,375
Potlatch Corp. ......................    42,600   1,831,800
Westvaco Corp. ......................    10,000     333,750
Weyerhaeuser Co. ....................    31,800   1,812,600
                                                -----------
                                                  4,047,525
                                                -----------
Homebuilding 0.0%
Kaufman & Broad Home Corp. ..........       600      12,863
                                                -----------
Transportation 0.5%
Air Freight 0.1%
FedEx Corp. .........................    18,620     726,180
                                                -----------
Airlines 0.1%
AMR Corp. ...........................     7,900     251,811
Delta Air Lines, Inc. ...............     6,200     330,150
Southwest Airlines Co. ..............    30,425     633,220
US Airways Group, Inc.* .............     2,500      69,531
                                                -----------
                                                  1,284,712
                                                -----------
Railroads 0.3%
Burlington Northern Santa Fe Corp. ..     5,700     126,113
CSX Corp. ...........................    18,600     437,100
Kansas City Southern Industries, Inc.     6,200     532,813
Norfolk Southern Corp. ..............    87,300   1,254,938
Union Pacific Corp. .................     2,800     109,550
                                                -----------
                                                  2,460,514
                                                -----------
Utilities 3.2%
Electric Utilities 2.8%
AES Corp.* ..........................     8,500     669,375
Ameren Corp. ........................    59,100   1,828,404
American Electric Power Co. .........    57,100   1,702,292
CINergy Corp. .......................    68,700   1,477,050
Carolina Power & Light Co. ..........       100       3,244
Central & South West Corp. ..........   116,400   1,986,075
Consolidated Edison, Inc. ...........    53,400   1,548,600
Constellation Energy Group ..........     9,300     296,438
DTE Energy Co. ......................     4,000     116,000



     The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------

                                                               Shares       Value ($)
-------------------------------------------------------------------------------------
Dominion Resources, Inc. ................................        52,431    2,015,317
Duke Energy Corp. .......................................         5,704      299,460
Edison International ....................................           100        1,656
Entergy Corp. ...........................................        15,100      304,831
FPL Group, Inc. .........................................           100        4,606
FirstEnergy Corp. .......................................        79,200    1,633,500
GPU, Inc. ...............................................        57,300    1,568,588
New Century Energies, Inc. ..............................        52,900    1,590,306
Northern States Power Co. ...............................       112,600    2,237,925
PG&E Corp. ..............................................           100        2,100
Peco Energy Co. .........................................        11,500      424,063
Public Service Enterprise Group .........................        59,700    1,768,613
Southern Co. ............................................        18,500      402,375
Texas Utilities Co., Inc. ...............................        62,222    1,847,216
Unicom Corp. ............................................         1,600       58,400
                                                                        ------------
                                                                          23,786,434
                                                                        ------------
Natural Gas Distribution 0.4%
Eastern Enterprises .....................................         1,600       95,800
NICOR, Inc. .............................................         3,000       98,813
ONEOK, Inc. .............................................         2,000       50,000
PPL Corp. ...............................................         8,928      186,930
Peoples Energy Corp. ....................................        47,100    1,292,306
Reliant Energy, Inc. ....................................        76,311    1,788,539
                                                                        ------------
                                                                           3,512,388
                                                                        ------------
Total Common Stocks (Cost $722,681,763) .................                861,048,236
                                                                        ------------

-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $724,657,921) (a)               863,024,733
                                                                        ============
-------------------------------------------------------------------------------------


*        Non income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $724,789,341 was as follows:

         Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ...............................  $ 193,628,525

         Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value ...............................    (55,393,133)
                                                                                    -------------
         Net unrealized appreciation .............................................  $ 138,235,392
                                                                                    =============

(b) At March 31, 2000, this security, in whole or in part, has been pledged to cover initial margin requirements for open futures contracts.



     The accompanying notes are an integral part of the financial statements

AARP U.S. STOCK INDEX FUND

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

       At March 31, 2000, open futures contracts purchased were as follows:

                                                                             Number            Aggregate
                         Futures                       Expiration         of Contracts      Face Value ($)       Value ($)
                         -------                       ----------         ------------      --------------       ---------


                     S&P 500 Index                     June, 2000              7              2,641,508          2,646,000
                                                                                                                ----------
      Total net unrealized appreciation on open futures contracts purchased ..................................       4,492
                                                                                                                ==========
------------------------------------------------------------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2000 aggregated $234,101,818 and $51,873,573, respectively.
------------------------------------------------------------------------------------------------------------------------------------
       From November 1, 1998 through September 30, 1999, the Fund incurred approximately $233,000 of net realized capital losses.
       As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000.


     The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND


LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------

                                                                        Principal
                                                                        Amount ($)     Value ($)
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 2.4%
------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be
   repurchased at $60,067,269 on 4/3/2000** (Cost $60,037,000) ......   60,037,000    60,037,000
                                                                                   -------------

COMMON STOCKS 97.6%
------------------------------------------------------------------------------------------------

                                                                           Shares
------------------------------------------------------------------------------------------------

Consumer Discretionary 8.2%
Department & Chain Stores 6.1%
Home Depot, Inc. ....................................................      908,150    58,575,675
Target Corp. ........................................................      601,300    44,947,175
Wal-Mart Stores, Inc. ...............................................      840,900    46,669,950
                                                                                   -------------
                                                                                     150,192,800
                                                                                   -------------
Recreational Products 0.6%
Premier Parks, Inc.* ................................................      628,600    13,200,600
                                                                                   -------------
Specialty Retail 1.5%
Circuit City Stores, Inc. ...........................................      613,500    37,346,813
                                                                                   -------------
Consumer Staples 6.3%
Alcohol & Tobacco 1.2%
Anheuser-Busch Companies, Inc. ......................................      449,600    27,987,600
                                                                                   -------------
Food & Beverage 2.8%
Bestfoods ...........................................................      567,800    26,580,137
PepsiCo, Inc. .......................................................    1,238,200    42,795,288
                                                                                   -------------
                                                                                      69,375,425
                                                                                   -------------
Package Goods/Cosmetics 2.3%
Colgate-Palmolive Co. ...............................................      381,700    21,518,338
Gillette Co. ........................................................      945,800    35,644,838
                                                                                   -------------
                                                                                      57,163,176
                                                                                   -------------
Health 11.3%
Biotechnology 2.3%
Amgen Inc.* .........................................................      288,100    17,682,137
Genentech, Inc.* ....................................................      121,200    18,422,400
PE Corp-PE Biosystems Group .........................................      209,900    20,255,350
                                                                                   -------------
                                                                                      56,359,887
                                                                                   -------------
Health Industry Services 0.1%
Healtheon/WebMD Corp. ...............................................      153,200     3,523,600
                                                                                   -------------
Medical Supply & Specialty 3.7%
Baxter International, Inc. ..........................................      682,500    42,784,218
Becton, Dickinson & Co. .............................................      716,800    18,860,800
Medtronic, Inc. .....................................................      572,600    29,453,113
                                                                                   -------------
                                                                                      91,098,131
                                                                                   -------------
Pharmaceuticals 5.2%
Allergan, Inc. ......................................................      436,700    21,835,000

     The accompanying notes are an integral part of the financial statements

          AARP CAPITAL GROWTH FUND


-----------------------------------------------------------------

                                          Shares        Value ($)
-----------------------------------------------------------------
Merck & Co., Inc. ....................     558,600    34,703,025
Warner-Lambert Co. ...................     730,600    71,233,500
                                                   -------------
                                                     127,771,525
                                                   -------------
Communications 7.6%
Cellular Telephone 2.8%
Nokia Oyj (ADR) ......................     149,000    32,370,250
Vodafone AirTouch PLC (ADR) ..........     645,600    35,871,150
                                                   -------------
                                                      68,241,400
                                                   -------------
Telephone/Communications 4.8%
Bell Atlantic Corp. ..................     464,750    28,407,843
BroadWing, Inc. ......................     848,100    31,538,719
JDS Uniphase Corp.* ..................     289,400    34,890,788
US West, Inc. ........................     320,500    23,276,313
                                                   -------------
                                                     118,113,663
                                                   -------------
Financial 9.1%
Insurance 2.4%
American International Group, Inc. ...     536,637    58,761,751
                                                   -------------
Consumer Finance 4.4%
American Express Co. .................     388,900    57,921,793
Citigroup, Inc. ......................     837,350    49,665,322
                                                   -------------
                                                     107,587,115
                                                   -------------
Other Financial Companies 2.3%
Federal National Mortgage Association      508,300    28,687,180
Marsh & McLennan Companies, Inc. .....     260,900    28,780,531
                                                   -------------
                                                      57,467,711
                                                   -------------
Media 6.6%
Advertising 1.7%
Interpublic Group of Companies, Inc. .     471,100    22,259,475
Omnicom Group, Inc. ..................     226,500    21,163,594
                                                   -------------
                                                      43,423,069
                                                   -------------
Broadcasting & Entertainment 1.6%
Infinity Broadcasting Corp. "A"* .....     523,800    16,958,025
Viacom, Inc. "B"* ....................     429,900    22,677,224
                                                   -------------
                                                      39,635,249
                                                   -------------
Cable Television 3.3%
AT&T Corp.-- Liberty Media Group "A"*    1,043,000    61,797,750
Comcast Corp. "A"* ...................     431,900    18,733,663
                                                   -------------
                                                      80,531,413
                                                   -------------
Service Industries 3.9%
EDP Services 3.2%
Automatic Data Processing, Inc. ......     569,700    27,488,024
Electronic Data Systems Corp. ........     788,200    50,592,588
                                                   -------------
                                                      78,080,612
                                                   -------------
Miscellaneous Commercial Services 0.7%
Siebel Systems, Inc.* ................     157,300    18,787,519
                                                   -------------



     The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------

                                               Shares       Value ($)
---------------------------------------------------------------------
Durables 1.7%
Aerospace
United Technologies Corp. .................     663,000    41,893,313
                                                         ------------
Manufacturing 8.5%
Diversified Manufacturing 4.7%
General Electric Co. ......................     603,700    93,686,693
Textron, Inc. .............................     378,800    23,059,450
                                                         ------------
                                                          116,746,143
                                                         ------------
Electrical Products 1.1%
Emerson Electric Co. ......................     494,400    26,141,400
                                                         ------------
Industrial Specialty 2.7%
Corning, Inc. .............................     246,400    47,801,600
QUALCOMM Inc.* ............................     122,500    18,290,781
                                                         ------------
                                                           66,092,381
                                                         ------------
Technology 28.5%
Computer Software 8.2%
America Online, Inc.* .....................     520,200    34,983,450
I2 Technologies Inc.* .....................      74,700     9,122,738
Microsoft Corp.* ..........................   1,006,500   106,940,625
Oracle Corp.* .............................     656,400    51,240,225
                                                         ------------
                                                          202,287,038
                                                         ------------
Diverse Electronic Products 4.4%
Applied Materials, Inc.* ..................     272,200    25,654,850
Dell Computer Corp.* ......................     352,700    19,023,756
Motorola Inc. .............................     223,300    31,792,338
Solectron Corp.* ..........................     766,300    30,699,894
                                                         ------------
                                                          107,170,838
                                                         ------------
EDP Peripherals 2.3%
EMC Corp.* ................................     461,900    57,737,500
                                                         ------------
Electronic Components/Distributors 3.5%
Cisco Systems, Inc.* ......................   1,100,600    85,090,138
                                                         ------------
Electronic Data Processing 4.2%
International Business Machines Corp. .....     450,400    53,147,200
Sun Microsystems, Inc.* ...................     543,600    50,937,019
                                                         ------------
                                                          104,084,219
                                                         ------------
Semiconductors 5.9%
Intel Corp. ...............................     829,100   109,389,381
Xilinx, Inc.* .............................     434,600    35,990,313
                                                         ------------
                                                          145,379,694
                                                         ------------
Energy 5.9%
Oil & Gas Production 3.7%
Exxon Mobil Corp. .........................     550,648    42,847,298
Royal Dutch Petroleum Co. (New York shares)     849,700    48,910,856
                                                         ------------
                                                           91,758,154
                                                         ------------

     The accompanying notes are an integral part of the financial statements

AARP CAPITAL GROWTH FUND



-------------------------------------------------------------------------------------------

                                                                   Shares       Value ($)
-------------------------------------------------------------------------------------------
Oilfield Services/Equipment 2.2%
Schlumberger Ltd. ..........................................        691,900     52,930,350
                                                                             -------------
Total Common Stocks (Cost $1,556,094,956) ..................                 2,401,960,227
                                                                             -------------

-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $1,616,131,956) (a)                 2,461,997,227
                                                                             =============
-------------------------------------------------------------------------------------------

*        Non income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,618,186,733 was as follows:

         Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 881,968,032

         Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value (38,157,538)

         Net unrealized appreciation $ 843,810,494

--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2000, aggregated $1,025,890,602 and $817,637,266, respectively.






     The accompanying notes are an integral part of the financial statements


AARP SMALL COMPANY STOCK FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                                                            Principal
                                                                                            Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 1.0%
-------------------------------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 6.05%, to be repurchased at $480,242
   on 4/3/2000** (Cost $480,000) .........................................................     480,000     480,000
                                                                                                         ----------
COMMON STOCKS 99.0%
-------------------------------------------------------------------------------------------------------------------

                                                                                               Shares
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 10.5%
Apparel & Shoes 1.3%
Genesco Inc.* ............................................................................      30,300     397,688
The Children's Place Retail Stores, Inc.* ................................................       4,000      57,000
Timberland Co. "A"* ......................................................................       4,100     209,100
                                                                                                         ----------
                                                                                                           663,788
Department & Chain Stores 0.7%                                                                           ----------
Ames Department Stores, Inc.* ............................................................       9,500     233,344
Pacific Sunwear of California, Inc.* .....................................................       3,200     123,200
                                                                                                         ----------
                                                                                                           356,544
Home Furnishings 1.1%                                                                                    ----------
La-Z-Boy Inc. ............................................................................      28,400     436,650
Mikasa, Inc. .............................................................................      18,800     139,825
                                                                                                         ----------
                                                                                                           576,475
Hotels & Casinos 0.6%                                                                                    ----------
Argosy Gaming Co.* .......................................................................       5,000      71,250
Pinnacle Entertainment, Inc.* ............................................................       1,500      30,469
Prime Hospitality Corp.* .................................................................      24,700     179,075
                                                                                                         ----------
                                                                                                           280,794
Recreational Products 2.0%                                                                               ----------
Bally Total Fitness Holding Corp.* .......................................................       6,400     156,800
CPI Corp. ................................................................................       7,100     165,519
Fairfield Communities, Inc.* .............................................................       4,300      34,131
Thor Industries, Inc. ....................................................................      27,250     662,516
                                                                                                         ----------
                                                                                                         1,018,966
Restaurants 3.2%                                                                                         ----------
Applebee's International Inc. ............................................................      10,500     295,313
CEC Entertainment, Inc.* .................................................................      17,700     480,113
IHOP Corp.* ..............................................................................      12,300     172,200
Rainforest Cafe Inc.* ....................................................................       4,800      17,025
Ruby Tuesday, Inc. .......................................................................      36,700     642,250
                                                                                                         ----------
                                                                                                         1,606,901
Specialty Retail 1.6%                                                                                    ----------
Fossil, Inc.* ............................................................................       7,500     175,781
Pier 1 Imports, Inc. .....................................................................       7,500      76,875
The Topps Company, Inc.* .................................................................       4,400      36,575

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

                                                   Shares      Value ($)
--------------------------------------------------------------------------------

Trans World Entertainment Corp.* ............      10,400     104,000
United Auto Group, Inc.* ....................       4,000      35,250
Zale Corp.* .................................       7,400     349,188
                                                            ------------
                                                              777,669
Consumer Staples 2.5%                                       ------------
Consumer Electronic & Photographic 1.0%
Salton, Inc.* ...............................      11,200     485,800
Food & Beverage 1.3%
Jack in the Box Inc.* .......................       2,300      49,019
Michael Foods, Inc. .........................      23,600     495,600
Ruddick Corp. ...............................      10,600     115,938
                                                            ------------
                                                              660,557
Package Goods/Cosmetics 0.2%                                ------------
Chattem, Inc.* ..............................       9,100     128,538
                                                            ------------
Health 7.5%
Biotechnology 0.1%
Vertex Pharmaceuticals, Inc.* ...............         800      37,450
                                                            ------------
Health Industry Services 2.7%
Apria Healthcare Group Inc.* ................         800      11,550
Covance, Inc.* ..............................      11,200     120,400
First Health Group Corp.* ...................       4,100     129,663
Hooper Holmes, Inc. .........................       1,300      44,606
Magellan Health Services, Inc.* .............      19,800      95,288
PAREXEL International Corp.* ................      12,000     113,250
Prime Medical Services, Inc.* ...............      30,200     268,025
Quest Diagnostics Inc.* .....................       9,500     377,625
Syncor International Corp.* .................       3,100     102,300
US Oncology, Inc.* ..........................      20,900      94,050
                                                            ------------
                                                            1,356,757
Hospital Management 0.4%                                    ------------
Coventry Health Care, Inc.* .................      13,100     111,350
Quorom Health Group, Inc.* ..................       8,000      80,500
                                                            ------------
                                                              191,850
Medical Supply & Specialty 2.5%                             ------------
Cooper Companies, Inc. ......................       8,300     267,156
Cytyc Corp.* ................................       4,500     217,125
NBTY Inc.* ..................................      25,500     349,031
Techne Corp.* ...............................       2,600     179,400
Theragenics Corp.* ..........................      11,200     149,800
Twinlab Corp.* ..............................      18,900     134,663
                                                            ------------
                                                            1,297,175
Pharmaceuticals 0.7%                                        ------------
Advance Paradigm, Inc.* .....................       5,000      59,375
Medicis Pharmaceutical Corp.* ...............       2,800     112,000
Rexall Sundown, Inc.* .......................      12,000     169,500
                                                            ------------
                                                              340,875
                                                            ------------
     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

                                                        Shares      Value ($)
--------------------------------------------------------------------------------
Miscellaneous 1.1%
ChiRex Inc.* ...............................            29,100     560,175
                                                                 -----------
Communications 2.4%
Telephone/Communications
International FiberCom Inc.* ...............            10,100     239,875
Pacific Gateway Exchange, Inc.* ............             2,200      32,313
Plantronics, Inc.* .........................             4,300     400,706
Westell Technologies, Inc.* ................             4,500     143,438
Xircom, Inc.* ..............................            10,200     377,400
                                                                 -----------
                                                                 1,193,732
Financial 6.9%                                                   -----------
Banks 0.8%
Imperial Bancorp* ..........................             5,600     173,600
Silicon Valley Bancshares* .................             3,000     215,625
                                                                 -----------
                                                                   389,225
Insurance 4.3%                                                   -----------
Delphi Financial Group, Inc. "A"* ..........             1,000      30,375
Fidelity National Financial, Inc. ..........            21,470     296,554
Hilb, Rogal & Hamilton Co. .................            26,100     712,856
Kansas City Life Insurance Co. .............             6,400     154,400
RLI Corp. ..................................            19,375     649,063
Selective Insurance Group, Inc. ............            18,800     320,775
                                                                 -----------
                                                                 2,164,023
Consumer Finance 0.5%                                            -----------
AmeriCredit Corp.* .........................            10,000     163,125
WFS Financial, Inc. ........................             6,200     120,513
                                                                 -----------
                                                                   283,638
Other Financial Companies 1.3%                                   -----------
Advanta Corp. "A" ..........................            30,200     613,438
Affiliated Managers Group* .................             1,000      47,500
                                                                 -----------
                                                                   660,938
Media 2.3%                                                       -----------
Advertising 1.4%
Grey Advertising, Inc. .....................             1,710     699,390
Miscellaneous 0.9%
About.com Inc.* ............................             3,000     264,375
Zomax Inc.* ................................             3,200     192,800
                                                                 -----------
                                                                   457,175
Service Industries 7.8%                                          -----------
Asset Management 0.3%
Eaton Vance Corp. ..........................             3,700     158,869
                                                                 -----------
EDP Services 1.6%
Cognizant Technology Solutions Corp.* ......             1,000      62,500
Computer Horizons Corp.* ...................             7,300     125,013
Pomeroy Computer Resources, Inc.* ..........            25,200     463,050


     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

                                                       Shares    Value ($)
--------------------------------------------------------------------------------
Systems & Computer Technology Corp.* ............       6,800     158,950
                                                               --------------
                                                                  809,513
                                                               --------------
Investment 1.9%
Advest Group, Inc. ..............................      26,600     505,400
Southwest Securities Group, Inc. ................      10,920     474,338
                                                               --------------
                                                                  979,738
Miscellaneous Commercial Services 4.0%                         --------------
24/7 Media, Inc.* ...............................       5,000     197,500
ABM Industries, Inc. ............................      23,700     556,950
Bell & Howell Holdings Co.* .....................       2,500      78,125
Computer Task Group Inc. ........................         900       9,900
Dycom Industries, Inc.* .........................       6,900     336,375
Harbinger Corp.* ................................       5,100     148,538
Labor Ready, Inc.* ..............................      11,300     111,588
Personnel Group of America, Inc.* ...............      21,100     129,238
SITEL Corp.* ....................................      15,100     103,813
Source Information Management Co.* ..............       4,500      78,750
Volt Information Sciences, Inc.* ................       7,000     251,563
                                                               --------------
                                                                2,002,340
Durables 8.7%                                                  --------------
Aerospace 2.7%
AAR Corp. .......................................      11,100     185,231
Aeroflex, Inc.* .................................      15,800     782,100
Curtiss-Wright Corp. ............................      10,100     369,913
                                                               --------------
                                                                1,337,244
Automobiles 1.9%                                               --------------
Borg-Warner Automotive Inc. .....................       8,158     321,221
Simpson Industries, Inc. ........................      28,000     274,750
Wynn's International, Inc. ......................      26,500     366,031
                                                               --------------
                                                                  962,002
Construction/Agricultural Equipment 1.3%                       --------------
Terex Corp.* ....................................       3,700      53,188
The Manitowoc Company, Inc. .....................      22,950     621,084
                                                               --------------
                                                                  674,272
Leasing Companies 2.1%                                         --------------
Aaron Rents, Inc. ...............................      42,800     644,675
McGrath Rentcorp ................................      26,000     412,750
                                                               --------------
                                                                1,057,425
Telecommunications Equipment 0.7%                              --------------
Antec Corp.* ....................................         200       8,963
Brooktrout Technology Inc.* .....................       6,000     174,000
Glenayre Technologies, Inc.* ....................      11,200     196,700
                                                               --------------
                                                                  379,663
Manufacturing 12.9%                                            --------------
Chemicals 0.2%
Georgia Gulf Corp. ..............................       4,000     104,000
                                                               --------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

                                                    Shares    Value ($)
--------------------------------------------------------------------------------
Containers & Paper 0.1%
Chesapeake Corp. ............................       2,000      59,125
Diversified Manufacturing 1.5%
Clarcor, Inc. ...............................      11,850     210,338
NCH Corp. ...................................       6,200     280,938
Robbins & Myers, Inc. .......................       1,200      28,350
Tredegar Industries, Inc. ...................       7,200     193,950
Valmont Industries ..........................       3,500      60,375
                                                            -----------
                                                              773,951
Electrical Products 1.6%                                    -----------
C&D Technologies, Inc. ......................       2,500     147,500
Power Intergrations, Inc.* ..................       2,300      57,500
Power-One, Inc.* ............................       2,400     144,900
The Alpine Group, Inc.* .....................      28,000     252,000
Windmere-Durable Holdings, Inc.* ............      12,800     188,800
                                                            -----------
                                                              790,700
Industrial Specialty 3.3%                                   -----------
General Cable Corp. .........................      10,700      83,594
Lawson Products, Inc. .......................      25,700     611,981
Regal-Beloit Corp. ..........................      25,400     444,500
Spartech Corp. ..............................      15,300     525,938
                                                            -----------
                                                            1,666,013
Machinery/Components/Controls 3.3%                          -----------
Intermet Corp. ..............................      35,100     320,288
Reliance Steel & Aluminum Co. ...............      22,950     513,506
Shaw Group, Inc.* ...........................      16,600     585,150
Woodward Governor Co. .......................      11,100     255,300
                                                            -----------
                                                            1,674,244
Office Equipment/Supplies 0.1%                              -----------
United Stationers Inc.* .....................       1,800      64,238
Wholesale Distributors 2.5%                                 -----------
Applied Industrial Technologies, Inc.........      27,800     444,800
Daisytek International Corp.* ...............      10,200     161,288
Insight Enterprises, Inc.* ..................      17,575     640,389
                                                            -----------
                                                            1,246,477
Miscellaneous 0.3%                                          -----------
Jakks Pacific, Inc.* ........................       6,800     146,625
Technology 24.0%                                            -----------
Computer Software 11.0%
Activision, Inc.* ...........................      25,200     303,975
Actuate Corporation* ........................       3,400     182,963
Advanced Digital Information Corp.* .........      10,400     356,200
Advent Software, Inc.* ......................       9,800     449,575
Allaire Corp.* ..............................       3,200     242,000
Axent Technologies, Inc.* ...................       4,100      77,131
Banyan Systems Inc.* ........................       9,700     170,356
Brio Technology, Inc.* ......................       4,000     151,000

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

                                                      Shares     Value ($)
--------------------------------------------------------------------------------
Concurrent Computer Corp.* .....................       9,900     125,606
Epicor Software Corp.* .........................       9,000      76,500
Exchange Applications, Inc.* ...................       3,600     190,519
Hyperion Solutions Corp.* ......................       6,100     198,250
MAPICS, Inc.* ..................................      18,400     293,250
MICROS Systems, Inc.* ..........................       4,400     276,925
MTI Technology Corp.* ..........................      10,000     263,750
MTS Systems Corp* ..............................      49,000     373,625
Progress Software Corp.* .......................       6,000     140,625
Project Software & Development, Inc.* ..........       1,400      79,100
Remedy Corp.* ..................................       4,000     168,500
Santa Cruz Operations Inc.* ....................      17,800     166,875
Structural Dynamics Research Corp.* ............      25,700     346,950
Sybase Inc.* ...................................       7,800     158,438
THQ, Inc.* .....................................      15,300     273,488
Unigraphics Solutions Inc.* ....................         400      11,825
Verity, Inc.* ..................................      11,800     480,850
                                                             -------------
                                                               5,558,276
Diverse Electronic Products 0.9%                             -------------
C-COR.net Corp.* ...............................       1,500      73,500
Cable Design Technologies Corp.* ...............       2,400      81,450
DSP Group, Inc.* ...............................       3,200     211,200
InterVoice-Brite, Inc.* ........................       3,000      86,625
                                                             -------------
                                                                 452,775
EDP Peripherals 1.1%                                         -------------
Black Box Corp.* ...............................       1,300      90,005
In Focus Systems, Inc.* ........................       2,900     103,856
NeoMagic Corp.* ................................      14,600      72,544
SCM Microsystems, Inc.* ........................       2,300     223,100
Visual Networks, Inc.* .........................       1,300      73,775
                                                             -------------
                                                                 563,280
Electronic Components/Distributors 3.6%                      -------------
Apex Inc.* .....................................       2,000      74,250
Imation Corp.* .................................      12,400     330,925
Pioneer-Standard Electronics, Inc. .............      43,100     678,825
Technitrol, Inc. ...............................      12,900     751,425
                                                             -------------
                                                               1,835,425
Military Electronics 1.7%                                    -------------
Titan Corp.* ...................................      17,000     866,982
Office/Plant Automation 1.8%
CACI International, Inc.* ......................       4,300     128,731
FileNet Corp.* .................................       2,500      74,375
Kronos, Inc.* ..................................       4,600     136,275
Mercury Computer Systems, Inc.* ................       4,200     205,275
National Computer Corp. ........................       2,500     126,875
Pinnacle Systems, Inc.* ........................       1,000      33,250

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

                                                  Shares    Value ($)
--------------------------------------------------------------------------------
Radiant Systems Inc.* ......................       3,000     188,625
                                                          -------------
                                                             893,406
Precision Instruments 0.7%                                -------------
Coherent, Inc.* ............................       1,200      62,400
Zebra Technologies Corp.* ..................       5,400     270,000
                                                          -------------
                                                             332,400
Semiconductors 3.2%                                       -------------
Alliance Semiconductor Corp.* ..............      20,000     428,750
Alpha Industries, Inc.* ....................       7,000     665,000
ESS Technology, Inc.* ......................       9,000     157,500
Exar Corp.* ................................       4,350     311,297
General Semiconductor, Inc.* ...............       1,500      25,875
                                                          -------------
                                                           1,588,422
Energy 1.9%                                               -------------
Oil & Gas Production 1.1%
Atwood Oceanics, Inc.* .....................       1,200      79,575
Marine Drilling Companies, Inc.*............      11,900     326,506
UTI Energy Corp.* ..........................       4,500     169,875
                                                          -------------
                                                             575,956
Oilfield Services/Equipment 0.8%                          -------------
Helmerich & Payne, Inc. ....................       5,000     155,000
Veritas DGC Inc.* ..........................       8,300     233,438
                                                          -------------
                                                             388,438
Metals & Minerals 1.2%                                    -------------
Precious Metals 0.5%
Stillwater Mining Co.* .....................       5,700     228,000
Steel & Metals 0.7%                                       -------------
Commercial Metals Co. ......................      13,000     359,125
                                                          -------------
Construction 3.6%
Building Materials 2.1%
Florida Rock Industries, Inc. ..............      26,100     730,800
Texas Industries, Inc. .....................      11,100     345,488
                                                          -------------
                                                           1,076,288
Homebuilding 1.1%                                         -------------
Skyline Corp. ..............................       9,700     210,369
Standard Pacific Corp. .....................      35,500     355,000
                                                          -------------
                                                             565,369
                                                          -------------
Miscellaneous 0.4%
Granite Construction, Inc. .................       6,800     183,600
                                                          -------------
Transportation 2.4%
Airlines 0.8%
Alaska Air Group Inc.* .....................       9,600     288,600
Frontier Airlines, Inc.* ...................       7,600      90,250
Skywest, Inc. ..............................         900      35,213
                                                          -------------
                                                             414,063
                                                          -------------

     The accompanying notes are an integral part of the financial statements

AARP SMALL COMPANY STOCK FUND

--------------------------------------------------------------------------------

                                                             Shares    Value ($)
--------------------------------------------------------------------------------
Trucking 1.6%
American Freightways Corp.* .........................        1,300       19,419
Forward Air Corp.* ..................................        3,000       71,063
Roadway Express, Inc. ...............................        8,500      172,125
USFreightways Corp. .................................       13,600      509,150
                                                                    ------------
                                                                        771,757
Utilities 4.4%                                                      ------------
Electric Utilities 1.1%
Black Hills Corp. ...................................       12,200      269,163
Public Service Co. of New Mexico ....................       19,700      310,275
                                                                    ------------
                                                                        579,438
Natural Gas Distribution 2.5%                                       ------------
Energen Corp. .......................................       30,800      490,875
NUI Corp. ...........................................       26,900      696,038
ONEOK, Inc. .........................................        2,400       60,000
                                                                    ------------
                                                                      1,246,913
Water Supply 0.8%                                                   ------------
California Water Service Group ......................       17,900      408,344
                                                                    ------------
Total Common Stocks (Cost $46,688,943) ..............                49,963,131
                                                                    ------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100%
   (Cost $47,168,943)(a) ............................                50,443,131
                                                                    ============
--------------------------------------------------------------------------------

   *  Non income producing.

   ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

   (a)At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $47,168,943 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost ..................................................  $  9,343,683

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      value .....................................................    (6,069,495)
                                                                    ------------

      Net unrealized appreciation ...............................  $  3,274,188
                                                                   ============
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2000 aggregated $15,623,894 and $29,165,853, respectively.
--------------------------------------------------------------------------------
       At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $665,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully realized, or until September 30, 2006 ($2,000) and September 30, 2007 ($663,000), the respective expiration dates. In addition, from November 1, 1998 through September 30, 1999, the Fund incurred approximately $3,397,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000.

     The accompanying notes are an integral part of the financial statements


AARP GLOBAL GROWTH FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------

                                                                                               Principal
                                                                                                Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 3.3%
------------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin, & Jenrette, 6.06%, to be repurchased at
   $6,102,080 on 4/3/2000** (Cost $6,099,000) ...............................................    6,099,000    6,099,000
                                                                                                           -------------
U.S. GOVERNMENT & AGENCIES 9.0%
------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp. 6.05%***, 4/3/2000 .........................................    5,997,983    5,997,983
U.S. Treasury Bond, 6.375%, 8/15/2027 .......................................................    5,190,000    5,406,527
U.S. Treasury, Principal only certificate, 2/15/2019 ........................................   16,550,000    5,311,557
                                                                                                           -------------
Total U.S. Government & Agencies (Cost $16,054,597) .........................................                16,716,067
                                                                                                           -------------
PARTICIPATION LOAN NOTES 0.2%
------------------------------------------------------------------------------------------------------------------------

Luxembourg
Eurotunnel Finance Ltd., Step-up Coupon, 1% to 12/31/2005, 1% plus
   26.45% of net available cash flow to 4/30/2040 (Cost $404,411) ...........................      300 (b)      408,583
                                                                                                           -------------
COMMON STOCKS 87.5%
------------------------------------------------------------------------------------------------------------------------

                                                                                                    Shares
------------------------------------------------------------------------------------------------------------------------

Australia 2.3%
Broken Hill Proprietary Co., Ltd. (Petroleum, mineral and steel exploration
   and production) ..........................................................................      128,100    1,388,821
WMC Ltd. (Mineral exploration and production) ...............................................      314,000    1,229,147
Woodside Petroleum, Ltd. (Producer of oil and gas) ..........................................      259,800    1,562,888
                                                                                                           -------------
                                                                                                              4,180,856
Brazil 1.3%                                                                                                -------------
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) .............................       38,650      818,897
Companhia Vale do Rio Doce (Diverse mining and industrial complex) ..........................       55,200    1,510,369
                                                                                                           -------------
                                                                                                              2,329,266
Canada 4.3%                                                                                                -------------
Alberta Energy Co., Ltd. (Major oil and gas producer) .......................................        2,100       63,393
BCE, Inc. (Provider of telecommunication services) ..........................................       19,559    2,442,690
Barrick Gold Corp. (Explorer and producer of gold in North and South America) ...............       84,900    1,331,869
Canadian National Railway Co. (Railroad operator) ...........................................       48,000    1,266,818
Manulife Financial Corp. (Provider of financial services) ...................................      131,100    1,926,744
Noranda, Inc. (Operator in mining and metals) ...............................................       15,100      155,240
Teleglobe In. (Provider of telecommunication services) ......................................       31,000      844,891
                                                                                                           -------------
                                                                                                              8,031,645
France 5.4%                                                                                                -------------
Aventis SA (Pharmaceutical company) .........................................................       35,366    1,933,420

     The accompanying notes are an integral part of the financial statements


                                      115

AARP GLOBAL GROWTH FUND

---------------------------------------------------------------------------------------------------------------

                                                                                           Shares    Value ($)
---------------------------------------------------------------------------------------------------------------
Canal Plus SA (Provider of television programs) ....................................       12,378    2,720,962
Eurotunnel SA* (Designer, financier and constructor of a tunnel that runs
   under the English Channel and connects England to France) .......................      869,585    1,005,638
STMicroelectronics (Manufacturer of semiconductor integrated circuits) .............        8,505    1,560,701
Suez Lyonnaise des Eaux SA (Water and electric utility) ............................        9,991    1,714,982
Vivendi (Provider of industrial services) ..........................................        9,782    1,126,572
                                                                                                   ------------
                                                                                                    10,062,275
Germany 7.6%                                                                                       ------------
Allianz AG (Multi-line insurance company) ..........................................        1,714      697,035
BASF AG (International chemical producer) ..........................................       37,640    1,784,331
Bayer AG (Chemical producer) .......................................................       51,505    2,308,694
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .......        6,915      409,759
HypoVereinsbank (Bank) .............................................................       21,256    1,310,344
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)
   (Insurance company) .............................................................        3,924    1,260,122
Schering AG (Pharmaceutical and chemical producer) .................................       13,845    1,865,762
Siemens AG (Electrical engineering and electronics company) ........................       16,185    2,328,056
Thyssen Krupp AG* (Manufacturer of building and industrial steel materials) ........       15,429      379,716
VEBA AG (Electric utility, distributor of oil and chemicals) .......................       20,985    1,071,012
Viag AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass) ........................................       32,105      650,508
                                                                                                   ------------
                                                                                                    14,065,339
Hong Kong 0.8%                                                                                     ------------
Citic Pacific Ltd. (Diversified holding company) ...................................      247,000    1,494,057
                                                                                                   ------------
Japan 19.8%
Asahi Chemical Industry Co., Ltd. (Producer of synthetic fibers, industrial
   chemicals, petrochemicals, plastics, rubber, and food products) .................      134,000      857,715
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ...........................       83,000    1,559,748
DDI Corp. (Provider of telecommunication services) .................................          113      926,483
Daiei Inc. (Producer of foods, clothing, household items, furniture, and toiletries)      166,000      595,348
Daiwa Securities Group Inc. (Provider of brokerage and other financial services) ...      169,000    3,187,433
East Japan Railway Co. (Railroad operator) .........................................          273    1,419,291
Fujitsu, Ltd. (Manufacturer of computers) ..........................................       32,000      985,048
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer
   electronic products) ............................................................       46,000    1,380,045
Mitsubishi Estate Co., Ltd. (Real estate company) ..................................      102,000    1,109,411
Mitsui Fudosan Co., Ltd. (Real estate company) .....................................       96,000      919,378
NEC Corp. (Manufacturer of telecommunication and computer equipment) ...............       82,000    2,428,027
NTT Mobile Communications Network, Inc. (Provider of various
   telecommunication services and equipment) .......................................           44    1,810,222
Nichii Gakkan Company (Provider of hospital administrative services) ...............        3,000      408,091
Nikko Securities Co., Ltd. (Securities broker and dealer) ..........................       34,000      516,330
Nippon Telegraph & Telephone Corp. (Provider of telecommunication services) ........           88    1,401,739
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .       47,000    1,538,649
Sakura Bank, Ltd. (Provider of banking services) ...................................      236,000    1,801,192
Sharp Corp. (Manufacturer of consumer and industrial electronics) ..................      140,000    3,003,029
Sony Corp. (Manufacturer of consumer electronic products) ..........................       20,000    2,833,969

     The accompanying notes are an integral part of the financial statements

                                      116

-----------------------------------------------------------------------------------------------------------

                                                                                     Shares      Value ($)
-----------------------------------------------------------------------------------------------------------
Sumitomo Metal Mining Co., Ltd. (Gold, nickel and copper mining company) ......      102,000      306,010
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ...................        9,000    1,229,551
Teijin, Ltd. (Manufacturer of polyester products) .............................      167,000      709,909
Toray Industries, Inc. (Manufacturer of synthetic fibers, leather
   and polyester films) .......................................................      155,000      599,824
Toshiba Corp. (Manufacturer of electric machinery) ............................      234,000    2,391,909
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) ...........       49,000    2,691,097
                                                                                              -------------
                                                                                               36,609,448
South Africa 1.2%                                                                             -------------
Anglo American Platinum Corp., Ltd. (ADR) (Platinum producer) .................       54,665    1,454,089
Impala Platinum Holdings Ltd. (ADR) (Mines and markets platinum group metals) .       22,300      771,580
                                                                                              -------------
                                                                                                2,225,669
Switzerland 1.7%                                                                              -------------
Roche Holdings AG (Producer of drugs and medicines) ...........................           85      922,259
Swisscom AG -- Registered (Operator of telecommunication networks and
   network application services) ..............................................        3,598    1,379,107
UBS AG-Registered (Provider of banking and asset management services) .........        3,557      933,859
                                                                                              -------------
                                                                                                3,235,225
United Kingdom 15.1%                                                                          -------------
BOC Group PLC (Producer of industrial gases) ..................................      136,271    2,664,406
Cable and Wireless PLC (International telecommunication services in
   the United Kingdom and Hong Kong) ..........................................       42,253      793,823
Carlton Communications PLC (Television post production products and services) .      223,017    2,693,764
Enterprise Oil PLC (Oil and gas exploration and production) ...................      113,267      806,795
Great Universal Stores PLC "A" (Catalog home shopping, retailing, finance and
   property investment) .......................................................      223,578    1,357,395
Lasmo PLC (Oil production and exploration) ....................................      110,354      211,019
Marconi PLC (Provider of telecommunications equipment) ........................       41,401      494,134
National Grid Group PLC (Owner and operator of electric transmission systems) .      187,315    1,707,344
National Power PLC (Electricity generation company) ...........................      304,739    1,524,790
Prudential Corp. PLC (Provider of a broad range of financial services) ........       66,938    1,016,525
Railtrack Group PLC (Operator of railway infrastructure) ......................       76,840      893,846
Reuters Group PLC (International news and information agency) .................      157,404    3,185,458
Rio Tinto PLC (Mining company) ................................................      131,709    2,224,711
Royal & Sun Alliance Insurance Group PLC (Insurance company) ..................      224,830    1,397,241
Scottish Power PLC (Electric utility) .........................................      226,634    1,830,988
Shell Transport & Trading PLC (Petroleum company) .............................      238,698    1,985,508
SmithKline Beecham PLC (Manufacturer of ethical drugs and health care products)      128,267    1,684,203
Standard Chartered PLC (International banking group) ..........................       24,189      323,780
Vodafone AirTouch PLC (Provider of telecommunication services) ................      203,144    1,132,986
                                                                                              -------------
                                                                                               27,928,716
United States 28.0%                                                                           -------------
AT&T Corp. (Provider of telecommunications services) ..........................       32,943    1,853,044
AT&T Corp. -- Liberty Media Group "A"* (Holding company of entertainment
   networks) ..................................................................       52,576    3,115,128
Amerada Hess Corp. (Exploration, production and transmission of crude oil
   and natural gas) ...........................................................       18,700    1,208,488

     The accompanying notes are an integral part of the financial statements

                                      117

AARP GLOBAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------

                                                                                          Shares     Value ($)
--------------------------------------------------------------------------------------------------------------
America Online, Inc.* (Provider of online computer services) ......................       14,800      995,300
American Home Products Corp. (Diversified pharmaceutical company) .................       37,700    2,021,663
Anadarko Petroleum Corp. (Explorer and producer of crude oil and natural gas) .....        6,600      255,338
Biogen, Inc.* (Biotechnology research and development company) ....................        3,900      272,513
Burlington Resources, Inc. (Explorer and producer of crude oil and natural gas) ...        6,400      236,800
CINergy Corp. (Holding company of electrical utilities in Ohio, Indiana and
   Kentucky) ......................................................................       29,300      629,950
CSX Corp. (Railroad, integrated transportation systems and shipping
   container company) .............................................................       16,300      383,050
Chubb Corp. (Property and casualty insurance company) .............................       10,100      682,381
Cisco Systems, Inc.* (Manufacturer of computer network products) ..................        7,600      587,575
Commerce One, Inc.* (Provider of Web-based, enterprise procurement solutions) .....        3,300      492,525
Conoco, Inc. "A" (Explorer of crude oil, natural gas, and natural gas liquids) ....       70,900    1,745,913
EMC Corp.* (Provider of enterprise storage systems, software, networks,
   and services) ..................................................................        4,000      500,000
Electronic Data Systems Corp. (Provider of information technology systems) ........       32,000    2,054,000
Enron Corp. (Producer of natural gas and electricity) .............................       36,120    2,704,485
Equity Residential Properties Trust (REIT) (Owner of apartment properties) ........       30,600    1,229,738
Exxon Mobil Corp. (International oil company) .....................................       18,700    1,455,094
Homestake Mining Co. (International gold producer) ................................       72,200      433,200
International Business Machines Corp. (Manufacturer of computers and
   servicer of information processing units) ......................................       18,000    2,124,000
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment) ....       47,700      974,869
Motorola Inc. (Manufacturer of telecommunication products and
   semiconductors) ................................................................       16,600    2,363,425
Newmont Mining Corp. (International gold exploration and mining company) ..........       54,800    1,229,575
Nextel Communications Inc.* (Provider of telecommunication services) ..............        6,800    1,008,100
Nextel Communications, Inc. "A"* ..................................................        9,400    1,393,550
Northrop Grumman Corp. (Manufacturer of aircraft, aircraft assemblies
   and electronic systems for military and commercial use) ........................       24,900    1,318,144
Oracle Corp.* (Provider of database management software) ..........................       42,500    3,317,656
Parametric Technology Corp.* (Producer of mechanical design software) .............       40,400      850,925
Peco Energy Co. (Electric and gas utility) ........................................       48,300    1,781,063
Phillips Petroleum Co. (Petroleum exploration, production and refining) ...........       24,000    1,110,000
Sabre Group Holdings, Inc. "A" (Provider of online travel reservation capabilities)       24,900      919,744
Safeco Corp. (Provider of insurance and financial services) .......................       24,700      656,094
St. Paul Companies, Inc. (Provider of insurance products and services) ............       21,100      720,038
Stillwater Mining Co.* (Mining company) ...........................................       59,100    2,364,000
Sun Microsystems, Inc.* (Manufacturer of high-performance workstations,
   servers and software) ..........................................................       25,800    2,417,542
US Airways Group, Inc.* (Domestic and international airline) ......................       25,800      717,563
USEC, Inc. (Provider of enriched uranium products and services) ...................      189,600      876,900
USX-US Steel Group, Inc. (Integrated steel producer) ..............................       45,500    1,137,500
Unocal Corp. (Explorer and producer of oil and gas) ...............................       28,600      850,850
UnumProvident Corp. (Provider of group disability and special risk insurance) .....       59,000    1,003,000
                                                                                                  ------------
                                                                                                   51,990,723
                                                                                                  ------------

     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

                                                                 Value ($)
--------------------------------------------------------------------------------
Total Common Stocks (Cost $128,380,902) ...............        162,153,219
                                                             ==============
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100%
   (Cost $150,938,910) (a) ............................        185,376,869
                                                             ==============
--------------------------------------------------------------------------------

   *  Non income producing.

   ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

   *** Annualized yield at time of purchase; not a coupon rate.

   (a)At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $150,919,048 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ......................................... $   45,658,435

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value .......................................    (11,200,614)
                                                                --------------

      Net unrealized appreciation ........................... $   34,457,821
                                                                ==============

   (b)Represents number of contracts. Each contract equals a nominal value of 2,931 EURO.
--------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the six months ended March 31, 2000 aggregated $44,839,650 and $49,400,375, respectively. Purchases of direct obligations of the U.S. Government aggregated $10,005,883.

     The accompanying notes are an integral part of the financial statements


AARP INTERNATIONAL STOCK FUND

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------

                                                                                           Principal
                                                                                           Amount ($)  Value ($)

-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.8%
-----------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, 6.06%, to be repurchased at $1,708,863 on
   4/3/2000** (Cost $1,708,000) ........................................................   1,708,000   1,708,000
                                                                                                     ------------
BONDS 0.0%
-----------------------------------------------------------------------------------------------------------------

United Kingdom
British Aerospace PLC, 7.45%, 11/29/2003 (Producer of military aircraft)
   (Cost $5,296) .......................................................................       5,043       7,795
                                                                                                     ------------
CONVERTIBLE BONDS 0.1%
-----------------------------------------------------------------------------------------------------------------

                                                                                              Shares
-----------------------------------------------------------------------------------------------------------------

France
Lafarge Convertible, 3/20/2001 (Producer of building materials) (Cost $61,948) .........         847      63,952
                                                                                                     ------------
COMMON STOCKS 97.1%
-----------------------------------------------------------------------------------------------------------------

Australia 1.5%
Broken Hill Proprietary Co., Ltd. (Petroleum, mineral and steel exploration
   and production) .....................................................................      40,900     443,425
WMC Ltd. (Mineral exploration and production) ..........................................      78,200     306,112
Woodside Petroleum, Ltd. (Producer of oil and gas) .....................................      23,600     141,971
                                                                                                     ------------
                                                                                                         891,508
Canada 0.8%                                                                                          ------------
Canadian National Railway Co. (Railroad operator) ......................................      18,300     482,975
                                                                                                     ------------
Denmark 0.5%
Infineon Technologies AG* (Manufacturer and marketer of semiconductors) ................       5,111     278,680
                                                                                                     ------------
Finland 1.9%
Nokia Oyj (Manufacturer of telecommunications networks and equipment) ..................       5,590   1,180,724
                                                                                                     ------------
France 18.3%
AXA SA (Insurance group providing insurance, finance and real estate services) .........       3,550     502,490
Alcatel SA (Manufacturer of transportation, telecommunication and
   energy equipment) ...................................................................       2,818     617,574
Aventis SA (Pharmaceutical company) ....................................................      16,389     895,624
Carrefour SA (Supermarket operator and food retailer) ..................................       2,094     267,979
Christian Dior SA (Fashion house) ......................................................       2,354     543,785
Dassault Systemes SA (Computer aided design, manufacturing and
   engineering software) ...............................................................       5,531     521,224
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of
   supermarkets and convenience stores) ................................................       5,910     361,503
Eurotunnel SA* (Designer, financier and constructor of a tunnel that runs under
   the English Channel and connects England to France) .................................     451,549     522,199

     The accompanying notes are an integral part of the financial statements

                                      120

------------------------------------------------------------------------------------------------------

                                                                                   Shares    Value ($)
------------------------------------------------------------------------------------------------------
LVMH (Louis Vuitton Moet Hennessy) (Producer of wines, spirits and
   luxury products) .......................................................          731      305,451
Lafarge SA (Producer of cement, concrete and aggregates) ..................        4,580      390,020
Lafarge SA, warrants* (expire 3/20/2001) ..................................          847        4,436
Pinault-Printemps-Redoute SA (Operator of department stores) ..............        2,864      529,935
Rhodia SA (Drug manufacturer and chemicals specialist) ....................       28,811      514,926
STMicroelectronics (Manufacturer of semiconductor integrated circuits) ....        5,428      996,059
Schneider Electric SA (Manufacturer of electronic components and automated
   manufacturing systems) .................................................        4,514      287,761
Societe BIC SA (Manufacturer of office supplies) ..........................        8,310      337,547
Suez Lyonnaise des Eaux SA (Water and electric utility) ...................        4,614      792,005
Total Fina ELF "B" (Explorer, developer and producer of oil and gas) ......        9,140    1,367,114
Usinor Sacilor SA (Producer of flat steel and stainless steel) ............       16,481      261,478
Vivendi (Provider of industrial services) .................................       10,536    1,213,408
                                                                                          ------------
                                                                                           11,232,518
Germany 13.6%                                                                             ------------
Allianz AG (Multi-line insurance company) .................................        1,900      772,676
Bayer AG (Chemical producer) ..............................................       13,372      599,395
Celanese AG (Manufacturer and distributor of industrial chemicals) ........          985       19,864
Commerzbank AG (Provider of banking services) .............................        6,900      260,490
Deutsche Telekom AG (Telecommunication services) ..........................        7,450      599,532
ERGO Versicherungs Gruppe AG (Insurance provider) .........................        2,231      237,749
Epcos AG* (Producer of electronic components and integrated circuits) .....        8,588    1,132,701
HypoVereinsbank (Bank) ....................................................        9,591      591,245
MobilCom AG (Provider of mobil telecommunication services) ................        1,393      198,373
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)
   (Insurance company) ....................................................        2,030      651,898
SAP AG (Computer software manufacturer) ...................................        1,575      882,109
Siemens AG (Electrical engineering and electronics company) ...............        5,766      829,383
Thyssen Krupp AG* (Manufacturer of building and industrial steel materials)       21,999      541,408
VEBA AG (Electric utility, distributor of oil and chemicals) ..............        8,660      441,981
VIAG AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass) ...............................       29,640      600,563
                                                                                          ------------
                                                                                            8,359,367
Hong Kong 1.4%                                                                            ------------
China Telecommunications Ltd. (Provider of cellular telecommunication
   services) ..............................................................       25,000      219,928
Hutchison Whampoa, Ltd. (Diversified investment holding company) ..........       21,000      378,918
Legend Holdings Ltd. (Manufacturer of personal computers) .................      128,000      199,726
Li & Fung Ltd. (Exporter of consumer products) ............................       16,000       74,589
                                                                                          ------------
                                                                                              873,161
Italy 4.6%                                                                                ------------
Gruppo Editoriale L'Espresso (Publisher) ..................................       34,006      666,600
Mediaset SpA (Broadcasting and television networks) .......................       34,900      692,464
Seat Pagine Gialle SpA (Publisher of telecommunications directories) ......      296,200    1,466,422
                                                                                          ------------
                                                                                            2,825,486
                                                                                          ------------

     The accompanying notes are an integral part of the financial statements

                                      121

AARP INTERNATIONAL STOCK FUND

-------------------------------------------------------------------------------------------------------------

                                                                                         Shares     Value ($)
-------------------------------------------------------------------------------------------------------------

Japan 29.3%
Advantest Corp. (Producer of measuring instruments and semiconductor
   testing devices) ..............................................................        2,400      511,052
Benesse Corp. (Provider of educational services) .................................        2,000      209,127
DDI Corp. (Provider of telecommunication services) ...............................           57      467,341
Daiwa Securities Group Inc. (Provider of brokerage and other financial services) .       57,000    1,075,052
Fanuc, Ltd. (Manufacturer of numerically controlled equipment for
   machine tools) ................................................................        3,500      368,025
Fuji Bank, Ltd. (Provider of commercial banking services) ........................       44,000      414,933
Fujisawa Pharmaceutical Co. (Manufacturer and marketer of antibiotics) ...........        4,000      140,721
Fujitsu Support and Service Inc. (Provider of information services) ..............        1,600      270,654
Fujitsu, Ltd. (Manufacturer of computers) ........................................       22,000      677,221
Hitachi, Ltd. (Manufacturer of general electronics) ..............................       45,000      536,060
Kyocera Corp. (Manufacturer of ceramic packaging) ................................        4,000      670,771
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic
   products) .....................................................................       26,000      780,025
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic
   computers) ....................................................................        4,000      975,276
NEC Corp. (Manufacturer of telecommunication and computer equipment) .............       35,000    1,036,353
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ..............       40,000      300,205
NTT Mobile Communications Network, Inc. (Provider of various
   telecommunication services and equipment) .....................................           30    1,234,242
Nikko Securities Co., Ltd. (Securities broker and dealer) ........................       49,000      744,122
Nintendo Co., Ltd. (Manufacturer of game equipment) ..............................        2,900      511,531
Nippon Telegraph & Telephone Corp. (Provider of telecommunication services) ......           32      509,723
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ..........................      100,000      410,437
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter)       35,000    1,145,803
Ricoh Co., Ltd. (Manufacturer of copiers and information equipment) ..............       18,000      386,983
SMC Corp. (Manufacturer of directional control devices) ..........................          800      168,084
Sakura Bank, Ltd. (Provider of banking services) .................................       78,000      595,309
Softbank Corp. (Provider of electronic commerce, software and peripheral
   hardware equipment) ...........................................................          700      625,916
Sony Corp. (CPS) (Manufacturer of consumer electronic products) ..................        5,800      821,851
THK Co., Ltd. (Manufacturer of linear motion systems for industrial machinery) ...        5,300      244,464
Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) .........        4,000      605,883
Toshiba Corp. (Manufacturer of electric machinery) ...............................       88,000      899,521
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) ..............       11,000      604,124
                                                                                                ------------
                                                                                                  17,940,809
Netherlands 5.1%                                                                                ------------
AEGON Insurance Group NV (Insurance company) .....................................        3,260      260,165
ASM Lithography Holding NV (Developer of photolithography projection
   systems) ......................................................................        3,010      335,723
Akzo Nobel NV (Producer and marketer of health care products, coatings,
   chemicals and fibers) .........................................................        6,780      289,007
Equant NV (Provider of international data network services) ......................        6,741      558,583
Fortis (NL) NV (Provider of banking and insurance services) ......................        8,710      222,682
Gucci Group NV (New York Shares) (Designer and producer of personal luxury
   accessories and apparel) ......................................................        4,800      426,900

     The accompanying notes are an integral part of the financial statements

                                      122

---------------------------------------------------------------------------------------------------------

                                                                                    Shares      Value ($)
---------------------------------------------------------------------------------------------------------
Koninklijke KPN NV (Provider of telecommunication services) .................        5,010      572,921
Laurus NV (International food retailer) .....................................        9,260       97,353
United Pan-Europe Communications NV* (Owner and operator of broadband
   communications networks) .................................................        7,560      352,820
                                                                                             ------------
                                                                                              3,116,154
Spain 1.0%
Telefonica SA (Provider of telecommunication services) ......................       25,167      635,009
                                                                                             ------------
Sweden 1.4%
LM Ericsson Telephone Co. "B" (Manufacturer of telecommunications equipment)        10,060      881,651
                                                                                             ------------
Switzerland 1.4%
Nestle SA (Registered) (Food manufacturer) ..................................          239      427,888
Roche Holdings AG (Producer of drugs and medicines) .........................           39      423,154
                                                                                             ------------
                                                                                                851,042
                                                                                             ------------
United Kingdom 16.3%
ARM Holdings PLC (Designer of RISC microprocessors and related technology) ..        3,333      201,823
BOC Group PLC (Producer of industrial gases) ................................       26,620      520,481
BP Amoco PLC (Integrated world oil company) .................................       61,401      561,616
Billiton PLC (Resource group that explores, produces and markets aluminum
   and other metal products) ................................................       54,098      252,150
British Aerospace PLC (Producer of military aircraft) .......................       70,135      391,161
Cable and Wireless PLC (International telecommunication services in the
   United Kingdom and Hong Kong) ............................................       19,822      372,403
Glaxo Wellcome PLC (Pharmaceutical company) .................................        9,365      267,124
Prudential Corp. PLC (Provider of a broad range of financial services) ......       38,980      591,953
Reed International PLC (Publisher of scientific, professional and business to
   business materials) ......................................................       26,348      192,294
Rentokil Initial PLC (Environmental services company) .......................       75,865      197,354
Reuters Group PLC (International news and information agency) ...............       69,700    1,410,551
Rio Tinto PLC (Mining company) ..............................................       48,610      821,077
Royal & Sun Alliance Insurance Group PLC (Insurance company) ................       78,264      486,384
Shell Transport & Trading PLC (Petroleum company) ...........................       95,220      792,047
SmithKline Beecham PLC (Manufacturer of ethical drugs and health care
   products) ................................................................       21,024      276,055
Standard Chartered PLC (International banking group) ........................       31,564      422,497
Vodafone AirTouch PLC (Provider of telecommunication services) ..............      394,554    2,200,529
                                                                                             ------------
                                                                                              9,957,499
                                                                                             ------------
Total Common Stocks (Cost $52,287,877) ......................................                59,506,583
                                                                                             ------------
---------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100% (Cost $54,063,121) (a) ....................                61,286,330
                                                                                             ============
---------------------------------------------------------------------------------------------------------

   *  Non income producing.

   ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

     The accompanying notes are an integral part of the financial statements

AARP INTERNATIONAL STOCK FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (a)At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $54,063,121, was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ........................................     $ 10,210,509

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value ......................................       (2,987,300)
                                                                  ------------

      Net unrealized appreciation ..........................      $  7,223,209
                                                                  ============
--------------------------------------------------------------------------------

      Purchases  and  sales  of  investment   securities  (excluding  short-term
      investments)   for  the  six  months  ended  March  31,  2000   aggregated
      $35,065,968 and $19,568,252, respectively.

     The accompanying notes are an integral part of the financial statements


AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------

                                                                Shares      Value ($)
-------------------------------------------------------------------------------------

MONEY MARKET 0.5%
AARP High Quality Money Fund (Cost $419,721) ............      419,721      419,721
                                                                         ------------
FIXED INCOME 68.8%
-------------------------------------------------------------------------------------
AARP Bond Fund for Income ...............................    1,770,854   24,597,156
AARP GNMA and U.S. Treasury Fund ........................    1,780,482   25,692,348
AARP High Quality Short Term Bond .......................      363,486    5,684,928
                                                                         ------------
Total Fixed Income (Cost $59,573,582) ...................                55,974,432
                                                                         ------------
EQUITY 30.7%
-------------------------------------------------------------------------------------
AARP Capital Growth Fund ................................       21,295    1,591,126
AARP Growth and Income Fund .............................       70,947    3,590,604
AARP Small Company Stock Fund ...........................          525        9,367
AARP U.S. Stock Index Fund ..............................      696,229   19,807,711
                                                                         ------------
Total Equity  (Cost $22,427,406) ........................                24,998,808
                                                                         ------------
-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100%
   (Cost $82,420,709) (a) ...............................                81,392,961
                                                                         ============
-------------------------------------------------------------------------------------

   (a)At March 31, 2000, the net unrealized depreciation on investments based on cost for federal income tax purposes of $82,502,494 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ....................................... $  2,760,172

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value .....................................   (3,869,705)
                                                              ------------

      Net unrealized depreciation ......................... $ (1,109,533)
                                                              ============
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding money market investments) for the six months ended March 31, 2000, aggregated $2,913,985 and $22,750,000, respectively.

     The accompanying notes are an integral part of the financial statements


AARP DIVERSIFIED GROWTH PORTFOLIO

LIST OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------

                                                                     Shares       Value ($)
-----------------------------------------------------------------------------------------------

MONEY MARKET 1.5%
-----------------------------------------------------------------------------------------------
AARP High Quality Money Fund (Cost $2,140,440) ...............     2,140,440     2,140,440
                                                                              --------------
FIXED INCOME 26.0%
-----------------------------------------------------------------------------------------------

AARP Bond Fund for Income ....................................     1,779,082    24,711,448
AARP GNMA and U.S. Treasury Fund .............................       819,907    11,831,255
                                                                              --------------
Total Fixed Income (Cost $39,336,504) ........................                   36,542,703
                                                                              --------------
EQUITY 72.5%
-----------------------------------------------------------------------------------------------
AARP Capital Growth Fund .....................................       209,599    15,661,266
AARP Global Growth Fund ......................................       317,413     7,024,356
AARP Growth and Income Fund ..................................       305,392    15,455,912
AARP International Stock Fund ................................       242,518     5,670,076
AARP Small Company Stock Fund ................................       353,924     6,310,457
AARP U.S. Stock Index Fund ...................................     1,827,245    51,985,121
                                                                              --------------
Total Equity (Cost $88,477,117) ..............................                 102,107,188
                                                                              --------------
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $129,954,061) (a)....                 140,790,331
                                                                              ==============
-----------------------------------------------------------------------------------------------

   (a)At March 31, 2000, the net unrealized appreciation on investments based on cost for federal income tax purposes of $130,081,747 was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost ........................................     $ 15,912,894

      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value ......................................       (5,204,310)
                                                                  ------------

      Net unrealized appreciation ..........................     $ 10,708,584
                                                                 ============
--------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding money market investments) for the six months ended March 31, 2000, aggregated $4,924,343 and $9,160,000, respectively.

     The accompanying notes are an integral part of the financial statements

                                          F I N A N C I A L  S T A T E M E N T S

The information contained in this section is legally required by federal securities law and monitored by the Securities and Exchange Commission (SEC) as it concerns the financial status of each AARP mutual fund. Mutual funds are required to deliver financial statements audited by an independent accounting firm on an annual basis.

Financial statements are records of the financial status of an organization and are prepared by management. Financial statements must conform to Generally Accepted Accounting Principles (GAAP), which are standards established by the Financial Accounting Standards Board (FASB), the SEC, and various committees of the American Institute of Certified Public Accountants (AICPA).

This section consists of three different financial statements for the funds:
Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

The Notes to Financial Statements explain the significant accounting policies reflected in the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

The Statements of Assets and Liabilities show the net assets of the funds in the AARP Investment Program.

Examples of assets include such items as:

o Investments at value: The current value of the AARP fund's holdings on the last day of the reporting period;

o Cash: The actual amount of the uninvested assets held in each AARP fund;

o Receivables: Money owed to an AARP fund. Sources of receivables include:

         o Investments sold: Proceeds that the fund will receive from investments sold which settle at a later date;

         o Fund shares sold: Proceeds that the fund will receive from shares sold to shareholders;

         o Dividends and interest earned on the funds' securities but not yet paid to the fund;

         o        Expense reimbursements due from the fund manager.

o Daily variation margin on open futures contracts: Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP fund's portfolio (this figure could show up as an asset or a liability).

Examples of liabilities include amounts owed for such items as:

o Investments purchased for the AARP fund's portfolio but that are not yet paid for;

o        Fund shares redeemed but not yet paid to shareholders;

o        Dividends declared but not yet paid to shareholders;

o        Management fees incurred but unpaid at fiscal year end;

o        Other accrued expenses incurred but unpaid at fiscal year end.

The section Net Assets Consist Of includes the following:

o Undistributed (overdistributed) net investment income: An AARP fund's accumulated investment income less expenses and less distributions paid from net investment income;

o Unrealized appreciation (or depreciation) on investments: Represents the current value of investments held less their cost;

o Accumulated net realized capital gain (loss): An AARP fund's accumulated realized gains and losses from sales of investments, less distributions paid from net realized gains;

o Paid-in capital: Represents the dollars invested by share- holders, less the amount of money redeemed since the applicable AARP fund began operations.

The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP fund. Net asset value is calculated by taking a fund's total assets, deducting liabilities, and then dividing this amount by the total number of capital shares outstanding.

STATEMENTS OF OPERATIONS

The Statements of Operations include investment income from interest and dividends and the various expenses associated with the operation of the AARP funds for the fiscal period. The Statements of Operations also show net gains and losses for various categories of investments, both realized and unrealized gains and losses, for securities sold and held in each fund's portfolio. The bottom line tells you whether a fund's net assets have increased or decreased as a result of fund operations.

STATEMENTS OF CHANGES IN NET ASSETS

The Statements of Changes in Net Assets compare increases and decreases from each AARP fund's operations and shareholder transactions with those of the previous fiscal period. Most of the terms used in the Statements of Changes in Net Assets are identical to those that are used in the other two statements. The categories in the section Fund Share Transactions include:

o Proceeds from the sale of shares: The amount received by selling new shares to shareholders;

o Net asset value of shares issued due to reinvested dividends and distributions;

o Cost of shares redeemed (or sold): The amount paid to shareholders from the exchange or redemption of shares.

FINANCIAL STATEMENTS



STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------
                                                                         AARP High          AARP
                                                      AARP High      Quality Tax Free      Premium
March 31, 2000 (Unaudited)                       Quality Money Fund     Money Fund       Money Fund
---------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------
Investments in securities, at value (for cost, see
   accompanying lists of investment portfolios) ..   $ 395,727,833    $ 84,393,110    $249,012,359
Cash .............................................       2,109,368          35,385              38
Receivable on investments sold ...................              --              --         344,163
Investment income receivable .....................         653,626         397,414              --
Receivable for Fund shares sold ..................       1,118,336          92,943         975,117
Deferred organization expenses ...................              --              --              --
Other assets .....................................          18,010           1,474              --
                                                    --------------   -------------   -------------
Total assets .....................................     399,627,173      84,920,326     250,331,677

LIABILITIES
---------------------------------------------------------------------------------------------------
Due to custodian bank ............................              --              --              --
Payable for investments purchased ................              --              --              --
Payable for when-issued and forward delivery
   securities ....................................              --              --              --
Payable for Fund shares redeemed .................       2,203,398         101,816       1,487,671
Dividends payable ................................       1,650,170          39,949          99,728
Daily variation margin on futures contracts ......              --              --              --
Accrued management fee ...........................         105,019          27,874         104,114
Other accrued expenses and payables ..............         607,781          18,434         307,357
                                                    --------------   -------------   -------------
Total liabilities ................................       4,566,368         188,073       1,998,870
--------------------------------------------------------------------------------------------------
Net assets, at value .............................   $ 395,060,805    $ 84,732,253    $248,332,807
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income .............................   $    (219,293)   $         --    $         --
Net unrealized appreciation (depreciation) on:
   Investments ...................................              --              --              --
   Futures .......................................              --              --              --
   Foreign currency related transactions .........              --              --              --
Accumulated net realized gain (loss) .............        (132,118)       (738,883)             --
Paid-in capital ..................................     395,412,216      85,471,136     248,332,807
--------------------------------------------------------------------------------------------------
Net assets, at value .............................   $ 395,060,805    $ 84,732,253    $248,332,807
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* .......     395,280,709      84,737,961     248,332,807
--------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share .....................................   $        1.00    $       1.00    $       1.00
--------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.



     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
      AARP High                                        AARP Insured Tax
  Quality Short Term        AARP GNMA and U.S.         Free General Bond       AARP Bond Fund for        AARP Balanced Stock
      Bond Fund               Treasury Fund                  Fund                    Income                 and Bond Fund
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

    $ 374,023,963            $ 4,943,643,896           $ 1,466,534,991             $ 184,716,952             $ 589,535,669
           78,559                         --                   456,068                     8,373                        --
        1,029,553                400,368,723                 4,174,736                        --                 2,015,009
        3,217,429                 22,865,470                16,699,315                 2,886,864                 3,254,003
           23,743                    758,121                   112,223                    83,253                    73,979
               --                         --                        --                     5,637                        --
           30,291                    121,166                     4,388                       618                    17,790
----------------------     ---------------------     ---------------------     --------------------      --------------------
      378,403,538              5,367,757,376             1,487,981,721               187,701,697               594,896,450


-----------------------------------------------------------------------------------------------------------------------------
               --                    948,295                        --                        --                   404,974
        1,082,928                         --                 3,712,974                        --                   756,083

        4,900,000              1,524,238,727                        --                        --                        --
          454,166                  1,848,470                   839,707                   239,169                   442,898
          512,954                  8,645,003                 2,574,929                   392,305                        --
               --                    779,533                        --                        --                        --
          151,103                  1,305,319                   595,425                   304,287                   234,297
          315,259                  1,061,926                   387,129                   260,153                   580,633
----------------------     ---------------------     ---------------------     --------------------      --------------------
        7,416,410              1,538,827,273                 8,110,164                 1,195,914                 2,418,885
-----------------------------------------------------------------------------------------------------------------------------
    $ 370,987,128            $ 3,828,930,103           $ 1,479,871,557             $ 186,505,783             $ 592,477,565
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

       $ (666,869)              $ (8,854,922)                $ 171,324                  $ (7,771)                 $ 67,320

       (4,246,223)               (52,283,726)               74,668,893                (8,730,111)               83,350,696
               --                 (3,252,029)                       --                        --                        --
               --                         --                        --                        --                        --
      (12,254,564)              (393,149,257)              (34,660,796)              (10,115,345)                 (662,650)
      388,154,784              4,286,470,037             1,439,692,136               205,359,010               509,722,199
-----------------------------------------------------------------------------------------------------------------------------
    $ 370,987,128              $ 3,828,930,103           $ 1,479,871,557           $ 186,505,783             $ 592,477,565
-----------------------------------------------------------------------------------------------------------------------------
       23,731,189                  265,338,324                84,103,533              13,428,494                30,166,451
-----------------------------------------------------------------------------------------------------------------------------

    $       15.63              $         14.43           $         17.60           $       13.89             $       19.64
-----------------------------------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------
                                                                            AARP U.S.         AARP
                                                     AARP Growth and       Stock Index   Capital Growth
March 31, 2000 (Unaudited)                            Income Fund             Fund            Fund
---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments in securities, at value (for cost, see
   accompanying lists of investment portfolios) ..   $ 5,756,333,001    $ 863,024,733    $ 2,461,997,227
Cash and foreign currency holdings ...............            35,626               --             33,460
Receivable for investments sold ..................        27,936,560        5,455,221                 --
Investment income receivable .....................         8,102,680          736,591          1,183,871
Receivable for Fund shares sold ..................         1,327,148        1,151,650          2,452,308
Deferred organization expenses ...................                --            5,423                 --
Other assets .....................................             8,972              392              2,458
                                                    ----------------   --------------   ----------------
Total assets .....................................     5,793,743,987      870,374,010      2,465,669,324

LIABILITIES
---------------------------------------------------------------------------------------------------------
Due to custodian bank ............................                --           55,276                 --
Payable for investments purchased ................        11,169,554        4,773,196         13,769,995
Payable for Fund shares redeemed .................         4,603,592          442,672          1,809,014
Daily variation margin on futures contracts ......                --            4,644                 --
Unrealized depreciation on forward currency
   exchange contracts ............................                --               --                 --
Accrued management fee ...........................         2,287,978          227,998          1,190,404
Other accrued expenses and payables ..............         2,756,420          914,774            951,032
                                                    ----------------   --------------   ----------------
Total liabilities ................................        20,817,544        6,418,560         17,720,445
---------------------------------------------------------------------------------------------------------
Net assets, at value .............................   $ 5,772,926,443    $ 863,955,450    $ 2,447,948,879
---------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income .............................   $      (230,833)   $     (17,411)   $    (1,217,347)
Net unrealized appreciation (depreciation) on:
   Investments ...................................     1,464,302,119      138,366,812        845,865,271
   Futures .......................................                --            4,492                 --
   Foreign currency related transactions .........          (131,874)              --                 --
Accumulated net realized gain (loss) .............       256,093,008        7,064,517        196,565,011
Paid-in capital ..................................     4,052,894,023      718,537,040      1,406,735,944
---------------------------------------------------------------------------------------------------------
Net assets, at value .............................   $ 5,772,926,443    $ 863,955,450    $ 2,447,948,879
---------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* .......       114,055,674       30,369,827         32,759,125
---------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share .....................................   $         50.61    $       28.45    $         74.73
---------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.


     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                             AARP                AARP Diversified                AARP
  AARP Small Company               AARP               International Stock       Income with Growth        Diversified Growth
      Stock Fund            Global Growth Fund               Fund                   Portfolio                 Portfolio
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

     $ 50,443,131              $ 185,376,869              $ 61,286,330              $ 81,392,961             $ 140,790,331
               --                    128,059                     3,640                        --                        --
        6,266,965                  1,447,626                   586,617                        --                        --
           25,135                    490,350                   164,823                    10,102                     6,864
           14,651                     89,596                   210,900                     1,020                     1,273
            4,791                      2,464                     4,791                        --                        --
              402                        390                        --                        --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
       56,755,075                187,535,354                62,257,101                81,404,083               140,798,468


-----------------------------------------------------------------------------------------------------------------------------
            5,467                         --                        --                        --                        --
        3,953,683                  1,807,726                   419,381                        --                        --
           78,561                    205,391                   105,557                        --                        --
               --                         --                        --                        --                        --

               --                  1,050,281                        --                        --                        --
          113,872                    122,404                    84,200                        --                        --
          120,017                    316,217                   199,439                        --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
        4,271,600                  3,502,019                   808,577                        --                        --
-----------------------------------------------------------------------------------------------------------------------------
     $ 52,483,475              $ 184,033,335              $ 61,448,524              $ 81,404,083             $ 140,798,468
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

     $   (177,296)             $    (903,234)             $   (162,252)             $     36,122             $     257,920

        3,274,188                 34,437,959                 7,223,209                (1,027,748)               10,836,270
               --                         --                        --                        --                        --
               --                 (1,050,214)                   (5,214)                       --                        --
      (10,071,064)                15,100,685                 3,612,296                 1,139,538                 4,383,547
       59,457,647                136,448,139                50,780,485                81,256,171               125,320,731
-----------------------------------------------------------------------------------------------------------------------------
     $ 52,483,475              $ 184,033,335              $ 61,448,524              $ 81,404,083             $ 140,798,468
-----------------------------------------------------------------------------------------------------------------------------
        2,941,956                  8,314,434                 2,628,473                 5,118,442                 7,321,754
-----------------------------------------------------------------------------------------------------------------------------

     $      17.84               $      22.13              $      23.38              $      15.90             $       19.23
-----------------------------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS


STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------
                                                                                  AARP High         AARP
Six Months Ended March 31, 2000                                AARP High      Quality Tax Free     Premium
(Unaudited)                                                Quality Money Fund    Money Fund      Money Fund
-----------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------

   Interest ..................................................   $ 12,246,306    $ 1,588,114    $ 6,259,305
   Dividends .................................................             --             --             --
                                                                -------------   ------------   ------------
                                                                   12,246,306      1,588,114      6,259,305
   Less foreign taxes withheld ...............................             --             --             --
                                                                -------------   ------------   ------------
                                                                   12,246,306      1,588,114      6,259,305
-----------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ............................................        787,885        164,452        397,550
   Services to shareholders ..................................        916,652        118,951        170,456
   Custodian and accounting fees .............................         30,984         22,906         25,315
   Shareholder communications ................................        100,460         10,928         48,598
   Auditing and tax services .................................         13,359         13,393         13,866
   Legal .....................................................          4,758          2,625          4,716
   Trustees' fees and expenses ...............................         14,091         14,752         14,250
   Registration expenses .....................................         38,064          8,276         39,055
   Amortization of organization expenses .....................             --             --             --
   Reorganization  expense ...................................        291,483             --             --
   Other .....................................................         17,522          9,092          2,015
                                                                -------------   ------------   ------------
Total expenses, before expense reductions ....................      2,215,258        365,375        715,821
Expense reductions ...........................................         (8,501)        (2,285)      (191,770)
                                                                -------------   ------------   ------------
Total expenses, after expense reductions .....................      2,206,757        363,090        524,051
-----------------------------------------------------------------------------------------------------------
Net investment income (loss) .................................     10,039,549      1,225,024      5,735,254
-----------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments .............................................        (11,688)            --             --
     Futures .................................................             --             --             --
     Written Options .........................................             --             --             --
     Foreign currency related transactions ...................             --             --             --
   Net unrealized appreciation (depreciation) on:
     Investments .............................................             --             --             --
     Futures .................................................             --             --             --
     Foreign currency related transactions ...................             --             --             --
                                                                -------------   ------------   ------------
Net gain (loss) on investment transactions ...................        (11,688)            --             --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ...........................................   $ 10,027,861    $ 1,225,024    $ 5,735,254
-----------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
      AARP High                                        AARP Insured Tax
  Quality Short Term        AARP GNMA and U.S.         Free General Bond       AARP Bond Fund for        AARP Balanced Stock
      Bond Fund               Treasury Fund                  Fund                    Income                 and Bond Fund
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

     $ 12,574,403              $ 143,859,039              $ 43,043,893               $ 7,597,803               $ 7,979,069
               --                         --                        --                        --                 3,672,717
----------------------     ---------------------     ---------------------     --------------------      --------------------
       12,574,403                143,859,039                43,043,893                 7,597,803                11,651,786
               --                         --                        --                        --                   (38,928)
----------------------     ---------------------     ---------------------     --------------------      --------------------
       12,574,403                143,859,039                43,043,893                 7,597,803                11,612,858
-----------------------------------------------------------------------------------------------------------------------------

          919,777                  8,054,740                 3,598,037                   557,729                 1,516,376
          578,111                  5,385,836                 1,690,264                   236,434                 1,160,601
           36,517                    557,287                   108,516                    33,231                    65,421
           73,319                    333,677                    85,963                    11,094                    84,040
           24,522                     70,581                    30,744                    32,491                    15,469
            5,856                     13,429                     6,588                     5,520                     3,094
           14,091                      9,258                    10,065                    16,033                       920
           15,006                     23,810                    41,001                     6,531                    30,012
               --                         --                        --                     1,303                        --
          241,179                         --                   328,306                        --                   413,500
            9,465                    210,636                    66,562                     5,724                    20,682
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,917,843                 14,659,254                 5,966,046                   906,090                 3,310,115
           (5,842)                   (83,773)                  (21,414)                 (332,320)                 (181,046)
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,912,001                 14,575,481                 5,944,632                   573,770                 3,129,069
-----------------------------------------------------------------------------------------------------------------------------
       10,662,402                129,283,558                37,099,261                 7,024,033                 8,483,789
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

       (8,295,652)               (52,796,976)               (2,117,198)               (7,349,303)                  739,027
               --                 (9,578,729)                1,174,165                        --                        --
               --                         --                        --                        --                        --
               --                         --                        --                        --                     3,479

        5,988,500                 12,207,328                (9,175,953)                3,131,396                21,411,759
               --                 (2,931,043)                 (516,335)                       --                        --
               --                         --                        --                        --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
       (2,307,152)               (53,099,420)              (10,635,321)               (4,217,907)               22,154,265
-----------------------------------------------------------------------------------------------------------------------------

      $ 8,355,250               $ 76,184,138              $ 26,463,940               $ 2,806,126              $ 30,638,054
-----------------------------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------
                                                                              AARP U.S.        AARP
Six Months Ended March 31, 2000                            AARP Growth and   Stock Index   Capital Growt
(Unaudited)                                                  Income Fund        Fund           Fund
--------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------

   Interest ..........................................   $   6,585,668    $     359,970    $   1,805,137
   Dividends .........................................      50,741,115        5,562,468        6,617,042
   Income distributions from underlying funds ........              --               --               --
                                                        ---------------   --------------   -------------
                                                            57,326,783        5,922,438        8,422,179
   Less foreign taxes withheld .......................        (148,024)          (4,827)         (17,581)
                                                        ---------------   --------------   -------------
                                                            57,178,759        5,917,611        8,404,598
--------------------------------------------------------------------------------------------------------
Expenses:
   Management fee ....................................      14,172,845        1,104,330        6,394,232
   Services to shareholders ..........................       7,186,428          839,331        2,727,704
   Custodian and accounting fees .....................         206,724          119,967           95,381
   Shareholder communications ........................         512,898           55,004          158,728
   Auditing and tax services .........................          40,933           15,119           25,573
   Legal .............................................          19,885            6,285            6,303
   Trustees' fees and expenses .......................          11,767           13,958           14,358
   Registration expenses .............................          32,201           47,115          122,327
   Amortization of organization expenses .............              --            2,277               --
   Reorganization expense ............................         345,583          330,170               --
   Other .............................................         159,414            4,338           42,471
                                                        ---------------   --------------   -------------
Total expenses, before expense reductions ............      22,688,678        2,537,894        9,587,077
Expense reductions ...................................        (109,723)        (394,220)         (43,763)
                                                        ---------------   --------------   -------------
Total expenses, after reductions .....................      22,578,955        2,143,674        9,543,314
--------------------------------------------------------------------------------------------------------
Net investment income (loss) .........................      34,599,804        3,773,937       (1,138,716)
--------------------------------------------------------------------------------------------------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments .....................................     254,843,916        7,262,328      200,086,282
     Futures .........................................              --          222,102               --
     Written Options .................................              --               --               --
     Foreign currency related transactions ...........          62,490               --               --
   Capital gain distributions from underlying
     funds ...........................................              --               --               --
   Net unrealized appreciation (depreciation) on:
     Investments .....................................     177,773,169      102,408,960      308,698,162
     Futures .........................................              --          130,049               --
     Foreign currency related transactions ...........         748,510               --               --
                                                        ---------------   --------------   -------------
Net gain (loss) on investment transactions ...........     433,428,085      110,023,439      508,784,444
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ...................................   $ 468,027,889    $ 113,797,376    $ 507,645,728
--------------------------------------------------------------------------------------------------------



     The accompanying notes are an integral part of the financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                             AARP                AARP Diverified                 AARP
  AARP Small Company               AARP               International Stock       Income with Growth        Diversified Growth
      Stock Fund            Global Growth Fund               Fund                   Portfolio                 Portfolio
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

    $      34,130             $      310,143            $       85,843            $           --              $         --
          382,842                  1,394,208                   207,028                        --                        --
               --                         --                        --                 2,200,727                 1,711,264
----------------------     ---------------------     ---------------------     --------------------      --------------------
          416,972                  1,704,351                   292,871                 2,200,727                 1,711,264
               --                    (85,186)                  (22,281)                       --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
          416,972                  1,619,165                   270,590                 2,200,727                 1,711,264
-----------------------------------------------------------------------------------------------------------------------------

          239,456                    668,112                   198,794                        --                        --
          182,033                    312,912                   102,227                        --                        --
           26,975                    138,598                   125,300                        --                        --
           25,940                     26,626                     4,301                        --                        --
           13,017                     19,307                    14,680                        --                        --
              951                      5,873                     3,040                        --                        --
           13,888                     13,850                    13,156                        --                        --
            8,864                      4,350                     4,298                        --                        --
            1,303                      1,374                     1,303                        --                        --
           74,752                    138,605                    35,560                        --                        --
            5,739                     10,851                     1,537                        --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
          592,918                  1,340,458                   504,196                        --                        --
          (15,965)                    (2,476)                  (74,060)                       --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
          576,953                  1,337,982                   430,136                        --                        --
-----------------------------------------------------------------------------------------------------------------------------
         (159,981)                   281,183                  (159,546)                2,200,727                 1,711,264
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

       (6,009,433)                16,116,770                 3,810,546                 1,087,618                 1,803,623
               --                         --                        --                        --                        --
               --                         --                        --                        --                        --
               --                    (10,030)                    7,036                        --                        --

               --                         --                        --                   340,732                 2,552,473

        5,776,584                 13,475,408                 5,803,220                 1,806,679                 9,860,147
               --                         --                        --                        --                        --
               --                 (1,032,287)                   (5,851)                       --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
         (232,849)                28,549,861                 9,614,951                 3,235,029                14,216,243
-----------------------------------------------------------------------------------------------------------------------------

   $     (392,830)           $    28,831,044          $      9,455,405           $     5,435,756            $   15,927,507
-----------------------------------------------------------------------------------------------------------------------------




     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                           AARP High                          AARP High
                                                            Quality                        Quality Tax Free
                                                           Money Fund                         Money Fund
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------------------------------------

                                                  Six Months Ended    Year Ended     Six Months Ended   Year Ended
                                                   March 31, 2000   September 30,     March 31, 2000  September 30,
Operations:                                          (Unaudited)         1999           (Unaudited)        1999
                                                    --------------   --------------   -------------   ------------
   Net investment income (loss) .................   $  10,039,549    $  22,596,573    $  1,225,024    $  2,218,536
   Net realized gain (loss) on investment
     transactions ...............................         (11,688)           8,916              --              --
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ..              --          122,643              --              --
                                                    --------------   --------------   -------------   ------------
Net increase (decrease) in net assets resulting
   from operations ..............................      10,027,861       22,728,132       1,225,024       2,218,536
                                                    --------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ........................     (10,258,842)     (22,609,342)     (1,225,024)     (2,218,536)
   Net realized gains ...........................              --               --              --              --
                                                    --------------   --------------   -------------   ------------
Total distributions .............................     (10,258,842)     (22,609,342)     (1,225,024)     (2,218,536)
                                                    --------------------------------------------------------------
Fund share transactions:
   Proceeds from shares sold ....................     232,390,943      595,652,685      11,924,870      24,295,424
   Reinvestment of distributions ................       7,869,711       20,663,500         989,123       1,798,994
   Cost of shares redeemed ......................    (272,072,538)    (770,071,551)    (15,502,002)    (36,370,390)
                                                    --------------   --------------   -------------   ------------
Net increase (decrease) in net assets from Fund
   share transactions ...........................     (31,811,884)    (153,755,366)     (2,588,009)    (10,275,972)
                                                    --------------   --------------   -------------   ------------
Increase (decrease) in net assets ...............     (32,042,865)    (153,636,576)     (2,588,009)    (10,275,972)
Net assets at beginning of period ...............     427,103,670      580,740,246      87,320,262      97,596,234
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) .................   $ 395,060,805    $ 427,103,670    $ 84,732,253    $ 87,320,262
------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .......     427,104,829      580,860,195      87,325,970      97,601,942
                                                    --------------   --------------   -------------   ------------
Shares sold .....................................     232,378,707      595,652,685      11,924,870      24,295,424
Shares issued to shareholders in reinvestment of
   distributions ................................       7,869,711       20,663,500         989,123       1,798,994
Shares redeemed .................................    (272,072,538)    (770,071,551)    (15,502,002)    (36,370,390)
                                                    --------------   --------------   -------------   ------------
Net increase (decrease) in Fund shares ..........     (31,824,120)    (153,755,366)     (2,588,009)    (10,275,972)
                                                    --------------   --------------   -------------   ------------
Shares outstanding at end of period .............     395,280,709      427,104,829      84,737,961      87,325,970
------------------------------------------------------------------------------------------------------------------

(b)  Includes undistributed (overdistributed) net
       investment income ........................   $    (219,293)   $          --      $       --      $       --





     The accompanying notes are an integral part of the financial statements

------------------------------------------------------------------------------------------------------------------------------------
                   AARP                                       AARP High                                    AARP GNMA
                 Premium                                 Quality Short Term                                and U.S.
                Money Fund                                    Bond Fund                                  Treasury Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

   Six Months Ended       Period Ended           Six Months Ended                             Six Months Ended       Year Ended
    March 31, 2000       September 30,            March 31, 2000        Year Ended             March 31, 2000      September 30,
      (Unaudited)           1999 (a)               (Unaudited)      September 30, 1999          (Unaudited)             1999
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
    $   5,735,254      $     2,645,295          $    10,662,402     $    23,838,377          $    129,283,558    $    277,893,827

               --                   --               (8,295,652)         (2,406,782)              (62,375,705)        (85,953,788)

               --                   --                5,988,500         (16,341,158)                9,276,285        (150,350,281)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------

        5,735,254            2,645,295                8,355,250           5,090,437                76,184,138          41,589,758
  ---------------------------------------------------------------------------------------------------------------------------------

       (5,735,254)          (2,645,295)             (10,798,833)        (23,838,377)             (129,222,944)       (277,954,441)
               --                   --                       --                  --                        --                  --
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       (5,735,254)          (2,645,295)             (10,798,833)        (23,838,377)             (129,222,944)       (277,954,441)
  ---------------------------------------------------------------------------------------------------------------------------------

      218,409,970          228,428,072                7,753,608          39,203,736                84,271,985         402,322,579
        5,150,118            2,425,448                7,604,780          16,903,856                75,429,299         163,591,362
     (141,390,116)         (64,690,685)             (48,684,971)        (78,276,992)             (493,794,644)       (706,543,959)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------

       82,169,972          166,162,835              (33,326,583)        (22,169,400)             (334,093,360)       (140,630,018)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       82,169,972          166,162,835              (35,770,166)        (40,917,340)             (387,132,166)       (376,994,701)
      166,162,835                   --              406,757,294         447,674,634             4,216,062,269       4,593,056,970
  ---------------------------------------------------------------------------------------------------------------------------------
  $   248,332,807      $   166,162,835          $   370,987,128     $   406,757,294          $  3,828,930,103    $  4,216,062,269
  ---------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------

      166,162,835                   --               25,862,023           27,254,456              288,594,032         298,216,939
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      218,409,970          228,428,072                  495,674            2,431,766                5,849,179          26,723,352

        5,150,118            2,425,448                  486,048            1,055,661                5,233,417          10,939,317
     (141,390,116)         (64,690,685)              (3,112,556)          (4,879,860)             (34,338,304)        (47,285,576)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       82,169,972          166,162,835               (2,130,834)          (1,392,433)             (23,255,708)         (9,622,907)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      248,332,807          166,162,835               23,731,189           25,862,023              265,338,324         288,594,032
  ---------------------------------------------------------------------------------------------------------------------------------
  (a)  The fund commenced operations on February 1, 1999.

  $            --      $            --          $     (666,869)     $      (530,438)         $    (8,854,922)    $     (8,915,536)


     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                        AARP Insured                         AARP Bond
                                                      Tax Free General                        Fund for
                                                         Bond Fund                             Income
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------------------------------------------------

                                              Six Months Ended                     Six Months Ended   Year Ended
                                               March 31, 2000      Year Ended       March 31, 2000   September 30,
Operations:                                      (Unaudited)   September 30, 1999    (Unaudited)         1999
                                              --------------    ---------------    -------------    -------------
   Net investment income (loss) ..........   $    37,099,261    $    78,174,780    $   7,024,033    $  14,010,804
   Net realized gain (loss) on investment
     transactions ........................          (943,033)        11,498,586       (7,349,303)      (2,675,990)
   Net unrealized appreciation
     (depreciation) on
     investment transactions during the
     period ..............................        (9,692,288)      (109,090,800)       3,131,396      (12,522,389)
                                              --------------    ---------------    -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .............        26,463,940        (19,417,434)       2,806,126       (1,187,575)
                                              -------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income .................       (37,327,379)       (78,174,780)      (7,026,431)     (14,012,564)
   Net realized gains ....................          (437,823)        (6,413,928)            --         (2,134,810)
                                              --------------    ---------------    -------------    -------------
Total distributions ......................       (37,765,202)       (84,588,708)      (7,026,431)     (16,147,374)
                                              -------------------------------------------------------------------
Fund share transactions:
   Proceeds from shares sold .............        27,496,974        115,568,677       21,755,820      106,594,857
   Reinvestment of distributions .........        22,152,577         51,046,126        4,585,360       11,444,471
   Cost of shares redeemed ...............      (150,456,301)      (202,409,289)     (44,802,410)     (71,957,688)
                                              --------------    ---------------    -------------    -------------
Net increase (decrease) in net assets from
   Fund share transactions ...............      (100,806,750)       (35,794,486)     (18,461,230)      46,081,640
                                              --------------    ---------------    -------------    -------------
Increase (decrease) in net assets ........      (112,108,012)      (139,800,628)     (22,681,535)      28,746,691
Net assets at beginning of period ........     1,591,979,569      1,731,780,197      209,187,318      180,440,627
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ..........   $ 1,479,871,557    $ 1,591,979,569    $ 186,505,783    $ 209,187,318
-----------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
-----------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period         89,883,411         91,878,322       14,756,547       11,708,636
                                              --------------    ---------------    -------------    -------------
Shares sold ..............................         1,574,544          6,255,603        1,558,547        7,160,150
Shares issued to shareholders in
reinvestment of distributions ............         1,269,535          2,778,410          328,577          775,779
Shares redeemed ..........................        (8,623,957)       (11,028,924)      (3,215,177)      (4,888,018)
                                              --------------    ---------------    -------------    -------------
Net increase (decrease) in Fund shares ...        (5,779,878)        (1,994,911)      (1,328,053)       3,047,911
                                              --------------    ---------------    -------------    -------------
Shares outstanding at end of period ......        84,103,533         89,883,411       13,428,494       14,756,547
-----------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed
     (overdistributed) net
     investment income ...................   $       171,324    $       399,442    $      (7,771)   $      (5,373)

----------------------------------------------------------------------------------------------------------------------------------
             AARP Balanced                                   AARP Growth                                   AARP U.S.
            Stock and Bond                                   and Income                                   Stock Index
                 Fund                                           Fund                                         Fund
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                  Six Months
 Six Months Ended                                   Ended             Year Ended            Six Months Ended       Year Ended
  March 31, 2000         Year Ended             March 31, 2000      September 30,            March 31, 2000      September 30,
    (Unaudited)      September 30, 1999          (Unaudited)             1999                 (Unaudited)             1999
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
$     8,483,789      $    24,460,998          $    34,599,804     $   132,697,045          $     3,773,937     $     4,883,179

        742,506           12,412,433              254,906,406         249,869,241                7,484,430             483,542

     21,411,759            8,250,292              178,521,679         400,489,731              102,539,009          34,978,513
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

     30,638,054           45,123,723              468,027,889         783,056,017              113,797,376          40,345,234
---------------------------------------------------------------------------------------------------------------------------------

     (8,634,175)         (25,067,125)             (36,400,295)       (142,271,372)              (4,028,866)         (4,702,820)
    (12,398,687)         (41,272,794)            (249,222,411)       (702,702,383)                (909,867)                 --
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
    (21,032,862)         (66,339,919)            (285,622,706)       (844,973,755)              (4,938,733)         (4,702,820)
---------------------------------------------------------------------------------------------------------------------------------

     18,605,979           83,760,091              138,015,082         563,448,730              306,398,967         514,687,937
     19,147,503           61,044,041              258,661,205         771,717,116                4,692,249           4,468,459
   (136,814,560)        (181,717,076)            (913,208,256)     (1,618,062,191)            (132,968,025)       (101,507,475)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------

    (99,061,078)         (36,912,944)            (516,531,969)       (282,896,345)             178,123,191         417,648,921
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
    (89,455,886)         (58,129,140)            (334,126,786)       (344,814,083)             286,981,834         453,291,335
    681,933,451          740,062,591            6,107,053,229       6,451,867,312              576,973,616         123,682,281
---------------------------------------------------------------------------------------------------------------------------------
$   592,477,565      $   681,933,451          $ 5,772,926,443     $ 6,107,053,229          $   863,955,450     $   576,973,616
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

     35,307,946           37,071,341              124,572,024         129,663,295               23,658,097           6,422,055
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
        961,186            4,108,736                2,790,453          10,875,438               11,527,972          21,238,722

        982,067            3,079,648                5,182,347          15,722,536                  167,604             182,135
     (7,084,748)          (8,951,779)             (18,489,150)        (31,689,245)              (4,983,846)         (4,184,815)
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     (5,141,495)          (1,763,395)             (10,516,350)         (5,091,271)               6,711,730          17,236,042
-------------------  ------------------       ------------------  ------------------       ------------------  ------------------
     30,166,451           35,307,946              114,055,674         124,572,024               30,369,827          23,658,097
---------------------------------------------------------------------------------------------------------------------------------


$        67,320      $       217,706          $     (230,833)     $     1,569,658          $      (17,411)     $       237,518


     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                              AARP Capital                     AARP Small
                                                                 Growth                         Company
                                                                  Fund                         Stock Fund
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------------------------------------

                                                  Six Months Ended       Year Ended     Six Months Ended   Year Ended
                                                   March 31, 2000      September 30,     March 31, 2000  September 30,
Operations:                                          (Unaudited)            1999           (Unaudited)        1999
                                                    --------------    ---------------    ------------    ------------
   Net investment income (loss) ................   $    (1,138,716)   $     1,142,518    $   (159,981)   $    116,574
   Net realized gain (loss) on investment
     transactions ..............................       200,086,282        151,447,604      (6,009,433)     (3,853,562)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period .       308,698,162        301,659,944       5,776,584       9,318,977
                                                    --------------    ---------------    ------------    ------------
Net increase (decrease) in net assets resulting
   from operations .............................       507,645,728        454,250,066        (392,830)      5,581,989
                                                    -----------------------------------------------------------------
Distributions to shareholders from:
   Net investment income .......................        (1,019,257)        (5,808,380)        (65,885)        (84,460)
   Net realized gains ..........................      (154,688,680)      (158,014,903)             --              --
                                                    --------------    ---------------    ------------    ------------
Total distributions ............................      (155,707,937)      (163,823,283)        (65,885)        (84,460)
                                                    -----------------------------------------------------------------
Fund share transactions:
   Proceeds from shares sold ...................       398,247,180        328,380,919       5,638,331      19,840,511
   Reinvestment of distributions ...............       147,667,565        155,712,173          63,138          81,440
   Cost of shares redeemed .....................      (185,222,990)      (286,536,164)    (18,654,646)    (56,215,601)
                                                    --------------    ---------------    ------------    ------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................       360,691,755        197,556,928     (12,953,177)    (36,293,650)
                                                    --------------    ---------------    ------------    ------------
Increase (decrease) in net assets ..............       712,629,546        487,983,711     (13,411,892)    (30,796,121)
Net assets at beginning of period ..............     1,735,319,333      1,247,335,622      65,895,367      96,691,488
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................   $ 2,447,948,879    $ 1,735,319,333    $ 52,483,475    $ 65,895,367
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
---------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......        27,686,099         24,342,283       3,682,510       5,710,713
                                                    --------------    ---------------    ------------    ------------
Shares sold ....................................         5,640,629          5,450,539         320,287       1,115,726
Shares issued to shareholders in reinvestment of
   distributions ...............................         2,060,957          2,723,193           3,643           4,548
Shares redeemed ................................        (2,628,560)        (4,829,916)     (1,064,484)     (3,148,477)
                                                    --------------    ---------------    ------------    ------------
Net increase (decrease) in Fund shares .........         5,073,026          3,343,816        (740,554)     (2,028,203)
                                                    --------------    ---------------    ------------    ------------
Shares outstanding at end of period ............        32,759,125         27,686,099       2,941,956       3,682,510

---------------------------------------------------------------------------------------------------------------------

 (a)  Includes undistributed
      (overdistributed) net
      investment income ........................   $    (1,217,347)   $       940,626    $   (177,296)   $     48,570


     The accompanying notes are an integral part of the financial statements

  --------------------------------------------------------------------------------------------------------------------------------
                                 AARP Global                                                 AARP
                                    Growth                                            International Stock
                                     Fund                                                    Fund
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------

                     Six Months Ended      Year Ended                       Six Months Ended
                      March 31, 2000      September 30,                      March 31, 2000        Year Ended
                       (Unaudited)            1999                            (Unaudited)      September 30, 1999
                     ----------------   -----------------                  ------------------  ------------------
                     $      281,183     $       664,450                    $     (159,546)     $       287,785

                         16,106,740          11,607,431                          3,817,582           1,346,710

                         12,443,121          13,068,184                          5,797,369           4,192,127
                     ----------------   -----------------                  ------------------  ------------------

                         28,831,044          25,340,065                          9,455,405           5,826,622
  --------------------------------------------------------------------------------------------------------------------------------

                           (364,304)         (1,638,478)                          (226,808)           (464,666)
                        (13,860,784)         (7,168,800)                        (1,320,444)                 --
                     ----------------   -----------------                  ------------------  ------------------
                        (14,225,088)         (8,807,278)                        (1,547,252)           (464,666)
  --------------------------------------------------------------------------------------------------------------------------------

                         34,425,048          25,611,559                         39,663,417          14,789,667
                         13,541,540           8,476,595                          1,495,652             449,802
                        (23,470,622)        (50,379,438)                       (22,296,959)        (26,694,984)
                     ----------------   -----------------                  ------------------  ------------------

                         24,495,966         (16,291,284)                        18,862,110         (11,455,515)
                     ----------------   -----------------                  ------------------  ------------------
                         39,101,922             241,503                         26,770,263          (6,093,559)
                        144,931,413         144,689,910                         34,678,261          40,771,820
  --------------------------------------------------------------------------------------------------------------------------------
                     $  184,033,335     $   144,931,413                    $    61,448,524     $    34,678,261
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------

                          7,162,400           7,984,664                          1,818,198           2,463,545
                     ----------------   -----------------                  ------------------  ------------------
                          1,619,130           1,313,321                          1,742,266             838,142

                            650,410             447,550                             65,801              25,199
                         (1,117,506)         (2,583,135)                          (997,792)         (1,508,688)
                     ----------------   -----------------                  ------------------  ------------------
                          1,152,034            (822,264)                           810,275            (645,347)
                     ----------------   -----------------                  ------------------  ------------------
                          8,314,434           7,162,400                          2,628,473           1,818,198

  --------------------------------------------------------------------------------------------------------------------------------

                     $    (903,234)     $     (820,113)                    $     (162,252)     $       224,102


     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                               AARP                             AARP
                                                        Diversified Income                  Diversified
                                                      with Growth Portfolio               Growth Portfolio
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------------------------------------

                                                Six Months Ended     Year Ended    Six Months Ended    Year Ended
                                                 March 31, 2000    September 30,    March 31, 2000   September 30,
Operations:                                        (Unaudited)          1999         (Unaudited)          1999
                                                   ------------   --------------   -------------    -------------
Net investment income (loss) ...................   $  2,200,727    $  5,186,587    $   1,711,264    $   4,166,642
   Net realized gain (loss) on investment
     transactions ..............................      1,087,618         207,221        1,803,623          546,010
   Capital gains distributions from Underlying
     Funds .....................................        340,732       1,537,738        2,552,473        4,425,313
   Net unrealized appreciation (depreciation) on
     investment transactions during the period .      1,806,679      (2,552,929)       9,860,147        5,381,702
                                                   ------------   --------------   -------------    -------------
Net increase (decrease) in net assets resulting
   from operations .............................      5,435,756       4,378,617       15,927,507       14,519,667
                                                   --------------------------------------------------------------
Distributions to shareholders from:
   Net investment income .......................     (2,262,829)     (5,113,144)      (4,053,775)      (3,778,884)
   Net realized gains ..........................     (1,645,371)     (1,566,830)      (4,958,153)      (2,343,052)
                                                   ------------   --------------   -------------    -------------
Total distributions ............................     (3,908,200)     (6,679,974)      (9,011,928)      (6,121,936)
                                                   --------------------------------------------------------------
Fund share transactions:
   Proceeds from shares sold ...................      3,863,142      33,905,157       15,965,195       40,726,826
   Reinvestment of distributions ...............      3,305,961       5,641,186        8,752,637        5,933,391
   Cost of shares redeemed .....................    (25,834,593)    (36,538,516)     (23,413,360)     (52,812,859)
                                                   ------------   --------------   -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions ..........................    (18,665,490)      3,007,827        1,304,472       (6,152,642)
                                                   ------------   --------------   -------------    -------------
Increase (decrease) in net assets ..............    (17,137,934)        706,470        8,220,051        2,245,089
Net assets at beginning of period ..............     98,542,017      97,835,547      132,578,417      130,333,328
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................   $ 81,404,083    $ 98,542,017    $ 140,798,468    $ 132,578,417
-----------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:

[GRAPHIC OMITTED]

Shares outstanding at beginning of period ......      6,299,112       6,114,823        7,257,853        7,580,420
                                                   ------------   --------------   -------------    -------------
Shares sold ....................................        244,801       2,095,463          850,829        2,253,263
Shares issued to shareholders in reinvestment of
   distributions ...............................        208,609         351,975          464,331          330,735
Shares redeemed ................................     (1,634,080)     (2,263,149)      (1,251,259)      (2,906,565)
                                                   ------------   --------------   -------------    -------------
Net increase (decrease) in Fund shares .........     (1,180,670)        184,289           63,901         (322,567)
                                                   ------------   --------------   -------------    -------------
Shares outstanding at end of period ............      5,118,442       6,299,112        7,321,754        7,257,853
-----------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed
     (overdistributed) net
     investment income .........................   $     36,122    $     98,224    $     257,920    $   2,600,431



     The accompanying notes are an integral part of the financial statements

                                                                          / 4 /
--------------------------------------------------------------------------------

                    FINANCIAL HIGHLIGHTS

                    The Financial Highlights are part of the financial statements and are provided at least annually to shareholders, as required by federal securities law and monitored by the Securities and Exchange Commission (SEC).

                    The information in this section explains the statistical per share income and expense ratio(s) from operations, dividends paid to shareholders, total returns, and other financial information.

                    This section is designed to help you understand how each AARP fund performed and allows you to compare the period's performance and expenses to prior fiscal periods.

          FINANCIAL HIGHLIGHTS


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


 AARP HIGH QUALITY MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                    Ended                 Years Ended September 30,
                                                                 March 31, 2000 ---------------------------------------------------
                                                                 (Unaudited)      1999       1998      1997      1996      1995
                                                               --------------------------------------------------------------------
Net asset value, beginning of period ........................  $1.000           $1.000      $1.000    $1.000    $1.000    $1.000
                                                               --------------------------------------------------------------------
   Net investment income ....................................    .025             .043        .048      .046      .045      .049
   Distributions from net investment income .................   (.025)           (.043)      (.048)    (.046)    (.045)    (.049)
                                                               --------------------------------------------------------------------
Net asset value, end of period ..............................  $1.000           $1.000      $1.000    $1.000    $1.000    $1.000
                                                               --------------------------------------------------------------------
Total Return (%) ............................................    2.52(b)          4.38        4.86      4.72      4.62      4.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ......................     395              427         581       471       412       384
Ratio of expenses before expense reductions (%) .............    1.01(a)(c)        .87         .87       .91       .96       .98
Ratio of expenses after expense reductions (%) ..............    1.00(a)(c)        .87         .87       .91       .96       .98
Ratio of net investment income (%) ..........................    4.95(c)          4.29        4.76      4.63      4.54      4.89


 AARP HIGH QUALITY TAX FREE MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                    Ended                      Years Ended September 30,
                                                               March 31, 2000   ---------------------------------------------------
                                                                 (Unaudited)      1999       1998      1997      1996      1995
                                                               --------------------------------------------------------------------
Net asset value, beginning of period ........................  $1.000           $1.000      $1.000    $1.000    $1.000    $1.000
                                                               --------------------------------------------------------------------
   Net investment income ....................................    .014             .023        .028      .028      .028      .029
   Distributions from net investment income .................   (.014)           (.023)      (.028)    (.028)    (.028)    (.029)
                                                               --------------------------------------------------------------------
Net asset value, end of period ..............................  $1.000           $1.000    $  1.000  $  1.000  $  1.000  $  1.000
                                                               --------------------------------------------------------------------
Total Return (%) ............................................    1.43 (b)         2.37        2.82      2.80      2.80      2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ......................      85               87          98       103       111       120
Ratio of expenses (%) .......................................     .85(c)           .85         .83       .85       .85       .87
Ratio of net investment income (%) ..........................    2.85(c)          2.34        2.78      2.76      2.77      2.94

(a) The annualized ratios of operating expenses to average net assets excluding reorganization costs before and after expense reductions were .94% and .93%, respectively, for the six months ended March 31, 2000.
(b) Not annualized.
(c) Annualized.

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

 AARP PREMIUM MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Six Months     For the Period
                                                                                                  Ended March      February 1,
                                                                                                    31, 2000       1999 (d) to
                                                                                                  (Unaudited)   September 30, 1999
                                                                                                 ----------------------------------
Net asset value, beginning of period ......................................................      $1.000               $1.000
                                                                                                 ----------------------------------
   Net investment income ..................................................................        .027                 .031
   Distributions from net investment income ...............................................       (.027)               (.031)
                                                                                                 ----------------------------------
Net asset value, end of period ............................................................      $1.000               $1.000
                                                                                                 ----------------------------------
Total Return (%) (a) ......................................................................        2.76(b)              3.09(b)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ....................................................         248                  166
Ratio of expenses before expense reductions (%) ...........................................         .68(c)               .90(c)
Ratio of expenses after expense reductions (%) ............................................         .50(c)               .50(c)
Ratio of net investment income (%) ........................................................        5.48(c)              4.75(c)


 AARP HIGH QUALITY SHORT TERM BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   Six Months
                                                                      Ended               Years Ended September 30,
                                                                 March 31, 2000 ---------------------------------------------------
                                                                   (Unaudited)    1999      1998      1997      1996      1995
                                                                 ------------------------------------------------------------------
Net asset value, beginning of period .......................     $  15.73       $16.43    $16.13    $15.82    $16.01    $15.05
                                                                 ------------------------------------------------------------------
Income from investment operations:
   Net investment income ...................................          .42          .89       .94       .93       .92       .94
   Net realized and unrealized gain (loss) on
     investment transactions ...............................         (.09)        (.70)      .30       .31      (.19)      .95
                                                                  -----------------------------------------------------------------
Total from investment operations ...........................          .33          .19      1.24      1.24       .73      1.89
                                                                 ------------------------------------------------------------------
Less distributions from:
   Net investment income ...................................         (.43)        (.89)     (.94)     (.93)     (.92)     (.93)
                                                                 ------------------------------------------------------------------
Net asset value, end of period .............................       $15.63       $15.73    $16.43    $16.13    $15.82    $16.01
                                                                 ------------------------------------------------------------------
Total Return (%) ...........................................         2.16(b)      1.21      7.90      8.15      4.59     12.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .....................          371          407       448       455       512       533
Ratio of expenses (%) ......................................          .92(c)(e)    .87       .90       .93       .91       .95
Ratio of net investment income (%) .........................         5.54(c)      5.56      5.77      5.84      5.76      6.13
Portfolio turnover rate (%) ................................          346(c)        79       138        83       170       201

(a) Total returns would have been lower had certain expenses not been reduced.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) The annualized ratio of operating expenses to average net assets excluding reorganization costs was .86% for the six months ended March 31, 2000.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

 AARP GNMA AND U.S. TREASURY FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Six Months
                                                                  Ended
                                                                 March 31,                     Years Ended September 30,
                                                                    2000        ---------------------------------------------------
                                                                 (Unaudited)     1999       1998       1997      1996      1995
                                                               --------------------------------------------------------------------
Net asset value, beginning of period ......................      $14.61         $15.40      $15.16     $14.91    $15.19    $14.73
                                                               --------------------------------------------------------------------
Income from investment operations:
   Net investment income ..................................         .47            .94         .99        .98       .99      1.01
   Net realized and unrealized gain (loss) on investment
   transactions ...........................................        (.18)          (.79)        .24        .25      (.28)      .46
                                                               --------------------------------------------------------------------
Total from investment operations ..........................         .29            .15        1.23       1.23       .71      1.47
                                                               --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (.47)          (.94)       (.99)      (.98)     (.99)     (.98)
   Tax return of capital ..................................          --             --          --         --        --      (.03)
                                                               --------------------------------------------------------------------
Total distributions .......................................        (.47)          (.94)       (.99)      (.98)     (.99)    (1.01)
                                                               --------------------------------------------------------------------
Net asset value, end of period ............................      $14.43         $14.61      $15.40     $15.16    $14.91    $15.19
                                                               --------------------------------------------------------------------
Total Return (%) ..........................................        2.00(c)        0.99        8.40       8.49      4.79     10.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ....................       3,829          4,216       4,593      4,584     4,904     5,252
Ratio of expenses (%) .....................................         .73(d)         .65         .61        .65       .64       .67
Ratio of net investment income (%) ........................        6.45(d)        6.25        6.52       6.51      6.55      6.77
Portfolio turnover rate (%) ...............................         308(a)(d)      245(a)      160         87        83        70


 AARP INSURED TAX FREE GENERAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Six Months
                                                                    Ended                      Years Ended September 30,
                                                               March 31, 2000   ---------------------------------------------------
                                                                 (Unaudited)      1999       1998      1997      1996      1995
                                                               --------------------------------------------------------------------
Net asset value, beginning of period ......................      $17.71         $18.85      $18.42    $17.90    $17.74    $16.93
                                                               --------------------------------------------------------------------
Income from investment operations:
   Net investment income ..................................         .43            .85         .88       .88       .87       .87
   Net realized and unrealized gain (loss) on investment
   transactions ...........................................        (.10)         (1.07)        .48       .61       .16       .81
                                                               --------------------------------------------------------------------
Total from investment operations ..........................         .33           (.22)       1.36      1.49      1.03      1.68
                                                               --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (.43)          (.85)       (.88)     (.88)     (.87)     (.87)
   Net realized gains on investment transactions ..........        (.01)          (.07)       (.05)     (.09)       --        --
                                                               --------------------------------------------------------------------
Total distributions .......................................        (.44)          (.92)       (.93)     (.97)     (.87)     (.87)
                                                               --------------------------------------------------------------------
Net asset value, end of period ............................      $17.60         $17.71      $18.85    $18.42    $17.90    $17.74
                                                               --------------------------------------------------------------------
Total Return (%) ..........................................        1.82(c)       (1.21)       7.57      8.57      5.88     10.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ....................       1,480          1,592       1,732     1,712     1,755     1,807
Ratio of expenses (%) .....................................         .76(b)(d)      .67         .62       .66       .66       .69
Ratio of net investment income (%) ........................        4.90(d)        4.65        4.73      4.87      4.83      5.06
Portfolio turnover rate (%) ...............................           9(d)           8           6         8        19        17

(a) The portfolio turnover rates including mortgage dollar roll transactions were 363% and 258% for the periods ended March 31, 2000 and September 30, 1999, respectively.
(b) The annualized ratio of operating expenses to average net assets excluding reorganization costs was .74% for the six months ended March 31, 2000.
(c) Not annualized.
(d) Annualized.

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

 AARP BOND FUND FOR INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the Period
                                                                    Six Months                                         February 1,
                                                                 Ended March 31,      Years Ended September 30,         1997(c) to
                                                                       2000     -----------------------------------   September 30,
                                                                   (Unaudited)         1999            1998               1997
                                                                 ------------------------------------------------------------------
Net asset value, beginning of period ........................    $     14.18     $     15.41     $     15.20     $     15.00
                                                                 -------------------------------------------------------------------
Income from investment operations:
   Net investment income ....................................            .50            1.00            1.02             .69
   Net realized and unrealized gain (loss) on investment
   transactions .............................................           (.29)          (1.06)            .23             .20
                                                                 ------------------------------------------------------------------
Total from investment operations ............................            .21            (.06)           1.25             .89
                                                                 ------------------------------------------------------------------
Less distributions from:
   Net investment income ....................................           (.50)          (1.00)          (1.02)           (.69)
   Net realized gains on investment transactions ............             --            (.17)           (.02)             --
                                                                 ------------------------------------------------------------------
Total distributions .........................................           (.50)          (1.17)          (1.04)           (.69)
                                                                 ------------------------------------------------------------------
Net asset value, end of period ..............................    $     13.89     $     14.18     $     15.41     $     15.20
                                                                 ------------------------------------------------------------------
Total Return (%) (d) ........................................           1.49(a)         (.46)           8.47            6.06(a)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ......................            187             209             180              58
Ratio of expenses before expense reductions (%) .............            .91(b)          .90            1.04            1.53(b)
Ratio of expenses after expense reductions (%) ..............            .58(b)          .42             .19              -- (b)
Ratio of net investment income (%) ..........................           7.09(b)         6.77            6.66            7.03(b)
Portfolio turnover rate (%) .................................            159(b)           64             131              14(b)


 AARP BALANCED STOCK AND BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                      Ended                    Years Ended September 30,
                                                                 March 31, 2000 ---------------------------------------------------
                                                                   (Unaudited)   1999(e)   1998(e)   1997(e)    1996      1995
                                                                 ------------------------------------------------------------------
Net asset value, beginning of period .........................   $  19.31       $19.96    $21.40    $17.63    $16.40    $14.64
                                                                 ------------------------------------------------------------------
Income from investment operations:
   Net investment income .....................................        .26          .67       .75       .72       .66       .61
   Net realized and unrealized gain (loss) on
     investment transactions .................................        .71          .51      (.46)     3.98      1.44      1.79
                                                                 ------------------------------------------------------------------
Total from investment operations .............................        .97         1.18       .29      4.70      2.10      2.40
                                                                 ------------------------------------------------------------------
Less distributions from:
   Net investment income .....................................       (.27)        (.70)     (.73)     (.72)     (.66)     (.60)
   Net realized gains on investment transactions .............       (.37)       (1.13)    (1.00)     (.21)     (.21)     (.04)
                                                                 ------------------------------------------------------------------
Total distributions ..........................................       (.64)       (1.83)    (1.73)     (.93)     (.87)     (.64)
                                                                 ------------------------------------------------------------------
Net asset value, end of period ...............................   $  19.64       $19.31    $19.96    $21.40    $17.63    $16.40
                                                                 ------------------------------------------------------------------
Total Return (%) .............................................       5.06(a)      5.84      1.26     27.34     13.08     16.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .......................        592          682       740       638       403       247
Ratio of expenses before expense reductions (%) ..............        .94(b)(f)    .88       .84       .91       .88      1.01
Ratio of expenses after expense reductions (%) ...............        .89(b)(f)    .88       .84       .91       .88      1.01
Ratio of net investment income (%) ...........................       2.74(b)      3.28      3.50      3.71      4.09      4.12
Portfolio turnover rate (%) ..................................         99(b)        48        57        27        35        64

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
(d) Total return would have been lower had certain expenses not been reduced.
(e) Based on monthly average shares outstanding during the period.
(f) The annualized ratios of operating expenses to average net assets excluding reorganization costs before and after expense reductions were .85% and .80%, respectively, for the six months ended March 31, 2000.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

 AARP GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Six Months Ended
                                                                   March 31,                   Years Ended September 30,
                                                                    2000(a)     ---------------------------------------------------
                                                                  (Unaudited)     1999(a)   1998(a)   1997(a)     1996      1995
                                                               --------------------------------------------------------------------
Net asset value, beginning of period .......................   $    49.02         $49.76    $58.22    $43.94    $38.36    $34.13
                                                               --------------------------------------------------------------------
Income from investment operations:
   Net investment income ...................................          .28           1.02      1.25      1.19      1.17      1.11
   Net realized and unrealized gain (loss) on investment
   transactions ............................................         3.70           4.91     (3.45)    16.00      6.40      5.44
                                                               --------------------------------------------------------------------
Total from investment operations ...........................         3.98           5.93     (2.20)    17.19      7.57      6.55
                                                               --------------------------------------------------------------------
Less distributions from:
   Net investment income ...................................         (.31)         (1.12)    (1.19)    (1.19)    (1.15)    (1.09)
   Net realized gains on investment transactions ...........        (2.08)         (5.55)    (5.07)    (1.72)     (.84)    (1.23)
                                                               --------------------------------------------------------------------
Total distributions ........................................        (2.39)         (6.67)    (6.26)    (2.91)    (1.99)    (2.32)
                                                               --------------------------------------------------------------------
Net asset value, end of period .............................   $    50.61         $49.02    $49.76    $58.22    $43.94    $38.36
                                                               --------------------------------------------------------------------
Total Return (%) ...........................................         8.20(d)       12.10     (4.22)    40.70     20.20     20.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .....................        5,772          6,107     6,452     6,606     4,219     3,007
Ratio of expenses (%) ......................................          .75(e)(f)      .76       .67       .71       .69       .72
Ratio of net investment income (%) .........................         1.16(e)        1.98      2.22      2.38      2.94      3.28
Portfolio turnover rate (%) ................................          106(e)          30        40        33        25        31

 AARP U.S. STOCK INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the Period
                                                                             Six Months          Years Ended          February 1,
                                                                              Ended             September 30,         1997 (b) to
                                                                           March 31, 2000 ------------------------    September 30,
                                                                             (Unaudited)     1999(a)   1998(a)           1997(a)
                                                                           --------------------------------------------------------
Net asset value, beginning of period ...................................     $24.39         $19.26    $17.99    $     15.00
                                                                           --------------------------------------------------------
Income from investment operations:
   Net investment income ...............................................        .14            .32       .32            .20
   Net realized and unrealized gain (loss) on investment transactions ..       4.11           5.09      1.37           2.97
                                                                           --------------------------------------------------------
Total from investment operations .......................................       4.25           5.41      1.69           3.17
                                                                           --------------------------------------------------------
Less distributions from:
   Net investment income ...............................................       (.15)          (.28)     (.29)          (.18)
   Net realized gain on investment transactions ........................       (.04)            --      (.13)            --
                                                                           --------------------------------------------------------
Total distributions ....................................................       (.19)          (.28)     (.42)          (.18)
                                                                           --------------------------------------------------------
Net asset value, end of period .........................................   $  28.45         $24.39    $19.26    $     17.99
                                                                           --------------------------------------------------------
Total Return (%) (c) ...................................................      17.45(d)       28.02      9.39          21.22(d)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .................................        864            577       124             38
Ratio of expenses before expense reductions (%) ........................        .65(e)(g)      .76      1.13           2.38(e)
Ratio of expenses after expense reductions (%) .........................        .55(e)(g)      .50       .50            .50(e)
Ratio of net investment income (%) .....................................       1.09(e)        1.31      1.58           1.94(e)
Portfolio turnover rate (%) ............................................         15(e)           4         1             15(e)

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations.
(c)  Total return would have been lower had certain expenses not been reduced.
(d)  Not annualized.     (e)  Annualized.
(f) The annualized ratio of operating expenses excluding reorganization costs was unchanged for the six months ended March 31, 2000.
(g) The annualized ratios of operating expenses excluding reorganization costs before and after expense reductions were .60% and .50%, respectively, for the six months ended March 31, 2000.

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

 AARP CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months     Years Ended September 30,
                                                                   Ended March
                                                                     31, 2000   ---------------------------------------------------
                                                                   (Unaudited)    1999(a)   1998(a)   1997(a)     1996      1995
                                                                  -----------------------------------------------------------------
Net asset value, beginning of period ...........................  $  62.68      $  51.24  $  57.84  $  43.47  $  38.36  $  31.74
                                                                  -----------------------------------------------------------------
Income from investment operations:
   Net investment income    (loss) .............................      (.04)          .04       .28       .34       .42       .36
   Net realized and unrealized gain (loss) on investment
   transactions ................................................     17.53         18.19     (2.26)    18.43      5.59      6.91
                                                                  -----------------------------------------------------------------
Total from investment operations ...............................     17.49         18.23     (1.98)    18.77      6.01      7.27
                                                                  -----------------------------------------------------------------
Less distributions from:
   Net investment income .......................................      (.04)         (.24)     (.31)     (.41)     (.39)     (.01)
   Net realized gains on investment transactions ...............     (5.40)        (6.55)    (4.31)    (3.99)     (.51)     (.64)
                                                                  -----------------------------------------------------------------
Total distributions ............................................     (5.44)        (6.79)    (4.62)    (4.40)     (.90)     (.65)
                                                                  -----------------------------------------------------------------
Net asset value, end of period .................................  $  74.73      $  62.68  $  51.24  $  57.84  $  43.47  $  38.36
                                                                  -----------------------------------------------------------------
Total Return (%) ...............................................     28.25(d)      36.83     (3.39)    46.72     15.97     23.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .........................     2,448         1,735     1,247     1,228       826       692
Ratio of expenses (%) ..........................................       .90(e)        .91       .87       .92       .90       .95
Ratio of net investment income (loss) (%) ......................      (.11)(e)       .07       .50       .70      1.05      1.00
Portfolio turnover rate (%) ....................................        79(e)         68        53        39        65        98


 AARP SMALL COMPANY STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the Period
                                                                                              Years Ended           February 1,
                                                                            Six Months       September 30,          1997 (b) to
                                                                         Ended March 31,  ----------------------  September 30,
                                                                         2000 (Unaudited)  1999      1998              1997
                                                                        -----------------------------------------------------------
Net asset value, beginning of period ...............................    $    17.89       $16.93    $20.02        $     15.00
                                                                        -----------------------------------------------------------
Income from investment operations:
   Net investment income (loss) (a) ................................          (.05)         .02       .01                .04
   Net realized and unrealized gain (loss) on investment
     transactions ..................................................           .01(g)       .96     (2.98)              4.98
                                                                        -----------------------------------------------------------
Total from investment operations ...................................          (.04)         .98     (2.97)              5.02
                                                                        -----------------------------------------------------------
Less distributions from:
   Net investment income ...........................................          (.02)        (.02)     (.04)                --
   Net realized gains on investment transactions ...................            --           --      (.08)                --
                                                                        -----------------------------------------------------------
Total distributions ................................................          (.02)        (.02)     (.12)                --
                                                                        -----------------------------------------------------------
Net asset value, end of period .....................................    $    17.83       $17.89    $16.93         $    20.02
                                                                        -----------------------------------------------------------
Total Return (%) ...................................................         (0.22)(d)     5.70    (14.91)(c)          33.53(c)(d)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) .............................            52           66        97                 50
Ratio of expenses before expense reductions (%) ....................          1.93(e)(f)   1.70      1.80               2.79(e)
Ratio of expenses after expense reductions (%) .....................          1.88(e)(f)   1.70      1.75               1.75(e)
Ratio of net investment income (loss) (%) ..........................          (.43)(e)      .13       .07                .40(e)
Portfolio turnover rate (%) ........................................            56(e)        17        12                  5(e)

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations.
(c)  Total return would have been lower had certain expenses not been reduced.
(d)  Not annualized.     (e)  Annualized.
(f) The annualized ratios of operating expenses excluding reorganization costs before and after expense reductions were 1.80% and 1.75%, respectively, for the six months ended March 31, 2000.
(g) The amount shown may not agree with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the portfolio.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

 AARP GLOBAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the Period
                                                                                                                       February 1,
                                                                 Six Months       Years Ended September 30,            1996 (b) to
                                                              Ended March 31,   -------------------------------       September 30,
                                                              2000 (Unaudited)  1999        1998        1997              1996
                                                             ----------------------------------------------------------------------
Net asset value, beginning of period                         $   20.24       $   18.12  $   19.24   $   15.49      $    15.00
                                                             ----------------------------------------------------------------------
Income from investment operations:
   Net investment income                                           .04             .09        .19         .09             .06
   Net realized and unrealized gain (loss) on                     3.80            3.16       (.62)       3.72             .43
   investment transactions
                                                             ----------------------------------------------------------------------
Total from investment operations                                  3.84            3.25       (.43)       3.81             .49
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income                                          (.05)           (.21)      (.16)       (.06)             --
   Net realized gain on investment transactions                  (1.90)           (.92)      (.53)         --              --
                                                             ----------------------------------------------------------------------
Total distributions                                              (1.95)          (1.13)      (.69)       (.06)             --
                                                             ----------------------------------------------------------------------
Net asset value, end of period                               $   22.13       $   20.24  $   18.12   $   19.24     $     15.49
                                                             ----------------------------------------------------------------------
Total Return (%)                                                 19.58(d)        18.36      (2.19)      24.67(c)         3.27(c)(d)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)                             184             145        145         148              78
Ratio of expenses before expense reductions (%)                   1.58(e)(f)      1.65       1.65        1.82            2.31(e)
Ratio of expenses after expense reductions(%)                     1.58(e)(f)      1.65       1.65        1.75            1.75(e)
Ratio of net investment income (%)                                 .44(e)          .44        .99         .55            1.03(e)
Portfolio turnover rate (%)                                         57(e)           55         59          31              13(e)


 AARP INTERNATIONAL STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the Period
                                                                              Six Months         Years Ended         February 1,
                                                                                 Ended           September 30,       1997 (b) to
                                                                             March 31, 2000   --------------------   September 30,
                                                                              (Unaudited)       1999       1998         1997
                                                                          ---------------------------------------------------------
Net asset value, beginning of period .................................    $     19.07        $  16.55  $  17.36  $     15.00
                                                                          ---------------------------------------------------------
Income from investment operations:
   Net investment income (loss) ......................................           (.08)            .13       .28          .23
   Net realized and unrealized gain (loss) on investment
   transactions ......................................................           5.26            2.59      (.83)        2.13
                                                                           --------------------------------------------------------
Total from investment operations .....................................           5.18            2.72      (.55)        2.36
                                                                          ---------------------------------------------------------
Less distributions from:
   Net investment income .............................................           (.13)           (.20)     (.11)          --
   Net realized gains on investment transactions .....................           (.74)             --      (.15)          --
                                                                          ---------------------------------------------------------
Total distributions ..................................................           (.87)           (.20)     (.26)          --
                                                                          ---------------------------------------------------------
Net asset value, end of period .......................................    $     23.38        $  19.07  $  16.55  $     17.36
                                                                          ---------------------------------------------------------
Total Return (%) (c) .................................................          27.24(d)        16.52     (3.16)       15.73(d)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ...............................             61              35        41           20
Ratio of expenses before expense reductions (%) ......................           2.16(e)(g)      2.40      2.41         4.28(e)
Ratio of expenses after expense reductions (%) .......................           1.83(e)(g)      1.75      1.75         1.75(e)
Ratio of net investment income (loss) (%) ............................           (.63)(e)        0.75      1.30         2.35(e)
Portfolio turnover rate (%) ..........................................             91(e)          214        75           51(e)

(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations.
(c)  Total return would have been lower had certain expenses not been reduced.
(d)  Not annualized.     (e)  Annualized.
(f) The annualized ratio of operating expenses to average net assets excluding reorganization costs before and after expense reductions was 1.50% for the six months ended March 31, 2000.
(g) The annualized ratios of operating expenses to average net assets excluding reorganization costs before and after expense reductions were 2.08% and 1.75%, respectively, for the six months ended March 31, 2000.

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

 AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the Period
                                                                                Six Months         Years Ended       February 1,
                                                                             Ended March 31,     September 30,       1997 (b) to
                                                                                   2000         ----------------     September 30,
                                                                               (Unaudited)       1999      1998          1997
                                                                             ------------------------------------------------------
Net asset value, beginning of period ................................        $     15.64     $  16.00  $  15.96  $     15.00
                                                                             ------------------------------------------------------
Income from investment operations:
   Net investment income ............................................                .39          .80       .82          .43
   Net realized and unrealized gain (loss) on investment
   transactions .....................................................                .58         (.12)      .03          .96
                                                                             ------------------------------------------------------
Total from investment operations ....................................                .97          .68       .85         1.39
                                                                             ------------------------------------------------------
Less distribution from:
   Net investment income ............................................               (.42)        (.79)     (.76)        (.43)
   Net realized gains on investment transactions ....................               (.29)        (.25)     (.05)          --
                                                                             ------------------------------------------------------
Total distributions .................................................               (.71)       (1.04)     (.81)        (.43)
                                                                             ------------------------------------------------------
Net asset value, end of period ......................................        $     15.90     $  15.64  $  16.00  $     15.96
                                                                             ------------------------------------------------------
Total Return (%) (e) ................................................               6.26(c)      4.21      5.38         9.35(c)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ..............................                 81           99        98           43
Ratio of expenses (f) ...............................................                 --           --        --           --
Ratio of net investment income (%) ..................................               4.91(d)      4.95      5.05         5.13(d)
Portfolio turnover rate (%) .........................................                  7(d)        23         5            6(d)


 AARP DIVERSIFIED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the Period
                                                                                  Six Months      Years Ended         February 1,
                                                                               Ended March 31,   September 30,       1997 (b) to
                                                                                     2000       ---------------      September 30,
                                                                                 (Unaudited)     1999      1998          1997
                                                                             ------------------------------------------------------
Net asset value, beginning of period                                         $     18.27     $  17.19  $  17.40  $     15.00
                                                                             ------------------------------------------------------
Income from investment operations:
   Net investment income                                                             .24          .55       .58          .34
   Net realized and unrealized gain (loss) on investment                            2.01         1.34      (.37)        2.06
   transactions
                                                                             ------------------------------------------------------
Total from investment operations                                                    2.25         1.89       .21         2.40
                                                                             ------------------------------------------------------
Less distributions from:
   Net investment income                                                            (.58)        (.50)     (.32)          --
   Net realized gain on investment                                                  (.71)        (.31)     (.10)          --
                                                                             ------------------------------------------------------
Total distributions                                                                (1.29)        (.81)     (.42)          --
                                                                             ------------------------------------------------------
Net asset value, end of period                                               $     19.23     $  18.27  $  17.19  $     17.40
                                                                             ------------------------------------------------------
Total Return (%) (e)                                                               12.46(c)     11.08      1.22        16.00(c)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)                                               141          133       130           62
Ratio of expenses (%) (f)                                                             --           --        --           --
Ratio of net investment income (%)                                                  2.52(d)      3.00      3.21         3.52(d)
Portfolio turnover rate (%)                                                            7(d)        32         6            8(d)


(a)  Based on monthly average shares outstanding during the period.
(b)  Commencement of operations.
(c)  Not annualized.
(d)  Annualized.
(e) If the Adviser had not maintained some Underlying Funds' expenses, the total return would have been lower.
(f) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the periods presented, thePortfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.

                                   This page
                                 intentionally
                                  left blank.

-------------------------------------------------------------------------/  4  /










                                                                       NOTES  TO
                                                           FINANCIAL  STATEMENTS

Additional information about the financial statements is found in the Notes to Financial Statements. This section includes detailed information on expenses, organization costs, and transactions, as well as management fees and commitments.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization.

   The following AARP Mutual Funds (the "AARP Funds" or the "Funds") from Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Fund Manager") are a series of five entities organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies (the "Trusts").

Trust name:                                     Series name:
----------------------------------------------------------------------------------------------------
AARP Cash Investment Funds:
                                                AARP High Quality Money Fund
                                                AARP Premium Money Fund
AARP Income Trust:
                                                AARP High Quality Short Term Bond Fund
                                                AARP GNMA and U.S. Treasury Fund
                                                AARP Bond Fund for Income
AARP Tax Free Income Trust:
                                                AARP High Quality Tax Free Money Fund
                                                AARP Insured Tax Free General Bond Fund
AARP Growth Trust:
                                                AARP Balanced Stock and Bond Fund
                                                AARP Growth and Income Fund
                                                AARP U.S. Stock Index Fund
                                                AARP Capital Growth Fund
                                                AARP Small Company Stock Fund
                                                AARP Global Growth Fund
                                                AARP International Stock Fund
                                                   (formerly AARP International Growth and
                                                   Income Fund)
AARP Managed Investment Portfolios Trust:
                                                AARP Diversified Income with Growth Portfolio
                                                AARP Diversified Growth Portfolio

   All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Funds within the AARP Managed Investment Portfolios Trust (the "AARP Diversified Portfolios") invest primarily in existing AARP Mutual Funds from Scudder Kemper (the "Underlying AARP Funds").

Note 2. Plan of Reorganization.

   On February 7, 2000, the Trustees of each of the below mentioned funds (identified in the chart below under the heading "Acquired Fund") approved an Agreement and Plan of Reorganization (the "Plan") between each Fund and the corresponding Acquiring Fund identified on the chart below. The Plan applicable to each Fund provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for shares of beneficial interest of the corresponding AARP class of shares of the Acquiring Fund. Each proposed transaction is part of the Scudder Kemper Investments, Inc.'s initiative to restructure and streamline the management and operations of the funds it manages and to expand the offering in the AARP Investment Program to include the fund lineup of the Scudder Family of Funds. Costs incurred in connection with this reorganization initiative are being borne jointly by Scudder Kemper and certain funds and are included as reorganization expense in the Statements of Operations of the applicable Funds. These costs principally include printing, proxy meeting expenses and professional fees. All Funds under the Plan initiative are subject to an allocated charge of such costs except for certain Funds not expected to realize a reduction in their operating expense ratio. Each Plan can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Fund. A Special Meeting (the "Meeting") of the shareholders of each Fund will be held on or about July 11, 2000.

   As a result of the Plan, each shareholder of the Fund will become a shareholder of the AARP class of the Acquiring Fund and would hold, immediately after the closing of the Plan (the "Closing"), that number of full or fractional shares of beneficial interest of the AARP class of shares of the Acquired Fund having an aggregated net asset value equal to the aggregate net asset value of such shareholder's shares held in each Fund as of the close of business on the business day preceding the closing. The closing is expected to take place during the third quarter of 2000.

                  Acquired Fund                                             Acquiring Fund
----------------------------------------------------------------------------------------------------------------
AARP Balanced Stock and Bond Fund                       Scudder Balanced Fund
AARP Bond Fund for Income                               Scudder Income Fund
AARP Diversified Growth Portfolio                       Scudder Pathway Growth Portfolio
AARP Diversified Income with Growth Portfolio           Scudder Pathway Conservative Portfolio
AARP Global Growth Fund                                 Scudder Global Fund
AARP Growth and Income Fund                             Scudder Growth and Income Fund
AARP High Quality Money Fund                            Scudder Cash Investment Trust
AARP High Quality Short Term Bond Fund                  Scudder Short Term Bond Fund
AARP High Quality Tax Free Money Fund                   Scudder Tax Free Money Fund
AARP Insured Tax Free General Bond Fund                 Scudder Managed Municipal Bonds
AARP International Stock Fund                           Scudder International Fund
AARP Premium Money Fund                                 Scudder Money Market Series
AARP U.S. Stock Index Fund                              Scudder S&P 500 Index Fund

   In the event that shareholders of a Fund fail to approve the Plan for that Fund, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals. AARP GNMA and U.S. Treasury Fund, AARP Capital Growth Fund, and AARP Small Company Stock Fund are expected to continue operating as individual Funds for the remainder of fiscal year 2000.

Note 3. Significant Accounting Policies.

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

   A. Security Valuation. The AARP Cash Investment Funds and the AARP High Quality Tax Free Money Fund use the amortized cost method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market.

   Security valuation with respect to each of the remaining Funds is performed in the following manner:

   Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there are no such bid and asked quotations, the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Unlisted securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. Lacking any sales, the security is valued at the calculated mean quotation for such security. Lacking a calculated mean, the

NOTES TO FINANCIAL STATEMENTS

security is valued at the most recent bid quotation. If there are no such sales, the value is the most recent bid quotation.

   Portfolio debt securities, other than money market securities, are valued by pricing agents approved by the officers of the Trusts, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

   Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which, together with accrued interest, approximates market.

   Investments in the Underlying AARP Funds of the AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

   The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is at least equal to the repurchase price plus accrued interest.

   C. Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP GNMA and U.S. Treasury Fund and the AARP Insured Tax Free General Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities, and the AARP GNMA and U.S. Treasury Fund purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

   Upon entering into a futures contract, a fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by a fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, a fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

   Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit a fund's ability to close out a futures contract prior to the settlement date, and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, a fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

   D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the applicable Fund if the option is exercised.

   During the period, the AARP GNMA and U.S. Treasury Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period the AARP GNMA and U.S. Treasury Fund wrote put options on securities as a temporary substitute for purchasing selected investments and to enhance potential gain.

   If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

   The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

   The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

   When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

   E. Securities Purchased on a Forward Delivery or When-Issued Basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time a fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund. The AARP High Quality Short Term Bond Fund and the AARP GNMA and U.S. Treasury Fund held when-issued securities during the period.

   F. Forward Currency Exchange Contracts. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets. In addition, the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund and AARP International Stock Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

   Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

   Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

   G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

   H. Mortgage Dollar Rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. During the period, the AARP High Quality Short Term Bond Fund and the AARP GNMA and U.S. Treasury Fund entered into mortgage dollar rolls.

   I. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. In addition, acquisition discount is accreted on securities purchased with an original maturity of one year or greater for the AARP Bond Fund for Income. Premiums on securities purchased by the Funds of the AARP Tax Free Income Trust are amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the AARP Diversified Growth and AARP Diversified Income with Growth Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

   Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

   J. Federal Income Taxes. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

   K. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing substantially all of its net investment income to shareholders. Dividends from the AARP Cash Investment Funds and the Funds of the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income with Growth Portfolio, the AARP Balanced Stock and Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Stock Fund, the AARP Diversified Growth
Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund and AARP Premium Money Fund may take into account realized gains and losses on the sales of securities in their daily distributions. Additional distributions may be made by each Fund if necessary.

   The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations, which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, Real Estate Investment Trusts (REITs) and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

   L. Expenses. Each Fund (except for the AARP Diversified Income with Growth and AARP Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders and portions of Trustees' and legal fees, are allocated among all the Funds.

   The AARP Diversified Income with Growth and AARP Diversified Growth Portfolios (the "Portfolios") have entered into a Special Servicing Agreement with Scudder Kemper, the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income with Growth and AARP Diversified Growth Portfolios during the period. For the six months ended March 31, 2000, the Fund Manager paid approximately $11,255 of expenses on behalf of the AARP Diversified Growth Portfolio.

   For the six months ended March 31, 2000, the amounts charged to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statements of Operations as part of the Services to shareholders expense, were as follows:

         AARP High Quality Money Fund                   $   2,167        AARP U.S. Stock Index Fund                    $  73,696
         AARP High Quality Short Term Bond Fund         $   6,795        AARP Capital Growth Fund                      $  19,103
         AARP GNMA and U.S. Treasury Fund               $  43,616        AARP Small Company Stock Fund                 $   7,158
         AARP Bond Fund for Income                      $  57,005        AARP Global Growth Fund                       $   7,638
         AARP Growth and Income Fund                    $  21,035        AARP International Stock Fund                 $   6,276

   M. Organization Costs. Costs incurred by the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Stock Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized

NOTES TO FINANCIAL STATEMENTS

on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Premium Money Fund, the AARP Diversified Growth and AARP Diversified Income with Growth Portfolios.

   N. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended March 31, 2000, is as follows:

                                    Beginning         Purchases          Sales
Affiliate                            Cost ($)          Cost ($)        Cost ($)       Ending Cost ($)       Value ($)
--------------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc.
(REIT) .........................    49,335,005               --       32,213,739        17,121,266          23,516,013
                                 =========================================================================================

                                       Realized Gain/Loss ($)              Dividend Income ($)
                                 ----------------------------------------------------------------------

Affiliated Issuers .............             2,112,249                           1,455,834
Unaffiliated Issuers ...........            252,731,667                         49,285,281
                                 ----------------------------------------------------------------------
Total ..........................            254,843,916                         50,741,115
                                 ======================================================================


   The AARP Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At March 31, 2000, the Diversified Income with Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares: approximately 13% of the AARP Bond Fund for Income. The AARP Diversified Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares at March 31, 2000: approximately 9% of the AARP International Stock Fund; 13% of the AARP Bond Fund for Income; 12% of the AARP Small Company Stock Fund; and 6% of the U.S. Stock Index Fund.

Note 4. Management Fee and other Related Transactions.

   Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Managed Investment Portfolios Trust) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios).

   The Annual Base Fee is calculated as follows:

             .35% of the first $2.0 billion of such               .26% of the next $3.0 billion of such assets
                  assets
             .33% of the next $2.0 billion of such assets         .25% of the next $3.0 billion of such assets
             .30% of the next $2.0 billion of such assets         .24% of such assets thereafter
             .28% of the next $2.0 billion of such assets

   In addition to the Base Fee, each Fund (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, and the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $152,967 for the six months ended March 31, 2000.

   The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                    Fund                          Rate                            Fund                           Rate
---------------------------------------------- -----------  -------------------------------------------------  ----------
AARP High Quality Money Fund ................      .10%     AARP Balanced Stock and Bond Fund ..............       .19%
AARP High Quality Tax Free Money Fund .......      .10%     AARP Growth and Income Fund ....................       .19%
AARP Premium Money Fund .....................      .10%     AARP Capital Growth Fund .......................       .32%
AARP High Quality Short Term Bond Fund ......      .19%     AARP Small Company Stock Fund ..................       .55%
AARP GNMA and U.S. Treasury Fund ............      .12%     AARP Global Growth Fund ........................       .55%
AARP Insured Tax Free General Bond Fund .....      .19%     AARP International Stock Fund ..................       .60%
AARP Bond Fund for Income ...................      .28%

   The total amount of management fees for each Fund is shown in the Statements of Operations as Management Fee.

   As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager, under the Management Agreement, will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC. During the six months ended March 31, 2000 the Adviser reimbursed the AARP High Quality Short Term Bond Fund, the AARP Bond Fund for Income and the AARP Balanced Stock and Bond Fund $917,511, $29,300 and $90,101, respectively, for losses incurred in conjunction with portfolio trading.

   The Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until January 31, 2001: AARP Small Company Stock Fund, 1.75% of average daily net assets; and until the earlier of the reorganization or January 31, 2001: AARP Premium Money Fund, 0.50% of average daily net assets; AARP High Quality Money Fund, 0.95% of average daily net assets; AARP Bond Fund for Income, 0.50% of average daily net assets from October 1, 1999 to January 31, 2000 and 0.75% of average daily net assets after January 31, 2000; AARP U.S. Stock Index Fund, 0.50% of average daily net assets; and AARP International Stock Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been included in the Expense Reductions on the Statements of Operations. Certain expenses such as Reorganization expenses are excluded from the expense limitation.

   The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the six months ended March 31, 2000, as follows: AARP Premium Money Fund $188,082; AARP Bond Fund for Income $316,528; AARP U.S. Stock Index Fund $378,940; AARP Small Company Stock Fund $14,348; and AARP International Stock Fund $73,091.

   These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below and is included in Services to shareholders in the Statements of Operations.

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS

   For the six months ended March 31, 2000, the amounts charged by SSC and SFAC to the Funds were as follows:

                                                         Amount
                                                      Charged To        Total SSC            Amount       Total SFAC
                                                        Fund by         Unpaid at        Charged To        Unpaid at
                  Fund                                   SSC          March 31, 2000*   Fund by   SFAC   March 31, 2000*
--------------------------------------------------  ---------------- ----------------  ---------------- ----------------
AARP High Quality Money Fund ....................   $    636,624        $  106,271        $   24,933       $    4,063
AARP High Quality Tax Free Money Fund ...........         82,097            23,665            15,000            2,500
AARP Premium Money Fund .........................        161,964           113,419            19,237           19,237
AARP High Quality Short Term Bond Fund ..........        457,256           172,848            35,070            5,524
AARP GNMA and U.S. Treasury Fund ................      3,271,138         1,585,746           389,575          130,629
AARP Insured Tax Free General Bond Fund .........      1,046,027           173,023            74,643           12,289
AARP Bond Fund for Income .......................        114,053            24,867            28,009            9,475
AARP Balanced Stock and Bond Fund ...............        760,547           124,398            55,705            8,456
AARP Growth and Income Fund .....................      5,202,262           828,163           181,947           28,353
AARP U.S. Stock Index Fund ......................        750,439           424,142            76,542           27,729
AARP Capital Growth Fund ........................      1,779,333           243,672            86,944           15,072
AARP Small Company Stock Fund ...................        107,587            13,794            20,186            3,194
AARP Global Growth Fund .........................        229,718            43,167            65,831           11,301
AARP International Stock Fund ...................         70,139            43,982            38,608            7,106

* Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

   Scudder Trust Company ("STC"), a subsidiary of the Fund Manager, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. For the six months ended March 31, 2000, the amount charged to the AARP GNMA and U.S. Treasury Fund, the AARP Balanced Stock and Bond Fund and the AARP U.S. Stock Index Fund amounted to $16,249, $15,350, and $24,028, respectively, of which $3,168, $2,788, and $4,646 remains unpaid at March 31, 2000, respectively.

   The AARP Investment Program pays each Trustee unaffiliated with Scudder Kemper or AARP an annual retainer, plus specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statements of Operations as Trustees' fees and expenses.

Note 5. Line of Credit.

   The AARP Funds and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 6. Commitments.

As of March 31, 2000, the AARP Global Growth Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $1,050,281.

                                                                                       Net Unrealized
                                                                                        Appreciation
    Contracts to Deliver              In Exchange For          Settlement Date     (Depreciation) (U.S.$)
------------------------------  -----------------------------  -----------------  --------------------------
JPY           1,575,662,841     USD              14,480,000        5/22/00        $       (1,050,281)
                                                                                  ==================

Note 7. Expense Off-Set Arrangements.

   The Funds listed below have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended March 31, 2000, the Funds' custodian and transfer agent fees were reduced as follows:

                                                                Custody              Transfer Agent
                    Fund                                        Credits ($)             Credits ($)
--------------------------------------------------------    --------------------     -------------------
AARP High Quality Money Fund ..........................              311                    8,190
AARP High Quality Tax Free Money Fund .................              577                    1,708
AARP Premium Money Fund ...............................               56                    3,632
AARP High Quality Short Term Bond Fund ................            1,612                    4,230
AARP GNMA and U.S. Treasury Fund ......................           14,651                   69,122
AARP Insured Tax Free General Bond Fund ...............            9,324                   12,090
AARP Bond Fund for Income .............................               27                    3,472
AARP Balanced Stock and Bond Fund .....................              224                  180,822
AARP Growth and Income Fund ...........................           22,466                   87,257
AARP U.S. Stock Index Fund ............................              326                   14,954
AARP Capital Growth Fund ..............................               45                   43,718
AARP Small Company Stock Fund .........................              489                    1,128
AARP Global Growth Fund ...............................            2,333                      143
AARP International Stock Fund .........................              954                       15

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OFFICERS AND TRUSTEES

The Officers and Trustees of the AARP Investment Program from Scudder act on behalf of all shareholders of the AARP funds. They are responsible for ensuring that each AARP fund is administered in accordance with the terms set forth in the fund's prospectus and in accordance with government regulations.

Chosen for their diverse backgrounds -- which appropriately reflect the diversity of the AARP membership -- each Trustee brings a wealth of personal and professional experience to the Program.

OFFICERS AND TRUSTEES

LINDA C. COUGHLIN*
--------------------------------------------------------------------------------

President, Chairperson and Trustee of each AARP Trust; Managing Director of Scudder Kemper Investments, Inc.

HORACE B. DEETS
--------------------------------------------------------------------------------

Vice Chairman of each AARP Trust and Trustee of AARP Cash Investment Funds, AARP Growth Trust and AARP Tax Free Income Trust; Executive Director, AARP; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

CAROLE LEWIS ANDERSON
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Principal, Suburban Capital Markets, Inc.; President, MASDUN Capital Advisors; Director, VICORP Restaurants, Inc.; Trustee, Hasbro Children's Foundation, New York City; Founder and Director, Forum for Women Corporate Directors, New York City; Member of Corporate Advisory Counsel of WREI (The Women's Research and Education Institute), Washington, D.C. (1993-1999); Formerly Managing Director, Mergers and Acquisitions, PaineWebber, Inc., New York City; Member of the Board, Association for Corporate Growth of Washington, D.C. (1993-1996); Member of the Board, CREW (Commercial Real Estate Women of Maryland) (1994-1996); Trustee, Mary Baldwin College (1987-1997); Trustee, Penn. State Alumni Association (1987-1997)

ADELAIDE ATTARD
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Member, New York City Department of Aging Advisory Council -- Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981-1996); Member, NYS Community Services for the Elderly Advisory Council -- Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

ROBERT N. BUTLER, M.D.
--------------------------------------------------------------------------------

Trustee of each AARP Trust; CEO and President, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center (1982-1997); Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

ESTHER CANJA
--------------------------------------------------------------------------------

Trustee of AARP Managed Investment Portfolios Trust and AARP Income Trust; President-Elect, AARP (1998) (will be President as of May 17, 2000); Member, AARP Finance Committee; Trustee, Andrus Foundation; Executive Director, Area Agencies on Aging Association of Michigan; Chairperson: AARP National Nominating Committee, AARP Board Operations Committee, AARP Group Health Insurance Plan, AARP Membership Services Committee, Governor's Task Force to Establish a Department of Elder Affairs in Florida, Department of Elder Affairs of Florida Advisory Committee; Member, Florida State Long-Term Care Ombudsman Council; Board Member, Area Agency on Aging of South Central Florida; AARP State Director of Florida (1990-1992).

EDGAR R. FIEDLER
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, New Britain, CT; Harris Insight Funds; and Emerging Mexico Fund.

EUGENE P. FORRESTER
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General: U.S. Army Western Command, Honolulu; Combined Field Army, Korea; Consultant: Digital Equipment, Korea (1992-Present); International Trade - Philip Morris International (1985-Present); PICS Previews, San Francisco, CA (1992-Present); Director, CP National Corp. (1983-1992).

DR. GEORGE L. MADDOX, JR.
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Member, Board of Trustees, The Forest at Duke, Durham, N.C.; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University (1995); Director, Duke University Center for the Study of Aging and Human Development (1972-1982); Founding Member of Council, National Institute on Aging, N/H (1975-1980).

ROBERT J. MYERS
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Formerly Trustee: Manufacturers Investment Trust, NASL Series Trust, North American Funds; Formerly Director, Board of Pensions, Lutheran Church in America; Formerly Chairman: Commission on Railroad Retirement Reform, Board of Advisors, Seniors Coalition; Former Member:
U.S. Office of Technology Assessment, Commission on the Social Security "Notch" Issue, National Commission on Social Security, Prospective Payment Assessment Commission; Former Deputy Commissioner, U.S. Social Security Administration; Former Chief Actuary, U.S. Social Security Administration; Former Professor, Temple University.

JAMES H. SCHULZ
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

GORDON SHILLINGLAW
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

JEAN GLEASON STROMBERG
--------------------------------------------------------------------------------

Trustee of each AARP Trust; Consultant; Formerly Director, Financial Institutions Issues, U.S. General Accounting Office; Formerly Partner, Fulbright & Jaworski Law Firm.

WILLIAM F. GLAVIN, JR.*                          KATHRYN L. QUIRK*
--------------------------------------------------------------------------------

Vice President of each AARP Trust                Vice President and Secretary of
                                                 each AARP Trust

JAMES E. MASUR*                                  JOHN MILLETTE*
--------------------------------------------------------------------------------

Vice President of each AARP Trust                Vice President and Assistant
                                                 Secretary of each AARP Trust

ANN M. MCCREARY*                                 JOHN R. HEBBLE*
--------------------------------------------------------------------------------

Vice President of each AARP Trust                Treasurer of each AARP Trust

JAMES W. PASMAN*
--------------------------------------------------------------------------------

Vice President of each AARP Trust


*Scudder Kemper Investments, Inc.

Effective January 1, 1995, each member of and nominee for each Board of Trustees must own shares of one or more of the Funds of the Trust for which he/she serves as Trustee.

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                                                  INVESTOR SERVICES

Information about AARP Investment Program services is contained in this section. You are encouraged to contact us about these services through our Internet Web site at aarp.scudder.com or by calling Easy-Access, our automated information line. Of course, you can also speak with one of our Mutual Fund Representatives regarding your account.




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                                      172
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                     INVESTOR SERVICES

AUTOMATIC            Take advantage of dollar cost averaging -- a simple, systematic
INVESTMENT PLAN      approach to managing risk. By investing a specific amount of money in one or more of the AARP Mutual Funds from Scudder on a regular basis (usually monthly), you can potentially
                     reduce your average cost per share. By purchasing shares at different prices over time, dollar cost averaging can offer the potential for a lower cost per share. You can begin
                     your Automatic Investment Plan with as little as $50 per
                     month.

LUMP SUM SERVICE     If you need assistance in determining your options for a
                     lump sum payment from a retirement plan or life insurance
                     policy, we can help. You can work directly with a trained
                     AARP Retirement Plan Specialist who can explain the
                     options, including the tax implications and investment
                     options. We can also assist you with expediting your lump
                     sum distribution.

WEB SITE             The AARP Investment Program Web site -- aarp.scudder.com --
                     provides timely information on a variety of issues to help investors prepare for life's financial eventualities. The site includes general information on the financial markets and
                     investing, AARP fund updates, and interactive tools to help you plan for retirement and invest in retirement. The site features our Financial Library-- a series of online guides designed to address specific issues facing investors over 50.
                     You can also view your account, make fund exchanges, and
                     submit questions and comments directly to Investment Program representatives through the site.

LEGACY SERVICE(SM)   The AARP Investment Program Legacy Service(SM) was developed to help shareholders feel confident that their investments will pass to their spouse or heirs the way they intended. The
                     service consists of two parts:  the Legacy Planner, an
                     informational guide which provides suggestions for organizing your financial affairs, and the Legacy Transfer Guide, a
                     service available to families who have recently experienced a death, which is intended to help family members understand and protect their inheritance.

FINANCIAL LIBRARY    In 1999 we launched a major new investor education effort--
                     the AARP Investment Program Financial Library. The library is a collection of objective investment education guides designed to address specific issues facing investors over 50. The four-
                     to six-page guides are written in plain English and contain tools and resources to help shareholders solve specific
                     problems. Topics for most of these guides come from years of fielding questions from AARP Investment Program shareholders.
                     The guides cover such topics as "Seven Steps Toward Planning for Retirement," "Investing IRA Distributions to Meet Your
                     Needs and Goals," and "Planning Ahead for the Asset Transfers
                     When a Death Occurs." For a list of topics, visit our Web site at aarp.scudder.com. If you do not have access to the
                     Internet, you can request up to three guides by calling one of our representatives.

For more information on the AARP Investment Program's Investor Services,  please
visit  our  Web  site  at   aarp.scudder.com   or  contact   our   Mutual   Fund
Representatives at 1-800-253-2277.

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                                      174

                         GLOSSARY

Terms in bold italics throughout the report are defined here.

ASSET-BACKED SECURITIES  Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

COUPON The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. Traditionally bond certificates were issued with "coupons" representing the dividend payment that would be detached and mailed to the custodian bank for payment.

CREDIT RISK              The likelihood of a bond issuer to make timely principal
                         and interest payments. Treasury notes and bonds have
                         virtually no credit risk because the securities are backed by the full faith and credit of the U.S. government. In
                         contrast, high yield bonds ("junk bonds"), which have low
                         credit ratings, have a significant amount of credit risk
                         because of a higher likelihood of default.

CYCLICAL/NON-CYCLICAL    A cyclical stock tends to rise quickly when the economy
                         turns up and to fall quickly when the economy turns
                         down. Examples include companies in the auto, cement,
                         housing, machinery, paper, and steel industries. A
                         non-cyclical stock is less affected by the economy and
                         includes those companies in the food and pharmaceutical
                         industries.

DURATION                 A mathematical calculation of the average life of a bond
                         (or bonds in a bond fund) that serves as a useful measure
                         of price risk. Each year of duration represents an
                         expected 1% change in the price of a bond for every 1%
                         change in interest rates. For example, if a bond fund has
                         an average duration of two years, its price will decline
                         about 2% when interest rates rise by one percentage point.
                         Conversely, the bond fund's price will rise about 2% when
                         interest rates fall by one percentage point.

FUNDAMENTALS/            Analysis of companies based on the projected impact of
FUNDAMENTAL RESEARCH     management, products, sales, and earnings on their balance sheets and income statements. Fundamental research is
                         distinct from technical analysis, which evaluates the
                         attractiveness of a stock based on historical price and
                         trading volume movements.

GROWTH STOCK             Stock of a company that has displayed above-average
                         earnings growth and is expected to continue to increase
                         profits rapidly going forward. Stocks of such companies
                         usually trade at higher price earnings multiples (see
                         price/earnings ratio) and experience more price volatility than the market as a whole. Distinct from value stock.

                                      175

LIQUIDITY                A characteristic of an investment or an asset referring
                         to the ease of convertibility into cash within a
                         reasonably short period of time.

MARKET CAPITALIZATION    The market value of a company's outstanding shares of
(LARGE-CAP/SMALL-CAP)    common stock, determined by multiplying the number of
                         shares outstanding by the share price (shares x price =
                         market capitalization). The universe of publicly traded
                         companies is frequently divided into large-, mid-, and
                         small-capitalization. Large-cap stocks tend to be more
                         liquid than small-cap stocks.

MATURITY The date when an issuer must pay the face amount of the bond to the bondholder. An investor who buys $10,000 worth of 10-year bonds will receive $10,000 at the end of 10 years, after receiving interest (coupon) payments over the 10-year period.

PREPAYMENT RISK          The possibility that, as interest rates fall,
                         homeowners will refinance their home mortgages,
                         resulting in the prepayment of mortgage securities.

PRICE/EARNINGS RATIO     The price of a stock divided by its earnings per
                         share, also known as price/earnings multiple (P/E). A
                         widely used gauge of a stock's valuation that indicates
                         what investors are paying for a company's earning power
                         at the current stock price. A relatively high P/E
                         multiple indicates higher expected earnings growth,
                         along with greater risk of earnings disappointment.

TOP-DOWN STRATEGY        A method in which the investor first looks at
                         trends in the general economy or, in the case of
                         international investing, the economies of several
                         countries, and next selects companies or industries
                         that stand to benefit from those trends. The opposite
                         of bottom-up investing.

VALUE STOCK              A company whose stock price does not fully reflect its
                         intrinsic value, as indicated by its price/earnings ratio, price/book value ratio, dividend yield, or some other
                         valuation measure, relative to its industry or the market
                         overall. Value stocks tend to display less price
                         volatility and may carry higher dividend yields than
                         growth stocks.

YIELD SPREAD             The difference in yield between two types of bonds. A
                         mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity. If GNMA
                         yield spreads are "narrow," for example, it typically
                         means that GNMA yields have been declining (and prices
                         rising), compared with Treasury bonds of similar maturity.

                     THE EXPENSE OF PUBLISHING THIS REPORT

Some AARP fund shareholders have inquired about the expense of publishing this report. While the report is legally required by federal securities law and monitored by the Securities and Exchange Commission (SEC), the AARP Investment Program from Scudder also seeks to provide shareholders with meaningful information that is easy to use.

In seeking this objective, we continually incorporate feedback from AARP members. We go to great lengths to explain the investment markets and fund performance in a way that is insightful and understandable. We also have attempted to make this report more readable than other financial reports.

To control costs, we have been able to obtain a lower price for the paper this report is printed on by combining our paper needs with that of other Scudder Kemper Investments divisions for aggregate purchases of over two million pounds annually. While the number of AARP funds has doubled from two years ago, the cost of producing this report has dropped from $0.008 per page in 1997 to $0.006 per page in 1999.

We also are mindful of the number of copies we mail to shareholders and attempt to send only one copy to the same address whenever possible. This has resulted in a 53% decrease in the total number of reports mailed compared to mailing one report to each AARP shareholder account.

Through these and other efforts we are able to keep the cost of printing this report to 98 cents per copy.

Our cost-conscious approach to producing this report reflects our overall attention to fund expenses and to providing attractive value to shareholders.






The paper used for the cover and internal pages of this report incorporates recycled corrugated containers. The "Crystal Recycling Process" which created this paper saved four and one-half truckloads of boxes from going to landfills. When you are finished with this report, please continue the process and recycle it.